UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Penn Series Funds, Inc.
Annual Report
As of December 31, 2020
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your financial professional regularly to make sure that your asset allocation remains on target.
2020 will be remembered as a year where our nation and the entire world faced unprecedented challenges but also displayed incredible resilience. The longest U.S. economic expansion on record came to an abrupt halt in March as the coronavirus pandemic forced a national shutdown. The employment picture in the U.S. quickly transitioned from the best in nearly 50 years to more than 20 million jobs lost by the April employment report. Non-financial service sectors such as airlines, cruise lines, restaurants and lodging bore the brunt of the shutdowns and related job losses.
Stocks despite hitting new highs in February, suffered over a 30 percent decline in just over a month. The contraction in U.S. economic activity was the sharpest on record, declining 31 percent during the second quarter. Despite continued stress across many businesses still challenged by the pandemic, fast action in March by the Federal Reserve (Fed) provided much needed liquidity to markets and the economy. Passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act quickly followed the Fed action and helped to limit permanent damage to the U.S. economy. While the depth of the recession was extreme, the duration was short as the third quarter gross domestic product rebounded with the largest increase on record, up approximately 33 percent. In a year marked by a string of unprecedented events, one market trend that held steady was the outperformance of growth over value stocks. Technology companies have been insulated from the economic fallout during the pandemic and, in certain cases, benefited from the increased reliance on technology and acceleration of changing consumer habits. In this very volatile environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 20.82 percent for the full twelve-month period ending December 31.
On a relative basis, large-capitalization stocks provided higher returns than mid- and small-capitalization stocks during the year. Large-capitalization stocks, as measured by the Russell 1000 Index, returned 20.96 percent, while mid-capitalization stocks, as measured by the Russell Midcap Index returned 17.10 percent and small-capitalization stocks, as measured by the Russell 2000 Index, returned 19.96 percent. From a style perspective, despite value stocks modestly outperforming growth stocks in the fourth quarter, growth outperformed value for the full year in all market capitalizations. The widest disparity being in the large-capitalization space. For instance, large-capitalization growth stocks, as measured by the Russell 1000 Growth Index returned 38.49 percent while large-capitalization value stocks, as measured by the Russell 1000 Value Index, returned 2.80 percent.
International markets also suffered from the pandemic-driven economic shutdown and experienced extreme volatility throughout the year. Global equity markets generally failed to keep pace with the size of the rebound for U.S. equities, with emerging markets being the exception. Investors remained focused on divergences in the path of the pandemic among different countries. In this environment, emerging markets stocks, thanks to their almost 20 percent fourth quarter return, ended the year with a strong 18.31 percent return, as measured by the MSCI Emerging Markets Index and developed international stocks returned 7.82 percent, as measured by the MSCI EAFE Index.
Fixed-income markets closed the year on a strong note after positive vaccine news helped bring a light at the end of the tunnel for the pandemic. During the twelve-month period, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned a solid 7.51 percent and high-yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 7.11 percent. Treasury yields tumbled to historic lows in early March as investors sought safety during the extreme market volatility and credit stress. They have remained in a tight trading range since then despite some upward pressure at the long end of the yield curve during the fourth quarter. The Fed remains committed to use its full range of tools to support the economic recovery and expects to keep short-term rates at zero through the end of 2023.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.
Sincerely,
David M. O’Malley
President and Chief Operating Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned 3.65% for the twelve-month period ending December 31, 2020, compared to the 3.33% return for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Bond Index, for the same period.
The Federal Reserve (Fed) implemented two emergency meeting interest rate cuts in early March bringing short-term rates back to zero as the coronavirus pandemic forced a nationwide shutdown. The United States economy has gradually recovered during the second half of the year but risks remain in light of the recent increase in COVID-19 cases. Fed policymakers expect to keep short-term rates at the zero lower bound through the end of 2023 given remaining uncertainty on the path of the pandemic. The Treasury 2-year note yield fell nearly 150 basis points during 2020 to finish the year at 0.12%.
Currently, we are modestly underweight duration, or interest rate risk, in the Fund. Even though short-term rates are likely to stay range-bound in 2021, improving news on the economy and inflation as vaccines are more widely distributed may force the Fed to reconsider its commitment to the current zero-interest-rate policy.
Performance benefited from our disciplined approach to duration and credit management during this year’s extraordinary market volatility. We are currently maintaining our overweight to high-quality structured securities including collateralized loan obligations, student loan asset-backed securities and securitized aircraft debt, while opportunistically reducing exposure within the more fully valued corporate sector.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2010 would have grown to $11,934. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index on December 31, 2010 would have grown to $11,715.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	3.65%	2.84%	1.78%
Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Bond Index	3.33%	2.21%	1.60%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Corporate Bonds	44.6%
Asset Backed Securities	29.3%
Commercial Mortgage Backed Securities	12.1%
U.S. Treasury Obligations	9.3%
Residential Mortgage Backed Securities	4.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned 8.43% for the twelve-month period ending December 31, 2020, compared to the 7.51% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
2020 witnessed historic financial market volatility in March as economies across the globe shut down to contain the spread of the coronavirus. The Federal Reserve (Fed) implemented two emergency meeting rate cuts bringing short-term rates back to zero and Treasury yields moved to record low territory. Credit spreads widened dramatically to the highest levels since the Great Financial Crisis. The extreme economic and financial market stress spurred numerous fiscal and monetary policy responses including new Fed facilities to purchase corporate bonds.
The unprecedented measures of government stimulus helped to fuel a recovery in both the economy and capital markets. Markets closed the year strongly after positive vaccine news was announced in early November. Investment grade corporate credit spreads ended 2020 at 96 basis points (bps), almost exactly where they started, with corporate bonds outperforming duration-matched Treasuries by 49 bps.
Opportunistic management of corporate and securitized debt during the extreme credit market volatility benefited Fund performance versus benchmark. Yield curve steepening during the second half of 2020 was also a positive contributor to Fund results.
We expect additional yield curve steepening in 2021 with mounting inflation pressures and record new supply likely to keep upward pressure on interest rates at the long-end of the yield curve. Current overweight positioning in the Fund include multi-family commercial mortgage-backed securities, securitized aircraft debt and high-quality collateralized loan obligations (CLOs).
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Quality Bond Fund on December 31, 2010 would have grown to $15,017. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Quality Bond Fund	8.43%	5.24%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Corporate Bonds	44.9%
Commercial Mortgage Backed Securities	18.8%
Residential Mortgage Backed Securities	13.4%
Asset Backed Securities	13.3%
U.S. Treasury Obligations	6.2%
Municipal Bonds	3.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned 7.52% for the twelve-month period ending December 31, 2020, compared to the 5.48% return for its benchmark, the Credit Suisse High Yield Bond Index for the same time period.
After an emotional and tumultuous 10 months, 2020 ended very strong as markets began to increasingly price in a return to a more normalized economic environment. In addition, the expectation of political gridlock and thus incremental policy changes boosted risk appetite as the year closed. The high yield market rebounded sharply from its March and April lows thanks to strong fiscal and monetary stimulus. In addition, record new issuance helped alleviate corporate liquidity and maturity concerns. Treasury rates, the main driver of total returns, rallied sharply throughout the year with the 10-year falling about 90 basis points. The Credit Suisse High Yield Bond Index returned 5.7% in November and December 2020 alone, post positive vaccine and election news, driven by material outperformance in CCC credit and lower- rated energy bonds. Still, higher quality BB-rated bonds were the strongest performing segment of the market for the full year. Current valuations reflect materially lower expected defaults and downgrade activity for 2021 and 2022.
The Fund entered 2020 underweight energy and lower quality risk, which aided performance during the first quarter sell off. During the second quarter and throughout the remainder of 2020, the Fund added risk opportunistically while still maintaining its overall up-in-quality orientation. A few of the Fund's overweight sectors included secured airline paper, healthcare, industrials, and food and retail.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the High Yield Bond Fund on December 31, 2010 would have grown to $18,936. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Credit Suisse High Yield Bond Index, during the same period. A $10,000 investment in the Credit Suisse High Yield Bond Index on December 31, 2010 would have grown to $18,720.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
High Yield Bond Fund	7.52%	8.59%	6.59%
Credit Suisse High Yield Bond Index	5.48%	8.24%	6.47%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
BB/B Rated	35.5%
BBB/BB Rated & Above	22.2%
BB Rated	15.3%
B/CCC Rated	10.8%
B Rated	8.3%
Not Rated	3.0%
CCC and Below	2.8%
Equity Securities	1.2%
Loan Agreements	0.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned 17.83% for the twelve-month period ending December 31, 2020, compared to the 18.40% return of its benchmark, the S&P 500 Index for the same time period.
The portfolio posted a positive return but underperformed the all-equity S&P 500 Index in the 2020 calendar year. The portfolio’s equity holdings posted a strongly positive return, outpacing its S&P 500 Index benchmark. The portfolio’s fixed income holdings posted a positive return during the one-year period, slightly outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
U.S. stocks rose for the one-year period, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.
As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.
Our overall fixed income weight declined from the prior year, as we trimmed our allocations in high yield bonds and investment-grade corporates. Our largest exposure in fixed income is in bank loans, where we have found select issues that at current levels offer compelling risk-adjusted return profiles. We like that bank loans are at the top of the capital structure and the only fixed income asset class that benefits from rising interest rates; so should rates rise over the next few years off of near-historic levels, there could be additional upside.
Within equities, the information technology sector drove relative underperformance due to stock selection. Fiserv lagged within the very strong-performing information technology sector on significant disruption to its merchant acceptance business due to the coronavirus pandemic. An unexpected announcement in early May that the company’s CEO would retire in mid-2020 also raised some investor concern amid a challenging market environment. An overweight position in utilities further held back relative returns. Utilities lagged the broader market’s strong one-year return as investors mostly favored areas of the market with exposure to such things as e-commerce and the broader digitalization of the economy due to the circumstances that were caused by the coronavirus pandemic.
Conversely, the financials sector contributed to relative returns due to stock selection, while an underweight allocation was also beneficial. Intercontinental Exchange, a data service provider and global operator of exchanges, benefited from solid growth in data revenue throughout the year as well as from its less cyclical business model relative to many banks and capital markets companies. Health care also contributed due to stock choices such as Danaher. Diversified medical equipment and supplies conglomerate Danaher benefited from growing demand for diagnostic tools needed to test for the coronavirus, as well as from strong organic growth and margins from recently acquired Cytiva, formerly GE Healthcare Life Sciences. An underweight exposure to the energy sector also aided relative returns.
After a year dominated by the devastating impacts of the coronavirus pandemic, optimism has risen that the successful development of vaccines and their subsequent distribution will bring an end to economic harm the virus has left in its wake. This optimism has, however, broadened a market rally that had been more narrowly concentrated in perceived “COVID winners” earlier in 2020, leaving valuations constrained and compelling opportunities harder to come by. After initial expectations for a divided government, Democrats ultimately won control of both chambers of Congress as well as the White House, giving rise to hopes for additional economic relief. We have a balanced view of the current market and have positioned the portfolio accordingly. We remain focused on identifying high-quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth over the long term.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Flexibly Managed Fund on December 31, 2010 would have grown to $31,210. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2010 would have grown to $36,700.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Flexibly Managed Fund	17.83%	12.90%	12.05%
S&P 500 Index	18.40%	15.22%	13.88%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	20.0%
Consumer, Non-cyclical	19.8%
Technology	15.6%
Communications	12.4%
Industrial	10.9%
Utilities	10.6%
Consumer, Cyclical	10.3%
Basic Materials	0.0% [2]
Asset Backed Securities	0.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned 14.77% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the S&P 500 Index’s return of 18.40% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed in-line with its broad equity benchmark, the S&P 500 Index, for the twelve-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.
Quality Bond Fund’s yield curve positioning, credit risk positioning and exposure in structured products contributed positively to the performance.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Balanced Fund on December 31, 2010 would have grown to $25,250. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2010 would have grown to $36,700. A
$10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Balanced Fund	14.77%	10.92%	9.70%
S&P 500 Index	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/20
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned 37.01% for the twelve-month period ending December 31, 2020, compared to the 38.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Stock selection was responsible for relative underperformance, although the negative impact was partially offset by beneficial sector allocation. Information technology was the largest relative underperformer, followed by consumer discretionary and industrials and business services. Communication services and consumer staples were major relative contributors.
U.S. stocks rose for the one-year period, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines. Large-cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations.
In information technology, stock choices detracted from relative results. Our underweight position in Apple detracted from relative performance as shares outperformed over the past 12 months, driven by strength from Mac and iPad (which benefited from work and learn-at-home dynamics) and better-than-feared iPhone results. We maintain an underweight position relative to the benchmark due to concerns over saturation and elongation of replacement cycles for smartphones and Apple’s ability to grow services enough to sustain high levels of growth.
Security selection in consumer discretionary also weighed on relative performance, driven by holdings in Alibaba Group Holding. However, the negative impact was slightly offset by a favorable overweight. Shares of Alibaba came under pressure following the announcement of an antitrust investigation and the cancellation of the Ant IPO, a company in which Alibaba owns a 33% stake. Alibaba continues its dominance in China’s fast-growing e-commerce industry, taking share from offline that is highly fragmented and underdeveloped.
Unfavorable stock choices in industrials and business services hindered relative results. Within the sector, our position in Boeing held back relative performance.
In contrast, the communication services sector contributed to relative returns due to strong stock choices, such as Snap. Shares of the company gained over the past 12 months due to increased user growth and engagement in response to social distancing measures, as well as higher advertiser demand and a mix shift toward higher-priced advertising solutions.
An underweight to consumer staples further contributed to relative performance as the defensive sector lagged the market in a risk-on environment.
Rapid progress with a first wave of new vaccines based on messenger RNA technology is clearly the most positive sign for the year ahead. As the pandemic hopefully recedes and economies reopen, a broader economic recovery is likely to benefit many of the sectors that were most damaged by the virus, such as travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, this might not translate into strong equity returns, with much of the recovery already priced into the markets. Investors seeking value opportunities will need to be careful about stock selection—seeking out companies that appear well positioned to emerge from the pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Large Growth Stock Fund on December 31, 2010 would have grown to $46,231. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2010 would have grown to $48,929.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Large Growth Stock Fund	37.01%	18.87%	16.54%
Russell 1000 Growth Index	38.49%	21.00%	17.21%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Communications	32.8%
Technology	31.7%
Consumer, Non-cyclical	15.4%
Consumer, Cyclical	8.6%
Financial	6.5%
Industrial	4.6%
Basic Materials	0.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned 22.14% for the twelve-month period ending December 31, 2020, compared to the 38.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the U.S. Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the U.S. also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.
Security selection and, to a lesser extent, an underweight position in both the information technology and consumer discretionary sectors weakened performance relative to the Russell 1000 Growth Index. Within the information technology sector, underweighting shares of computer and personal electronics maker Apple, not holding shares of computer graphics processor maker NVIDIA and the portfolio's overweight positions in financial technology service providers Fidelity National Information Services and Fiserv weighed on relative returns. Within the consumer discretionary sector, not holding shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com, as well as the timing of the portfolio's overweight position in hotel operator Marriott, hurt relative results.
An overweight allocation to the financials sector also detracted from relative performance. Here, the portfolio's overweight position in risk management and human capital consulting services provider Aon hindered relative results as the stock lagged the benchmark over the reporting period.
Elsewhere, overweighting shares of medical technology companies Becton, Dickinson & Co. and Boston Scientific held back relative returns as both stocks declined during the reporting period.
Stock selection in both the industrials and health care sectors was a primary factor that benefited relative performance over the reporting period. Within the industrials sector, not holding shares of aerospace company Boeing and defense contractor Lockheed Martin both supported relative returns. Within the health care sector, not holding pharmaceutical company Merck & Co., biotechnology firm Amgen and health insurance and Medicare/Medicaid provider UnitedHealth Group, as

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
well as the timing of the portfolio's underweight position in pharmaceutical firm Eli Lilly, lifted relative performance.
Not holding any securities in the underperforming real estate sector also aided relative results. Here, not owning shares of broadcast and communication tower management firm American Tower and retail real estate property manager Simon Property were contributors to relative performance.
Stocks in other sectors that added positive relative value to performance included not holding poor-performing beverage manufacturer Coca-Cola and owning shares of strong-performing semiconductor firm Taiwan Semiconductor Manufacturing.
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Large Cap Growth Fund on December 31, 2010 would have grown to $32,825. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2010 would have grown to $48,929.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Large Cap Growth Fund	22.14%	18.48%	12.62%
Russell 1000 Growth Index	38.49%	21.00%	17.21%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Technology	30.6%
Consumer, Non-cyclical	24.1%
Communications	12.1%
Financial	11.1%
Consumer, Cyclical	11.0%
Industrial	9.7%
Basic Materials	1.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned 75.49% for the twelve-month period ending December 31, 2020, compared to the 38.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.
U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.
Within the Russell 1000 Growth Index, consumer discretionary, information technology and communication services were the top-performing sectors for the year, while energy (the only sector with a negative return), real estate and industrials were the weakest performers.
Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.
The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period largely due to favorable stock selection. Sector allocation had a neutral impact on relative performance.
Stock selection was the strongest across the information technology sector. Eight of the Fund’s top 10 largest contributors to relative performance were from the information technology sector. In addition, stock selection in the health care, industrials, communication services, materials, financials and consumer discretionary sectors moderately contributed to relative outperformance.
Given the magnitude of the Fund’s outperformance relative to the benchmark, there were no meaningful sector detractors from performance. An overweight to the materials sector was unfavorable on a relative basis but was more than offset by the outperformance of our stock selection in the sector. An underweight to the consumer discretionary sector marginally detracted as well but was countered by a small relative gain from stock selection there, resulting in an overall neutral impact on relative performance.
As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.
Penn Mutual Asset Management, LLC
Investment Adviser
Morgan Stanley Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Large Core Growth Fund on December 31, 2010 would have grown to $51,176. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2010 would have grown to $48,929.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Large Core Growth Fund	75.49%	25.15%	17.74%
Russell 1000 Growth Index	38.49%	21.00%	17.21%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Communications	41.0%
Technology	24.2%
Consumer, Non-cyclical	19.5%
Industrial	7.0%
Consumer, Cyclical	3.8%
Basic Materials	3.6%
Financial	0.7%
Energy	0.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned 2.32% for the twelve-month period ending December 31, 2020, compared to the 2.80% return for its benchmark, the Russell 1000 Value Index for the same time period.
U.S. markets recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested U.S. presidential election and lack of additional U.S. fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the U.S. elections, and passage of both a U.S. relief package and a post-Brexit trade deal fueled a broad-based rally. For the 12-month period, large-cap stocks, led by U.S. technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.
For the year, the portfolio rose in absolute terms but, net of fees, underperformed its benchmark, the Russell 1000 Value Index, which was up 2.8%. Security selection detracted from relative performance, while sector selection contributed. Security selection within financials and industrials detracted, offsetting contributions from security selection within technology and an underweight to the energy.
Leading contributors to full-year relative returns included Alexion, after global pharmaceutical company, AstraZeneca, announced plans to acquire the rare disease drugmaker. Roche contributed as the market rewarded large-cap pharmaceutical companies as the coronavirus crisis persisted. Importantly, Roche has one of the highest returns on capital in the industry with a robust pipeline, free-cash-flow yield, and an attractive dividend yield. Walmart contributed as the discount retailer maintained sales momentum during the pandemic, continuing to serve customers both physically and digitally, with effective margin management.
Wells Fargo detracted from full-year relative returns due to investor uncertainty after the U.S. Federal Reserve (the Fed) committed to keeping interest rates low through 2022, introducing further doubt for the bank’s already precarious growth prospects. Midyear, Wells Fargo failed the Fed’s bank stress tests and, as a result, had to cut its dividend. Raytheon Technologies detracted as investors became worried about lower defense spending and aerospace weakness early in the year due to COVID-19. Toward the end of the year, vaccine news helped spur optimism that commercial air travel may begin to improve over the medium term. Phillips 66 detracted, due to a sharp decline in oil as prices and demand fell dramatically during the beginning stages of the pandemic. Weakness was further exacerbated by a Saudi-Russia oil price war during the first-quarter of the year.
Value has experienced historic underperformance versus growth this year, as COVID-19 has pressured many non-technology business models and investors have rewarded many work-from-home growth beneficiaries. This year’s challenges are providing an excellent opportunity to assess both business models and corporate cultures. We’re comforted by the fact that the portfolio continues to exhibit strong underlying fundamental integrity, while trading at attractive valuations versus the market. We remain optimistic about the recent broadening of the market and believe that vaccine deployment and extreme monetary and fiscal stimulus support a GDP recovery and possibly reflation in 2021. We seek to own attractively valued companies that are good businesses exhibiting signs of improving success. The portfolio’s holdings have attractive fundamentals that are consistent with our philosophy—high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Large Cap Value Fund on December 31, 2010 would have grown to $22,903. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2010 would have grown to $27,148.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Large Cap Value Fund	2.32%	8.33%	8.64%
Russell 1000 Value Index	2.80%	9.74%	10.50%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	21.7%
Consumer, Non-cyclical	19.2%
Industrial	17.0%
Consumer, Cyclical	15.8%
Communications	12.1%
Technology	8.7%
Energy	3.7%
Basic Materials	1.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned 2.66% for the twelve-month period ending December 31, 2020, compared to the 2.80% return for its benchmark, the Russell 1000 Value Index for the same time period.
Following a relatively benign start to the year, the capital markets were upended in March with the emergence of a global pandemic as COVID-driven market volatility forced price declines across asset classes and market segments. As it became apparent that “social distancing” was one of the best ways to combat the virus, nations around the world ordered citizens to stay at home. Economic activity declined dramatically and weekly U.S. unemployment claims reached a record level of 6.6 million in the final full week of March.
Around the world, the U.S. Federal Reserve and other central banks rolled out stimulus programs to shore up their economies. The decline in asset classes quickly reversed across the capital markets with continued gains in both the second and third quarters of 2020. As October turned to November, Joe Biden’s decisive victory in the U.S. presidential election eased the political uncertainty in the market. That event, coupled with the announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials, led investors to shift their focus from current mystery to the potential for a strong recovery in the second half of 2021.
Despite the multitude of challenges investors faced in 2020, most equity markets delivered double-digit gains over the period. The S&P 500 Index returned 18.40%, the Russell 2000 Index posted a 19.96% gain, while in international markets, the MSCI EAFE notched a more modest 7.82% return.
As has been the trend over the last several years, growth stocks continued their dominance over value stocks during the period. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index by a whopping 35%, with the Indices delivering returns of 38.49% and 2.80% respectively.
The cumulative effect on relative performance for both security selection and sector allocation were roughly flat over the period. Eight of the 11 of the economic sectors within the Index registered positive returns, with materials, health care, and industrials delivering the strongest returns.
Stock selection results were additive across five of the 11 sectors, with the largest selection gains in financials, consumer discretionary, and real estate. The top relative contributor for the period was an overweight position in biopharmaceutical company Gilead Sciences. Within financials, the Fund’s position in insurance company Progressive and the avoidance of Wells Fargo, which underperformed the Index by a wide margin, contributed to relative performance. Within Consumer Discretionary, the Fund’s positions in Lowe’s and Tractor Supply aided relative performance. Elsewhere, the Fund’s position in Industrials company Parker-Hannifin and not owning AT& T benefited performance results.
Stock selection results were negative across six of the 11 sectors for the period, with the most challenged selection results within industrials and health care. The Fund’s three largest detractors over the period were positions in Industrials companies Hexcel, Boeing, and Huntington Ingalls Industries. Within health care, an overweight position in Johnson & Johnson and not owning Danaher hurt relative performance. Elsewhere, positions in Walmart, oilfield services company Schlumberger, and American International Group detracted.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Large Core Value Fund on December 31, 2010 would have grown to $24,898. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2010 would have grown to $27,148.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Large Core Value Fund	2.66%	9.43%	9.55%
Russell 1000 Value Index	2.80%	9.74%	10.50%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	25.0%
Consumer, Non-cyclical	21.7%
Industrial	13.9%
Communications	11.4%
Consumer, Cyclical	9.0%
Utilities	7.3%
Technology	5.5%
Energy	4.6%
Basic Materials	1.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned 18.35% for the twelve-month period ending December 31, 2020, compared to the 18.40% return for its benchmark, the S&P 500 Index for the same time period.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The economic landscape was justifiably dominated by the COVID-19 pandemic throughout most of the developed world during 2020. The U.S. fell hard to the virus from both health and economic perspectives. The S&P 500 did not start the year off strong (-19.6% in Q1) as the virus emerged and uncertainty followed. Companies began altering the ways that they operate amid ever-changing social distancing orders. The Index recouped its value in Q2 (+20.5%) as both consumers and businesses learned to adapt to the new terrain. Many Technology and Materials stocks actually benefitted from the various regional lockdowns and easily offset laggards such as Consumer Staples. For the overall calendar year, the Index gained 18.4% buoyed by the increased demand of technology, the U.S. Presidential election build up, federal stimulus legislation, and the hope for FDA approval of multiple COVID vaccines, which came to fruition as the year was coming to a close. The big non-COVID related event within the Index this past year was the long-anticipated addition of Tesla that finally occurred in mid-December. At the time of the official announcement, Tesla was ranked as the 12th largest U.S. company. The stock continued to ascend and finished the year a short time later with the fifth highest weight in the Index at just under 2%.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Apple Inc., Amazon.com, Inc., and Microsoft Corporation. The top negative contributors to the Fund’s performance during the reporting period were AT&T Inc., Wells Fargo & Company, and Exxon Mobil Corporation.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Index 500 Fund on December 31, 2020 would have grown to $35,545. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2010 would have grown to $36,700.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Index 500 Fund	18.35%	14.89%	13.52%
S&P 500 Index	18.40%	15.22%	13.88%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Technology	23.2%
Consumer, Non-cyclical	20.9%
Communications	16.2%
Financial	14.5%
Consumer, Cyclical	9.7%
Industrial	8.3%
Utilities	2.8%
Energy	2.3%
Basic Materials	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned 49.48% for the twelve-month period ending December 31, 2020, compared to the 35.59% return for its benchmark, the Russell Midcap Growth Index for the same time period.
During the period, all sectors in the Index and Fund posted positive returns, except for energy, which suffered from global shelter-in-place mandates. Sector overweights and underweights were an overall detractor to the Fund’s relative performance; however, stock selection – the expected primary driver of returns for the strategy – more than made up for the negative performance.
The strongest sector contribution to relative outperformance came from information technology, followed by industrials, consumer discretionary, health care, financials, consumer staples and materials. We had no exposure to the real estate sector. Detractors to performance came from energy and communication services and utilities by way of no holdings in a very small allocation within the Index. Equity options detracted from performance by way of exposure throughout the calendar year to portfolio insurance in lieu of raising excess cash. While there was tremendous uncertainty throughout the period due to significant macroeconomic disruptions, the market largely shrugged off the uncertainty and thus, the portfolio insurance was not needed. Cash, as would be expected in a strong market environment, was also a drag on performance.
Information technology was the largest allocation and strongest relative contributor within the Fund for the measurement period. As the sector outperformed within the Index, our underweight position detracted to relative outperformance while our stock selection more than offset the underweight as the strongest returns to the Fund. The top three relative contributors to performance were Twilio, Inc., DocuSign, Inc. and Square, Inc.
Communication services was the largest relative detractor. We continue to gain exposure to this sector through two names, Twitter, Inc. and Electronic Arts, Inc., which is not held in the benchmark. While both posted solid positive absolute results and were relative contributors to performance, it was our lack of exposure to names like Roku, Spotify and Pinterest that created the drag on overall relative performance.
We witnessed a serious pandemic-wrought corporate profit recession in 2020, which was swiftly and steeply discounted by gobsmacked investors. The recovery was also swift and even larger in magnitude, carried along by government stimulus, global interest rate maneuvering and a belief in the resilience of economies, particularly the domestic economy. While we believe world economies will recover and grow as vaccine distributions accelerate, we fear the underlying economic damage may be deeper than reflected in current equity levels. We wouldn’t be surprised to see the market pause while it digests the spectacular gains of the past six months, especially of companies that “over earned” during the pandemic. We believe inflation and interest rates could surprise to the upside as a result of persistent supply chain disruptions related to the lockdowns, as well as strong generational demand for housing in an under-inventoried market. Should this scenario occur, there is a risk the Federal Reserve could lag in its response, given its recent accommodative posture. While stock picking is always key to our process and performance, it will be paramount in this environment as we seek to manage valuation risk in the portfolio, while investing in durable growers, both secularly and cyclically.
Penn Mutual Asset Management, LLC
Investment Adviser
Ivy Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2010 would have grown to $38,593. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2010 would have grown to $40,613.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Mid Cap Growth Fund	49.48%	22.84%	14.46%
Russell Midcap Growth Index	35.59%	18.66%	15.04%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Consumer, Non-cyclical	30.5%
Technology	26.0%
Consumer, Cyclical	16.6%
Industrial	15.6%
Communications	5.9%
Financial	3.9%
Basic Materials	1.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned (12.29%) for the twelve-month period ending December 31, 2020 to the 4.96% return for its benchmark, the Russell Midcap Value Index for the same time period.
Small and mid-cap stocks staged a big bounce off their bear market bottoms, but have significantly lagged larger capitalization and growth stocks. During April, the Fund outperformed the Russell Mid Cap Value Index, which was up 13% for the month. Despite outperforming in April, the Fund lagged the index for the first four months of 2020.
The shelter in place rules were successful, at least temporarily, in reducing the spread of COVID-19. However, economic activity was severely impacted, with GDP and employment falling at a record pace, quickly inducing a severe global recession. Stock prices reacted adversely to the downside. In unprecedented fashion, monetary authorities and governments around the world were quick to flood the markets with record amounts of liquidity. This policy response, coupled with extraordinary medical efforts leading to positive advances in treating COVID-19 and developing a vaccine against it, led investors to quickly bid up stocks ending the bear market.
The commentary provided above was from the former sub-adviser of the Fund, Neuberger Berman Investment Advisers LLC, who was the manager of the Fund until April 30, 2020.
Equities ended 2020 with strong positive performance despite heightened volatility. In the first quarter, stocks declined sharply after the COVID-19 pandemic halted travel and disrupted supply chains. The Federal Reserve responded aggressively, cutting policy rates to zero, and Congress passed a $2 trillion economic stimulus package. Equities staged a dramatic comeback in the second quarter and continued to rally through year-end as lower-quality factors such as high-beta stocks and non-earners drove the Index. Growth outperformed value across all market-cap segments. During the fourth quarter, the magnitude of growth’s outperformance narrowed as cyclicals such as energy and financials led the market higher. The emergency approval of several COVID-19 vaccines also helped boost market performance, as it raised hopes for a return to normalcy in 2021.
The Portfolio delivered positive returns but underperformed its benchmark, the Russell Midcap Value Index, for the period spanning the Portfolio’s inception date of May 1, 2020, through December 31, 2020. Stock selection in technology, materials and communication services detracted from relative performance. Stock selection in consumer discretionary and underweight allocations to energy and utilities contributed to relative results.
Technology was the Portfolio’s biggest detractor on a relative basis due to stock selection, followed by real estate, where both selection and an overweight allocation dragged on results. Equity Commonwealth, a real estate investment trust specializing in commercial office properties, and Equity Lifestyle Properties, the leading operator of manufactured home communities, RV resorts and campgrounds, were the largest detractors at the individual stock level.
Owing to the Portfolio’s sector underweight, energy was the biggest contributor to relative results. Stock selection in consumer discretionary was a bright spot, with Levi Strauss & Co. outperforming as it continued to successfully sell products in the direct-to-consumer channel. The largest individual contributor to relative performance was Discover Financial Services, which benefited late in the period from positive sentiment that the COVID-19 vaccine will lead to a quick recovery and fewer credit losses.
2020 saw unprecedented stimulus by governments and central banks globally, and while the amount could slow meaningfully, it is our belief that stimulus will not go away. In the U.S., stimulus programs that showered the markets with liquidity allowed even consumers who were temporarily unemployed to have greater discretionary income than if they had been working. Undoubtedly, these coordinated efforts helped to boost the prices of risk assets around the world. Even though the U.S. will run a $3 trillion budget deficit this year, we believe the will to spend more at the fiscal level likely will continue, thus providing a further tailwind for markets.
At least for the coming year, we believe the value segment is well positioned. We remain convinced that over the long term, investing in companies with strong balance sheets, durable franchises and other quality attributes will again become important contributors to outperformance.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
The commentary provided above is from the current sub-adviser of the Fund, Janus Capital Management, LLC, who assumed day-to-day management of the Fund on May 1, 2020.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Mid Cap Value Fund on December 31, 2010 would have grown to $18,427. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2010 would have grown to $27,115.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Mid Cap Value Fund	(12.29%)	3.69%	6.30%
Russell Midcap Value Index	4.96%	9.73%	10.49%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	34.0%
Industrial	16.9%
Consumer, Cyclical	11.7%
Technology	11.1%
Utilities	7.6%
Consumer, Non-cyclical	7.1%
Basic Materials	6.3%
Communications	4.3%
Energy	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned 1.60% for the twelve-month period ending December 31, 2020, compared to the 4.96% return for its benchmark, the Russell Midcap Value Index for the same time period.
Broad U.S. equity markets ended the year higher despite volatility in the first quarter, when markets plunged dramatically on pandemic fears and heightened global economic uncertainty. Stocks rapidly entered bear market territory as coronavirus containment efforts disrupted economic activity and fueled massive unemployment. Stocks recovered ground in the second quarter after the Federal Reserve intervened with several aggressive stimulus measures and Congress passed a $2 trillion economic relief package. This market recovery extended through the second half of the year, supported by stronger-than-expected economic and earnings growth. The approval of several COVID-19 vaccines and the passage of additional fiscal stimulus measures supported robust fourth-quarter gains. Against this backdrop, large-cap stocks outperformed mid- and small-cap stocks. Growth stocks outperformed value.
The portfolio’s lack of exposure to the cyclical metals and mining and chemicals industries detracted from returns. Not owning outperforming stocks in the interactive media and services industry weighed on relative performance, as those stocks were strong performers during the pandemic. The portfolio continued its notable underweight in the real estate sector, which positively impacted performance. Stock selection in information technology also aided relative performance.
Lower interest rates and increased credit risk from worsening economic conditions in the first half of the year drove Comerica Bank to underperform. Lack of exposure to the gold mining stock Newmont, detracted from performance. Market speculation over lower U.S. interest rates, the dollar’s weakness and geopolitical tensions in the Middle East boosted the price of gold and gold mining stocks. Sodexo, a food service and facilities maintenance operator, weighed on returns as COVID-19 caused business interruptions for many of its corporate, leisure and higher education customers. We think Sodexo has an attractive valuation, flexible cost structure and financial strength.
Applied Materials, a semiconductor equipment company, benefited from strong trends in key end markets and demand for connectivity during the pandemic. Hologic, a medical device company, outperformed due to significant sales for its COVID-19 test. The economics of the test are extremely favorable as Hologic is able to capture three times the revenue of its core diagnostics tests with better gross margins. Along with other utilities, Xcel Evergy, a Minnesota-based electric and gas company, held its value better during the first-quarter market decline. Xcel also outperformed many other utilities because it is a fully regulated, higher-quality utility with a low range of outcomes.
We do not rely on impending catalysts in our process. Investors wonder if there are impending catalysts that might bring about a long-awaited and lasting shift toward value stocks. We believe value catalysts are embedded in our security selection. Our process involves buying higher-quality companies trading at a discount to fair value. We believe our fundamental analysis leads us to companies that are undervalued for transitory reasons, and their shares will inherently revert at some point. Relying on catalysts can be precarious. When a catalyst becomes recognizable to the market, the corresponding securities may have already become less attractive on a relative risk/reward basis.
Positive long-term demographic trends support demand for companies in the health care sector. We prefer more stable companies such as pharmaceutical distributors and those offering discretionary products and services that are likely to rebound in a post-pandemic economy.
Companies in the consumer staples sector generally offer strong defensive characteristics. Furthermore, we believe many of our holdings have taken steps to improve operations and strengthen their balance sheets.
We believe the financials sector offers select higher-quality companies that fit our process. We prefer trust banks and other financials that risk minimal capital as part of their business model. Our exposure to banks focuses on those we think are more likely to manage credit successfully through the ups and downs of the business cycle.
The pandemic accelerated paradigm-shifting structural trends. For example, dedensification has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from coal and natural gas to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
policies intended to combat global warming. These and other significant themes may create investment opportunities while increasing the importance of fundamental analysis and security selection.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Mid Core Value Fund on December 31, 2010 would have grown to $25,460. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2010 would have grown to $27,115.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Mid Core Value Fund	1.60%	9.27%	9.80%
Russell Midcap Value Index	4.96%	9.73%	10.49%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	25.3%
Consumer, Non-cyclical	21.5%
Industrial	20.3%
Consumer, Cyclical	12.5%
Utilities	8.0%
Technology	5.1%
Communications	3.8%
Energy	2.2%
Basic Materials	1.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned 52.31% for the twelve-month period ending December 31, 2020, compared to the 40.47% return for its benchmark, the Russell 2500 Growth Index for the same time period.
In the 12-month period, stock selection in the information technology and health care sectors contributed to relative returns, while stock selection in the consumer staples and materials sector detracted from relative performance.
Internet company, Cloudfare was a top contributor to relative returns during the year. Cloudflare introduced a new work-from-home service in January, named Cloudflare for Teams, which proved to be well-timed as the coronavirus pandemic has intensified. Furthermore, Cloudflare's online security services are in high demand given increased bandwidth usage around the world. In addition to these shorter term catalysts, we continue to like the company’s long-term business prospects. DocuSign was also a top contributor to relative returns during the year. DocuSign, Inc. provides cloud-based electronic signature solutions. Its cloud based electronic signature platform helps companies and individuals securely collect information, automate data workflows and sign anything. The company has benefitted from the shift to online business in the beginning of the year as revenues and billings growth have both increased. It also closed a deal with SEAL AI, which will further operationalize the system of record and contract approach inside organizations. The stock price continued to appreciate as demand for electronic signatures increased with more people working remotely as a result of the COVID-19 pandemic. We continue to like DocuSign as they are a beneficiary from the remote work environment and we believe there may be a more permanent shift in the way people deal with documents.
Commercial company Welbilt, Inc. was a top detractor from relative returns during the period. Shares fell in the first quarter after the company withdrew full year guidance and the company’s COO announced his departure from the company. The company experienced additional headwinds given some plant shutdowns. We continue to monitor the pace of capital spending for additional fabrication as the business continues to focus on liquidity management. We remain positive on the company’s management team and expect performance to pick up as macro conditions normalize. Amarin Corporation Plc Sponsored ADR was also a top detractor from relative returns during the year. Amarin Corp. Plc is a biopharmaceutical company, which focuses on the commercialization and development of therapeutics for cardiovascular health. Shares declined significantly in the first quarter after a district court judge invalidated the patents behind Amarin’s only drug, Vascepa. This was a surprising result that now allows generic drugs to enter in the U.S. The company still has a surplus of cash and could rebound if the patent is reacquired. Management continues to feel strongly about its ability to win the Vascepa patent litigation upon an appeal, and we will monitor developments closely.
The U.S. equity market rebounded from pandemic-induced lows in the first quarter of 2020, rounding out the year with multiple tailwinds from pent-up demand to significant cash reserves. As the market anticipates a recovery alongside the rollout of the vaccine, we remain vigilant in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we caution that the economy remains in the infancy of its recovery and uneven progress suggests that full macro normalization will remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution, and ongoing fiscal and monetary policy. As the economic expansion widens, we expect the equity market rally to continue, but with broader sector participation. Within this recovery period, we believe that it is crucial to stay true to our quality-first investment approach. As always, we seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages. We continue to test our models and re-evaluate our assumptions with increasing information, and stay focused on the long-term investment horizon.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2010 would have grown to $41,871. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2010 would have grown to $40,450.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
SMID Cap Growth Fund	52.31%	21.90%	15.40%
Russell 2500 Growth Index	40.47%	18.68%	15.00%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Consumer, Non-cyclical	32.9%
Technology	24.9%
Industrial	18.8%
Consumer, Cyclical	14.6%
Communications	4.2%
Basic Materials	2.4%
Energy	1.1%
Financial	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned 1.45% for the twelve-month period ending December 31, 2020, compared to the 4.88% return for its benchmark, the Russell 2500 Value Index for the same time period.
Global equities recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested U.S. presidential election and lack of additional U.S. fiscal stimulus.
For the year, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 2500 Value Index. Overall stock selection detracted for the period, primarily owing to holdings in the energy and materials and sectors, while selection in real estate contributed. Overweights to technology and consumer discretionary contributed, while an underweight the healthcare detracted.
HollyFrontier detracted as the petroleum refiner continued to deal with weak COVID-19-related end demand for fuel products and resulting low asset utilization. Carpenter Technology, a specialty alloy manufacturer, also detracted. Carpenter has underperformed amid soft earnings due to weakness in its key aerospace end market. Reinsurance Group of America detracted after the life reinsurer raised equity capital that was dilutive to its book value. Management indicated that the capital would be an additional buffer against higher mortality claims and credit losses that could potentially come from the current volatile climate.
Papa John’s International contributed as the pizza restaurant continued to show strong comparable-store sales growth. Papa John's, and the pizza market in general, is experiencing robust demand from consumers who face fewer restaurant options due to restaurant closures and state and local mandated occupancy limits and closures. Packaged-foods company Hain Celestial beat expectations throughout the year, as shares rebounded off March lows. Quanta Services contributed after the utility contractor reported a series of better-than-expected quarterly earnings and cash flow results.
Smaller-cap value stocks enjoyed a strong 4Q20. Looking forward, investors are asking themselves whether this is the start of a new trend or just a short-term bounce. Over the past four years, value stocks have faced multiple headwinds. A fragile economy followed by a recession that led to investors paying ever higher multiples for growth stocks. Increasing skepticism by investors that value company profits would survive the twin shocks of a slower economy and technological disruption. The sum of heightened risk and historically low interest rates led to the valuation spread between growth and value stocks widening out to discounts of a magnitude not seen in 20 years. There are considerable reasons to believe that the tide is turning. The economy is showing signs of recovering from the sharpest and deepest recession in a generation. Value stock profit concerns appear overstated with profit growth in 2Q20 and 3Q20 being materially stronger than anticipated. With the election passed and progress on fighting the pandemic, there are reasons to believe 2021 will be a quieter, more normal year from a risk standpoint. Our bias is to increase exposures to value stocks but to be selective and careful in doing so. Risks are diminishing but have not yet passed. We want companies that, in our view, combine the business model strength to navigate the current volatile climate, the flexibility to adapt to lasting changes in consumer and business behavior, and cash flows and valuations that can drive performance as the climate improves. The sell-off in value has created a large pool of candidates. We have focused our research on identifying companies with these distinctive attributes.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the SMID Cap Value Fund on December 31, 2010 would have grown to $22,914. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2010 would have grown to $24,402.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
SMID Cap Value Fund	1.45%	7.85%	8.65%
Russell 2500 Value Index	4.88%	9.43%	9.33%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	31.3%
Industrial	21.5%
Consumer, Cyclical	20.1%
Technology	7.7%
Consumer, Non-cyclical	7.5%
Basic Materials	5.2%
Energy	3.5%
Utilities	2.1%
Communications	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned 32.06% for the twelve-month period ending December 31, 2020, compared to the 34.63% return for its benchmark, the Russell 2000 Growth Index for the same time period.
U.S. small-cap stocks ended 2020 with strong positive performance despite heightened volatility. Stocks declined sharply in the first quarter after the COVID-19 pandemic halted travel and disrupted supply chains. Efforts to contain the pandemic also led to a sharp economic contraction. The Federal Reserve responded aggressively to this crisis by cutting policy rates to zero, and Congress passed a $2 trillion economic stimulus package. Stocks regained ground in the second quarter and extended this rally into the third and fourth quarters, aided by signs of resilient economic growth. The emergency approval of several COVID-19 vaccines also helped boost market performance in the fourth quarter, as it raised hopes for a return to normalcy in 2021.
For the 12 months ending December 31, 2020, the Portfolio delivered positive returns but underperformed its benchmark, the Russell 2000 Growth Index. Stock selection in health care and information technology detracted from relative performance. Stock selection in consumer discretionary and financials contributed to relative results.
The Portfolio’s relative performance throughout the period was hindered by our more cautious approach to a narrow group of high-growth, high-valuation stocks that have led the market over the past 12 months, and across different market conditions. Many of these companies were perceived to be immune to or beneficiaries of the COVID-19 crisis, often because of their virtual business models. Even so, this extended outperformance is unusual and has left many of these companies with lofty valuations that in our view are not justified by their long-term earnings potential. We are not willing to pay any price for growth, even when we like underlying business models, and we see heightened risk attached to these soaring valuations, especially in cases where companies are not yet profitable and where the path to profitability may be less clear. We remain committed to our disciplined approach, which is designed to provide long-term risk-adjusted returns and has proven successful in the past.
The Portfolio’s investment in amusement park company Cedar Fair detracted from relative performance.
Amusement parks depend on human proximity, and the coronavirus crisis forced the company to delay the opening of its parks while also reducing attendance even after gates were opened. Due to near-term uncertainty for its business, we exited the position.
Euronet Worldwide was another notable detractor for the Portfolio. Euronet owns the largest ATM network in Europe, a business that typically provides consistent revenue streams. But as the pandemic kept Europeans inside, ATM usage plummeted. Euronet’s ATMs tend to be focused around popular tourist destinations, and its business was also slower to recover as European travel remained depressed. On a positive note, Euronet's money transfer business proved more resilient than investors had expected, while its digital payments business has benefited from e-commerce growth.
QuantumScape Corp. was a top positive contributor. This newly public company is developing a next-generation, solid-state battery that will allow electric vehicles to charge faster and travel farther. While the battery may not reach the market for several years, the company is already receiving interest from vehicle manufacturers such as Volkswagen. The stock has benefited as investors have looked to capitalize on long-term growth potential in the electric vehicle market.
The Trade Desk, another contributor, provides a cloud-based platform that automates advertising placement across different mediums. The stock outperformed as the company’s business remained resilient despite the pandemic. Given its market leadership and existing relationships with ad agencies, we believe The Trade Desk is well positioned to benefit from this growth.
As we look ahead, we are optimistic that the distribution of multiple vaccines could set the stage for a return to normal. We also recognize it could take time for vaccines to be widely available, and for consumers and businesses to return to pre-pandemic behaviors. As a result, we believe we could see a continued push and pull for market leadership as investors await more clarity on the economic outlook. In this environment, we remain committed to a disciplined, fundamental investment approach. Our focus remains on companies with long-term drivers of earnings growth that we believe will play out over the next 10 years. These are companies with sustainable competitive advantages, strong market positions and pricing power that will allow them to adapt to the possibility of higher inflation as the economy recovers. We will also look for opportunities to capitalize

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
on innovation and longer-term trends that may have accelerated during this unprecedented period.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Small Cap Growth Fund on December 31, 2010 would have grown to $30,671. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2010 would have grown to $35,424.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Small Cap Growth Fund	32.06%	17.00%	11.86%
Russell 2000 Growth Index	34.63%	16.36%	13.48%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Consumer, Non-cyclical	35.1%
Technology	21.6%
Industrial	18.9%
Financial	8.9%
Communications	7.2%
Consumer, Cyclical	5.2%
Basic Materials	2.6%
Utilities	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned 2.34% for the twelve-month period ending December 31, 2020, compared to the 4.63% return for its benchmark, the Russell 2000 Value Index for the same time period.
In 2020, the Fund underperformed the Russell 2000 Value Index. Stock selection in the financials and consumer discretionary sectors contributed to returns, while holdings in the health care and materials sectors detracted from performance.
Kinsale Capital Group, Inc., a property and casualty insurer, was a top contributor for the year. The company benefitted from improved operational efficiency in 2019 and early 2020, yielding strong earnings and premium growth despite 90% of its workforce working remotely. More earnings beats and a secondary share offering drove the stock higher in the latter half of the year. We believe Kinsale’s low cost, technology-enhanced underwriting model, combined with an improving pricing environment for its excess and surplus lines, will continue to support profitable growth over the long term. Saia, Inc., a less than truckload (LTL) logistics company, also contributed to relative returns in 2020. The stock struggled toward the beginning of the year, reporting softer than expected fourth quarter earnings and operating metrics for LTL shipments in the early months of 2020. However, better than expected quarterly earnings releases and improving shipping efficiency data for the remainder of the year contributed to the stock’s strong performance. We believe Saia is well positioned to benefit from the continued shift toward ecommerce and the digitization of consumption.
Redwood Trust, Inc., a mortgage Real Estate Investment Trust (REIT), was a top detractor from relative returns. Prior to the onset of the pandemic, we were overweight residential mortgage credit within the mortgage REIT universe given the health of the consumer and home prices. Over a few trading days in late March, investors fled to safety and sold out of companies holding non-government-backed securities. We sold out of this mortgage REIT position as we were wary of its ability to meet high volumes of margin calls.
The U.S. equity market rebounded from pandemic-induced lows in the first quarter of 2020, rounding out the year with multiple tailwinds from pent-up demand to significant cash reserves. As the market anticipates a recovery alongside the rollout of the vaccine, we remain vigilant in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we caution that the economy remains in the infancy of its recovery and uneven progress suggests that full macro normalization will remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution, and ongoing fiscal and monetary policy. As the economic expansion widens, we expect the equity market rally to continue, but with broader sector participation. Within this recovery period, we believe that it is crucial to stay true to our quality-first investment approach. As always, we seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages. We continue to test our models and re-evaluate our assumptions with increasing information, and stay focused on the long-term investment horizon.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Small Cap Value Fund on December 31, 2010 would have grown to $25,040. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2010 would have grown to $22,943.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Small Cap Value Fund	2.34%	8.71%	9.61%
Russell 2000 Value Index	4.63%	9.65%	8.66%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Financial	36.6%
Consumer, Cyclical	16.6%
Industrial	16.2%
Consumer, Non-cyclical	12.0%
Basic Materials	5.2%
Technology	4.6%
Utilities	3.9%
Energy	2.9%
Communications	2.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned 19.35% for the twelve-month period ending December 31, 2020, compared to the 19.96% return for its benchmark, the Russell 2000 Index for the same time period.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in 2020. The positive performance was driven mostly by fiscal and monetary policy and progress towards COVID-19 vaccines in response to the global pandemic, despite the negative impact from the onset of the pandemic at the beginning of the year. The first quarter of the reporting period started on a positive note due to the trade deal between the U.S. and China and earnings reports. Performance turned negative as the coronavirus spread across the globe and governments and economies implemented quarantines, travel bans and economic shutdowns. Performance in the second quarter of the reporting period rallied due to efforts to stem the spread of the virus as well as continued easing of monetary and fiscal policy. The positive performance continued in the third quarter of the reporting period as economies began to reopen amid progress in the fight against the pandemic. The Fund’s performance in the fourth quarter of the reporting period was positive as vaccines for COVID-19 began to roll out, strong macro data, further fiscal stimulus and increased M&A activity, in spite of the second wave of COVID-19 infections.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Teladoc Health, Inc., MyoKardia, Inc., and Plug Power Inc. The top negative contributors to the Fund’s performance during the reporting period were Blackstone Mortgage Trust, Inc. Class A, Invesco Mortgage Capital Inc., and NovoCure Ltd.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Small Cap Index Fund on December 31, 2010 would have grown to $27,166. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2010 would have grown to $28,920.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Small Cap Index Fund	19.35%	12.52%	10.51%
Russell 2000 Index	19.96%	13.26%	11.20%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Consumer, Non-cyclical	26.3%
Financial	21.5%
Consumer, Cyclical	14.3%
Industrial	13.3%
Technology	10.6%
Communications	4.4%
Basic Materials	3.4%
Energy	3.3%
Utilities	2.9%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned 7.78% for the twelve-month period ending December 31, 2020, compared to the 7.82% return for its benchmark, the MSCI EAFE Index for the same time period.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in 2020. The Fund’s performance was driven by the reopening of the global economy, accommodative monetary policy, and progress on the battle against COVID-19 despite the onset of the global coronavirus pandemic. In the first calendar quarter of 2020, strong macro and earnings data was offset by the coronavirus outbreak and its worldwide spread resulting in travel bans, quarantines, lockdowns and shuttered economies. Performance in the second calendar quarter of the reporting period was positive on optimism that the spread of COVID-19 was slowing, ongoing monetary and fiscal policy intervention, the reopening of some economies and positive news regarding the development of vaccines for the virus. Positive performance continued in the third calendar quarter of the reporting period on optimism around progress on treatments and vaccines for COVID-19, declining new virus cases, and strong macro and earnings data. The Fund had positive performance in the fourth quarter of the reporting period on the back of the rollout of a number of vaccines for COVID-19, ongoing fiscal stimulus, and a post-Brexit deal between the UK and EU despite the beginning of a second wave of the pandemic.
The Fund used MSCI EAFE index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were ASML Holding NV, LVMH Moet Hennessy Louis Vuitton SE, and SoftBank Group Corp. The top negative contributors to the Fund’s performance during the reporting period were HSBC Holdings Plc, Royal Dutch Shell Plc Class A, and BP p.l.c.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Developed International Index Fund on December 31, 2010 would have grown to $16,216. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2010 would have grown to $17,096.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Developed International Index Fund	7.78%	6.97%	4.95%
MSCI EAFE Index	7.82%	7.45%	5.51%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Japan	25.4%
United Kingdom	11.9%
France	10.3%
Switzerland	10.0%
Germany	9.2%
Australia	7.8%
Netherlands	5.3%
Sweden	3.2%
Hong Kong	3.1%
Denmark	2.5%
Spain	2.5%
Italy	2.1%
Finland	1.2%
Singapore	1.1%
Ireland	1.0%
Belgium	0.9%
Israel	0.6%
Norway	0.6%
New Zealand	0.4%
Luxembourg	0.3%
Austria	0.2%
Portugal	0.2%
Macao	0.1%
Isle of Man	0.1%
Jordan	0.0% [2]
Bermuda	0.0% [2]
Mexico	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned 14.93% for the twelve-month period ending December 31, 2020, compared to the 10.65% return for its benchmark, the MSCI ACWI ex-U.S. Index for the same time period.
Stocks that helped absolute performance were Flutter Entertainment PLC and Adyen N.V. Flutter Entertainment PLC’s strong performance was predominantly driven by news of the December 3rd agreement to acquire the entire 37.2% interest in FanDuel held by Fastball. This enhanced Flutter’s exposure to the U.S. gambling market. We believe FanDuel’s strength and leadership continues to grow and become more apparent over time. Paddy Power Betfair announced a name change to Flutter Entertainment in March 2019 to reflect its portfolio of brands after shareholders overwhelmingly backed the name change. The company was formed in 2016 through the combination of two fast-growing online gaming and betting operators in the UK: Paddy Power and Betfair. The group runs a dual brand strategy targeting multiple audiences through various channels. With above 20% market share, we believe the company is well positioned to capitalize on the rapid change to online and mobile betting and gaming. Adyen N.V. was a beneficiary of accelerated e-commerce adoption post-COVID. Adyen is a differentiated payment acquirer that has leveraged its global, single-integrated platform to amass an attractive merchant portfolio that includes the world's fastest growing tech companies. The company has multiple growth drivers from expanding wallet share of existing clients and taking share from legacy players, and should be well positioned to sustain its profitable growth, solid returns, and strong balance sheet.
Stocks that hurt absolute performance were HDFC Bank Ltd and Anheuser-Busch INB NPV. HDFC Bank Ltd. came down in the broad market sell-off in India earlier this year. The market was also relieved that its CEO transition has progressed with no issues. HDFC Bank is one of the leading private sector banks in India and a core holding of ours. We feel HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. We believe HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a slightly faster rate than the industry. Anheuser-Busch INB NPV (ABI)
was negatively affected by social distancing and weak currencies early in 2020. However, ABI's stock price rebounded on news of successful COVID vaccines later in the year. ABI is the world's largest brewer and dominates the beer market in most of the countries in which it operates. Globally, it has roughly one fourth of beer volumes and close to one half of global beer profits. We believe ABI is best in class on costs among consumer staples companies, not just brewers. Management has historically executed well on its acquisitions and generates high levels of free cash.
The fight to contain COVID-19 and its impact on the economy dominated market movements in the first quarter of 2020. As the quarter progressed, COVID-19 cases and resulting fatalities surged in EU countries. Emerging markets endured declines similar to developed markets as the virus spread around the globe. China, first into the crisis, imposed stringent lockdowns and activity indicators slumped as a result. India brought in lockdown measures at short notice in March to slow the spread of the virus, putting pressure on the already slowing economy. In Latin America, the Brazilian and Mexican administrations drew criticism for their relaxed response to the coronavirus crisis. In the second quarter of 2020 investors looked past the deepening economic crisis. While the pace varied, European countries began reopening in the second half of the quarter, as they sought to kick-start their economies before the summer season. Emerging market equities followed a similar path to developed markets, although EM countries showed a greater variation in policy response to the pandemic. The Chinese economy continued to reopen, while other emerging markets, such as India and Brazil, remained in the thick of the pandemic. International equity markets continued to advance in the third quarter as investors were encouraged by the global monetary and fiscal response to the pandemic, the reopening of some economies, and accelerated vaccine development. The relaxation of lockdown restrictions in Europe contributed to a spike in cases. As new COVID-19 cases in Europe soared into the thousands, China’s infection rate at the end of September remained lower, enabling the authorities to push ahead with reopening plans. Indian infection rates and fatalities rose sharply as the country wrestled to impose lockdown restrictions on large parts of its migrant worker population. Brazil also struggled with the practicality of fighting the virus, as well as the cost of minimizing its economic impact. Mexico, already in recession before the impact of COVID-19, bucked the stimulus trend by sticking to tough austerity measures, leading to expectations of a slower rebound.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International equities gained strongly in the fourth quarter as positive news on vaccine development pushed most markets to new highs. After a rocky month in October when rising COVID-19 infection rates prompted renewed restrictions across many countries, successful trials of Pfizer/BioNTech and Moderna vaccines in early November fueled strong returns. European markets advanced over the quarter, in part due to the vaccine rollout, strong performance in more cyclical sectors and forecasts for a strong corporate earnings recovery. However, as the quarter wore on, heightened concerns about a no-deal Brexit weighed on sentiment. The rise in COVID-19 cases across Europe forced many countries to clamp down on business activity during the quarter. Emerging market equities also advanced during the quarter. Joe Biden’s win in the U.S. presidential election helped push Chinese shares higher as investors bet on a less confrontational stance between the two countries, while the economy benefited from the containment of the virus. The recovery story extended to other major emerging markets as India’s economy performed better than expected in the three months through September.
After a year heavily impacted by the effects of COVID-19, there will be more uncertainty to come. Changes in interest rates and political disruption could shake markets and companies. But as we enter 2021, we remain steadfast in our bottom-up research in pursuit of stable, quality growth companies at reasonable prices. There is also uncertainty about the trajectory of the economic recovery from COVID. Therefore, we seek to own companies that are resilient to macroeconomic dislocations. It is our goal to generate attractive returns while taking less risk, safely delivering our clients to their investment destinations.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the International Equity Fund on December 31, 2010 would have grown to $22,234. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2010 would have grown to $16,163.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
International Equity Fund	14.93%	10.00%	8.32%
MSCI ACWI ex-U.S. Index	10.65%	8.93%	4.92%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
United Kingdom	19.2%
France	10.2%
Japan	10.1%
Canada	10.0%
Ireland	7.9%
Switzerland	7.3%
India	7.1%
United States	5.5%
Netherlands	5.4%
Germany	4.5%
China	4.4%
Luxembourg	3.3%
Italy	2.8%
Hong Kong	1.4%
Spain	0.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned 10.43% for the twelve-month period ending December 31, 2020, compared to the 18.31% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
In the extraordinary sell-off triggered by the COVID-19 crisis and oil price collapse, investors flooded back to those emerging markets countries, sectors and stocks that were already outperforming—and relatively expensive—before the pandemic broke out (North Asia, technology, semiconductors and mega-cap stocks). This resulted in extreme clustering at the country and industry level on relative performance and valuation metrics. The larger, more liquid countries with more mega-cap technology names—China, Korea and Taiwan—outperformed. In sharp contrast, the EM countries lacking as many large and liquid names, and where the pandemic had not yet spread as widely, underperformed.
Even before the volatility, the stocks in our portfolio were largely oriented toward resilient domestic demand in quality companies with low debt capable of delivering reasonable earnings. In the year-to-date period through April 30, 2020, our country allocation detracted from returns largely due to four country positions: our underweight to China and our overweights to Brazil, Indonesia and Russia.
From a stock perspective, the largest detractor was India, driven by financials, where the market appeared to price in a risk of financial contagion and investors turned very negative when the 21-day lockdown was announced. Our stock selection in and overweight allocations to Peru and South Africa also hampered performance. However, our thematic plays in Korea continued to contribute to returns.
The Fund sometimes uses derivative instruments to manage certain market or currency exposures. In this period, the use of currency forward contracts had a negative impact.
We believe the pandemic is rapidly accelerating a worldwide turn inward that has been underway since the Global Financial Crisis (GFC) of 2008. We had expected the world to deliver disappointing growth before the pandemic, and had focused the Fund on high quality companies in countries expected to be most resilient to what the Sub-Adviser has dubbed the four
Ds: deglobalization, declining productivity, debt growth and depopulation.
The coronavirus hit at a time when the world was already turning inward, largely in reaction to the GFC, with deglobalization manifesting in a broad slowdown in cross-border flows of goods, money and people. Global trade as a percentage of gross domestic product is expected to fall from 60% in 2008 to 53% after this year as more countries institute greater protectionist measures.
The trend toward localization—companies looking to produce more locally, and consumers looking to buy from local brands—was already getting underway and is likely to pick up speed. The world has also suffered from declining labor productivity as most countries had already reaped the competitive gains to be made by entering global markets when the 2008 crisis hit. Since then, slowing cross-border flows of people, goods and capital have halted or reversed those gains.
The commentary provided above was from the former sub-adviser of the Fund, Morgan Stanley Investment Management Inc., who was the manager of the Fund until April 30, 2020.
Taiwan Semiconductor helped absolute performance. It continues to see strong demand for chips as several end customers update their products with the latest generation chips. Taiwan Semiconductor Manufacturing Co. (TSMC) pioneered the dedicated foundry industry. A foundry is a facility dedicated solely to chip manufacturing - from PC semiconductors to memory chips to digital signal processors - as opposed to a fabless semiconductor company, which focuses on chip design and does no manufacturing. TSMC has more than a dozen facilities in which it can produce the equivalent of over 10 million 12-inch wafers. The company has consistently captured 100% of industry profits. This is mainly due to better execution of a highly complex manufacturing process. TSMC has been able to patent its manufacturing processes, limiting the ability of competitors to copy its success. Semiconductors have continued to proliferate well beyond the realm of PC to where most manufactured goods now contain some silicon. Volume growth has been in the 15% range and will likely continue on this path in the future. The cost of building a fabrication plant continues to increase as chip manufacturing scales down to smaller geometries. As a result of the rising capital intensity of the business, as well as the increasing execution risks associated with

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
manufacturing at the nanoscale level, barriers to entry continue to increase.
Another stock that helped absolute performance was SK Hynix Inc. We believe the recent rally in memory stocks is typically what happens after trough inflections. We feel tactical positioning and foreign money inflow, earnings revisions and Micron’s updated guidance contributed to the recent stock price rally of memory players. Pricing outlook for 2021 appears stronger moving into early December given improving order trends from server customers as well as DRAM spot price acceleration. Thus, we believe there is a consensus for the memory industry to enter an upturn cycle in 2021. SK Hynix is a pure-play memory semiconductor company, specializing in DRAM (the source of more than 70% of its sales) and NAND flash memory chips, which are the key components of computing devices (e.g., PCs, servers) as well as mobile devices (e.g., smartphones, media tablets).
Alibaba Group Holding Ltd hurt absolute performance. The stock underperformed as a result of concern surrounding the new guidelines that came out from the market regulator regarding anti-monopoly practices for online players. In addition, there was a specific announcement of an investigation into Alibaba by the competition authorities on anti-monopoly practices. The key issue that would affect Alibaba is the one pressuring merchants to go exclusive which has helped drive traffic to Tmall, particularly in the apparel segment, where Alibaba has some key exclusive arrangements. We think that most of these relationships are on commercial terms and that Alibaba provides additional marketing and traffic resources in return for that exclusivity. We also believe Alibaba has a significant advantage regarding reach, merchant advantage and targeting capabilities for merchants. We also think that any gross merchandise volume (GMV) that might shift to alternate platforms can be managed and that there are other material drivers that can offset this including improving monetization and lower losses in new businesses like Cloud and Logisitics. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of GMV. It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba's key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/ trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Operating as a platform business, Alibaba has maintained a higher ROE than its global peers.
Another stock that hurt absolute performance was Beijing Sinnet Technology Co. We reallocated capital to better opportunities as a result of a change in the investment thesis. Beijing Sinnet Technology is one of the premier data center companies in China. We think the Chinese data center industry is poised for strong growth over an elongated period of time. Beijing Sinnet has choice locations in Beijing and Shanghai, which act as a strong barrier versus competitors. The firm is also financially disciplined with low leverage and chooses projects that have strong returns on capital.
Emerging market equities rebounded strongly in the second quarter of 2020, as investors watched for positive news on the COVID-19 pandemic and looked through deepening economic turmoil. Emerging markets equities followed a similar path to developed markets, although countries showed a greater variation in policy response to the pandemic. The Chinese government implemented stimulus equivalent to more than 6% of nominal GDP. The Chinese economy continued to reopen, while other emerging markets, such as India and Brazil, remained in the thick of the pandemic. India’s lockdown hit the poorest migrant workers hard and was impacted by difficulties with contact tracing and testing. Late in the second quarter, Latin America became the epicenter of the COVID-19 pandemic.
Brazil’s toll of infections and deaths became the world’s second highest, leading to protests against President Jair Bolsonaro who opposed lockdowns imposed by state governors. A similar spike in COVID cases hampered Mexico’s attempt to deal with reopening its economy as infection rates continued to climb. Emerging markets advanced in the third quarter of 2020 as investors were encouraged by the global monetary and fiscal response to the pandemic, the reopening of some economies, and accelerated vaccine development. First into lockdown, and first to begin loosening restrictions, China’s rebound accelerated. In contrast to China’s success in handling the virus, India’s infection rates and fatalities rose as it wrestled to impose lockdown restrictions on large parts of its migrant worker population. Latin America’s largest countries also struggled with the practicality of fighting the virus, as well as the cost of minimizing its economic

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
impact. Emergency cash handouts to Brazil’s poorest contributed to an improved outlook, but also fueled investor concerns that the government might abandon its spending cap. Mexico, already in recession before the impact of COVID-19, bucked the stimulus trend by sticking to tough austerity measures, leading to expectations of a slower rebound. News in November of successful vaccine trials helped fuel emerging markets sentiment. In addition, the success of many countries (particularly China and others across Asia-Pacific) in containing the virus as cases spiked elsewhere underpinned confidence in economic growth in 2021. Emerging market outflows at the start of the pandemic reversed later in the year. China’s economic recovery continued. Joe Biden’s win in the U.S. presidential election helped push Chinese shares higher as investors bet on a less confrontational stance between the two countries. The recovery story extended to other major emerging markets as India’s economy performed better than expected in the three months through September. In Latin America, Brazil’s “coronavoucher” payments to almost a third of the population fueled GDP growth, but led to criticism from the country’s central bank and raised expectations of a rise in interest rates. Mexico’s economy grew, helped by an increase in demand for Mexican exports and remittances from Mexican workers in the U.S.
The International Monetary Fund is forecasting that large emerging market economies will recover faster than developed economies in 2021. However, we continue to believe investors should focus more closely on companies than on the macro environment. After a year heavily impacted by COVID-19, there will be more uncertainty to come. Changes in interest rates and political disruption could shake markets and companies. But as we enter 2021, we remain steadfast in our bottom-up research in pursuit of stable, quality growth companies at reasonable prices. There is also uncertainty about the trajectory of the economic recovery from COVID-19. Therefore, we seek to own companies that are resilient to macroeconomic dislocations. It is our goal to generate attractive returns while taking less risk, safely delivering our clients to their investment destinations.
The commentary provided above is from the current sub-adviser of the Fund, Vontobel Asset Management, Inc,. who assumed day-to-day management of the Fund on May 1, 2020.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2010 would have grown to $12,631. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2010 would have grown to $14,282.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Emerging Markets Equity Fund	10.43%	9.10%	2.36%
MSCI Emerging Markets Index	18.31%	12.81%	3.63%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
China	29.0%
India	14.1%
South Korea	11.3%
Taiwan	10.1%
Hong Kong	6.3%
Brazil	4.9%
Indonesia	4.8%
Netherlands	3.9%
Mexico	3.2%
Thailand	2.7%
South Africa	2.6%
Singapore	2.0%
Belgium	1.6%
Malaysia	1.5%
United Kingdom	1.5%
Vietnam	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned (3.23%) for the twelve-month period ending December 31, 2020, compared to the (5.12%) return for its benchmark, the FTSE NAREIT All Equity REIT Index for the same time period.
U.S. real estate securities experienced their worst drawdown in more than a decade early in the year as the spread of COVID-19 led to widespread economic and social shutdowns. REITs recovered beginning in late March, with markets responding positively to massive and unprecedented fiscal and monetary relief and stimulus policies and as economies started to reopen. Investors were also generally heartened by news of advancements in therapeutics and vaccine development. The listed real estate market was further supported by mostly intact earnings and dividends, and encouraging rent collection data for most sectors. By year’s end, REITs as a whole had regained most of their early losses.
Returns in the year varied greatly by property type. Some areas of real estate saw increasing demand, benefiting from remote working and the acceleration of e-commerce. The growth of online shopping, video streaming and data networking drove demand for data centers, while cell towers worked with wireless carriers to roll out 5G networks. Industrial warehouses, which are at the center of online commerce (enabling fulfillment of home delivery), enjoyed strong demand. And an urban exodus that hurt apartments was positive for single-family rentals and self-storage REITs. The timber sector was another top performer, as homebuilding fundamentals improved and lumber prices rose. Health care REITs outperformed after declining materially earlier in the year, with skilled nursing benefiting from strong government financial support, medical offices aided by steady rental collections and a return to elective surgeries, and life sciences having no material negative impact from the virus.
Regional malls and shopping centers were severely impacted by a weakening economy and a threat to rental payments as malls and numerous stores temporarily closed around the country. These sectors were already contending with the secular trends of growing competition from e-commerce and tenants rationalizing their store counts. Hotels experienced sizable declines on economic uncertainty, compounded by a severe pullback in demand due to virus fears. The apartment sector underperformed on concerns about decelerating rents in key markets amid a migration of tenants from city centers to suburbs. Offices underperformed (despite rents remaining strong), as many tenants showed success in transitioning from physical offices to work from home, which led to questions about the long-term future of office demand.
The portfolio had a negative total return for the year but outperformed its benchmark. Factors contributing to the portfolio’s relative performance included the timing of our allocations and security selection in the health care sector. An overweight and stock selection in data centers were also beneficial. Relative returns were additionally aided by an overweight allocation to the self-storage sector.
An underweight allocation in timber detracted from relative performance, as we viewed the sector’s valuations as being unattractive early in the year. An overweight in hotels also detracted, although this was partially offset by favorable security selection in the sector, including out-of-index positions in certain gaming companies that rose materially as markets reopened. Security selection in offices further hindered performance, although a favorable underweight in the sector partially offset this.
We believe REITs are well positioned for the year ahead. Just as COVID upended REITs in 2020, we think they could be a prime beneficiary of a widely available vaccine and continued economic expansion. Low interest rates, increasing fiscal spending and more aggressive vaccine distribution plans could help to accelerate the recovery. Today, valuations relative to the broad market and fixed income are at historic lows. In addition, we believe REITs’ attractive and growing dividends are likely to appeal to investors in an environment of very low interest rates.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Real Estate Securities Fund on December 31, 2010 would have grown to $24,417. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT All Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT All Equity REIT Index on December 31, 2010 would have grown to $24,269.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Real Estate Securities Fund	(3.23%)	6.83%	9.34%
FTSE NAREIT All Equity REIT Index	(5.12%)	6.70%	9.27%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/20
Percent of Total Investments[1]
Diversified	27.1%
Healthcare	12.9%
Industrial	10.3%
Storage & Warehousing	9.7%
Apartments	9.6%
Regional Malls	5.4%
Hotels & Resorts	5.3%
Telecommunications	4.5%
Office Property	4.2%
Building & Real Estate	3.9%
Manufactured Homes	2.2%
Real Estate	1.6%
Entertainment	1.5%
Lodging	1.0%
Strip Centers	0.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned 9.25% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the Russell 3000 Index’s return of 20.89% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in growth stocks generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed negatively to performance.
Fund selection of the Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Growth, SMID Cap Growth, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Value, Small Cap Growth, Small Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.
In 2020, the COVID-19 pandemic had a profound impact on financial markets. The global economy dipped into a severe contraction due to the shutdown measures that were implemented to contain the spread of the virus. Equity markets sharply sold off in 1Q20 and subsequently recovered. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.
During the period, we reduced our mid cap value exposure due to its underperformance. We also moved allocation from value stocks to large cap index stocks to reduce both expense and exposure to companies vulnerable to the weak economy.
Looking ahead, U.S. economic growth is projected to be strong in 2021 predicated upon large government fiscal stimulus and successful vaccine distribution. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2010 would have grown to $22,512. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2010 would have grown to $36,407. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Aggressive Allocation Fund	9.25%	9.47%	8.45%
Russell 3000 Index	20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/20
International Stocks	24.0%
Large Cap Value Stocks	23.0%
Large Cap Growth Stocks	12.0%
Mid Cap Value Stocks	10.0%
Emerging Markets Stocks	9.0%
Short Term Bonds	6.0%
Small Cap Growth Stocks	4.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	2.0%
Intermediate Bonds	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned 9.43% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the Russell 3000 Index’s return of 20.89% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in growth stocks generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed negatively to performance.
Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Growth, SMID Cap Growth, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Value, Small Cap Growth, Small Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.
In 2020, the COVID-19 pandemic had a profound impact on the financial markets. The global economy dipped into a severe contraction due to the shutdown measures that were implemented to contain the virus. Equity markets sharply sold off in 1Q20 and subsequently recovered. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.
During the period, we reduced our mid cap value exposure due to its underperformance. We also moved allocation from value stocks to large cap index stocks to reduce both expense and exposure to companies vulnerable to the weak economy.
Looking ahead, U.S. economic growth is projected to be strong in 2021 predicated upon large government fiscal stimulus and successful vaccine distribution. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2010 would have grown to $21,689. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2010 would have grown to $36,407. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Moderately Aggressive Allocation Fund	9.43%	9.19%	8.05%
Russell 3000 Index	20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/20
Large Cap Value Stocks	23.0%
International Stocks	19.0%
Large Cap Growth Stocks	12.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	8.0%
Intermediate Bonds	7.0%
Emerging Markets Stocks	6.0%
Small Cap Value Stocks	3.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned 9.77% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the Russell 3000 Index’s return of 20.89% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in growth stocks generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed negatively to performance.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Growth, SMID Cap Growth, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Cap Growth, Mid Core Value, SMID Cap Value, Small Cap Growth, Small Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.
In 2020, the COVID-19 pandemic had a profound impact on financial markets. The global economy dipped into a severe contraction due to the shutdown measures that were implemented to contain the spread of the virus. Equity markets sharply sold off in 1Q20 and subsequently recovered. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.
During the period, we reduced our mid cap value exposure due to its underperformance. We also moved allocation from value stocks to large cap index stocks to reduce both expense and exposure to companies vulnerable to the weak economy.
Looking ahead, U.S. economic growth is projected to be strong in 2021 predicated upon large government fiscal stimulus and successful vaccine distribution. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Moderate Allocation Fund on December 31, 2010 would have grown to $20,000. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2010 would have grown to $36,407. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Moderate Allocation Fund	9.77%	8.37%	7.18%
Russell 3000 Index	20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/20
Intermediate Bonds	22.0%
Large Cap Value Stocks	17.0%
Short Term Bonds	14.0%
International Stocks	12.0%
Large Cap Growth Stocks	10.0%
Mid Cap Value Stocks	7.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned 8.02% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the Russell 3000 Index’s return of 20.89% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in large cap growth stocks generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed negatively to performance.
Fund selection of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Cap Growth, Mid Core Value, SMID Cap Value, Small Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.
In 2020, the COVID-19 pandemic had a profound impact on financial markets. The global economy dipped into a severe contraction due to the shutdown measures that were implemented to contain the spread of the virus. Equity markets sharply sold off in 1Q20 and subsequently recovered. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.
During the period, we reduced our mid cap value exposure due to its underperformance. We also moved allocation from value stocks to large cap index stocks to reduce both expense and exposure to companies vulnerable to the weak economy.
Looking ahead, U.S. economic growth is projected to be strong in 2021 predicated upon large government fiscal stimulus and successful vaccine distribution. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2010 would have grown to $17,798. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2010 would have grown to $36,407. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Moderately Conservative Allocation Fund	8.02%	6.90%	5.93%
Russell 3000 Index	20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/20
Intermediate Bonds	32.0%
Short Term Bonds	23.0%
Large Cap Value Stocks	15.0%
International Stocks	8.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Small Cap Value Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned 7.03% for the twelve-month period ending December 31, 2020, compared to its benchmarks, the Russell 3000 Index’s return of 20.89% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 7.51% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, REITs and international equities underperformed the Russell 3000 Index. The allocation in large cap growth stocks generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed negatively to performance.
Fund selection of the Conservative Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Mid Core Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.
In 2020, the COVID-19 pandemic had a profound impact on financial markets. The global economy dipped into a severe contraction due to the shutdown measures that were implemented to contain the spread of the virus. Equity markets sharply sold off in 1Q20 and subsequently recovered. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.
During the period, we reduced our mid cap value exposure due to its underperformance. We also moved allocation from value stocks to large cap index stocks to reduce both expense and exposure to companies vulnerable to the weak economy.
Looking ahead, U.S. economic growth is projected to be strong in 2021 predicated upon large government fiscal stimulus and successful vaccine distribution. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2010 — December 31, 2020
An investment of $10,000 in the Conservative Allocation Fund on December 31, 2010 would have grown to $15,500. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2010 would have grown to $36,407. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2010 would have grown to $14,576.
Average Annual Total Returns[1] as of 12/31/20
	1 Year	5 Year	10 Year
Conservative Allocation Fund	7.03%	5.45%	4.48%
Russell 3000 Index	20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/20
Intermediate Bonds	42.0%
Short Term Bonds	33.0%
Large Cap Value Stocks	10.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	4.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning July 1, 2020 and held through December 31, 2020. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.
Disclosure of Fund Expenses
For the Period July 1, 2020 to December 31, 2020
Expense Table
	Beginning Value July 1, 2020	Ending Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,000.06	0.10%	$0.50
Hypothetical	$1,000.00	$ 1,024.63	0.10%	$0.51
Limited Maturity Bond Fund
Actual	$1,000.00	$ 1,018.33	0.70%	$ 3.55
Hypothetical	$1,000.00	$ 1,021.58	0.70%	$ 3.56

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2020	Ending Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	$1,000.00	$ 1,026.62	0.66%	$ 3.36
Hypothetical	$1,000.00	$ 1,021.78	0.66%	$ 3.36
High Yield Bond Fund
Actual	$1,000.00	$ 1,095.02	0.72%	$ 3.79
Hypothetical	$1,000.00	$ 1,021.47	0.72%	$ 3.67
Flexibly Managed Fund
Actual	$1,000.00	$ 1,180.48	0.88%	$ 4.82
Hypothetical	$1,000.00	$ 1,020.66	0.88%	$ 4.48
Balanced Fund
Actual	$1,000.00	$ 1,139.59	0.20%	$ 1.08
Hypothetical	$1,000.00	$ 1,024.12	0.20%	$ 1.02
Large Growth Stock Fund
Actual	$1,000.00	$ 1,260.71	0.96%	$ 5.46
Hypothetical	$1,000.00	$ 1,020.25	0.96%	$ 4.89
Large Cap Growth Fund
Actual	$1,000.00	$ 1,233.74	0.88%	$ 4.94
Hypothetical	$1,000.00	$ 1,020.66	0.88%	$ 4.48
Large Core Growth Fund
Actual	$1,000.00	$ 1,330.78	0.85%	$ 4.98
Hypothetical	$1,000.00	$ 1,020.81	0.85%	$ 4.33
Large Cap Value Fund
Actual	$1,000.00	$ 1,223.79	0.91%	$ 5.09
Hypothetical	$1,000.00	$ 1,020.51	0.91%	$ 4.63
Large Core Value Fund
Actual	$1,000.00	$ 1,221.93	0.91%	$ 5.08
Hypothetical	$1,000.00	$ 1,020.51	0.91%	$ 4.63
Index 500 Fund
Actual	$1,000.00	$ 1,220.64	0.35%	$ 1.95
Hypothetical	$1,000.00	$ 1,023.36	0.35%	$ 1.78
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,333.69	0.95%	$ 5.57
Hypothetical	$1,000.00	$ 1,020.30	0.95%	$ 4.84
Mid Cap Value Fund
Actual	$1,000.00	$ 1,210.85	0.81%	$ 4.50
Hypothetical	$1,000.00	$ 1,021.02	0.81%	$ 4.12
Mid Core Value Fund
Actual	$1,000.00	$ 1,214.30	1.05%	$ 5.84
Hypothetical	$1,000.00	$ 1,019.79	1.05%	$ 5.35
SMID Cap Growth Fund
Actual	$1,000.00	$ 1,365.49	1.05%	$ 6.24
Hypothetical	$1,000.00	$ 1,019.79	1.05%	$ 5.35
SMID Cap Value Fund
Actual	$1,000.00	$ 1,347.36	1.19%	$ 7.02
Hypothetical	$1,000.00	$ 1,019.08	1.19%	$ 6.06

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2020	Ending Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Growth Fund
Actual	$1,000.00	$ 1,385.35	1.00%	$ 6.00
Hypothetical	$1,000.00	$ 1,020.05	1.00%	$ 5.09
Small Cap Value Fund
Actual	$1,000.00	$ 1,352.14	1.02%	$ 6.03
Hypothetical	$1,000.00	$ 1,019.95	1.02%	$ 5.19
Small Cap Index Fund
Actual	$1,000.00	$ 1,374.43	0.74%	$ 4.42
Hypothetical	$1,000.00	$ 1,021.37	0.74%	$ 3.77
Developed International Index Fund
Actual	$1,000.00	$ 1,208.49	0.89%	$ 4.94
Hypothetical	$1,000.00	$ 1,020.61	0.89%	$ 4.53
International Equity Fund
Actual	$1,000.00	$ 1,211.41	1.04%	$ 5.78
Hypothetical	$1,000.00	$ 1,019.85	1.04%	$ 5.29
Emerging Markets Equity Fund
Actual	$1,000.00	$ 1,274.98	1.27%	$ 7.26
Hypothetical	$1,000.00	$ 1,018.68	1.27%	$ 6.46
Real Estate Securities Fund
Actual	$1,000.00	$ 1,113.13	0.96%	$ 5.10
Hypothetical	$1,000.00	$ 1,020.25	0.96%	$ 4.89
Aggressive Allocation Fund
Actual	$1,000.00	$ 1,213.17	0.32%	$ 1.78
Hypothetical	$1,000.00	$ 1,023.51	0.32%	$ 1.63
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,190.92	0.29%	$ 1.60
Hypothetical	$1,000.00	$ 1,023.66	0.29%	$ 1.48
Moderate Allocation Fund
Actual	$1,000.00	$ 1,150.66	0.30%	$ 1.62
Hypothetical	$1,000.00	$ 1,023.61	0.30%	$ 1.53
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,103.43	0.31%	$ 1.64
Hypothetical	$1,000.00	$ 1,023.56	0.31%	$ 1.58
Conservative Allocation Fund
Actual	$1,000.00	$ 1,062.07	0.33%	$ 1.71
Hypothetical	$1,000.00	$ 1,023.46	0.33%	$ 1.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATION — 67.7%
Federal Farm Credit Banks
2.070%, 01/04/21	$ 5,000	$ 5,000,797
0.070%, 01/12/21	5,000	4,999,893
0.080%, 01/14/21	5,001	5,000,856
0.120%, 03/26/21	5,000	4,998,600
0.120%, 03/29/21	10,000	9,997,100
Federal Home Loan Banks
(3 M ICE LIBOR + (0.170%)), 0.060%, 01/08/21•	10,000	9,999,971
0.080%, 01/13/21	5,000	4,999,867
0.065%, 01/20/21	5,134	5,133,824
0.090%, 01/27/21	2,000	1,999,870
0.071%, 02/05/21	10,000	9,999,310
0.030%, 03/02/21	8,000	7,999,600
Federal Home Loan Mortgage Corp.
2.375%, 02/16/21	1,500	1,504,273
0.091%, 05/10/21	10,000	10,000,000
1.550%, 05/27/21	3,000	3,017,393
Federal National Mortgage Association
0.075%, 01/27/21	10,000	9,999,458
1.375%, 02/26/21	8,974	8,991,357
0.070%, 05/13/21	5,000	4,998,717
TOTAL AGENCY OBLIGATION (Cost $108,640,886)		108,640,886

U.S. TREASURY OBLIGATIONS — 25.5%
U.S. Treasury Bills
0.103%, 01/07/21	6,000	5,999,897
0.076%, 01/14/21	10,000	9,999,726
0.085%, 01/19/21	5,000	4,999,787
0.070%, 01/21/21	10,000	9,999,611
0.071%, 02/02/21	10,000	9,999,373
TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,998,394)		40,998,394
	Number of Shares
SHORT-TERM INVESTMENTS — 6.7%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 0.020%) (Cost $10,713,151)	10,713,151	10,713,151
TOTAL INVESTMENTS — 99.9% (Cost $160,352,431)		$ 160,352,431
Other Assets & Liabilities — 0.1%		114,735
TOTAL NET ASSETS — 100.0%		$ 160,467,166

†	See Security Valuation Note.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
M— Month.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligation	$108,640,886	$ —	$108,640,886	$—
U.S. Treasury Obligations	40,998,394	—	40,998,394	—
Short-Term Investments	10,713,151	10,713,151	—	—
Total Investments	$ 160,352,431	$ 10,713,151	$ 149,639,280	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 28.6%
522 Funding CLO Ltd., Series 2018-2A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%), 144A 1.258%, 04/20/31@,•	$ 2,400	$ 2,382,247
ACIS CLO Ltd., Series 2014-4A Class B (3 M ICE LIBOR + 1.770%), 144A 1.984%, 05/01/26@,•	2,000	1,995,056
Adams Mill CLO Ltd., Series 2014-1A Class B2R, 144A 3.350%, 07/15/26@	2,750	2,751,235
Babson CLO Ltd.,
Series 2014-IA Class BR (3 M ICE LIBOR + 2.200%), 144A, 2.418%, 07/20/25@,•	2,500	2,500,360
Series 2014-IA Class C (3 M ICE LIBOR + 3.450%), 144A, 3.668%, 07/20/25@,•	1,500	1,500,429
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 1.918%, 07/18/29@,•	1,500	1,500,105
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 1.318%, 01/20/31@,•	2,500	2,488,890
BlueMountain CLO Ltd., Series 2015-1A Class A1R (3 M ICE LIBOR + 1.330%), 144A 1.554%, 04/13/27@,•	345	345,628
CIFC Funding Ltd., Series 2014-2RA Class A1 (3 M ICE LIBOR + 1.050%, Floor 1.050%), 144A 1.265%, 04/24/30@,•	2,000	1,994,878
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 1.338%, 01/20/30@,•	3,000	2,987,583
ECMC Group Student Loan Trust, Series 2019-1A Class A1A, 144A 2.720%, 07/25/69@	1,838	1,916,422
Edsouth Indenture No 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 0.718%, 02/26/29@,•	3,797	3,783,319
Elm CLO Ltd., Series 2014-1A Class BRR (3 M ICE LIBOR + 1.750%), 144A 1.968%, 01/17/29@,•	2,000	1,995,480
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.468%, 01/20/33@,•	1,500	1,502,493
	Par (000)	Value†

Ford Credit Auto Owner Trust, Series 2020-B Class A2, 0.500%, 02/15/23	$ 5,410	$ 5,415,831
GM Financial Consumer Automobile Receivables Trust, Series 2020-2 Class A2A, 1.500%, 03/16/23	1,043	1,048,205
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR (3 M ICE LIBOR + 1.080%, Floor 1.080%), 144A 1.295%, 07/25/27@,•	1,680	1,673,759
Limerock CLO III LLC, Series 2014-3A Class A1R (3 M ICE LIBOR + 1.200%), 144A 1.418%, 10/20/26@,•	410	410,212
Mariner CLO LLC, Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 1.902%, 07/28/31@,•	2,000	2,000,066
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 1.859%, 11/15/30@,•	1,500	1,533,136
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 1.759%, 10/15/31@,•	1,499	1,518,069
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 1.609%, 07/16/40@,•	2,790	2,826,178
Navient Private Education Refi Loan Trust, Series 2020-EA Class A, 144A 1.690%, 05/15/69@	3,257	3,324,151
NZCG Funding Ltd., Series 2015-1A Class A2R (3 M ICE LIBOR + 1.550%, Floor 1.550%), 144A 1.783%, 02/26/31@,•	3,350	3,329,873
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 1.504%, 10/13/31@,•	1,966	1,959,470
Recette CLO Ltd., Series 2015-1A Class DR (3 M ICE LIBOR + 2.750%), 144A 2.968%, 10/20/27@,•	2,300	2,289,659
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.738%, 03/25/55•	3,337	3,280,962
SMB Private Education Loan Trust, Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A 2.109%, 08/16/32@,•	2,405	2,463,313

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 1.968%, 07/18/31@,•	$ 2,000	$ 1,945,338
Towd Point Mortgage Trust,
Series 2015-1 Class A2, 144A, 3.250%, 10/25/53@,•	2,526	2,557,620
Series 2015-4 Class A1B, 144A, 2.750%, 04/25/55@,•	2,322	2,329,168
TRESTLES CLO Ltd., Series 2017-1A Class A1A (3 M ICE LIBOR + 1.290%), 144A 1.505%, 07/25/29@,•	1,250	1,250,065
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.215%, 04/25/33@,•	1,500	1,500,566
Verizon Owner Trust, Series 2017-3A Class B, 144A 2.380%, 04/20/22@	641	642,104
TOTAL ASSET BACKED SECURITIES (Cost $72,809,602)		72,941,870

COMMERCIAL MORTGAGE BACKED SECURITIES — 11.8%
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%), 144A 1.239%, 10/15/36@,•	1,424	1,423,946
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%), 144A 1.959%, 12/15/36@,•	1,000	916,957
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	3,000	3,200,077
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019 Class X1, 1.585%, 03/25/22•	24,761	312,589
Series K021 Class A2, 2.396%, 06/25/22	3,000	3,079,252
Series KC02 Class X3, 3.065%, 08/25/25•	14,500	1,636,254
FREMF Mortgage Trust,
Series 2013-K25 Class C, 144A, 3.619%, 11/25/45@,•	2,110	2,190,799
Series 2013-K27 Class C, 144A, 3.496%, 01/25/46@,•	2,000	2,082,406
Series 2013-K35 Class B, 144A, 3.935%, 12/25/46@,•	2,260	2,436,590
Series 2011-K14 Class B, 144A, 5.209%, 02/25/47@,•	1,050	1,060,684
	Par (000)	Value†

Series 2014-K716 Class B, 144A, 3.929%, 08/25/47@,•	$ 2,550	$ 2,576,986
Series 2014-K717 Class C, 144A, 3.630%, 11/25/47@,•	1,500	1,516,994
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 1.409%, 07/15/25@,•	1,947	1,900,639
GS Mortgage Securities Trust,
Series 2010-C1 Class A2, 144A, 4.592%, 08/10/43@	199	199,036
Series 2010-C1 Class B, 144A, 5.148%, 08/10/43@	2,000	1,930,822
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 1.809%, 05/15/38@,•	1,500	1,438,062
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH Class C (1 M ICE LIBOR + 1.360%, Floor 2.860%), 144A 2.860%, 06/15/35@,•	2,000	1,704,857
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA, 144A 1.306%, 06/15/45@,•	45,762	524,810
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $32,523,264)		30,131,760

CORPORATE BONDS — 43.5%
Aerospace & Defense — 1.1%
The Boeing Co. 4.508%, 05/01/23	2,500	2,702,081
Agriculture — 1.0%
Altria Group, Inc. 3.490%, 02/14/22	1,500	1,551,537
Cargill, Inc., 144A 3.050%, 04/19/21@	1,000	1,008,245
		2,559,782
Airlines — 1.6%
Air Canada Pass Through Trust, Series 2013-1 Class B, 144A 5.375%, 11/15/22@	731	732,933
Continental Airlines Pass Through Trust, Series 2000-2 Class A-1 7.707%, 10/02/22	63	63,023
Delta Air Lines Pass Through Trust, Series 2007-1 Class B 8.021%, 02/10/24	594	580,487
U.S. Airways Pass Through Trust, Series 2012-2 Class B 6.750%, 12/03/22	2,029	1,972,634

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	$ 793	$ 808,614
		4,157,691
Apparel — 0.9%
VF Corp. 2.050%, 04/23/22	2,250	2,298,330
Auto Manufacturers — 2.9%
BMW US Capital LLC, 144A 3.800%, 04/06/23@	2,250	2,416,494
Ford Motor Credit Co., LLC 3.470%, 04/05/21	2,250	2,250,000
General Motors Financial Co., Inc. (3 M ICE LIBOR + 0.850%) 1.080%, 04/09/21•	1,000	1,000,609
Volkswagen Group of America Finance LLC, 144A 3.125%, 05/12/23@	1,500	1,584,284
		7,251,387
Banks — 3.2%
Central Fidelity Capital Trust I (3 M ICE LIBOR + 1.000%) 1.237%, 04/15/27•	1,750	1,647,773
CIT Group, Inc. 4.125%, 03/09/21	1,000	1,003,000
Citibank NA 3.400%, 07/23/21	1,500	1,522,094
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.470%) 3.684%µ,•	1,022	1,019,909
Mitsubishi UFJ Financial Group, Inc. 3.535%, 07/26/21	1,500	1,527,201
The Bank of Nova Scotia 3.125%, 04/20/21	1,500	1,512,866
		8,232,843
Beverages — 0.6%
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	1,500	1,518,708
Biotechnology — 0.6%
Gilead Sciences, Inc. 0.750%, 09/29/23	1,500	1,504,559
Building Materials — 1.2%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	1,500	1,627,065
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 0.875%, 03/01/21•	1,500	1,500,635
		3,127,700
Commercial Services — 0.9%
Service Corp International 8.000%, 11/15/21	2,100	2,220,750
	Par (000)	Value†

Computers — 0.6%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	$ 1,500	$ 1,541,278
Diversified Financial Services — 2.6%
AerCap Ireland Capital DAC 4.450%, 12/16/21	1,000	1,029,880
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%), 144A 1.264%, 05/02/21@,•	2,000	1,996,200
Intercontinental Exchange, Inc. 0.700%, 06/15/23	1,500	1,510,389
OneMain Finance Corp. 8.250%, 10/01/23	1,000	1,147,500
Park Aerospace Holdings Ltd., 144A 3.625%, 03/15/21@	1,000	1,002,698
		6,686,667
Electric — 7.4%
American Electric Power Co., Inc. 0.750%, 11/01/23	2,500	2,505,609
CenterPoint Energy, Inc. 3.600%, 11/01/21	1,000	1,026,661
DTE Electric Co. 3.900%, 06/01/21	2,000	2,011,370
Edison International 3.125%, 11/15/22	1,000	1,038,243
Georgia Power Co. 2.100%, 07/30/23	1,900	1,984,544
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	1,500	1,547,836
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	2,196,191
NRG Energy, Inc. 7.250%, 05/15/26	1,600	1,688,000
Pacific Gas and Electric Co. 1.750%, 06/16/22	1,500	1,504,233
San Diego Gas & Electric Co. 1.914%, 02/01/22	344	345,762
Southern California Edison Co. 3.700%, 08/01/25	2,750	3,085,104
		18,933,553
Electronics — 0.6%
Honeywell International, Inc. (3 M ICE LIBOR + 0.370%) 0.583%, 08/08/22•	1,500	1,506,600
Food — 0.9%
Albertsons Cos., Inc., 144A 3.500%, 02/15/23@	1,300	1,332,500
General Mills, Inc. 3.200%, 04/16/21	1,000	1,007,674
		2,340,174
Healthcare Products — 0.9%
Stryker Corp. 0.600%, 12/01/23	1,500	1,502,370

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 0.989%, 03/19/21•	$ 888	$ 888,000
		2,390,370
Healthcare Services — 0.8%
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,025,101
Home Builders — 0.6%
Lennar Corp. 4.125%, 01/15/22	1,500	1,535,625
Lodging — 0.6%
Marriott International, Inc. (3 M ICE LIBOR + 0.650%) 0.876%, 03/08/21•	1,500	1,500,569
Machinery — Construction & Mining — 0.6%
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,528,991
Machinery — Diversified — 1.7%
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,316,253
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 0.460%, 03/12/21•	2,000	2,000,662
		4,316,915
Media — 1.2%
Charter Communications Operating LLC 4.464%, 07/23/22	1,500	1,581,365
Fox Corp. 3.666%, 01/25/22	1,500	1,552,405
		3,133,770
Miscellaneous Manufacturing — 0.6%
Trane Technologies Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,504,747
Oil & Gas — 3.1%
HollyFrontier Corp. 2.625%, 10/01/23	1,500	1,533,009
Occidental Petroleum Corp. (3 M ICE LIBOR + 1.450%) 1.671%, 08/15/22•	2,250	2,205,000
Phillips 66
(3 M ICE LIBOR + 0.600%), 0.833%, 02/26/21•	2,000	2,000,230
0.900%, 02/15/24	2,000	2,004,844
		7,743,083
Packaging and Containers — 1.0%
Ball Corp. 4.000%, 11/15/23	2,250	2,396,250
	Par (000)	Value†

Pharmaceuticals — 4.1%
AbbVie, Inc. 2.300%, 11/21/22	$ 1,500	$ 1,554,600
Bayer US Finance II LLC, 144A 3.500%, 06/25/21@	2,000	2,024,315
Bristol-Myers Squibb Co.
2.875%, 02/19/21	1,500	1,504,861
2.600%, 05/16/22	1,000	1,031,832
Elanco Animal Health, Inc. 5.272%, 08/28/23	1,645	1,797,163
Viatris, Inc., 144A 1.125%, 06/22/22@	1,000	1,009,451
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,527,664
		10,449,886
Real Estate Investment Trusts — 0.4%
Simon Property Group LP 3.500%, 09/01/25	1,000	1,110,512
Retail — 0.6%
Family Dollar Stores, Inc. 5.000%, 02/01/21	1,500	1,504,506
Semiconductors — 0.4%
Micron Technology, Inc. 2.497%, 04/24/23	1,000	1,042,018
Telecommunications — 0.8%
Sprint Spectrum Co., LLC, 144A 3.360%, 03/20/23@	375	378,525
T-Mobile USA, Inc., 144A 3.500%, 04/15/25@	1,500	1,657,470
		2,035,995
TOTAL CORPORATE BONDS (Cost $109,067,968)		110,800,441

RESIDENTIAL MORTGAGE BACKED SECURITIES — 4.5%
Collateralized Mortgage Obligations — 3.4%
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	1,524	1,559,477
CSMC Trust, Series 2018-J1 Class A26, 144A 3.500%, 02/25/48@,•	2,952	2,962,595
Flagstar Mortgage Trust, Series 2017-1 Class 1A5, 144A 3.500%, 03/25/47@,•	693	694,883
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	1,160	1,192,901
Visio Trust, Series 2019-1 Class A1, 144A 3.572%, 06/25/54@,•	2,258	2,286,790
		8,696,646

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Freddie Mac REMICS — 1.1%
Series 4413 Class HP, 3.500%, 03/15/40	$ 1,901	$ 1,922,381
Series 4895 Class C, 4.500%, 02/15/49	929	948,378
		2,870,759
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $11,607,332)		11,567,405

U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bill 0.173%, 05/20/21¤	8,000	7,997,545
U.S. Treasury Note 1.125%, 08/31/21	15,000	15,101,953
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,094,533)		23,099,498
	Number of Shares
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $5,990,829)	5,990,829	5,990,829
TOTAL INVESTMENTS — 99.9% (Cost $255,093,528)		$ 254,531,803
Other Assets & Liabilities — 0.1%		346,070
TOTAL NET ASSETS — 100.0%		$ 254,877,873

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $112,763,477, which represents 44.2% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
NA— National Association.
REMICS— Real Estate Mortgage Investment Conduits.
Country Weightings as of 12/31/2020††
United States	81%
Cayman Islands	16
Canada	1
Ireland	1
Singapore	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 72,941,870	$ —	$ 72,941,870	$—
Commercial Mortgage Backed Securities	30,131,760	—	30,131,760	—
Corporate Bonds	110,800,441	—	110,800,441	—
Residential Mortgage Backed Securities	11,567,405	—	11,567,405	—
U.S. Treasury Obligations	23,099,498	—	23,099,498	—
Short-Term Investments	5,990,829	5,990,829	—	—
Total Investments	$ 254,531,803	$ 5,990,829	$ 248,540,974	$ —
Other Financial Instruments(1)
Futures Contracts	$ 96,946	$ 96,946	$ —	$—
Total Assets—Other Financial Instruments	$ 96,946	$ 96,946	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(29,876)	$(29,876)	$—	$—
Total Liabilities—Other Financial Instruments	$ (29,876)	$ (29,876)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Limited Maturity Bond Fund
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/31/2021	340	2,000	$ 111	$ 75,132,031	$ 75,258	$ —
Long	U.S. Treasury 10 Year Note	03/22/2021	140	1,000	138	19,330,937	21,688	—
Long	U.S. Treasury 10 Year Ultra Note	03/22/2021	20	1,000	156	3,127,188	—	(9,882)
							$96,946	$(9,882)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 5 Year Note	03/31/2021	(67)	1,000	$126	$(8,452,992)	$ —	$ (19,994)
							$ —	$ (19,994)
							$96,946	$(29,876)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 12.8%
Crown Point CLO III Ltd., Series 2015-3A Class A1AR (3 M ICE LIBOR + 0.910%), 144A 1.147%, 12/31/27@,•	$ 3,373	$ 3,369,668
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.468%, 01/20/33@,•	5,000	5,008,310
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%), 144A 1.948%, 04/18/31@,•	3,000	2,973,567
Highbridge Loan Management Ltd., Series 7A-2015 Class A2R (3 M ICE LIBOR + 0.900%), 144A 1.121%, 03/15/27@,•	2,000	1,993,168
Mountain View CLO LLC, Series 2017-2A Class A (3 M ICE LIBOR + 1.210%), 144A 1.440%, 01/16/31@,•	3,500	3,486,003
Nelnet Student Loan Trust, Series 2019-5 Class A, 144A 2.530%, 10/25/67@	3,210	3,358,259
PHEAA Student Loan Trust, Series 2013-1A Class A (1 M ICE LIBOR + 0.500%), 144A 0.648%, 11/25/36@,•	3,057	2,972,007
Recette CLO Ltd., Series 2015-1A Class DR (3 M ICE LIBOR + 2.750%), 144A 2.968%, 10/20/27@,•	1,500	1,493,256
SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 1.148%, 04/27/43•	4,860	4,496,095
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.738%, 03/25/55•	4,672	4,593,347
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 2.109%, 08/16/32@,•	5,000	5,121,233
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	1,930	2,024,786
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	5,237,120
Steele Creek CLO Ltd., Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 1.867%, 06/15/31@,•	3,250	3,144,447
Toyota Auto Receivables Owner Trust, Series 2018-D Class A3, 3.180%, 03/15/23	1,610	1,636,353
	Par (000)	Value†

Trinitas CLO III Ltd., Series 2015-3A Class BR (3 M ICE LIBOR + 1.400%), 144A 1.637%, 07/15/27@,•	$ 4,000	$ 3,979,700
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.215%, 04/25/33@,•	2,000	2,000,754
Venture 37 CLO Ltd., Series 2019-37A Class A1F, 144A 3.657%, 07/15/32@	5,000	5,059,175
TOTAL ASSET BACKED SECURITIES (Cost $61,457,942)		61,947,248

COMMERCIAL MORTGAGE BACKED SECURITIES — 18.0%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,938,170
CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4, 144A 4.961%, 04/15/44@,•	72	72,246
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	5,000	5,333,462
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019 Class X1, 1.585%, 03/25/22•	44,672	563,936
Series K043 Class A2, 3.062%, 12/25/24	3,000	3,298,631
Series K058 Class A2, 2.653%, 08/25/26	5,000	5,520,355
Series K061 Class A2, 3.347%, 11/25/26•	4,750	5,422,123
Series K094 Class A2, 2.903%, 06/25/29	2,000	2,277,326
Series K107 Class A1, 1.228%, 10/25/29	7,443	7,613,209
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,581,188
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 3.933%, 02/25/25@,•	6,610	7,217,021
Series 2019-K735 Class B, 144A, 4.018%, 05/25/26@,•	6,000	6,647,157
Series 2012-K17 Class B, 144A, 4.319%, 12/25/44@,•	4,000	4,122,873
Series 2012-K19 Class C, 144A, 4.017%, 05/25/45@,•	4,500	4,631,996
Series 2012-K23 Class C, 144A, 3.656%, 10/25/45@,•	5,000	5,176,194
Series 2013-K27 Class C, 144A, 3.496%, 01/25/46@,•	3,647	3,797,267

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
Series 2015-K48 Class B, 144A, 3.640%, 08/25/48@,•	$ 5,000	$ 5,425,129
Series 2016-K52 Class B, 144A, 3.925%, 01/25/49@,•	5,065	5,592,993
Series 2019-K102 Class B, 144A, 3.530%, 12/25/51@,•	5,000	5,491,520
Government National Mortgage Association, Series 2011-77 Class D 4.149%, 10/16/45•	359	371,408
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $81,826,174)		87,094,204

CORPORATE BONDS — 43.0%
Aerospace & Defense — 1.5%
General Dynamics Corp. 3.500%, 05/15/25	3,000	3,353,407
The Boeing Co.
1.950%, 02/01/24	2,000	2,059,757
3.250%, 02/01/35	1,950	1,999,734
		7,412,898
Agriculture — 0.7%
Cargill, Inc., 144A 3.250%, 03/01/23@	3,000	3,181,469
Airlines — 4.1%
Air Canada Pass Through Trust, Series 2013-1 Class B, 144A 5.375%, 11/15/22@	2,672	2,678,310
Delta Air Lines Pass Through Trust,
Series 2007-1 Class A, 6.821%, 02/10/24	2,672	2,736,987
Series 2007-1 Class B, 8.021%, 02/10/24	2,732	2,668,887
Series 2015-1 Class B, 4.250%, 01/30/25	2,012	2,056,847
JetBlue Pass Through Trust, Series 2019-1 Class A 2.950%, 11/15/29	2,890	2,666,386
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	2,844	2,900,856
United Airlines Pass Through Trust,
Series 2014-1 Class B, 4.750%, 10/11/23	1,456	1,461,933
Series 2016-1 Class AA, 3.100%, 01/07/30	2,525	2,555,714
		19,725,920
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	3,281,443
Auto Manufacturers — 1.3%
BMW US Capital LLC, 144A 3.450%, 04/12/23@	4,000	4,262,615
	Par (000)	Value†

Auto Manufacturers — (continued)
Ford Motor Credit Co., LLC 3.470%, 04/05/21	$ 2,100	$ 2,100,000
		6,362,615
Banks — 3.1%
JPMorgan Chase & Co.
(3 M ICE LIBOR + 0.500%), 0.714%, 02/01/27•	3,200	3,033,030
(3 M ICE LIBOR + 3.470%), 3.684%µ,•	2,000	1,995,909
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 0.978%, 07/01/28•	2,640	2,453,525
NTC Capital I (3 M ICE LIBOR + 0.520%) 0.757%, 01/15/27•	4,595	4,371,250
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.781%, 05/15/28•	1,665	1,572,672
Wachovia Capital Trust III (3 M ICE LIBOR + 0.930%) 5.570%µ,•	1,510	1,529,071
		14,955,457
Biotechnology — 1.7%
Amgen, Inc.
2.700%, 05/01/22	3,000	3,086,812
2.650%, 05/11/22	2,000	2,061,874
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	3,010,309
		8,158,995
Building Materials — 1.5%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,345,285
Vulcan Materials Co. 4.500%, 04/01/25	3,565	4,077,894
		7,423,179
Commercial Services — 2.4%
Drawbridge Special Opportunities Fund LP, 144A 5.000%, 08/01/21@	2,000	2,019,247
IHS Markit Ltd., 144A 5.000%, 11/01/22@	2,500	2,673,150
Northwestern University 4.643%, 12/01/44	645	853,168
The Georgetown University 4.315%, 04/01/49	2,485	3,175,879
University of Southern California 3.028%, 10/01/39	2,820	3,067,874
		11,789,318
Computers — 0.7%
Dell International LLC, 144A 5.450%, 06/15/23@	3,000	3,318,062

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 0.4%
Air Lease Corp. 3.750%, 02/01/22	$ 2,000	$ 2,053,312
Electric — 3.5%
ComEd Financing III 6.350%, 03/15/33	3,355	4,038,317
Edison International 3.550%, 11/15/24	2,000	2,153,424
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	3,875,765
Northern States Power Co. 3.600%, 09/15/47	4,000	4,928,691
Pacific Gas and Electric Co. 1.750%, 06/16/22	2,000	2,005,644
		17,001,841
Electronics — 0.3%
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,519,034
Food — 3.5%
Kellogg Co. 2.650%, 12/01/23	2,501	2,668,755
Land O' Lakes, Inc., 144A 6.000%, 11/15/22@	3,500	3,756,582
Mars, Inc., 144A 1.625%, 07/16/32@	3,000	2,975,634
Smithfield Foods, Inc., 144A 3.350%, 02/01/22@	3,000	3,041,237
The Hershey Co. 1.700%, 06/01/30	2,000	2,057,687
The J.M. Smucker Co. 3.375%, 12/15/27	2,000	2,222,917
		16,722,812
Forest Products & Paper — 0.5%
Georgia-Pacific LLC, 144A 3.163%, 11/15/21@	2,500	2,546,852
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,791,721
Healthcare Products — 1.2%
Boston Scientific Corp. 3.750%, 03/01/26	3,000	3,404,520
DENTSPLY SIRONA, Inc. 3.250%, 06/01/30	1,500	1,670,597
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 0.989%, 03/19/21•	666	666,000
		5,741,117
Healthcare Services — 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	2,092,258
	Par (000)	Value†

Household Products & Wares — 0.5%
Kimberly-Clark Corp. 3.100%, 03/26/30	$ 2,000	$ 2,303,161
Internet — 0.2%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	1,119,501
Media — 2.6%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,162,730
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,123,228
Comcast Corp. 3.950%, 10/15/25	4,000	4,595,520
The Walt Disney Co. 2.200%, 01/13/28	3,600	3,853,319
		12,734,797
Mining — 0.2%
Newmont Corp. 3.625%, 06/09/21	1,000	1,008,974
Oil & Gas — 0.8%
BG Energy Capital PLC, 144A 4.000%, 10/15/21@	1,000	1,026,664
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,597,875
		3,624,539
Pharmaceuticals — 3.8%
AbbVie, Inc. 2.300%, 05/14/21	3,000	3,016,600
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,244,728
CVS Health Corp. 1.300%, 08/21/27	3,000	3,013,932
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,427,311
Johnson & Johnson 3.550%, 03/01/36	2,337	2,886,095
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,307,619
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,501,834
		18,398,119
Pipelines — 1.7%
Energy Transfer Partners LP 5.875%, 03/01/22	2,000	2,091,052
MPLX LP (3 M ICE LIBOR + 1.100%) 1.330%, 09/09/22•	3,000	3,000,509
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76•	3,000	3,345,000
		8,436,561

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate Investment Trusts — 1.5%
American Tower Corp. 4.700%, 03/15/22	$ 2,500	$ 2,623,412
Kimco Realty Corp. 2.800%, 10/01/26	3,000	3,271,517
SBA Tower Trust, 144A 1.884%, 01/15/26@	1,500	1,543,835
		7,438,764
Semiconductors — 0.5%
NXP, 144A 3.150%, 05/01/27@	2,000	2,205,104
Software — 0.6%
VMware, Inc. 2.950%, 08/21/22	3,000	3,112,059
Telecommunications — 1.0%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	4,308,371
Sprint Spectrum Co., LLC, 144A 3.360%, 03/20/23@	563	567,787
		4,876,158
Transportation — 1.5%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	2,379	2,687,709
Federal Express Corp. Pass Through Trust, Series 1999 7.650%, 07/15/24	408	422,854
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,904,099
		7,014,662
TOTAL CORPORATE BONDS (Cost $197,344,288)		208,350,702

MUNICIPAL BONDS — 3.3%
State of Texas, Public Finance Authority 3.952%, 10/01/37	3,725	4,356,276
University of Massachusetts Building Authority, Series 3 2.417%, 11/01/28	4,690	5,059,291
University of Michigan, Series B 2.562%, 04/01/50	3,725	3,956,136
West Virginia University, Series A 4.000%, 10/01/47	2,125	2,487,610
TOTAL MUNICIPAL BONDS (Cost $14,834,832)		15,859,313

RESIDENTIAL MORTGAGE BACKED SECURITIES — 12.8%
Collateralized Mortgage Obligations — 4.1%
Agate Bay Mortgage Trust, Series 2016-3 Class A5, 144A 3.500%, 08/25/46@,•	486	486,950
	Par (000)	Value†

Collateralized Mortgage Obligations — (continued)
Chase Home Lending Mortgage Trust, Series 2019-1 Class A4, 144A 3.500%, 03/25/50@,•	$ 1,493	$ 1,502,169
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@	4,022	4,119,163
JP Morgan Mortgage Trust, Series 2017-1 Class A5, 144A 3.500%, 01/25/47@,•	907	907,257
Sequoia Mortgage Trust,
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	2,421	2,477,332
Series 2017-CH2 Class A1, 144A, 4.000%, 12/25/47@,•	2,025	2,085,078
Visio Trust, Series 2020-1 Class A3, 144A 3.521%, 08/25/55@,•	4,545	4,721,264
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	3,448	3,552,599
		19,851,812
Fannie Mae Pool — 6.5%
2.000%, 11/01/40	5,951	6,182,913
2.500%, 01/01/43	1,652	1,767,459
2.500%, 02/01/43	4,668	4,996,444
3.500%, 11/01/44	2,138	2,231,489
3.000%, 01/01/50	3,299	3,459,140
3.000%, 03/01/50	8,543	9,109,684
3.000%, 04/01/50	3,534	3,627,746
		31,374,875
Freddie Mac REMICS — 2.2%
Series 4640 Class LG, 3.500%, 09/15/43	5,899	6,132,978
Series 4800 Class ED, 4.000%, 07/15/44	1,200	1,210,845
Series 4743 Class PA, 3.500%, 01/15/45	2,237	2,259,973
Series 4800 Class KB, 5.000%, 11/15/45	1,110	1,125,238
		10,729,034
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $60,955,402)		61,955,721

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bill 0.075%, 02/18/21¤	10,000	9,999,188
U.S. Treasury Bond
1.125%, 08/15/40	500	473,359
2.750%, 08/15/42	1,800	2,231,578

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
2.875%, 05/15/43	$ 2,150	$ 2,718,070
3.625%, 08/15/43	2,850	4,024,957
U.S. Treasury Inflation Indexed Bonds
0.125%, 07/15/30	4,570	5,126,191
1.000%, 02/15/46	1,923	2,621,662
U.S. Treasury Notes
2.000%, 07/31/22(a)	600	617,672
1.500%, 11/30/24	500	524,316
1.125%, 02/28/25	500	517,637
TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,767,378)		28,854,630
	Number of Shares
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $10,708,186)	10,708,186	10,708,186
TOTAL INVESTMENTS — 98.0% (Cost $453,894,202)		$ 474,770,004
Other Assets & Liabilities — 2.0%		9,704,162
TOTAL NET ASSETS — 100.0%		$ 484,474,166

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $169,505,456, which represents 35.0% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
Country Weightings as of 12/31/2020††
United States	90%
Cayman Islands	7
United Kingdom	1
Canada	1
Netherlands	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 61,947,248	$ —	$ 61,947,248	$—
Commercial Mortgage Backed Securities	87,094,204	—	87,094,204	—
Corporate Bonds	208,350,702	—	208,350,702	—
Municipal Bonds	15,859,313	—	15,859,313	—
Residential Mortgage Backed Securities	61,955,721	—	61,955,721	—
U.S. Treasury Obligations	28,854,630	—	28,854,630	—
Short-Term Investments	10,708,186	10,708,186	—	—
Total Investments	$ 474,770,004	$ 10,708,186	$ 464,061,818	$ —
Other Financial Instruments(1)
Futures Contracts	$ 299,623	$ 299,623	$ —	$—
Total Assets—Other Financial Instruments	$ 299,623	$ 299,623	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(220,350)	$(220,350)	$—	$—
Total Liabilities—Other Financial Instruments	$ (220,350)	$ (220,350)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Quality Bond Fund
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 5 Year Note	03/31/2021	860	1,000	$126	$108,501,094	$ 255,083	$ —
Long	U.S. Treasury 10 Year Note	03/22/2021	257	1,000	138	35,486,078	39,812	—
Long	U.S. Treasury Ultra Bond	03/22/2021	59	1,000	214	12,600,188	—	(174,829)
							$294,895	$(174,829)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 2 Year Note	03/31/2021	(200)	2,000	$ 110	$(44,195,312)	$ —	$ (45,521)
Short	U.S. Treasury Long Bond	03/22/2021	(3)	1,000	173	(519,563)	4,728	—
							$ 4,728	$ (45,521)
							$299,623	$(220,350)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.9%
First Eagle BSL CLO, Ltd., Series 2019-1A (3 M ICE LIBOR + 4.350%, Floor 4.350%), 144A 4.568%, 01/20/33@,• (Cost $1,483,950)	$1,500	$ 1,509,036
TOTAL ASSET BACKED SECURITIES (Cost $1,483,950)		1,509,036
	Number of Shares
COMMON STOCKS — 0.4%
Entertainment — 0.0%
New Cotai Participation, Class B(1),*	1	0
Oil & Gas — 0.4%
Denbury, Inc.*	23,922	614,556
TOTAL COMMON STOCKS (Cost $466,782)		614,556

PREFERRED STOCKS — 0.7%
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),*	725	0
Pipelines — 0.7%
Targa Resources Corp. CONV	1,175	1,211,262
TOTAL PREFERRED STOCKS (Cost $1,304,279)		1,211,262
	Par (000)
CORPORATE BONDS — 89.2%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc. 6.875%, 05/01/25	$ 700	819,000
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,491,000
		2,310,000
Airlines — 4.7%
American Airlines, Inc., 144A 11.750%, 07/15/25@	700	807,275
Continental Airlines Pass Through Trust, Series 2007-1 Class A 5.983%, 10/19/23	1,026	1,038,287
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	700	764,059
JetBlue Airways Corp. Pass Through Trust, Series 2020-1 Class B 7.750%, 05/15/30	1,400	1,523,462
	Par (000)	Value†

Airlines — (continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	$ 700	$ 752,500
U.S. Airways Pass Through Trust, Series 2012-2 Class B 6.750%, 12/03/22	1,374	1,335,574
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	793	808,614
United Airlines, Inc. Pass-Through Trust, Series 2020-1 Class A 5.875%, 04/15/29	700	756,149
		7,785,920
Apparel — 1.8%
Hanesbrands, Inc., 144A 5.375%, 05/15/25@	700	740,614
PVH Corp. 4.625%, 07/10/25	1,400	1,577,439
The William Carter Co., 144A 5.500%, 05/15/25@	700	743,390
		3,061,443
Auto Manufacturers — 1.3%
Ford Motor Co. 8.500%, 04/21/23	1,200	1,350,612
Ford Motor Credit Co., LLC 5.125%, 06/16/25	700	761,110
		2,111,722
Auto Parts & Equipment — 1.4%
Adient U.S. LLC, 144A 9.000%, 04/15/25@	700	780,500
Clarios Global LP/Clarios US Finance Co., 144A 8.500%, 05/15/27@	700	760,487
Tenneco, Inc., 144A 7.875%, 01/15/29@	770	864,525
		2,405,512
Building Materials — 1.3%
Builders FirstSource, Inc., 144A 5.000%, 03/01/30@	1,400	1,516,368
Summit Materials LLC/Summit Materials Finance Corp., 144A 5.250%, 01/15/29@	700	735,000
		2,251,368
Chemicals — 1.9%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 144A 4.750%, 06/15/27@	700	744,625
Olin Corp., 144A 9.500%, 06/01/25@	700	874,685

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — (continued)
Tronox, Inc., 144A 6.500%, 05/01/25@	$ 700	$ 749,000
WR Grace & Co-Conn, 144A 4.875%, 06/15/27@	700	742,364
		3,110,674
Commercial Services — 3.9%
ASGN, Inc., 144A 4.625%, 05/15/28@	700	728,000
Ashtead Capital, Inc., 144A 4.250%, 11/01/29@	700	766,388
Jaguar Holding Co. II/PPD Development LP, 144A 5.000%, 06/15/28@	1,250	1,334,375
Nielsen Finance LLC/Nielsen Finance Co., 144A 5.625%, 10/01/28@	700	760,585
Service Corp. International
7.500%, 04/01/27	1,750	2,130,625
5.125%, 06/01/29	750	830,625
		6,550,598
Computers — 2.0%
Booz Allen Hamilton, Inc., 144A 3.875%, 09/01/28@	700	721,000
MTS Systems Corp., 144A 5.750%, 08/15/27@	1,000	1,085,200
NCR Corp.
144A, 5.750%, 09/01/27@	750	796,875
144A, 5.000%, 10/01/28@	700	738,500
		3,341,575
Distribution & Wholesale — 0.6%
IAA, Inc., 144A 5.500%, 06/15/27@	1,000	1,060,000
Diversified Financial Services — 1.5%
LPL Holdings, Inc., 144A 4.625%, 11/15/27@	700	724,500
OneMain Finance Corp.
5.625%, 03/15/23	1,000	1,072,500
4.000%, 09/15/30	700	726,327
		2,523,327
Electric — 2.8%
Clearway Energy Operating LLC, 144A 4.750%, 03/15/28@	700	750,750
NRG Energy, Inc., 144A 5.250%, 06/15/29@	1,150	1,265,000
Talen Energy Supply LLC, 144A 7.625%, 06/01/28@	700	754,250
Vistra Operations Co., LLC
144A, 5.625%, 02/15/27@	750	797,730
144A, 5.000%, 07/31/27@	1,000	1,060,000
		4,627,730
	Par (000)	Value†

Electrical Components & Equipment — 0.5%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	$ 350	$ 384,941
144A, 7.250%, 06/15/28@	350	398,051
		782,992
Electronics — 0.6%
Itron, Inc., 144A 5.000%, 01/15/26@	1,000	1,021,250
Energy-Alternate Sources — 1.0%
TerraForm Power Operating LLC, 144A 5.000%, 01/31/28@	1,500	1,685,475
Entertainment — 1.9%
Affinity Gaming, 144A 6.875%, 12/15/27@	1,200	1,257,348
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	794,063
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A 10.500%, 02/15/23@	1,050	1,065,750
		3,117,161
Environmental Control — 1.6%
Clean Harbors, Inc.
144A, 4.875%, 07/15/27@	750	782,483
144A, 5.125%, 07/15/29@	750	819,375
Waste Pro USA, Inc., 144A 5.500%, 02/15/26@	1,000	1,022,500
		2,624,358
Food — 4.4%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
144A, 4.625%, 01/15/27@	700	744,625
144A, 4.875%, 02/15/30@	700	771,316
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 144A 5.500%, 01/15/30@	1,500	1,723,140
Kraft Heinz Foods Co., 144A 4.250%, 03/01/31@	700	780,540
Lamb Weston Holdings, Inc.
144A, 4.875%, 11/01/26@	1,000	1,045,300
144A, 4.875%, 05/15/28@	500	558,125
Post Holdings, Inc., 144A 5.750%, 03/01/27@	1,000	1,058,750
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	700	738,500
		7,420,296
Food Service — 0.4%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	700	748,125

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — 0.7%
Clearwater Paper Corp., 144A 4.750%, 08/15/28@	$ 1,050	$ 1,086,750
Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	1,000	1,027,500
Healthcare — 0.5%
The Scotts Miracle-Gro Co. 4.500%, 10/15/29	700	754,250
Healthcare Products — 1.2%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	750	793,125
Hill-Rom Holdings, Inc., 144A 4.375%, 09/15/27@	500	528,223
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 144A 7.375%, 06/01/25@	700	745,500
		2,066,848
Healthcare Services — 4.8%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	700	751,835
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	1,099,875
CHS/Community Health Systems, Inc., 144A 8.000%, 12/15/27@	1,050	1,139,250
Encompass Health Corp. 4.750%, 02/01/30	1,400	1,499,750
HCA, Inc. 5.250%, 06/15/26	1,500	1,775,252
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	1,045,000
RP Escrow Issuer LLC, 144A 5.250%, 12/15/25@	770	804,696
		8,115,658
Home Builders — 0.4%
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	700	724,500
Insurance — 0.5%
CNO Financial Group, Inc. 5.250%, 05/30/25	750	870,583
Internet — 1.4%
Arches Buyer, Inc., 144A 6.125%, 12/01/28@	770	795,179
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	1,400	1,473,500
		2,268,679
	Par (000)	Value†

Iron & Steel — 0.5%
Cleveland-Cliffs, Inc., 144A 9.875%, 10/17/25@	$ 700	$ 823,375
Machinery — Construction & Mining — 0.6%
Terex Corp., 144A 5.625%, 02/01/25@	1,050	1,081,631
Machinery — Diversified — 3.0%
Granite US Holdings Corp., 144A 11.000%, 10/01/27@	1,050	1,165,500
Mueller Water Products, Inc., 144A 5.500%, 06/15/26@	1,000	1,036,250
RBS Global, Inc./Rexnord LLC, 144A 4.875%, 12/15/25@	1,500	1,528,125
Stevens Holding Co., Inc., 144A 6.125%, 10/01/26@	1,200	1,296,000
		5,025,875
Media — 6.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 5.125%, 05/01/27@	1,000	1,061,190
144A, 4.500%, 08/15/30@	700	742,875
144A, 4.500%, 05/01/32@	875	934,255
CSC Holdings LLC
144A, 6.500%, 02/01/29@	2,150	2,427,457
144A, 4.625%, 12/01/30@	300	313,125
DISH DBS Corp. 7.375%, 07/01/28	700	745,500
iHeartCommunications, Inc., 144A 5.250%, 08/15/27@	700	735,000
Nexstar Broadcasting, Inc., 144A 5.625%, 07/15/27@	700	749,875
Sinclair Television Group, Inc., 144A 5.125%, 02/15/27@	700	714,805
Sirius XM Radio, Inc., 144A 5.500%, 07/01/29@	750	825,234
Townsquare Media, Inc., 144A 6.875%, 02/01/26@	350	366,566
Ziggo Bond Co. BV, 144A 5.125%, 02/28/30@	700	738,710
		10,354,592
Mining — 1.6%
Alcoa Nederland Holding BV, 144A 7.000%, 09/30/26@	1,000	1,065,000
Arconic Corp., 144A 6.125%, 02/15/28@	875	943,359
Freeport-McMoRan, Inc. 5.000%, 09/01/27	700	742,000
		2,750,359
Miscellaneous Manufacturing — 1.5%
Amsted Industries, Inc., 144A 4.625%, 05/15/30@	1,050	1,099,875

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — (continued)
FXI Holdings, Inc., 144A 12.250%, 11/15/26@	$ 1,293	$ 1,474,020
		2,573,895
Oil & Gas — 5.7%
Apache Corp. 6.000%, 01/15/37	1,200	1,326,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 8.250%, 12/31/28@	700	698,250
Comstock Resources, Inc.
9.750%, 08/15/26	700	752,500
9.750%, 08/15/26	700	754,250
Continental Resources, Inc., 144A 5.750%, 01/15/31@	1,050	1,165,479
HollyFrontier Corp. 4.500%, 10/01/30	1,550	1,637,340
Occidental Petroleum Corp. 6.125%, 01/01/31	1,050	1,123,710
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,243,414
Southwestern Energy Co. 8.375%, 09/15/28	700	759,500
		9,460,443
Oil & Gas Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp., 144A 6.875%, 04/01/27@	700	753,375
Packaging and Containers — 3.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 144A 5.250%, 08/15/27@	700	734,867
Berry Global, Inc., 144A 5.625%, 07/15/27@	750	806,484
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	700	773,500
Mauser Packaging Solutions Holding Co., 144A 8.500%, 04/15/24@	1,575	1,630,125
TriMas Corp., 144A 4.875%, 10/15/25@	1,000	1,025,000
		4,969,976
Pharmaceuticals — 1.2%
Bausch Health Cos., Inc., 144A 5.250%, 02/15/31@	700	731,304
Elanco Animal Health, Inc. 5.900%, 08/28/28	1,050	1,239,000
		1,970,304
Pipelines — 2.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 144A 7.625%, 12/15/25@	350	372,750
	Par (000)	Value†

Pipelines — (continued)
Cheniere Energy, Inc., 144A 4.625%, 10/15/28@	$ 1,200	$1,260,000
EnLink Midstream LLC, 144A 5.625%, 01/15/28@	700	714,140
Harvest Midstream I LP, 144A 7.500%, 09/01/28@	1,050	1,116,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,050	1,133,569
		4,597,397
Real Estate — 1.7%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	764,250
Realogy Group LLC/Realogy Co-Issuer Corp., 144A 7.625%, 06/15/25@	1,050	1,140,006
The Howard Hughes Corp., 144A 5.375%, 08/01/28@	875	941,063
		2,845,319
Real Estate Investment Trusts — 1.5%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27	1,000	1,121,870
MPT Operating Partnership LP/MPT Finance Corp.
5.000%, 10/15/27	700	744,625
3.500%, 03/15/31	700	722,750
		2,589,245
Retail — 7.6%
Bed Bath & Beyond, Inc.
3.749%, 08/01/24	700	697,295
4.915%, 08/01/34	1,550	1,379,391
Burlington Coat Factory Warehouse Corp., 144A 6.250%, 04/15/25@	700	743,750
Ferrellgas LP/Ferrellgas Finance Corp., 144A 10.000%, 04/15/25@	1,200	1,326,624
Ken Garff Automotive LLC, 144A 4.875%, 09/15/28@	700	728,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 5.250%, 06/01/26@	1,000	1,037,500
L Brands, Inc., 144A 6.625%, 10/01/30@	700	778,750
Lithia Motors, Inc., 144A 4.375%, 01/15/31@	700	750,750
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,110,375
New Red Finance, Inc., 144A 4.250%, 05/15/24@	516	526,320

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
QVC, Inc. 4.750%, 02/15/27	$ 750	$ 804,375
White Cap Buyer LLC, 144A 6.875%, 10/15/28@	700	746,375
Yum! Brands, Inc.
144A, 7.750%, 04/01/25@	1,200	1,329,000
144A, 4.750%, 01/15/30@	700	767,550
		12,726,055
Semiconductors — 0.7%
Sensata Technologies BV, 144A 5.625%, 11/01/24@	1,000	1,117,540
Software — 0.5%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	793,125
Telecommunications — 5.2%
CommScope, Inc., 144A 7.125%, 07/01/28@	700	745,500
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	1,131,060
Frontier Communications Corp.
144A, 5.875%, 10/15/27@	700	756,875
144A, 6.750%, 05/01/29@	1,050	1,123,500
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,103,750
Level 3 Financing, Inc., 144A 4.625%, 09/15/27@	1,050	1,096,656
Telesat Canada/Telesat LLC, 144A 4.875%, 06/01/27@	700	724,500
ViaSat, Inc.
144A, 5.625%, 04/15/27@	1,050	1,102,500
144A, 6.500%, 07/15/28@	875	946,934
		8,731,275
Transportation — 0.4%
Cargo Aircraft Management, Inc., 144A 4.750%, 02/01/28@	700	721,875
TOTAL CORPORATE BONDS (Cost $140,181,820)		149,339,950

LOAN AGREEMENTS‡ — 0.9%
Insurance — 0.9%
Asurion LLC (1 M ICE LIBOR + 6.500%) 6.647%, 08/04/25• (Cost $1,404,351)	1,404	1,413,171

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $8,537,685)	8,537,685	$ 8,537,685
TOTAL INVESTMENTS — 97.2% (Cost $153,378,867)		$ 162,625,660
Other Assets & Liabilities — 2.8%		4,765,795
TOTAL NET ASSETS — 100.0%		$ 167,391,455

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $113,427,096, which represents 67.8% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2020. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
High Yield Bond Fund
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
S.A.— Societe Anonyme.
UST— US Treasury.
Yr— Year.
Country Weightings as of 12/31/2020††
United States	96%
Canada	2
Netherlands	1
Cayman Islands	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 1,509,036	$ —	$ 1,509,036	$—
Common Stocks	614,556	614,556	—	—
Preferred Stocks	1,211,262	1,211,262	—	—
Corporate Bonds	149,339,950	—	149,339,950	—
Loan Agreements	1,413,171	—	1,413,171	—
Short-Term Investments	8,537,685	8,537,685	—	—
Total Investments	$ 162,625,660	$ 10,363,503	$ 152,262,157	$ —
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$ 31,835	$ 31,835	$ —	$—
Total Assets—Other Financial Instruments	$ 31,835	$ 31,835	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(45,081)	$(45,081)	$—	$—
Total Liabilities—Other Financial Instruments	$ (45,081)	$ (45,081)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 5 Year Note	03/31/2021	296	1,000	$126	$37,344,563	$31,835	$—
							$31,835	$—

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	US Treasury Ultra Bond	03/22/2021	(40)	1,000	$214	$(8,542,500)	$ —	$(45,081)
							$ —	$(45,081)
							$31,835	$(45,081)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.150%, 10/11/25	$ 1,394	$ 1,403,126
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	4,864	5,211,393
Series 2018-1A A2I, 144A, 4.116%, 07/25/48@	4,570	4,798,669
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,193	2,329,267
Wendy's Funding LLC, Series 2018-1A A2I, 144A 3.573%, 03/15/48@	3,115	3,210,726
TOTAL ASSET BACKED SECURITIES (Cost $16,025,014)		16,953,181
	Number of Shares
COMMON STOCKS — 67.4%
Aerospace & Defense — 0.4%
Teledyne Technologies, Inc.*	48,096	18,852,670
Banks — 5.7%
Bank of America Corp.	3,530,519	107,010,031
Huntington Bancshares, Inc.	459,594	5,804,672
The PNC Financial Services Group, Inc.	1,113,444	165,903,156
		278,717,859
Beverages — 1.6%
Keurig Dr Pepper, Inc.	2,438,530	78,032,960
Commercial Services — 2.5%
Global Payments, Inc.	569,105	122,596,599
Diversified Financial Services — 5.0%
CME Group, Inc.	145,768	26,537,065
Intercontinental Exchange, Inc.	415,366	47,887,546
Mastercard, Inc., Class A	103,232	36,847,630
Visa, Inc., Class A	615,634	134,657,625
		245,929,866
Electric — 7.0%
Ameren Corp.	996,514	77,787,883
American Electric Power Co., Inc.	1,707,492	142,182,859
Exelon Corp.	1,415,625	59,767,687
Public Service Enterprise Group, Inc.	1,057,559	61,655,690
		341,394,119
Electronics — 2.9%
PerkinElmer, Inc.	206,218	29,592,283
Roper Technologies, Inc.	94,800	40,867,332
TE Connectivity Ltd.	577,007	69,858,238
		140,317,853
Environmental Control — 0.6%
Waste Connections, Inc.	286,805	29,417,589
	Number of Shares	Value†

Gas — 1.2%
NiSource, Inc.	2,438,153	$ 55,931,230
Healthcare Products — 4.2%
Boston Scientific Corp.*	445,352	16,010,404
Danaher Corp.	384,589	85,432,601
Envista Holdings Corp.*	1,307,564	44,104,134
Thermo Fisher Scientific, Inc.	131,640	61,315,279
		206,862,418
Healthcare Services — 4.7%
Humana, Inc.	315,143	129,293,719
UnitedHealth Group, Inc.	288,459	101,156,802
		230,450,521
Insurance — 3.6%
Arthur J. Gallagher & Co.	217,096	26,856,946
Marsh & McLennan Cos., Inc.	1,258,972	147,299,724
		174,156,670
Internet — 8.1%
Alphabet, Inc., Class A*	7,202	12,622,513
Alphabet, Inc., Class C*	93,198	163,271,712
Amazon.com, Inc.*	55,437	180,554,429
Facebook, Inc., Class A*	150,210	41,031,364
		397,480,018
Lodging — 1.6%
Hilton Worldwide Holdings, Inc.	317,545	35,330,057
Marriott International, Inc., Class A	340,804	44,958,863
		80,288,920
Machinery — Diversified — 1.0%
Ingersoll Rand, Inc.*	1,056,715	48,143,935
Miscellaneous Manufacturing — 3.6%
General Electric Co.	16,141,936	174,332,909
Pharmaceuticals — 0.3%
Becton Dickinson and Co.	65,200	16,314,344
Retail — 2.7%
Ross Stores, Inc.	280,410	34,437,152
Yum! Brands, Inc.	903,745	98,110,557
		132,547,709
Semiconductors — 1.8%
NXP Semiconductors N.V.	549,534	87,381,401
Software — 8.9%
Fiserv, Inc.*	1,270,138	144,617,912
Microsoft Corp.	1,137,585	253,021,656
salesforce.com, Inc.*	161,700	35,983,101
		433,622,669
TOTAL COMMON STOCKS (Cost $2,503,723,608)		3,292,772,259

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
	Number of Shares	Value†

PREFERRED STOCKS — 2.7%
Auto Manufacturers — 0.4%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	$ 21,086,236
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series D	12,000	312,480
Electric — 1.2%
Alabama Power Co., Series A	55,754	1,558,324
American Electric Power Co., Inc., CONV	132,344	6,630,434
CMS Energy Corp., 2078	434,600	12,342,640
CMS Energy Corp., 2079	577,700	16,123,607
DTE Energy Co., Series E	295,483	8,037,138
Duke Energy Corp.	266,780	7,675,261
SCE Trust III, Series H (3 M ICE LIBOR + 2.990%)	8,337	204,256
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)	311,544	7,545,596
		60,117,256
Gas — 0.2%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)	293,640	8,365,804
Healthcare Products — 0.8%
Avantor, Inc., Series A, CONV	252,536	22,452,976
Boston Scientific Corp., Series A, CONV	135,006	14,792,607
		37,245,583
Internet — 0.1%
Aurora Innovation, Inc., Series B, CONV(1),*,#	354,540	6,969,109
TOTAL PREFERRED STOCKS (Cost $113,644,385)		134,096,468
	Par (000)
CORPORATE BONDS — 9.1%
Airlines — 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	$ 7,490	8,005,755
144A, 4.750%, 10/20/28@	4,165	4,546,149
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	4,500	4,837,500
U.S. Airways Pass Through Trust,
Series 2012-2 Class B, 6.750%, 12/03/22	341	331,612
Series 2013-1 Class B, 5.375%, 05/15/23	4	3,209
Series 2010-1 Class A, 6.250%, 10/22/24	955	911,618
	Par (000)	Value†

Airlines — (continued)
Series 2012-2 Class A, 4.625%, 12/03/26	$ 155	$ 138,364
Series 2013-1 Class B, 3.950%, 05/15/27	3	2,686
		18,776,893
Banks — 0.3%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 3.813%µ,•	4,360	4,338,200
The Bank of New York Mellon Corp., Series E (3 M ICE LIBOR + 3.420%) 3.659%µ,•	5,000	5,005,150
The PNC Financial Services Group, Inc., Series S (3 M ICE LIBOR + 3.300%) 5.000%µ,•	5,235	5,719,238
		15,062,588
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	801,040
Commercial Services — 0.3%
Korn Ferry, 144A 4.625%, 12/15/27@	1,405	1,461,200
Refinitiv US Holdings, Inc.
144A, 6.250%, 05/15/26@	5,610	5,988,675
144A, 8.250%, 11/15/26@	6,535	7,131,319
		14,581,194
Entertainment — 1.3%
Cedar Fair LP 5.250%, 07/15/29	8,321	8,566,886
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
5.375%, 06/01/24	11,251	11,279,128
144A, 5.500%, 05/01/25@	380	396,150
5.375%, 04/15/27	7,825	8,001,063
144A, 6.500%, 10/01/28@	6,445	6,988,958
Six Flags Entertainment Corp.
144A, 4.875%, 07/31/24@	14,158	14,170,317
144A, 5.500%, 04/15/27@	11,079	11,383,672
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	4,774	5,155,920
		65,942,094
Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	5,825	5,985,188
Healthcare Products — 0.1%
Teleflex, Inc.
4.875%, 06/01/26	4,245	4,420,276

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
4.625%, 11/15/27	$ 2,880	$ 3,095,165
		7,515,441
Insurance — 0.3%
AmWINS Group, Inc., 144A 7.750%, 07/01/26@	335	359,757
HUB International Ltd., 144A 7.000%, 05/01/26@	9,722	10,167,170
USI, Inc., 144A 6.875%, 05/01/25@	3,789	3,883,725
		14,410,652
Internet — 1.9%
Netflix, Inc.
5.500%, 02/15/22	1,100	1,150,875
5.875%, 02/15/25	6,510	7,489,559
4.375%, 11/15/26	15,365	17,035,944
4.875%, 04/15/28	17,923	20,211,767
5.875%, 11/15/28	25,165	30,166,544
6.375%, 05/15/29	13,850	17,104,750
		93,159,439
Lodging — 0.1%
Marriott International, Inc.
(3 M ICE LIBOR + 0.650%), 0.876%, 03/08/21•	1,435	1,435,544
3.125%, 06/15/26	1,290	1,376,376
		2,811,920
Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	3,543	3,661,832
Xylem, Inc. 4.875%, 10/01/21	415	428,407
		4,090,239
Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 4.000%, 03/01/23@	5,250	5,282,812
144A, 5.125%, 05/01/27@	15,425	16,368,856
144A, 5.000%, 02/01/28@	22,611	23,911,132
Liberty Broadband Corp., 144A 2.750%, 09/30/50@	2,061	2,204,780
Sirius XM Radio, Inc., 144A 3.875%, 08/01/22@	630	639,450
		48,407,030
Miscellaneous Manufacturing — 0.6%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 5.000%µ,•	32,300	30,047,075
Packaging and Containers — 0.0%
Reynolds Group Issuer, Inc., 144A 5.125%, 07/15/23@	154	155,894
	Par (000)	Value†

Pharmaceuticals — 0.1%
Elanco Animal Health, Inc. 4.912%, 08/27/21	$ 4,820	$ 4,928,450
Real Estate Investment Trusts — 0.3%
SBA Communications Corp.
4.000%, 10/01/22	8,045	8,125,450
4.875%, 09/01/24	4,175	4,282,423
144A, 3.875%, 02/15/27	2,085	2,189,875
		14,597,748
Retail — 1.3%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
144A, 5.250%, 06/01/26@	12,598	13,070,425
144A, 4.750%, 06/01/27@	16,795	17,735,688
Yum! Brands, Inc.
3.750%, 11/01/21	11,215	11,327,150
3.875%, 11/01/23	4,905	5,131,856
144A, 4.750%, 01/15/30@	1,300	1,425,450
6.875%, 11/15/37	3,540	4,548,900
5.350%, 11/01/43	8,185	9,249,050
		62,488,519
Semiconductors — 0.2%
Sensata Technologies BV
144A, 4.875%, 10/15/23@	2,595	2,799,356
144A, 5.625%, 11/01/24@	880	983,435
144A, 5.000%, 10/01/25@	3,150	3,504,375
Sensata Technologies UK Financing Co. PLC, 144A 6.250%, 02/15/26@	2,000	2,078,750
		9,365,916
Software — 0.6%
Solera LLC/Solera Finance, Inc., 144A 10.500%, 03/01/24@	29,706	30,782,842
Telecommunications — 0.1%
T-Mobile USA, Inc.
6.000%, 03/01/23	1,770	1,772,213
6.500%, 01/15/26	845	874,575
		2,646,788
TOTAL CORPORATE BONDS (Cost $413,678,881)		446,556,950

LOAN AGREEMENTS‡ — 11.2%
Airlines — 0.7%
Delta Air Lines, Inc. (3 M ICE LIBOR + 3.750%) 4.750%, 10/20/27•	10,040	10,394,814
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 6.250%, 06/21/27•	22,985	23,890,149
		34,284,963

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Chemicals — 0.0%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 2.152%, 10/20/24•	$ 1,317	$ 1,307,077
Commercial Services — 2.2%
Financial & Risk US Holdings, Inc. (1 M ICE LIBOR + 3.250%) 3.397%, 10/01/25•	107,896	107,671,858
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 4.000%) 4.220%, 10/01/26•	13,908	13,933,661
Entertainment — 0.4%
Alpha Topco. Ltd. - Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 3.500%, 02/01/24•	19,740	19,500,356
SeaWorld Parks & Entertainment, Inc. (1 M ICE LIBOR + 3.000%) 3.750%, 03/31/24•	2,528	2,452,580
		21,952,936
Environmental Control — 0.2%
Filtration Group Corp.
0.000%, 03/29/25×	5,630	6,837,035
(1 M ICE LIBOR + 3.750%), 4.500%, 03/29/25•	1,062	1,062,338
(3 M ICE LIBOR + 3.000%), 3.147%, 03/31/25•	1,682	1,661,842
		9,561,215
Healthcare Products — 0.0%
CPI Holdco LLC (1 M ICE LIBOR + 4.250%) 4.397%, 11/04/26(1),•	1,251	1,250,550
Healthcare Services — 0.5%
ADMI Corp. 0.000%, 12/15/27×	4,535	4,533,866
Dentalcorp Perfect Smile ULC (1 M ICE LIBOR + 3.750%) 4.750%, 06/06/25•	1,117	1,096,190
Heartland Dental LLC
(1 M ICE LIBOR + 3.500%), 3.647%, 04/30/25•	6,611	6,439,363
(1 M ICE LIBOR + 4.500%), 4.647%, 04/30/25•	613	598,870
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.500%) 3.647%, 04/21/27•	12,403	12,154,698
		24,822,987
Household Products & Wares — 0.0%
Prestige Brands, Inc. (1 M ICE LIBOR + 2.000%) 2.147%, 01/26/24•	183	183,391
	Par (000)	Value†

Insurance — 3.0%
Alliant Holdings Intermediate LLC
(1 M ICE LIBOR + 3.250%), 3.397%, 05/09/25•	$ 4,311	$ 4,239,033
(1 M ICE LIBOR + 3.250%), 3.397%, 05/09/25•	3,532	3,468,953
(1 M ICE LIBOR + 3.750%), 4.250%, 11/05/27•	4,879	4,875,972
AmWINS Group, Inc. (1 M ICE LIBOR + 6.750%) 3.750%, 01/25/24•	2,264	2,259,044
HIG Finance 2 Limited 0.000%, 11/12/27×	4,830	4,815,414
HUB International Ltd.
(3 M ICE LIBOR + 2.750%), 2.965%, 04/25/25•	66,689	65,418,160
(3 M ICE LIBOR + 4.000%), 5.000%, 04/25/25•	28,313	28,357,049
Ryan Specialty Group LLC (1 M ICE LIBOR + 3.250%) 4.000%, 09/01/27•	2,588	2,578,805
USI, Inc.
(3 M ICE LIBOR + 3.000%), 3.254%, 05/16/24•	19,141	18,849,969
(3 M ICE LIBOR + 4.000%), 4.254%, 12/02/26•	5,480	5,462,834
(3 M ICE LIBOR + 4.000%), 4.500%, 12/02/26•	4,314	4,300,727
		144,625,960
Leisure Time — 0.2%
Life Time, Inc. (3 M ICE LIBOR + 2.750%) 3.750%, 06/10/22•	8,880	8,618,170
Lodging — 0.1%
Four Seasons Hotels Ltd. (3 M ICE LIBOR + 2.000%) 2.147%, 11/30/23•	3,059	3,034,852
Machinery — Diversified — 0.4%
Gardner Denver, Inc. (1 M ICE LIBOR + 2.750%) 2.897%, 03/01/27•	1,224	1,222,626
Vertical Midco Gmbh (6 M ICE LIBOR + 4.250%) 4.567%, 07/30/27•	16,509	16,564,589
Welbilt, Inc. (1 M ICE LIBOR + 2.500%) 2.645%, 10/23/25•	1,825	1,724,625
		19,511,840
Pharmaceuticals — 0.3%
NVA Holdings, Inc. (1 M ICE LIBOR + 2.250%) 2.438%, 01/01/30•	9,100	8,918,000

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Pharmaceuticals — (continued)
Pearl Intermediate Parent LLC (1 M ICE LIBOR + 2.750%) 2.897%, 02/14/25•	$ 1,076	$ 1,050,800
PetVet Care Centers LLC
(1 M ICE LIBOR + 3.250%), 3.397%, 02/14/25•	1,769	1,743,354
(1 M ICE LIBOR + 4.250%), 5.250%, 02/14/25•	1,677	1,678,733
		13,390,887
Retail — 0.1%
IRB Holding Corp. (3 M ICE LIBOR + 3.250%) 4.250%, 12/15/27•	4,110	4,111,274
Woof Holdings, Inc. (3 M ICE LIBOR + 3.750%) 4.500%, 12/21/27•	1,675	1,671,095
		5,782,369
Software — 2.8%
Applied Systems, Inc. (3 M ICE LIBOR + 3.000%) 4.000%, 09/19/24•	2,140	2,137,807
Ascend Learning LLC 0.000%, 07/12/24×	374	371,696
Azalea Topco, Inc. (3 M ICE LIBOR + 4.000%) 4.750%, 07/24/26•	1,960	1,955,100
Azalea TopCo, Inc. (3 M ICE LIBOR + 3.500%) 3.714%, 07/27/26•	12,064	11,897,967
Camelot US Acquisition I Co. (1 M ICE LIBOR + 3.000%) 4.000%, 10/30/26•	10,550	10,540,083
Cypress Intermediate Holdings III, Inc. (1 M ICE LIBOR + 3.000%) 4.000%, 04/29/24•	47,898	47,718,217
The Ultimate Software Group, Inc.
(1 M ICE LIBOR + 3.750%), 3.897%, 05/04/26•	1,743	1,740,219
(3 M ICE LIBOR + 4.000%), 4.750%, 05/04/26•	57,466	57,720,549
(3 M ICE LIBOR + 6.750%), 7.500%, 05/03/27•	1,825	1,872,906
		135,954,544
Telecommunications — 0.0%
Eagle Broadband Investments LLC (3 M ICE LIBOR + 3.000%) 3.750%, 11/12/27•	1,520	1,517,158
TOTAL LOAN AGREEMENTS (Cost $542,607,427)		547,404,418

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 10.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%)	20,649,785	$ 20,649,785
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.080%)	498,364,209	498,364,209
TOTAL SHORT-TERM INVESTMENTS (Cost $519,013,994)		519,013,994
TOTAL INVESTMENTS — 101.4% (Cost $4,108,693,309)		$ 4,956,797,270
Other Assets & Liabilities — (1.4)%		(70,441,893)
TOTAL NET ASSETS — 100.0%		$ 4,886,355,377
Number of Contracts
WRITTEN OPTIONS — (1.2)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(30,759,176))	(71,877)	$ (57,303,523)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $220,969,567, which represents 4.5% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $28,055,345 which represented 0.6% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$ 3,276,056	$ 6,969,109
Waymo LLC, Series A-2	5/8/2020	21,086,237	21,086,236
Total		$24,362,293	$28,055,345

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2020. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
UST— US Treasury.
Yr— Year.
Country Weightings as of 12/31/2020††
United States	95%
Netherlands	2
Switzerland	2
Luxembourg	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 16,953,181	$ —	$ 16,953,181	$ —
Common Stocks	3,292,772,259	3,292,772,259	—	—
Preferred Stocks
Auto Manufacturers	21,086,236	—	—	21,086,236
Diversified Financial Services	312,480	312,480	—	—
Electric	60,117,256	60,117,256	—	—
Gas	8,365,804	8,365,804	—	—
Healthcare Products	37,245,583	37,245,583	—	—
Internet	6,969,109	—	—	6,969,109
Total Preferred Stocks	134,096,468	106,041,123	—	28,055,345
Corporate Bonds	446,556,950	—	446,556,950	—
Loan Agreements	547,404,418	—	546,153,868	1,250,550
Short-Term Investments	519,013,994	519,013,994	—	—
Total Investments	$ 4,956,797,270	$ 3,917,827,376	$ 1,009,663,999	$ 29,305,895
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(57,303,523)	$(57,293,085)	$(10,438)	$—
Total Liabilities—Other Financial Instruments	$ (57,303,523)	$ (57,293,085)	$ (10,438)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
Open written options contracts held by the Fund at December 31, 2020 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	(82)	$ 12,300,000	$ 1,500	1/15/2021	$ (2,038,520)
Alphabet, Inc.	(24)	4,176,000	1,740	1/15/2021	(100,800)
Alphabet, Inc.	(24)	4,224,000	1,760	1/15/2021	(70,080)
Alphabet, Inc.	(24)	4,272,000	1,780	1/15/2021	(53,040)
Alphabet, Inc.	(24)	4,320,000	1,800	1/15/2021	(39,600)
Alphabet, Inc.	(50)	8,800,000	1,760	1/21/2022	(1,095,800)
Alphabet, Inc.	(50)	8,900,000	1,780	1/21/2022	(1,036,500)
Alphabet, Inc.	(50)	9,000,000	1,800	1/21/2022	(1,006,000)
Amazon.com, Inc.	(23)	8,740,000	3,800	1/21/2022	(624,680)
Amazon.com, Inc.	(32)	12,480,000	3,900	1/21/2022	(784,704)
Amazon.com, Inc.	(46)	18,400,000	4,000	1/21/2022	(1,017,612)
Amazon.com, Inc.	(23)	9,430,000	4,100	1/21/2022	(459,586)
Amazon.com, Inc.	(23)	9,660,000	4,200	1/21/2022	(412,850)
Amazon.com, Inc.	(25)	10,750,000	4,300	1/21/2022	(402,400)
American Electric Power Co., Inc.	(1,180)	12,390,000	105	1/15/2021	(7,080)
American Electric Power Co., Inc.	(354)	4,071,000	115	1/15/2021	(1,770)
American Electric Power Co., Inc.	(868)	7,812,000	90	1/21/2022	(286,440)
American Electric Power Co., Inc.	(1,061)	10,079,500	95	1/21/2022	(198,407)
Bank of America Corp.	(7,167)	21,501,000	30	1/21/2022	(2,830,965)
Bank of America Corp.	(1,398)	4,473,600	32	1/21/2022	(426,390)
Bank of America Corp.	(2,797)	9,789,500	35	1/21/2022	(587,370)
Becton Dickinson & Co.	(397)	11,910,000	300	1/15/2021	(1,588)
Becton Dickinson & Co.	(73)	1,898,000	260	1/15/2021	(9,855)
Becton Dickinson & Co.	(73)	1,971,000	270	1/15/2021	(2,336)
Becton Dickinson & Co.	(109)	3,052,000	280	1/15/2021	(545)
Danaher Corp.	(433)	10,825,000	250	1/21/2022	(707,955)
Facebook, Inc.	(205)	5,432,500	265	1/15/2021	(255,225)
Facebook, Inc.	(205)	5,535,000	270	1/15/2021	(190,650)
Facebook, Inc.	(205)	5,637,500	275	1/15/2021	(135,300)
Facebook, Inc.	(146)	2,847,000	195	1/15/2021	(1,130,040)
Facebook, Inc.	(146)	2,920,000	200	1/15/2021	(1,051,200)
Facebook, Inc.	(535)	21,400,000	400	1/21/2022	(433,350)
Facebook, Inc.	(60)	2,280,000	380	1/21/2022	(63,900)
General Electric Co.	(20,691)	31,036,500	15	1/15/2021	(20,691)
General Electric Co.	(11,437)	9,149,600	8	1/15/2021	(3,225,234)
General Electric Co.	(7,784)	7,005,600	9	1/15/2021	(1,416,688)
Hilton Worldwide Holdings, Inc.	(106)	1,325,000	125	1/15/2021	(1,908)
Hilton Worldwide Holdings, Inc.	(106)	1,378,000	130	1/15/2021	(530)
Hilton Worldwide Holdings, Inc.	(37)	323,750	88	1/15/2021	(87,320)
Hilton Worldwide Holdings, Inc.	(37)	333,000	90	1/15/2021	(76,590)
Humana, Inc.	(72)	2,664,000	370	1/15/2021	(287,280)
Humana, Inc.	(72)	2,736,000	380	1/15/2021	(221,760)
Humana, Inc.	(54)	2,268,000	420	1/15/2021	(33,480)
Humana, Inc.	(54)	2,322,000	430	1/15/2021	(17,010)
Intercontinental Exchange, Inc.	(216)	2,160,000	100	1/15/2021	(311,040)
Intercontinental Exchange, Inc.	(216)	2,268,000	105	1/15/2021	(216,000)
Mastercard, Inc.	(316)	12,640,000	400	1/21/2022	(879,744)
Microsoft Corp.	(1,893)	31,234,500	165	1/15/2021	(10,515,615)
Microsoft Corp.	(2,100)	35,700,000	170	1/15/2021	(10,716,300)
Microsoft Corp.	(695)	19,460,000	280	1/21/2022	(567,815)
NXP Semiconductors N.V.	(1,171)	16,394,000	140	1/15/2021	(2,257,688)
NXP Semiconductors N.V.	(91)	1,137,500	125	1/15/2021	(299,390)
NXP Semiconductors N.V.	(248)	3,348,000	135	1/15/2021	(566,680)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
NXP Semiconductors N.V.	(248)	$ 3,596,000	$ 145	1/15/2021	$ (344,720)
Roper Technologies, Inc.	(87)	3,654,000	420	5/21/2021	(271,875)
Roper Technologies, Inc.	(104)	4,576,000	440	5/21/2021	(214,240)
Thermo Fisher Scientific, Inc.	(68)	2,516,000	370	1/15/2021	(635,800)
Thermo Fisher Scientific, Inc.	(68)	2,652,000	390	1/15/2021	(491,844)
UnitedHealth Group, Inc.	(443)	14,176,000	320	1/15/2021	(1,413,170)
UnitedHealth Group, Inc.	(72)	2,376,000	330	1/15/2021	(159,840)
Visa, Inc.	(639)	14,697,000	230	1/15/2021	(60,066)
Visa, Inc.	(639)	15,336,000	240	1/15/2021	(15,336)
Visa, Inc.	(476)	11,186,000	235	1/15/2021	(21,896)
Visa, Inc.	(73)	1,350,500	185	1/15/2021	(238,345)
Visa, Inc.	(73)	1,423,500	195	1/15/2021	(173,740)
Visa, Inc.	(146)	2,920,000	200	1/15/2021	(275,940)
Visa, Inc.	(510)	10,710,000	210	1/15/2021	(531,420)
Visa, Inc.	(183)	4,026,000	220	1/15/2021	(68,625)
Visa, Inc.	(111)	2,386,500	215	1/15/2021	(71,595)
Visa, Inc.	(292)	6,570,000	225	1/21/2022	(637,144)
Visa, Inc.	(292)	6,716,000	230	1/21/2022	(579,620)
Visa, Inc.	(604)	15,100,000	250	1/21/2022	(724,800)
Visa, Inc.	(142)	3,692,000	260	1/21/2022	(142,000)
Visa, Inc.	(142)	3,834,000	270	1/21/2022	(103,660)
Yum! Brands, Inc.	(218)	2,071,000	95	1/15/2021	(301,276)
Yum! Brands, Inc.	(579)	5,790,000	100	1/15/2021	(515,310)
Yum! Brands, Inc.	(360)	3,780,000	105	1/15/2021	(129,960)
Total Written Options					$ (57,303,523)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $22,601,770)	1,560,448	$ 50,418,091

AFFILIATED FIXED INCOME FUNDS — 39.3%
Penn Series Quality Bond Fund* (Cost $27,749,479)	1,908,586	33,133,049

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $337,817)	337,817	337,817
TOTAL INVESTMENTS — 99.5% (Cost $50,689,066)		$ 83,888,957
Other Assets & Liabilities — 0.5%		458,773
TOTAL NET ASSETS — 100.0%		$ 84,347,730

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$50,418,091	$50,418,091	$—	$—
Affiliated Fixed Income Funds	33,133,049	33,133,049	—	—
Short-Term Investments	337,817	337,817	—	—
Total Investments	$ 83,888,957	$ 83,888,957	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 98.6%
Aerospace & Defense — 0.7%
Teledyne Technologies, Inc.*	6,853	$ 2,686,239
Apparel — 0.9%
NIKE, Inc., Class B	26,695	3,776,542
Auto Manufacturers — 1.9%
Cummins, Inc.	8,369	1,900,600
Ferrari N.V.	14,577	3,345,713
Tesla, Inc.*	3,301	2,329,417
		7,575,730
Auto Parts & Equipment — 0.5%
Aptiv PLC	14,390	1,874,873
Biotechnology — 1.4%
Argenx S.E., ADR*	1,476	434,077
Incyte Corp.*	16,508	1,435,866
Vertex Pharmaceuticals, Inc.*	15,381	3,635,145
		5,505,088
Chemicals — 0.4%
Linde PLC	5,519	1,454,312
Commercial Services — 5.4%
Avalara, Inc.*	9,559	1,576,183
Cintas Corp.	8,155	2,882,466
Equifax, Inc.	1,837	354,247
Global Payments, Inc.	21,198	4,566,473
PayPal Holdings, Inc.*	27,740	6,496,708
S&P Global, Inc.	6,327	2,079,875
StoneCo Ltd., Class A*	17,006	1,427,144
TransUnion	27,237	2,702,455
		22,085,551
Computers — 6.1%
Apple, Inc.	175,116	23,236,142
Crowdstrike Holdings, Inc., Class A*	7,478	1,583,990
		24,820,132
Diversified Financial Services — 6.1%
Ant Group Co. Ltd.(1),*,#	189,827	1,651,495
Mastercard, Inc., Class A	28,092	10,027,158
Tradeweb Markets, Inc., Class A	11,721	731,976
Visa, Inc., Class A	49,120	10,744,018
XP, Inc., Class A*	40,359	1,601,042
		24,755,689
Electronics — 1.7%
Fortive Corp.	32,467	2,299,313
Roper Technologies, Inc.	10,281	4,432,036
		6,731,349
Entertainment — 0.3%
DraftKings, Inc., Class A*	27,512	1,280,959
Healthcare Products — 3.1%
Align Technology, Inc.*	1,318	704,313
Avantor, Inc.*	32,991	928,697
Intuitive Surgical, Inc.*	6,983	5,712,792
	Number of Shares	Value†

Healthcare Products — (continued)
Stryker Corp.	21,739	$ 5,326,924
		12,672,726
Healthcare Services — 4.3%
Anthem, Inc.	9,082	2,916,139
Centene Corp.*	36,341	2,181,550
HCA Healthcare, Inc.	17,989	2,958,471
Humana, Inc.	3,884	1,593,489
UnitedHealth Group, Inc.	22,821	8,002,868
		17,652,517
Insurance — 0.4%
Chubb Ltd.	10,587	1,629,551
Internet — 32.5%
Airbnb, Inc., Class A*	1,806	265,121
Airbnb, Inc., Class B*,>	27,386	3,819,252
Alibaba Group Holding Ltd., ADR*	38,486	8,956,847
Alphabet, Inc., Class A*	6,888	12,072,184
Alphabet, Inc., Class C*	5,875	10,292,295
Amazon.com, Inc.*	13,252	43,164,092
Booking Holdings, Inc.*	1,008	2,245,088
Doordash, Inc., Class A*,>	6,905	936,404
DoorDash, Inc., Class A*	1,458	208,129
Facebook, Inc., Class A*	73,544	20,089,279
Farfetch Ltd., Class A*	24,900	1,588,869
IAC*	315	59,645
Match Group, Inc.*	22,329	3,375,922
Netflix, Inc.*	17,324	9,367,607
Shopify, Inc., Class A*	1,453	1,644,723
Snap, Inc., Class A*	132,423	6,630,420
Spotify Technology S.A.*	9,587	3,016,645
Tencent Holdings Ltd.	47,300	3,403,415
Wix.com Ltd.*	2,600	649,896
		131,785,833
Lodging — 1.3%
Las Vegas Sands Corp.	29,800	1,776,080
Wynn Resorts Ltd.	31,893	3,598,487
		5,374,567
Miscellaneous Manufacturing — 0.6%
Parker-Hannifin Corp.	9,238	2,516,524
Pharmaceuticals — 1.1%
Cigna Corp.	21,163	4,405,713
Retail — 3.2%
Carvana Co.*	10,205	2,444,506
Chipotle Mexican Grill, Inc.*	1,917	2,658,323
JD Health International, Inc.*	6,050	117,060
Lululemon Athletica, Inc.*	8,781	3,056,051
Ross Stores, Inc.	39,836	4,892,259
		13,168,199
Semiconductors — 4.5%
Advanced Micro Devices, Inc.*	52,098	4,777,908
ASML Holding N.V.	10,414	5,079,116

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Marvell Technology Group Ltd.	45,301	$ 2,153,609
NVIDIA Corp.	6,885	3,595,347
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	23,141	2,523,295
		18,129,275
Software — 20.7%
Activision Blizzard, Inc.	7,411	688,111
Adobe, Inc.*	4,143	2,071,997
Black Knight, Inc.*	11,000	971,850
Coupa Software, Inc.*	1,765	598,176
Datadog, Inc., Class A*	22,108	2,176,312
Fidelity National Information Services, Inc.	29,559	4,181,416
Fiserv, Inc.*	41,599	4,736,462
Intuit, Inc.	15,985	6,071,902
Microsoft Corp.	145,350	32,328,747
MSCI, Inc.	2,029	906,009
Paycom Software, Inc.*	5,106	2,309,189
salesforce.com, Inc.*	32,498	7,231,780
Sea Ltd., ADR*	34,418	6,850,903
ServiceNow, Inc.*	8,851	4,871,856
Slack Technologies, Inc., Class A*	56,019	2,366,243
Snowflake, Inc., Class A*	1,333	375,106
Snowflake, Inc., Class B*,>	807	215,735
Splunk, Inc.*	23,018	3,910,528
Stripe, Inc., Class B(1),*,#	8,608	135,060
Workday, Inc., Class A*	4,465	1,069,859
		84,067,241
Transportation — 1.5%
FedEx Corp.	13,916	3,612,872
Norfolk Southern Corp.	4,972	1,181,397
Union Pacific Corp.	5,913	1,231,205
		6,025,474
TOTAL COMMON STOCKS (Cost $213,288,049)		399,974,084

PREFERRED STOCKS — 1.1%
Auto Manufacturers — 0.4%
Rivian Automotive, Series D, CONV(1),*,#	91,993	1,460,849
Waymo LLC, Series A-2, CONV(1),*,#	3,737	320,886
		1,781,735
Electronics — 0.1%
GM Cruise, Class F, CONV(1),*,#	27,200	496,400
Internet — 0.3%
Aurora Innovation, Inc., Series B, CONV(1),*,#	27,730	545,082
Xiaoju Kuaizhi, Inc. (didi), CONV(1),*,#	11,920	500,640
		1,045,722
	Number of Shares	Value†

Real Estate — 0.0%
WeWork Companies, Inc., Series E, CONV(1),*,#	7,802	$ 0
Software — 0.3%
Magic Leap Inc., Series C, CONV(1),*,#	15,808	36,410
Magic Leap, Inc., Series D, CONV(1),*,#	10,934	29,522
Uipath, Inc., Series D-1, CONV(1),*,#	29,238	850,601
Uipath, Inc., Series D-2, CONV(1),*,#	4,911	142,872
		1,059,405
TOTAL PREFERRED STOCKS (Cost $3,752,681)		4,383,262

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%)	560,283	560,283
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.080%)	114	114
TOTAL SHORT-TERM INVESTMENTS (Cost $560,397)		560,397
TOTAL INVESTMENTS — 99.8% (Cost $217,601,127)		$ 404,917,743
Other Assets & Liabilities — 0.2%		868,971
TOTAL NET ASSETS — 100.0%		$ 405,786,714

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $6,169,817 which represented 1.5% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co. Ltd.	6/7/2018	$ 1,064,929	$ 1,651,495
Aurora Innovation, Inc., Series B	3/1/2019	256,234	545,082
GM Cruise, Class F	5/7/2019	496,400	496,400
Magic Leap Inc., Series C	1/20/2016	364,105	36,410
Magic Leap, Inc., Series D	10/12/2017	295,218	29,522

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Growth Stock Fund
Investment	Date of Acquisition	Cost	Value
Rivian Automotive, Series D	12/23/2019	$ 988,373	$1,460,849
Stripe, Inc., Class B	12/17/2019	135,060	135,060
Uipath, Inc., Series D-1	4/26/2019	383,522	850,601
Uipath, Inc., Series D-2	4/26/2019	64,419	142,872
Waymo LLC, Series A-2	5/8/2020	320,885	320,886
WeWork Companies, Inc., Series E	6/23/2015	256,605	0
Xiaoju Kuaizhi, Inc. (didi)	10/19/2015	326,920	500,640
Total		$4,952,670	$ 6,169,817
>	Restricted Security. These investments are restricted due to a lock up provision which may limit their liquidity for 180 days after the effective date of registration under the Securities Act of 1933. At December 31, 2020, the aggregate value of restricted securities was $4,971,391 which represented 1.2% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Airbnb, Inc., Class B	7/14/2015	$ 750,980	$3,819,252
Doordash, Inc., Class A	11/12/2019	261,972	936,404
Snowflake, Inc., Class B	3/17/2020	31,301	215,735
Total		$1,044,253	$ 4,971,391
ADR— American Depositary Receipt.
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2020††
United States	88%
China	3
Singapore	2
Netherlands	1
Canada	1
Italy	1
United Kingdom	1
Other	3
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Aerospace & Defense	$ 2,686,239	$ 2,686,239	$ —	$ —
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Apparel	$ 3,776,542	$ 3,776,542	$ —	$ —
Auto Manufacturers	7,575,730	7,575,730	—	—
Auto Parts & Equipment	1,874,873	1,874,873	—	—
Biotechnology	5,505,088	5,505,088	—	—
Chemicals	1,454,312	1,454,312	—	—
Commercial Services	22,085,551	22,085,551	—	—
Computers	24,820,132	24,820,132	—	—
Diversified Financial Services	24,755,689	23,104,194	—	1,651,495
Electronics	6,731,349	6,731,349	—	—
Entertainment	1,280,959	1,280,959	—	—
Healthcare Products	12,672,726	12,672,726	—	—
Healthcare Services	17,652,517	17,652,517	—	—
Insurance	1,629,551	1,629,551	—	—
Internet	131,785,833	123,626,762	8,159,071	—
Lodging	5,374,567	5,374,567	—	—
Miscellaneous Manufacturing	2,516,524	2,516,524	—	—
Pharmaceuticals	4,405,713	4,405,713	—	—
Retail	13,168,199	13,168,199	—	—
Semiconductors	18,129,275	18,129,275	—	—
Software	84,067,241	83,716,446	215,735	135,060
Transportation	6,025,474	6,025,474	—	—
Total Common Stocks	399,974,084	389,812,723	8,374,806	1,786,555
Preferred Stocks	4,383,262	—	—	4,383,262
Short-Term Investments	560,397	560,397	—	—
Total Investments	$ 404,917,743	$ 390,373,120	$ 8,374,806	$ 6,169,817
Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities (Market Value)
Balance as of 12/31/19	$ 6,782,797
Change in Appreciation/(Depreciation)	79,086
Purchases	320,886
Sales/Exchange	(1,012,952)
Balance as of 12/31/20	$ 6,169,817
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 99.6%
Apparel — 5.4%
adidas AG*	2,907	$ 1,057,581
LVMH Moet Hennessy Louis Vuitton S.E.	1,459	913,336
NIKE, Inc., Class B	8,380	1,185,519
VF Corp.	6,411	547,563
		3,703,999
Beverages — 1.9%
PepsiCo, Inc.	8,845	1,311,713
Chemicals — 1.4%
The Sherwin-Williams Co.	1,317	967,876
Commercial Services — 2.7%
Equifax, Inc.	4,372	843,097
Moody's Corp.	2,322	673,937
Verisk Analytics, Inc.	1,653	343,146
		1,860,180
Computers — 10.9%
Accenture PLC, Class A	11,002	2,873,833
Apple, Inc.	25,816	3,425,525
Cognizant Technology Solutions Corp., Class A	13,878	1,137,302
		7,436,660
Cosmetics & Personal Care — 4.4%
Colgate-Palmolive Co.	24,179	2,067,546
The Estee Lauder Cos., Inc., Class A	3,541	942,579
		3,010,125
Diversified Financial Services — 6.4%
Mastercard, Inc., Class A	451	160,980
The Charles Schwab Corp.	38,337	2,033,394
Visa, Inc., Class A	9,987	2,184,457
		4,378,831
Electronics — 7.1%
Agilent Technologies, Inc.	10,332	1,224,239
Amphenol Corp., Class A	11,634	1,521,378
Fortive Corp.	13,095	927,388
Mettler-Toledo International, Inc.*	128	145,879
TE Connectivity Ltd.	8,383	1,014,930
		4,833,814
Healthcare Products — 8.3%
Abbott Laboratories	6,523	714,203
Boston Scientific Corp.*	43,523	1,564,652
Danaher Corp.	2,098	466,050
Medtronic PLC	5,962	698,389
Stryker Corp.	5,531	1,355,316
Thermo Fisher Scientific, Inc.	1,903	886,379
		5,684,989
Household Products & Wares — 1.5%
Church & Dwight Co., Inc.	12,030	1,049,377
Insurance — 4.0%
Aon PLC, Class A	8,245	1,741,921
	Number of Shares	Value†

Insurance — (continued)
Marsh & McLennan Cos., Inc.	8,302	$ 971,334
		2,713,255
Internet — 9.8%
Alibaba Group Holding Ltd., ADR*	5,214	1,213,454
Alphabet, Inc., Class A*	2,684	4,704,086
Tencent Holdings Ltd.	11,100	798,687
		6,716,227
Machinery — Diversified — 1.1%
Otis Worldwide Corp.	11,505	777,163
Media — 2.3%
Comcast Corp., Class A	29,524	1,547,058
Pharmaceuticals — 5.1%
Becton Dickinson and Co.	5,305	1,327,417
Cigna Corp.	3,592	747,783
PRA Health Sciences, Inc.*	9,305	1,167,219
Roche Holding AG	744	259,134
		3,501,553
Private Equity — 0.7%
The Blackstone Group, Inc., Class A	7,763	503,120
Retail — 5.6%
Dollarama, Inc.	29,897	1,218,522
Ross Stores, Inc.	6,757	829,827
Starbucks Corp.	9,164	980,365
The TJX Cos., Inc.	11,678	797,490
		3,826,204
Semiconductors — 3.2%
Analog Devices, Inc.	5,107	754,457
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,173	564,064
Texas Instruments, Inc.	5,471	897,955
		2,216,476
Software — 16.4%
Electronic Arts, Inc.	11,262	1,617,223
Fidelity National Information Services, Inc.	7,848	1,110,178
Fiserv, Inc.*	14,830	1,688,544
Microsoft Corp.	30,649	6,816,951
		11,232,896
Transportation — 1.4%
Union Pacific Corp.	4,630	964,059
TOTAL COMMON STOCKS (Cost $42,697,692)		68,235,575

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Cap Growth Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $100,753)	100,753	$ 100,753
TOTAL INVESTMENTS — 99.7% (Cost $42,798,445)		$ 68,336,328
Other Assets & Liabilities — 0.3%		199,697
TOTAL NET ASSETS — 100.0%		$ 68,536,025

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Apparel	$ 3,703,999	$ 1,733,082	$1,970,917	$—
Beverages	1,311,713	1,311,713	—	—
Chemicals	967,876	967,876	—	—
Commercial Services	1,860,180	1,860,180	—	—
Computers	7,436,660	7,436,660	—	—
Cosmetics & Personal Care	3,010,125	3,010,125	—	—
Diversified Financial Services	4,378,831	4,378,831	—	—
Electronics	4,833,814	4,833,814	—	—
Healthcare Products	5,684,989	5,684,989	—	—
Household Products & Wares	1,049,377	1,049,377	—	—
Insurance	2,713,255	2,713,255	—	—
Internet	6,716,227	5,917,540	798,687	—
Machinery — Diversified	777,163	777,163	—	—
Media	1,547,058	1,547,058	—	—
Pharmaceuticals	3,501,553	3,242,419	259,134	—
Private Equity	503,120	503,120	—	—
Retail	3,826,204	3,826,204	—	—
Semiconductors	2,216,476	2,216,476	—	—
Software	11,232,896	11,232,896	—	—
Transportation	964,059	964,059	—	—
Total Common Stocks	68,235,575	65,206,837	3,028,738	—
Short-Term Investments	100,753	100,753	—	—
Total Investments	$ 68,336,328	$ 65,307,590	$ 3,028,738	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 94.4%
Aerospace & Defense — 2.3%
HEICO Corp., Class A	44,392	$ 5,196,527
Biotechnology — 2.2%
Royalty Pharma PLC, Class A	97,118	4,860,756
Building Materials — 2.3%
Martin Marietta Materials, Inc.	18,109	5,142,413
Chemicals — 3.3%
Ecolab, Inc.	23,637	5,114,101
The Sherwin-Williams Co.	2,996	2,201,791
		7,315,892
Commercial Services — 9.0%
Adyen N.V.*	1,426	3,313,371
Avalara, Inc.*	20,270	3,342,320
S&P Global, Inc.	6,973	2,292,234
Square, Inc., Class A*	51,143	11,130,763
		20,078,688
Diversified Financial Services — 0.7%
Intercontinental Exchange, Inc.	13,392	1,543,964
Electronics — 1.0%
Roper Technologies, Inc.	5,286	2,278,742
Healthcare Products — 6.1%
Danaher Corp.	10,333	2,295,373
Intuitive Surgical, Inc.*	13,755	11,252,965
		13,548,338
Internet — 38.8%
Amazon.com, Inc.*	5,089	16,574,517
Chewy, Inc., Class A*	60,728	5,458,840
Facebook, Inc., Class A*	39,388	10,759,226
Farfetch Ltd., Class A*	60,036	3,830,897
IAC*	27,109	5,133,089
Match Group, Inc.*	22,834	3,452,272
Okta, Inc.*	29,251	7,437,359
Shopify, Inc., Class A*	9,483	10,734,282
Spotify Technology S.A.*	34,561	10,874,964
Twitter, Inc.*	218,031	11,806,379
		86,061,825
Mining — 0.1%
Royal Gold, Inc.	2,453	260,901
Oil & Gas — 0.2%
Texas Pacific Land Trust	691	502,357
Packaging and Containers — 0.9%
Ball Corp.	20,834	1,941,312
Pharmaceuticals — 1.1%
Zoetis, Inc.	14,241	2,356,885
Retail — 3.5%
Costco Wholesale Corp.	14,870	5,602,719
	Number of Shares	Value†

Retail — (continued)
Lululemon Athletica, Inc.*	6,513	$ 2,266,719
		7,869,438
Software — 22.9%
Activision Blizzard, Inc.	39,076	3,628,207
Coupa Software, Inc.*	16,024	5,430,694
ServiceNow, Inc.*	10,139	5,580,810
Snowflake, Inc., Class A*	10,020	2,819,628
Take-Two Interactive Software, Inc.*	11,719	2,435,091
Twilio, Inc., Class A*	22,462	7,603,387
Tyler Technologies, Inc.*	4,872	2,126,725
Veeva Systems, Inc., Class A*	38,941	10,601,687
Workday, Inc., Class A*	23,591	5,652,639
Zoom Video Communications, Inc., Class A*	14,440	4,870,901
		50,749,769
TOTAL COMMON STOCKS (Cost $133,657,698)		209,707,807

SHORT-TERM INVESTMENTS — 6.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $13,274,566)	13,274,566	13,274,566
TOTAL INVESTMENTS — 100.4% (Cost $146,932,264)		$ 222,982,373
Other Assets & Liabilities — (0.4)%		(954,360)
TOTAL NET ASSETS — 100.0%		$ 222,028,013

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2020††
United States	85%
Canada	6
Sweden	5
United Kingdom	2
Netherlands	2
Total	100%
††	% of total investments as of December 31, 2020.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Core Growth Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Aerospace & Defense	$ 5,196,527	$ 5,196,527	$ —	$—
Biotechnology	4,860,756	4,860,756	—	—
Building Materials	5,142,413	5,142,413	—	—
Chemicals	7,315,892	7,315,892	—	—
Commercial Services	20,078,688	16,765,317	3,313,371	—
Diversified Financial Services	1,543,964	1,543,964	—	—
Electronics	2,278,742	2,278,742	—	—
Healthcare Products	13,548,338	13,548,338	—	—
Internet	86,061,825	86,061,825	—	—
Mining	260,901	260,901	—	—
Oil & Gas	502,357	502,357	—	—
Packaging and Containers	1,941,312	1,941,312	—	—
Pharmaceuticals	2,356,885	2,356,885	—	—
Retail	7,869,438	7,869,438	—	—
Software	50,749,769	50,749,769	—	—
Total Common Stocks	209,707,807	206,394,436	3,313,371	—
Short-Term Investments	13,274,566	13,274,566	—	—
Total Investments	$ 222,982,373	$ 219,669,002	$ 3,313,371	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 97.7%
Aerospace & Defense — 2.4%
Hexcel Corp.	30,454	$ 1,476,715
Raytheon Technologies Corp.	39,600	2,831,796
		4,308,511
Agriculture — 2.8%
Philip Morris International, Inc.	59,583	4,932,877
Airlines — 0.4%
Southwest Airlines Co.	14,722	686,192
Apparel — 1.0%
Deckers Outdoor Corp.*	6,250	1,792,375
Auto Parts & Equipment — 2.4%
BorgWarner, Inc.	54,094	2,090,192
Gentex Corp.	64,170	2,177,288
		4,267,480
Banks — 8.5%
Citigroup, Inc.	48,846	3,011,844
JPMorgan Chase & Co.	33,178	4,215,929
Northern Trust Corp.	25,210	2,348,059
The Goldman Sachs Group, Inc.	4,777	1,259,743
Wells Fargo & Co.	141,683	4,275,993
		15,111,568
Biotechnology — 5.3%
Alexion Pharmaceuticals, Inc.*	27,082	4,231,292
Amgen, Inc.	22,961	5,279,193
		9,510,485
Commercial Services — 1.5%
Robert Half International, Inc.	43,516	2,718,880
Computers — 6.0%
Cognizant Technology Solutions Corp., Class A	21,498	1,761,761
Leidos Holdings, Inc.	45,909	4,825,954
Lumentum Holdings, Inc.*	7,631	723,419
MAXIMUS, Inc.	45,200	3,308,188
		10,619,322
Distribution & Wholesale — 2.2%
LKQ Corp.*	109,804	3,869,493
Diversified Financial Services — 1.3%
Capital One Financial Corp.	8,679	857,919
LPL Financial Holdings, Inc.	14,783	1,540,684
		2,398,603
Electrical Components & Equipment — 2.9%
Emerson Electric Co.	56,181	4,515,267
Littelfuse, Inc.	2,831	720,942
		5,236,209
Electronics — 3.6%
Dolby Laboratories, Inc., Class A	11,456	1,112,721
Garmin Ltd.	12,147	1,453,510
Hubbell, Inc.	13,278	2,081,858
	Number of Shares	Value†

Electronics — (continued)
Keysight Technologies, Inc.*	13,374	$ 1,766,572
		6,414,661
Engineering & Construction — 1.1%
EMCOR Group, Inc.	20,950	1,916,087
Healthcare Services — 2.3%
Anthem, Inc.	10,702	3,436,305
Quest Diagnostics, Inc.	4,850	577,975
		4,014,280
Home Builders — 1.9%
D.R. Horton, Inc.	49,695	3,424,979
Household Products & Wares — 0.5%
Avery Dennison Corp.	5,520	856,207
Insurance — 9.2%
Aflac, Inc.	25,572	1,137,187
Berkshire Hathaway, Inc., Class B*	31,423	7,286,051
Fidelity National Financial, Inc.	68,854	2,691,503
Reinsurance Group of America, Inc.	5,612	650,431
The Allstate Corp.	41,325	4,542,857
		16,308,029
Internet — 2.1%
F5 Networks, Inc.*	21,675	3,813,500
Iron & Steel — 0.6%
Steel Dynamics, Inc.	28,720	1,058,906
Machinery — Diversified — 3.2%
Altra Industrial Motion Corp.	30,730	1,703,364
Crane Co.	19,290	1,498,061
Curtiss-Wright Corp.	12,055	1,402,599
The Middleby Corp.*	6,242	804,719
Westinghouse Air Brake Technologies Corp.	4,430	324,276
		5,733,019
Media — 4.9%
Comcast Corp., Class A	132,504	6,943,209
Discovery, Inc., Class A*	56,331	1,695,000
		8,638,209
Metal Fabricate/Hardware — 1.2%
Valmont Industries, Inc.	11,730	2,051,929
Mining — 1.2%
BHP Group Ltd., ADR	32,245	2,106,888
Miscellaneous Manufacturing — 0.8%
3M Co.	7,840	1,370,354
Oil & Gas — 3.7%
Chevron Corp.	9,714	820,347
ConocoPhillips	17,220	688,628
EOG Resources, Inc.	26,683	1,330,681
Helmerich & Payne, Inc.	27,941	647,114

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Murphy USA, Inc.	15,616	$ 2,043,666
Phillips 66	14,261	997,414
		6,527,850
Pharmaceuticals — 6.4%
Cigna Corp.	16,991	3,537,186
Pfizer, Inc.	68,559	2,523,657
Roche Holding AG, ADR	121,012	5,305,166
		11,366,009
Real Estate — 1.8%
CBRE Group, Inc., Class A*	51,341	3,220,108
Retail — 6.9%
AutoZone, Inc.*	1,150	1,363,256
Dollar General Corp.	7,400	1,556,220
MSC Industrial Direct Co., Inc., Class A	14,413	1,216,313
Target Corp.	20,242	3,573,320
Walmart, Inc.	32,240	4,647,396
		12,356,505
Semiconductors — 1.7%
Lam Research Corp.	3,584	1,692,616
MKS Instruments, Inc.	8,290	1,247,230
		2,939,846
Software — 0.9%
Akamai Technologies, Inc.*	15,239	1,599,943
Telecommunications — 4.9%
Ciena Corp.*	14,270	754,170
Cisco Systems, Inc.	56,422	2,524,884
Verizon Communications, Inc.	91,677	5,386,024
		8,665,078
Transportation — 2.1%
Kansas City Southern	10,752	2,194,806
Knight-Swift Transportation Holdings, Inc.	38,564	1,612,746
		3,807,552
TOTAL COMMON STOCKS (Cost $144,100,407)		173,641,934

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Apartments — 0.4%
Mid-America Apartment Communities, Inc. (Cost $660,243)	6,290	796,880

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $4,375,128)	4,375,128	$ 4,375,128
TOTAL INVESTMENTS — 100.6% (Cost $149,135,778)		$ 178,813,942
Other Assets & Liabilities — (0.6)%		(1,002,955)
TOTAL NET ASSETS — 100.0%		$ 177,810,987

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
Country Weightings as of 12/31/2020††
United States	95%
Switzerland	4
Australia	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$173,641,934	$173,641,934	$—	$—
Real Estate Investment Trusts	796,880	796,880	—	—
Short-Term Investments	4,375,128	4,375,128	—	—
Total Investments	$ 178,813,942	$ 178,813,942	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 96.4%
Aerospace & Defense — 1.2%
Hexcel Corp.	42,521	$ 2,061,843
Apparel — 1.1%
Capri Holdings Ltd.*	24,054	1,010,268
PVH Corp.	10,663	1,001,149
		2,011,417
Auto Manufacturers — 1.9%
General Motors Co.	43,461	1,809,716
PACCAR, Inc.	18,121	1,563,480
		3,373,196
Banks — 10.3%
Bank of America Corp.	152,523	4,622,972
JPMorgan Chase & Co.	12,531	1,592,314
KeyCorp.	162,883	2,672,910
The Goldman Sachs Group, Inc.	13,586	3,582,764
The PNC Financial Services Group, Inc.	16,865	2,512,885
Truist Financial Corp.	71,576	3,430,638
		18,414,483
Beverages — 2.4%
Constellation Brands, Inc., Class A	9,181	2,011,098
PepsiCo, Inc.	15,925	2,361,678
		4,372,776
Biotechnology — 0.8%
Royalty Pharma PLC, Class A	28,702	1,436,535
Building Materials — 1.5%
Johnson Controls International PLC	57,030	2,657,028
Commercial Services — 1.9%
Euronet Worldwide, Inc.*	23,673	3,430,691
Computers — 2.7%
Cognizant Technology Solutions Corp., Class A	36,232	2,969,213
HP, Inc.	75,085	1,846,340
		4,815,553
Diversified Financial Services — 1.2%
Raymond James Financial, Inc.	23,054	2,205,576
Electric — 7.3%
CMS Energy Corp.	45,076	2,750,087
Edison International	60,139	3,777,932
NextEra Energy, Inc.	57,944	4,470,380
Sempra Energy	16,008	2,039,579
		13,037,978
Food — 2.6%
General Mills, Inc.	32,014	1,882,423
Mondelez International, Inc., Class A	46,753	2,733,648
		4,616,071
Hand & Machine Tools — 1.7%
Stanley Black & Decker, Inc.	16,974	3,030,877
	Number of Shares	Value†

Healthcare Products — 7.1%
Abbott Laboratories	27,804	$ 3,044,260
Boston Scientific Corp.*	43,227	1,554,011
Medtronic PLC	44,311	5,190,590
Thermo Fisher Scientific, Inc.	6,393	2,977,732
		12,766,593
Healthcare Services — 1.3%
UnitedHealth Group, Inc.	6,462	2,266,094
Home Builders — 0.6%
D.R. Horton, Inc.	15,115	1,041,726
Insurance — 9.6%
American International Group, Inc.	66,995	2,536,431
Arch Capital Group Ltd.*	54,643	1,970,973
Berkshire Hathaway, Inc., Class B*	27,068	6,276,257
MetLife, Inc.	28,477	1,336,995
Reinsurance Group of America, Inc.	11,629	1,347,801
The Allstate Corp.	15,721	1,728,210
The Travelers Cos., Inc.	14,652	2,056,701
		17,253,368
Internet — 2.1%
Alphabet, Inc., Class A*	2,161	3,787,455
Iron & Steel — 1.6%
Steel Dynamics, Inc.	77,390	2,853,369
Machinery — Diversified — 2.7%
Caterpillar, Inc.	15,955	2,904,129
Ingersoll Rand, Inc.*	41,603	1,895,433
		4,799,562
Media — 4.3%
Fox Corp., Class A	66,818	1,945,740
The Walt Disney Co.*	31,751	5,752,646
		7,698,386
Miscellaneous Manufacturing — 3.8%
A.O. Smith Corp.	23,278	1,276,100
Eaton Corp. PLC	25,323	3,042,305
Parker-Hannifin Corp.	9,325	2,540,223
		6,858,628
Oil & Gas — 4.7%
Chevron Corp.	35,219	2,974,245
EOG Resources, Inc.	47,930	2,390,269
Phillips 66	24,852	1,738,149
Valero Energy Corp.	21,911	1,239,505
		8,342,168
Packaging and Containers — 1.7%
Packaging Corp. of America	21,928	3,024,090
Pharmaceuticals — 5.7%
Sanofi, ADR	47,855	2,325,274
Johnson & Johnson	41,949	6,601,934
Neurocrine Biosciences, Inc.*	12,521	1,200,138
		10,127,346

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 5.4%
Best Buy Co., Inc.	18,605	$ 1,856,593
Lowe's Cos., Inc.	12,175	1,954,209
Starbucks Corp.	15,232	1,629,520
Walmart, Inc.	29,849	4,302,733
		9,743,055
Shipbuilding — 1.4%
Huntington Ingalls Industries, Inc.	14,417	2,457,810
Software — 2.8%
Fidelity National Information Services, Inc.	27,163	3,842,478
VMware, Inc., Class A*	8,528	1,196,137
		5,038,615
Telecommunications — 5.0%
Cisco Systems, Inc.	86,095	3,852,751
Verizon Communications, Inc.	87,607	5,146,912
		8,999,663
TOTAL COMMON STOCKS (Cost $146,510,190)		172,521,952

REAL ESTATE INVESTMENT TRUSTS — 3.9%
Apartments — 1.7%
Mid-America Apartment Communities, Inc.	23,907	3,028,778
Industrial — 0.8%
EastGroup Properties, Inc.	9,787	1,351,193
Office Property — 0.8%
Cousins Properties, Inc.	45,440	1,522,240
Storage & Warehousing — 0.6%
CubeSmart	31,234	1,049,775
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,461,292)		6,951,986

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $49,221)	49,221	49,221
TOTAL INVESTMENTS — 100.3% (Cost $153,020,703)		$ 179,523,159
Other Assets & Liabilities — (0.3)%		(564,312)
TOTAL NET ASSETS — 100.0%		$ 178,958,847

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
Country Weightings as of 12/31/2020††
United States	94%
Ireland	3
France	1
Bermuda	1
United Kingdom	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$172,521,952	$172,521,952	$—	$—
Real Estate Investment Trusts	6,951,986	6,951,986	—	—
Short-Term Investments	49,221	49,221	—	—
Total Investments	$ 179,523,159	$ 179,523,159	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 96.5%
Advertising — 0.1%
Omnicom Group, Inc.	4,012	$ 250,228
The Interpublic Group of Cos., Inc.	6,992	164,452
		414,680
Aerospace & Defense — 1.5%
General Dynamics Corp.	4,311	641,563
Howmet Aerospace, Inc.	6,825	194,786
L3Harris Technologies, Inc.	4,019	759,671
Lockheed Martin Corp.	4,611	1,636,813
Northrop Grumman Corp.	2,888	880,031
Raytheon Technologies Corp.	28,080	2,008,001
Teledyne Technologies, Inc.*	700	274,386
The Boeing Co.	9,964	2,132,894
TransDigm Group, Inc.*	1,004	621,325
		9,149,470
Agriculture — 0.7%
Altria Group, Inc.	34,809	1,427,169
Archer-Daniels-Midland Co.	10,253	516,854
Philip Morris International, Inc.	28,827	2,386,587
		4,330,610
Airlines — 0.3%
Alaska Air Group, Inc.	2,219	115,388
American Airlines Group, Inc.	10,078	158,930
Delta Air Lines, Inc.	11,758	472,789
Southwest Airlines Co.	10,881	507,164
United Airlines Holdings, Inc.*	5,189	224,424
		1,478,695
Apparel — 0.7%
Hanesbrands, Inc.	6,506	94,857
NIKE, Inc., Class B	23,414	3,312,379
PVH Corp.	1,321	124,029
Ralph Lauren Corp.	856	88,801
Tapestry, Inc.	5,367	166,806
Under Armour, Inc., Class A*	3,386	58,138
Under Armour, Inc., Class C*	3,927	58,434
VF Corp.	5,897	503,663
		4,407,107
Auto Manufacturers — 2.1%
Cummins, Inc.	2,735	621,119
Ford Motor Co.	72,475	637,055
General Motors Co.	23,491	978,165
PACCAR, Inc.	6,400	552,192
Tesla, Inc.*	14,102	9,951,358
		12,739,889
Auto Parts & Equipment — 0.1%
Aptiv PLC	5,002	651,711
BorgWarner, Inc.	4,705	181,801
		833,512
Banks — 4.6%
Bank of America Corp.	141,175	4,279,014
Citigroup, Inc.	38,526	2,375,513
Citizens Financial Group, Inc.	7,856	280,931
	Number of Shares	Value†

Banks — (continued)
Comerica, Inc.	2,778	$ 155,179
Fifth Third Bancorp	12,820	353,447
First Republic Bank	3,151	462,976
Huntington Bancshares, Inc.	18,896	238,657
JPMorgan Chase & Co.	56,592	7,191,145
KeyCorp.	17,412	285,731
M&T Bank Corp.	2,446	311,376
Morgan Stanley	26,771	1,834,617
Northern Trust Corp.	3,744	348,716
Regions Financial Corp.	19,210	309,665
State Street Corp.	6,489	472,269
SVB Financial Group*	931	361,070
The Bank of New York Mellon Corp.	15,097	640,717
The Goldman Sachs Group, Inc.	6,447	1,700,138
The PNC Financial Services Group, Inc.	7,933	1,182,017
Truist Financial Corp.	25,191	1,207,405
US Bancorp	25,619	1,193,589
Wells Fargo & Co.	77,377	2,335,238
Zions Bancorp NA	2,900	125,976
		27,645,386
Beverages — 1.6%
Brown-Forman Corp., Class B	3,552	282,136
Constellation Brands, Inc., Class A	3,118	682,998
Molson Coors Beverage Co., Class B	3,554	160,605
Monster Beverage Corp.*	6,839	632,471
PepsiCo, Inc.	25,621	3,799,594
The Coca-Cola Co.	71,712	3,932,686
		9,490,490
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	4,064	634,959
Amgen, Inc.	10,777	2,477,848
Biogen, Inc.*	2,942	720,378
Bio-Rad Laboratories, Inc., Class A*	400	233,176
Corteva, Inc.	13,833	535,614
Gilead Sciences, Inc.	23,468	1,367,246
Illumina, Inc.*	2,723	1,007,510
Incyte Corp.*	3,567	310,258
Regeneron Pharmaceuticals, Inc.*	1,949	941,581
Vertex Pharmaceuticals, Inc.*	4,866	1,150,030
		9,378,600
Building Materials — 0.4%
Carrier Global Corp.	15,063	568,176
Fortune Brands Home & Security, Inc.	2,781	238,387
Johnson Controls International PLC	13,791	642,523
Martin Marietta Materials, Inc.	1,114	316,343
Masco Corp.	4,843	266,026
Vulcan Materials Co.	2,554	378,784
		2,410,239
Chemicals — 1.7%
Air Products and Chemicals, Inc.	4,126	1,127,306
Albemarle Corp.	1,895	279,550
Celanese Corp.	2,085	270,925

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	3,956	$ 153,137
Dow, Inc.	13,774	764,457
DuPont de Nemours, Inc.	13,682	972,927
Eastman Chemical Co.	2,620	262,734
Ecolab, Inc.	4,634	1,002,612
FMC Corp.	2,573	295,715
International Flavors & Fragrances, Inc.	2,063	224,537
Linde PLC	9,716	2,560,263
LyondellBasell Industries N.V., Class A	4,652	426,402
PPG Industries, Inc.	4,373	630,674
The Mosaic Co.	6,834	157,250
The Sherwin-Williams Co.	1,531	1,125,147
		10,253,636
Commercial Services — 2.4%
Automatic Data Processing, Inc.	8,050	1,418,410
Cintas Corp.	1,608	568,364
Equifax, Inc.	2,202	424,634
FleetCor Technologies, Inc.*	1,510	411,973
Gartner, Inc.*	1,667	267,037
Global Payments, Inc.	5,589	1,203,982
IHS Markit Ltd.	6,909	620,635
MarketAxess Holdings, Inc.	686	391,404
Moody's Corp.	3,006	872,461
Nielsen Holdings PLC	6,921	144,441
PayPal Holdings, Inc.*	21,741	5,091,742
Quanta Services, Inc.	2,677	192,798
Robert Half International, Inc.	2,079	129,896
Rollins, Inc.	4,204	164,250
S&P Global, Inc.	4,513	1,483,559
United Rentals, Inc.*	1,356	314,470
Verisk Analytics, Inc.	3,006	624,016
		14,324,072
Computers — 8.0%
Accenture PLC, Class A	11,739	3,066,344
Apple, Inc.	297,134	39,426,710
Cognizant Technology Solutions Corp., Class A	10,089	826,793
DXC Technology Co.	4,316	111,137
Fortinet, Inc.*	2,420	359,443
Hewlett Packard Enterprise Co.	23,895	283,156
HP, Inc.	25,442	625,619
International Business Machines Corp.	16,718	2,104,462
Leidos Holdings, Inc.	2,377	249,870
NetApp, Inc.	4,268	282,712
Seagate Technology PLC	4,306	267,661
Western Digital Corp.	5,440	301,322
		47,905,229
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	16,048	1,372,265
The Estee Lauder Cos., Inc., Class A	4,213	1,121,458
The Procter & Gamble Co.	46,031	6,404,753
		8,898,476
	Number of Shares	Value†

Distribution & Wholesale — 0.3%
Copart, Inc.*	4,000	$ 509,000
Fastenal Co.	10,593	517,256
LKQ Corp.*	4,999	176,165
Pool Corp.	800	298,000
W.W. Grainger, Inc.	848	346,272
		1,846,693
Diversified Financial Services — 4.0%
American Express Co.	12,213	1,476,674
Ameriprise Financial, Inc.	2,133	414,506
BlackRock, Inc.	2,660	1,919,296
Capital One Financial Corp.	8,495	839,731
Cboe Global Markets, Inc.	2,172	202,257
CME Group, Inc.	6,705	1,220,645
Discover Financial Services	5,650	511,494
Franklin Resources, Inc.	5,190	129,698
Intercontinental Exchange, Inc.	10,490	1,209,392
Invesco Ltd.	7,349	128,093
Mastercard, Inc., Class A	16,327	5,827,759
Nasdaq, Inc.	2,231	296,143
Raymond James Financial, Inc.	2,349	224,729
Synchrony Financial	10,646	369,523
T. Rowe Price Group, Inc.	4,207	636,898
The Charles Schwab Corp.	27,733	1,470,958
The Western Union Co.	7,491	164,353
Visa, Inc., Class A	31,481	6,885,839
		23,927,988
Electric — 2.6%
Alliant Energy Corp.	4,954	255,280
Ameren Corp.	4,699	366,804
American Electric Power Co., Inc.	9,225	768,166
CenterPoint Energy, Inc.	10,877	235,378
CMS Energy Corp.	5,654	344,951
Consolidated Edison, Inc.	6,152	444,605
Dominion Energy, Inc.	15,019	1,129,429
DTE Energy Co.	3,543	430,156
Duke Energy Corp.	13,754	1,259,316
Edison International	6,854	430,568
Entergy Corp.	3,608	360,223
Evergy, Inc.	4,387	243,522
Eversource Energy	6,332	547,781
Exelon Corp.	18,121	765,069
FirstEnergy Corp.	10,280	314,671
NextEra Energy, Inc.	36,279	2,798,925
NRG Energy, Inc.	4,833	181,479
Pinnacle West Capital Corp.	2,115	169,094
PPL Corp.	13,872	391,190
Public Service Enterprise Group, Inc.	9,344	544,755
Sempra Energy	5,370	684,192
The AES Corp.	13,234	310,999
The Southern Co.	19,743	1,212,812
WEC Energy Group, Inc.	5,828	536,351
Xcel Energy, Inc.	9,739	649,299
		15,375,015

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	4,235	$ 512,181
Emerson Electric Co.	11,137	895,081
		1,407,262
Electronics — 1.4%
Agilent Technologies, Inc.	5,721	677,881
Allegion PLC	1,732	201,570
Amphenol Corp., Class A	5,543	724,858
FLIR Systems, Inc.	2,637	115,580
Fortive Corp.	6,522	461,888
Garmin Ltd.	2,676	320,210
Honeywell International, Inc.	12,995	2,764,037
Keysight Technologies, Inc.*	3,600	475,524
Mettler-Toledo International, Inc.*	442	503,739
PerkinElmer, Inc.	2,001	287,144
Roper Technologies, Inc.	1,949	840,194
TE Connectivity Ltd.	6,129	742,038
Vontier Corp.*	2,608	87,107
Waters Corp.*	1,107	273,894
		8,475,664
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,302	250,826
Entertainment — 0.0%
Live Nation Entertainment, Inc.*	2,600	191,048
Environmental Control — 0.2%
Pentair PLC	2,923	155,182
Republic Services, Inc.	4,141	398,778
Waste Management, Inc.	7,236	853,342
		1,407,302
Food — 1.1%
Campbell Soup Co.	3,917	189,387
Conagra Brands, Inc.	9,627	349,075
General Mills, Inc.	11,335	666,498
Hormel Foods Corp.	5,195	242,139
Kellogg Co.	4,901	304,989
Lamb Weston Holdings, Inc.	2,600	204,724
McCormick & Co., Inc.	4,502	430,391
Mondelez International, Inc., Class A	26,758	1,564,540
Sysco Corp.	9,442	701,163
The Hershey Co.	2,826	430,485
The J.M. Smucker Co.	2,060	238,136
The Kraft Heinz Co.	11,714	406,007
The Kroger Co.	14,309	454,454
Tyson Foods, Inc., Class A	5,788	372,979
		6,554,967
Forest Products & Paper — 0.1%
International Paper Co.	7,076	351,819
Gas — 0.1%
Atmos Energy Corp.	2,319	221,302
NiSource, Inc.	6,920	158,745
		380,047
	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-on, Inc.	994	$ 170,113
Stanley Black & Decker, Inc.	2,949	526,574
		696,687
Healthcare Products — 4.0%
Abbott Laboratories	32,855	3,597,294
ABIOMED, Inc.*	833	270,058
Align Technology, Inc.*	1,331	711,260
Baxter International, Inc.	9,410	755,058
Boston Scientific Corp.*	26,675	958,966
Danaher Corp.	11,706	2,600,371
DENTSPLY SIRONA, Inc.	4,008	209,859
Edwards Lifesciences Corp.*	11,599	1,058,177
Hologic, Inc.*	5,002	364,296
IDEXX Laboratories, Inc.*	1,581	790,294
Intuitive Surgical, Inc.*	2,194	1,794,911
Medtronic PLC	24,932	2,920,534
ResMed, Inc.	2,680	569,661
STERIS PLC	1,700	322,218
Stryker Corp.	6,119	1,499,400
Teleflex, Inc.	900	370,413
The Cooper Cos., Inc.	956	347,334
Thermo Fisher Scientific, Inc.	7,346	3,421,620
Varian Medical Systems, Inc.*	1,777	310,993
West Pharmaceutical Services, Inc.	1,332	377,369
Zimmer Biomet Holdings, Inc.	3,830	590,165
		23,840,251
Healthcare Services — 2.1%
Anthem, Inc.	4,588	1,473,161
Catalent, Inc.*	3,200	333,024
Centene Corp.*	10,748	645,203
DaVita, Inc.*	1,536	180,326
HCA Healthcare, Inc.	4,905	806,676
Humana, Inc.	2,468	1,012,546
IQVIA Holdings, Inc.*	3,544	634,979
Laboratory Corp. of America Holdings*	1,877	382,063
Quest Diagnostics, Inc.	2,648	315,562
UnitedHealth Group, Inc.	17,612	6,176,176
Universal Health Services, Inc., Class B	1,475	202,813
		12,162,529
Home Builders — 0.2%
D.R. Horton, Inc.	6,008	414,072
Lennar Corp., Class A	4,971	378,939
NVR, Inc.*	63	257,031
PulteGroup, Inc.	4,726	203,785
		1,253,827
Home Furnishings — 0.1%
Leggett & Platt, Inc.	2,436	107,915
Whirlpool Corp.	1,130	203,953
		311,868
Household Products & Wares — 0.4%
Avery Dennison Corp.	1,642	254,691

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Church & Dwight Co., Inc.	4,840	$ 422,193
Kimberly-Clark Corp.	6,352	856,440
Newell Brands, Inc.	6,989	148,376
The Clorox Co.	2,442	493,089
		2,174,789
Insurance — 3.3%
Aflac, Inc.	12,255	544,980
American International Group, Inc.	15,958	604,170
Aon PLC, Class A	3,126	660,430
Arthur J. Gallagher & Co.	3,523	435,830
Assurant, Inc.	1,127	153,520
Berkshire Hathaway, Inc., Class B*	36,142	8,380,246
Chubb Ltd.	8,445	1,299,854
Cincinnati Financial Corp.	2,844	248,480
Everest Re Group Ltd.	725	169,715
Globe Life, Inc.	1,873	177,860
Lincoln National Corp.	3,150	158,477
Loews Corp.	4,441	199,934
Marsh & McLennan Cos., Inc.	9,462	1,107,054
MetLife, Inc.	14,312	671,948
Principal Financial Group, Inc.	4,871	241,650
Prudential Financial, Inc.	7,307	570,457
The Allstate Corp.	5,786	636,055
The Hartford Financial Services Group, Inc.	6,415	314,207
The Progressive Corp.	10,929	1,080,660
The Travelers Cos., Inc.	4,695	659,037
Unum Group	4,002	91,806
W.R. Berkley Corp.	2,600	172,692
Willis Towers Watson PLC	3,789	798,267
		19,377,329
Internet — 11.2%
Alphabet, Inc., Class A*	5,585	9,788,494
Alphabet, Inc., Class C*	5,392	9,446,137
Amazon.com, Inc.*	7,928	25,820,941
Booking Holdings, Inc.*	767	1,708,316
CDW Corp.	2,800	369,012
eBay, Inc.	12,334	619,784
Etsy, Inc.*	2,300	409,193
Expedia Group, Inc.	2,434	322,262
F5 Networks, Inc.*	1,163	204,618
Facebook, Inc., Class A*	44,666	12,200,965
Netflix, Inc.*	8,195	4,431,282
Nortonlifelock, Inc.	10,440	216,943
Twitter, Inc.*	14,715	796,817
VeriSign, Inc.*	1,814	392,550
		66,727,314
Iron & Steel — 0.1%
Nucor Corp.	5,697	303,023
Leisure Time — 0.1%
Carnival Corp.	11,314	245,061
Norwegian Cruise Line Holdings Ltd.*	5,241	133,279
	Number of Shares	Value†

Leisure Time — (continued)
Royal Caribbean Cruises Ltd.	3,305	$ 246,850
		625,190
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,123	569,985
Las Vegas Sands Corp.	5,905	351,938
Marriott International, Inc., Class A	4,931	650,498
MGM Resorts International	7,436	234,308
Wynn Resorts Ltd.	1,824	205,802
		2,012,531
Machinery — Diversified — 1.0%
Caterpillar, Inc.	10,157	1,848,777
Deere & Co.	5,871	1,579,592
Dover Corp.	2,703	341,254
Flowserve Corp.	2,355	86,782
IDEX Corp.	1,400	278,880
Ingersoll Rand, Inc.*	6,657	303,293
Otis Worldwide Corp.	7,506	507,030
Rockwell Automation, Inc.	2,142	537,235
Westinghouse Air Brake Technologies Corp.	3,394	248,441
Xylem, Inc.	3,235	329,291
		6,060,575
Media — 2.3%
Charter Communications, Inc., Class A*	2,696	1,783,539
Comcast Corp., Class A	84,688	4,437,651
Discovery, Inc., Class A*	2,889	86,930
Discovery, Inc., Class C*	6,249	163,661
DISH Network Corp., Class A*	4,587	148,344
Fox Corp., Class A	6,568	191,260
Fox Corp., Class B	3,120	90,106
News Corp., Class A	7,615	136,841
News Corp., Class B	2,500	44,425
The Walt Disney Co.*	33,604	6,088,373
ViacomCBS, Inc., Class B	10,714	399,204
		13,570,334
Mining — 0.3%
Freeport-McMoRan, Inc.	26,936	700,874
Newmont Corp.	14,966	896,314
		1,597,188
Miscellaneous Manufacturing — 1.2%
3M Co.	10,807	1,888,956
A.O. Smith Corp.	2,467	135,241
Eaton Corp. PLC	7,452	895,283
General Electric Co.	164,162	1,772,950
Illinois Tool Works, Inc.	5,374	1,095,651
Parker-Hannifin Corp.	2,384	649,426
Textron, Inc.	4,198	202,889
Trane Technologies PLC	4,434	643,639
		7,284,035

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Xerox Holdings Corp.	3,386	$ 78,521
Zebra Technologies Corp., Class A*	1,000	384,330
		462,851
Oil & Gas — 1.8%
Apache Corp.	7,042	99,926
Cabot Oil & Gas Corp.	7,932	129,133
Chevron Corp.	35,670	3,012,332
Concho Resources, Inc.	3,754	219,046
ConocoPhillips	19,971	798,640
Devon Energy Corp.	6,551	103,571
Diamondback Energy, Inc.	2,900	140,360
EOG Resources, Inc.	10,770	537,100
Exxon Mobil Corp.	78,368	3,230,329
Hess Corp.	5,203	274,666
HollyFrontier Corp.	2,881	74,474
Marathon Oil Corp.	13,811	92,119
Marathon Petroleum Corp.	12,004	496,485
Occidental Petroleum Corp.	14,979	259,287
Phillips 66	8,071	564,486
Pioneer Natural Resources Co.	2,956	336,659
Valero Energy Corp.	7,377	417,317
		10,785,930
Oil & Gas Services — 0.2%
Baker Hughes Co.	12,203	254,433
Halliburton Co.	15,860	299,754
National Oilwell Varco, Inc.*	7,110	97,620
Schlumberger Ltd.	25,694	560,900
TechnipFMC PLC	7,506	70,556
		1,283,263
Packaging and Containers — 0.3%
Amcor PLC	29,432	346,415
Ball Corp.	6,036	562,434
Packaging Corp. of America	1,747	240,929
Sealed Air Corp.	2,786	127,571
Westrock Co.	5,192	226,008
		1,503,357
Pharmaceuticals — 5.4%
AbbVie, Inc.	32,723	3,506,269
AmerisourceBergen Corp.	2,912	284,677
Becton Dickinson and Co.	5,424	1,357,193
Bristol-Myers Squibb Co.	42,358	2,627,467
Cardinal Health, Inc.	5,242	280,762
Cigna Corp.	6,661	1,386,687
CVS Health Corp.	24,535	1,675,741
DexCom, Inc.*	1,774	655,883
Eli Lilly and Co.	14,698	2,481,610
Henry Schein, Inc.*	2,784	186,138
Johnson & Johnson	48,884	7,693,364
McKesson Corp.	2,994	520,717
Merck & Co., Inc.	46,907	3,836,993
Perrigo Co. PLC	2,383	106,568
Pfizer, Inc.	103,067	3,793,896
Viatris, Inc.*	21,779	408,138
	Number of Shares	Value†

Pharmaceuticals — (continued)
Zoetis, Inc.	8,896	$ 1,472,288
		32,274,391
Pipelines — 0.2%
Kinder Morgan, Inc.	35,950	491,436
ONEOK, Inc.	8,760	336,209
The Williams Cos., Inc.	22,374	448,599
		1,276,244
Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,460	405,171
Retail — 5.2%
Advance Auto Parts, Inc.	1,375	216,576
AutoZone, Inc.*	431	510,925
Best Buy Co., Inc.	4,236	422,710
CarMax, Inc.*	2,935	277,240
Chipotle Mexican Grill, Inc.*	520	721,089
Costco Wholesale Corp.	8,174	3,079,800
Darden Restaurants, Inc.	2,583	307,687
Dollar General Corp.	4,646	977,054
Dollar Tree, Inc.*	4,377	472,891
Domino's Pizza, Inc.	723	277,242
Genuine Parts Co.	2,844	285,623
L Brands, Inc.	4,435	164,938
Lowe's Cos., Inc.	13,556	2,175,874
McDonald's Corp.	13,803	2,961,848
O'Reilly Automotive, Inc.*	1,373	621,379
Ross Stores, Inc.	6,616	812,511
Starbucks Corp.	21,953	2,348,532
Target Corp.	9,382	1,656,204
The Gap, Inc.	4,382	88,473
The Home Depot, Inc.	19,980	5,307,088
The TJX Cos., Inc.	22,459	1,533,725
Tiffany & Co.	2,141	281,434
Tractor Supply Co.	2,086	293,250
Ulta Beauty, Inc.*	1,059	304,102
Walgreens Boots Alliance, Inc.	13,289	529,965
Walmart, Inc.	25,703	3,705,087
Yum! Brands, Inc.	5,581	605,873
		30,939,120
Savings & Loans — 0.0%
People's United Financial, Inc.	7,929	102,522
Semiconductors — 5.1%
Advanced Micro Devices, Inc.*	22,041	2,021,380
Analog Devices, Inc.	4,850	716,491
Applied Materials, Inc.	17,108	1,476,420
Broadcom, Inc.	7,564	3,311,897
Intel Corp.	75,984	3,785,523
IPG Photonics Corp.*	667	149,268
KLA Corp.	2,890	748,250
Lam Research Corp.	2,654	1,253,405
Maxim Integrated Products, Inc.	9,129	809,286
Microchip Technology, Inc.	4,682	646,631
Micron Technology, Inc.*	20,812	1,564,646

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
NVIDIA Corp.	11,490	$ 6,000,078
Qorvo, Inc.*	2,048	340,521
QUALCOMM, Inc.	20,956	3,192,437
Skyworks Solutions, Inc.	3,074	469,953
Teradyne, Inc.	3,200	383,648
Texas Instruments, Inc.	17,000	2,790,210
Xilinx, Inc.	4,535	642,927
		30,302,971
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	741	126,326
Software — 9.7%
Activision Blizzard, Inc.	14,438	1,340,568
Adobe, Inc.*	8,898	4,450,068
Akamai Technologies, Inc.*	3,096	325,049
ANSYS, Inc.*	1,586	576,987
Autodesk, Inc.*	4,099	1,251,589
Broadridge Financial Solutions, Inc.	2,272	348,070
Cadence Design Systems, Inc.*	5,170	705,343
Cerner Corp.	5,988	469,938
Citrix Systems, Inc.	2,201	286,350
Electronic Arts, Inc.	5,369	770,988
Fidelity National Information Services, Inc.	11,615	1,643,058
Fiserv, Inc.*	10,390	1,183,005
Intuit, Inc.	4,910	1,865,063
Jack Henry & Associates, Inc.	1,400	226,786
Microsoft Corp.	140,555	31,262,243
MSCI, Inc.	1,552	693,015
Oracle Corp.	35,094	2,270,231
Paychex, Inc.	5,925	552,092
Paycom Software, Inc.*	900	407,025
salesforce.com, Inc.*	16,965	3,775,221
ServiceNow, Inc.*	3,599	1,980,998
Synopsys, Inc.*	2,818	730,538
Take-Two Interactive Software, Inc.*	2,249	467,320
Tyler Technologies, Inc.*	734	320,406
		57,901,951
Telecommunications — 2.5%
Arista Networks, Inc.*	972	282,434
AT&T, Inc.	132,134	3,800,174
CenturyLink, Inc.	19,700	192,075
Cisco Systems, Inc.	78,325	3,505,044
Corning, Inc.	14,043	505,548
Juniper Networks, Inc.	6,659	149,894
Motorola Solutions, Inc.	3,135	533,138
T-Mobile US, Inc.*	10,892	1,468,786
Verizon Communications, Inc.	76,765	4,509,944
		14,947,037
Textiles — 0.0%
Mohawk Industries, Inc.*	1,128	158,992
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,506	234,411
	Number of Shares	Value†

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	2,589	$ 243,029
CSX Corp.	14,311	1,298,723
Expeditors International of Washington, Inc.	3,212	305,493
FedEx Corp.	4,510	1,170,886
J.B. Hunt Transport Services, Inc.	1,592	217,547
Kansas City Southern	1,682	343,347
Norfolk Southern Corp.	4,765	1,132,212
Old Dominion Freight Line, Inc.	1,730	337,661
Union Pacific Corp.	12,475	2,597,545
United Parcel Service, Inc., Class B	13,278	2,236,015
		9,882,458
Water — 0.1%
American Water Works Co., Inc.	3,343	513,050
TOTAL COMMON STOCKS (Cost $278,615,933)		574,926,237

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apartments — 0.3%
AvalonBay Communities, Inc.	2,525	405,086
Equity Residential	6,174	365,995
Essex Property Trust, Inc.	1,263	299,861
Mid-America Apartment Communities, Inc.	2,116	268,076
UDR, Inc.	5,687	218,551
		1,557,569
Diversified — 0.9%
American Tower Corp.	8,320	1,867,507
Crown Castle International Corp.	7,846	1,249,005
Digital Realty Trust, Inc.	4,988	695,876
Duke Realty Corp.	6,867	274,474
SBA Communications Corp.	2,071	584,291
Vornado Realty Trust	2,813	105,038
Weyerhaeuser Co.	13,744	460,836
		5,237,027
Healthcare — 0.2%
Healthpeak Properties, Inc.	10,663	322,342
Ventas, Inc.	6,740	330,530
Welltower, Inc.	7,702	497,703
		1,150,575
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	12,690	185,655
Industrial — 0.2%
Prologis, Inc.	13,829	1,378,198
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,237	398,678
Boston Properties, Inc.	2,616	247,291
SL Green Realty Corp.	1,350	80,433
		726,402

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.1%
Simon Property Group, Inc.	6,008	$ 512,362
Single Tenant — 0.1%
Realty Income Corp.	6,696	416,290
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,412	279,454
Iron Mountain, Inc.	5,224	154,004
Public Storage	2,819	650,992
		1,084,450
Strip Centers — 0.0%
Federal Realty Investment Trust	1,233	104,953
Kimco Realty Corp.	8,160	122,482
Regency Centers Corp.	3,024	137,864
		365,299
Telecommunications — 0.2%
Equinix, Inc.	1,655	1,181,968
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,833,740)		13,795,795

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $5,658,995)	5,658,995	5,658,995
TOTAL INVESTMENTS — 99.7% (Cost $294,108,668)		$ 594,381,027
Other Assets & Liabilities — 0.3%		1,551,883
TOTAL NET ASSETS — 100.0%		$ 595,932,910

†	See Security Valuation Note.
*	Non-income producing security.

N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$574,926,237	$574,926,237	$—	$—
Real Estate Investment Trusts	13,795,795	13,795,795	—	—
Short-Term Investments	5,658,995	5,658,995	—	—
Total Investments	$ 594,381,027	$ 594,381,027	$ —	$ —
Other Financial Instruments(1)
Futures Contracts	$ 165,487	$ 165,487	$—	$—
Total Assets—Other Financial Instruments	$ 165,487	$ 165,487	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	03/19/2021	35	50	$3,749	$6,560,400	$165,487	$—
							$165,487	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.5%
Apparel — 0.9%
Canada Goose Holdings, Inc.*	60,051	$ 1,787,718
Auto Parts & Equipment — 1.4%
BorgWarner, Inc.	73,479	2,839,229
Banks — 3.8%
First Republic Bank	25,072	3,683,829
SVB Financial Group*	9,995	3,876,361
		7,560,190
Biotechnology — 3.3%
Genmab A/S, ADR*	55,788	2,268,340
Maravai LifeSciences Holdings, Inc., Class A*	43,083	1,208,478
Seagen, Inc.*	17,731	3,105,408
		6,582,226
Building Materials — 1.8%
Trex Co., Inc.*	42,825	3,585,309
Chemicals — 1.4%
RPM International, Inc.	31,194	2,831,791
Commercial Services — 9.7%
CoStar Group, Inc.*	7,413	6,851,688
MarketAxess Holdings, Inc.	10,156	5,794,607
Square, Inc., Class A*	10,151	2,209,264
TransUnion	43,327	4,298,905
		19,154,464
Computers — 1.6%
Crowdstrike Holdings, Inc., Class A*	14,838	3,142,985
Distribution & Wholesale — 2.2%
Fastenal Co.	89,498	4,370,187
Electrical Components & Equipment — 2.1%
Novanta, Inc.*	9,437	1,115,642
Universal Display Corp.	12,770	2,934,546
		4,050,188
Electronics — 5.1%
Agilent Technologies, Inc.	21,068	2,496,347
II-VI, Inc.*	45,992	3,493,552
Keysight Technologies, Inc.*	30,373	4,011,970
		10,001,869
Food — 1.2%
The Hershey Co.	16,099	2,452,361
Healthcare Products — 10.9%
10X Genomics, Inc., Class A*	8,035	1,137,756
ABIOMED, Inc.*	12,153	3,940,003
Align Technology, Inc.*	3,373	1,802,464
Bio-Techne Corp.	6,839	2,171,724
Edwards Lifesciences Corp.*	34,069	3,108,115
Envista Holdings Corp.*	62,982	2,124,383
Glaukos Corp.*	25,216	1,897,756
Intuitive Surgical, Inc.*	4,051	3,314,123
	Number of Shares	Value†

Healthcare Products — (continued)
Masimo Corp.*	7,243	$ 1,943,876
		21,440,200
Healthcare Services — 2.5%
Laboratory Corp. of America Holdings*	13,807	2,810,415
Teladoc Health, Inc.*	10,263	2,052,189
		4,862,604
Household Products & Wares — 1.8%
The Scotts Miracle-Gro Co.	17,320	3,449,105
Internet — 4.2%
Palo Alto Networks, Inc.*	7,764	2,759,248
Twitter, Inc.*	54,317	2,941,266
Zendesk, Inc.*	17,950	2,569,004
		8,269,518
Machinery — Diversified — 3.7%
IDEX Corp.	15,650	3,117,480
The Middleby Corp.*	31,773	4,096,175
		7,213,655
Miscellaneous Manufacturing — 2.7%
A.O. Smith Corp.	55,248	3,028,695
Trane Technologies PLC	15,868	2,303,399
		5,332,094
Pharmaceuticals — 2.4%
DexCom, Inc.*	12,707	4,698,032
Retail — 10.1%
Chipotle Mexican Grill, Inc.*	4,814	6,675,622
Dollar Tree, Inc.*	23,345	2,522,194
Lululemon Athletica, Inc.*	6,597	2,295,954
National Vision Holdings, Inc.*	50,988	2,309,246
Nordstrom, Inc.	35,173	1,097,749
Ollie's Bargain Outlet Holdings, Inc.*	13,574	1,109,946
Ulta Beauty, Inc.*	13,405	3,849,380
		19,860,091
Semiconductors — 9.5%
Brooks Automation, Inc.	24,249	1,645,295
Marvell Technology Group Ltd.	57,977	2,756,226
Microchip Technology, Inc.	28,359	3,916,661
Monolithic Power Systems, Inc.	14,573	5,337,070
Teradyne, Inc.	41,429	4,966,923
		18,622,175
Software — 14.6%
Cerner Corp.	41,865	3,285,565
DocuSign, Inc.*	22,872	5,084,446
Electronic Arts, Inc.	37,928	5,446,461
Guidewire Software, Inc.*	28,284	3,640,999
Paycom Software, Inc.*	5,226	2,363,459
Twilio, Inc., Class A*	16,345	5,532,782
Tyler Technologies, Inc.*	7,784	3,397,872
		28,751,584

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.6%
Arista Networks, Inc.*	10,804	$ 3,139,318
TOTAL COMMON STOCKS (Cost $99,187,164)		193,996,893
Number of Contracts
PURCHASED OPTIONS — 0.2%
Call Options
Put Options
TOTAL PURCHASED OPTIONS
(See open purchased options schedule)
(Cost $667,977)	1,549	345,492
	Number of Shares
SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $4,666,897)	4,666,897	4,666,897
TOTAL INVESTMENTS — 101.0% (Cost $104,522,038)		$ 199,009,282
Other Assets & Liabilities — (1.0)%		(2,016,987)
TOTAL NET ASSETS — 100.0%		$ 196,992,295
Number of Contracts
WRITTEN OPTIONS — (0.0)%
Call Options
Put Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(132,247))	(1,483)	$ (31,903)

†	See Security Valuation Note.
*	Non-income producing security.

A/S— Aktieselskab.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
ETF— Exchange-Traded Fund.
S&P— Standards & Poor's
SPDR— Standard & Poor's Depositary Receipt.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$193,996,893	$193,996,893	$ —	$—
Purchased Options	345,492	293,922	51,570	—
Short-Term Investments	4,666,897	4,666,897	—	—
Total Investments	$ 199,009,282	$ 198,957,712	$ 51,570	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(31,903)	$(31,903)	$—	$—
Total Liabilities—Other Financial Instruments	$ (31,903)	$ (31,903)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Cap Growth Fund
Open purchased options contracts held by the Fund at December 31, 2020 are as follows:
Open Purchased Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Marvell Technology Group Ltd.	203	$ 913,500	$45	1/15/2021	$ 63,539
Twitter, Inc.	269	1,452,600	54	1/22/2021	59,987
Total Call Options Purchased					$123,526
Put Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Invesco QQQ Trust	513	$15,390,000	$ 300	1/15/2021	$ 117,990
iShares Russell 2000 ETF	182	3,421,600	188	1/15/2021	33,306
SPDR S&P MidCap 400 ETF Trust	191	7,640,000	400	1/15/2021	51,570
SPDR S&P MidCap 400 ETF Trust	191	7,735,500	405	1/15/2021	19,100
Total Put Options Purchased					$ 221,966
Total Purchased Options					$345,492
Open written options contracts held by the Fund at December 31, 2020 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Marvell Technology Group Ltd.	(203)	$1,116,500	$55	1/15/2021	$(2,842)
Put Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Invesco QQQ Trust	(513)	$13,440,600	$262	1/15/2021	$(10,260)
iShares Russell 2000 ETF	(182)	2,984,800	164	1/15/2021	(2,912)
Marvell Technology Group Ltd.	(203)	710,500	35	1/15/2021	(609)
SPDR S&P MidCap 400 ETF Trust	(382)	13,561,000	355	1/15/2021	(15,280)
Total Put Options Written					$ (29,061)
Total Written Options					$ (31,903)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 87.0%
Apparel — 2.9%
Carter's, Inc.	3,058	$ 287,666
Columbia Sportswear Co.	10,459	913,908
Levi Strauss & Co., Class A	76,116	1,528,409
		2,729,983
Auto Parts & Equipment — 1.1%
Aptiv PLC	8,108	1,056,391
Banks — 8.8%
Citizens Financial Group, Inc.	65,858	2,355,082
Fifth Third Bancorp	39,410	1,086,534
First Horizon Corp.	115,781	1,477,366
M&T Bank Corp.	16,034	2,041,128
Regions Financial Corp.	83,792	1,350,727
		8,310,837
Biotechnology — 1.0%
Corteva, Inc.	25,085	971,291
Building Materials — 1.1%
Martin Marietta Materials, Inc.	3,612	1,025,700
Chemicals — 6.3%
Axalta Coating Systems Ltd.*	40,907	1,167,895
NewMarket Corp.	4,618	1,839,303
Nutrien Ltd.	25,923	1,248,452
W.R. Grace & Co.	16,416	899,925
Westlake Chemical Corp.	9,581	781,809
		5,937,384
Commercial Services — 0.8%
Global Payments, Inc.	3,740	805,671
Computers — 1.4%
Check Point Software Technologies Ltd.*	9,804	1,303,050
Distribution & Wholesale — 1.3%
IAA, Inc.*	18,610	1,209,278
Diversified Financial Services — 1.7%
Discover Financial Services	17,797	1,611,162
Electric — 6.6%
Alliant Energy Corp.	45,979	2,369,298
Entergy Corp.	18,768	1,873,797
Evergy, Inc.	35,931	1,994,530
		6,237,625
Electrical Components & Equipment — 1.9%
AMETEK, Inc.	14,880	1,799,587
Electronics — 1.4%
Agilent Technologies, Inc.	8,706	1,031,574
Avnet, Inc.	8,007	281,126
		1,312,700
Engineering & Construction — 1.1%
EMCOR Group, Inc.	11,324	1,035,693
	Number of Shares	Value†

Environmental Control — 1.4%
Waste Connections, Inc.	12,571	$ 1,289,407
Food — 1.6%
Sanderson Farms, Inc.	1,545	204,249
Tyson Foods, Inc., Class A	21,161	1,363,615
		1,567,864
Gas — 0.9%
Southwest Gas Holdings, Inc.	14,594	886,585
Hand & Machine Tools — 1.9%
Lincoln Electric Holdings, Inc.	15,346	1,783,972
Healthcare Services — 2.6%
Laboratory Corp. of America Holdings*	12,281	2,499,798
Home Furnishings — 0.3%
Leggett & Platt, Inc.	6,993	309,790
Insurance — 10.0%
Axis Capital Holdings Ltd.	32,998	1,662,769
First American Financial Corp.	13,187	680,845
Globe Life, Inc.	28,931	2,747,288
RenaissanceRe Holdings Ltd.	11,858	1,966,294
The Hartford Financial Services Group, Inc.	49,838	2,441,065
		9,498,261
Internet — 1.6%
F5 Networks, Inc.*	8,928	1,570,792
Machinery — Construction & Mining — 3.0%
BWX Technologies, Inc.	47,588	2,868,605
Media — 1.8%
Fox Corp., Class B	58,414	1,686,996
Miscellaneous Manufacturing — 1.1%
Carlisle Cos., Inc.	6,750	1,054,215
Oil & Gas — 1.0%
Pioneer Natural Resources Co.	8,389	955,423
Packaging and Containers — 1.8%
Graphic Packaging Holding Co.	101,756	1,723,747
Pharmaceuticals — 0.8%
Henry Schein, Inc.*	11,401	762,271
Retail — 6.0%
AutoZone, Inc.*	632	749,198
Casey's General Stores, Inc.	8,280	1,478,974
MSC Industrial Direct Co., Inc., Class A	13,493	1,138,674
O'Reilly Automotive, Inc.*	1,298	587,436
Qurate Retail, Inc., Class A	81,626	895,437
Ross Stores, Inc.	6,816	837,073
		5,686,792
Savings & Loans — 1.3%
Washington Federal, Inc.	46,966	1,208,905

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.3%
Analog Devices, Inc.	3,319	$ 490,316
Maxim Integrated Products, Inc.	18,827	1,669,013
		2,159,329
Software — 7.3%
CDK Global, Inc.	33,161	1,718,735
Cerner Corp.	14,067	1,103,978
Citrix Systems, Inc.	10,819	1,407,552
Electronic Arts, Inc.	11,974	1,719,466
Synopsys, Inc.*	3,628	940,523
		6,890,254
Telecommunications — 0.8%
Motorola Solutions, Inc.	4,511	767,141
Trucking and Leasing — 2.1%
GATX Corp.	23,803	1,979,933
TOTAL COMMON STOCKS (Cost $64,381,565)		82,496,432

REAL ESTATE INVESTMENT TRUSTS — 11.9%
Apartments — 1.9%
Camden Property Trust	17,709	1,769,483
Building & Real Estate — 2.8%
Equity LifeStyle Properties, Inc.	42,198	2,673,665
Diversified — 1.6%
Lamar Advertising Co., Class A	18,236	1,517,600
Hotels & Resorts — 0.6%
Apple Hospitality REIT, Inc.	43,590	562,747
Industrial — 1.4%
Americold Realty Trust	36,417	1,359,447
Office Property — 1.7%
Equity Commonwealth	58,955	1,608,293
Storage & Warehousing — 1.9%
Public Storage	7,685	1,774,697
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,031,654)		11,265,932

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $1,560,819)	1,560,819	1,560,819
TOTAL INVESTMENTS — 100.6% (Cost $75,974,038)		$ 95,323,183
Other Assets & Liabilities — (0.6)%		(561,300)
TOTAL NET ASSETS — 100.0%		$ 94,761,883

†	See Security Valuation Note.
*	Non-income producing security.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Country Weightings as of 12/31/2020††
United States	92%
Bermuda	4
Israel	2
Canada	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$82,496,432	$82,496,432	$—	$—
Real Estate Investment Trusts	11,265,932	11,265,932	—	—
Short-Term Investments	1,560,819	1,560,819	—	—
Total Investments	$ 95,323,183	$ 95,323,183	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.0%
Aerospace & Defense — 2.1%
BAE Systems PLC	134,735	$ 898,517
General Dynamics Corp.	6,947	1,033,853
		1,932,370
Airlines — 1.7%
Southwest Airlines Co.	34,158	1,592,104
Auto Manufacturers — 2.7%
Cummins, Inc.	2,592	588,643
Honda Motor Co., Ltd., ADR	33,511	946,686
PACCAR, Inc.	11,225	968,493
		2,503,822
Auto Parts & Equipment — 1.4%
Aptiv PLC	4,784	623,307
BorgWarner, Inc.	18,748	724,423
		1,347,730
Banks — 9.8%
Commerce Bancshares, Inc.	16,909	1,110,921
Eastern Bankshares, Inc.*	14,425	235,272
M&T Bank Corp.	5,919	753,489
Northern Trust Corp.	24,229	2,256,689
State Street Corp.	8,493	618,120
The Bank of New York Mellon Corp.	38,468	1,632,582
The PNC Financial Services Group, Inc.	4,454	663,646
Truist Financial Corp.	25,945	1,243,544
Westamerica BanCorp	12,642	698,976
		9,213,239
Building Materials — 1.4%
Johnson Controls International PLC	27,790	1,294,736
Computers — 1.3%
HP, Inc.	50,922	1,252,172
Diversified Financial Services — 2.5%
Ameriprise Financial, Inc.	6,656	1,293,461
T. Rowe Price Group, Inc.	6,754	1,022,488
		2,315,949
Electric — 6.3%
Ameren Corp.	4,819	376,171
Edison International	22,433	1,409,241
Evergy, Inc.	9,957	552,713
Eversource Energy	1,431	123,796
NorthWestern Corp.	22,373	1,304,570
Pinnacle West Capital Corp.	19,343	1,546,473
Xcel Energy, Inc.	8,587	572,495
		5,885,459
Electrical Components & Equipment — 2.3%
Emerson Electric Co.	27,352	2,198,280
Electronics — 4.3%
Hubbell, Inc.	9,600	1,505,184
nVent Electric PLC	72,416	1,686,569
	Number of Shares	Value†

Electronics — (continued)
TE Connectivity Ltd.	6,929	$ 838,894
		4,030,647
Environmental Control — 1.6%
Republic Services, Inc.	15,480	1,490,724
Food — 7.9%
Conagra Brands, Inc.	41,166	1,492,679
Kellogg Co.	14,486	901,464
Koninklijke Ahold Delhaize N.V.	56,135	1,583,643
Mondelez International, Inc., Class A	7,490	437,941
Orkla ASA	80,092	813,129
Sysco Corp.	11,296	838,841
The J.M. Smucker Co.	11,472	1,326,163
		7,393,860
Food Service — 1.1%
Sodexo S.A.	12,258	1,036,705
Forest Products & Paper — 1.3%
Mondi PLC	52,840	1,238,140
Gas — 1.7%
Atmos Energy Corp.	8,391	800,753
Spire, Inc.	11,859	759,450
		1,560,203
Healthcare Products — 5.0%
Envista Holdings Corp.*	32,593	1,099,362
Hill-Rom Holdings, Inc.	5,345	523,649
Hologic, Inc.*	4,978	362,548
Zimmer Biomet Holdings, Inc.	17,488	2,694,726
		4,680,285
Healthcare Services — 3.2%
Quest Diagnostics, Inc.	11,588	1,380,942
Universal Health Services, Inc., Class B	12,140	1,669,250
		3,050,192
Household Products & Wares — 0.8%
Kimberly-Clark Corp.	5,253	708,262
Insurance — 5.9%
Aflac, Inc.	28,137	1,251,252
Arthur J. Gallagher & Co.	5,707	706,013
Brown & Brown, Inc.	3,650	173,047
Chubb Ltd.	14,203	2,186,126
Reinsurance Group of America, Inc.	11,061	1,281,970
		5,598,408
Internet — 1.6%
F5 Networks, Inc.*	8,526	1,500,064
Leisure Time — 0.6%
Polaris, Inc.	6,322	602,360
Machinery — Construction & Mining — 1.1%
Oshkosh Corp.	12,407	1,067,870

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 0.6%
Crane Co.	6,984	$ 542,377
Media — 1.2%
Fox Corp., Class B	37,673	1,087,996
Miscellaneous Manufacturing — 2.0%
IMI PLC	67,310	1,072,613
Textron, Inc.	17,394	840,652
		1,913,265
Oil & Gas — 1.9%
Cimarex Energy Co.	14,602	547,721
ConocoPhillips	31,163	1,246,208
		1,793,929
Oil & Gas Services — 0.3%
Baker Hughes Co.	12,961	270,237
Packaging and Containers — 3.3%
Graphic Packaging Holding Co.	48,341	818,897
Packaging Corp. of America	5,779	796,982
Sonoco Products Co.	25,409	1,505,483
		3,121,362
Pharmaceuticals — 4.6%
Becton Dickinson and Co.	4,125	1,032,158
Cardinal Health, Inc.	22,421	1,200,869
Henry Schein, Inc.*	15,049	1,006,176
McKesson Corp.	6,057	1,053,433
		4,292,636
Retail — 4.6%
Advance Auto Parts, Inc.	9,026	1,421,685
Dollar Tree, Inc.*	8,428	910,561
Genuine Parts Co.	9,459	949,968
MSC Industrial Direct Co., Inc., Class A	12,970	1,094,538
		4,376,752
Savings & Loans — 0.6%
Capitol Federal Financial, Inc.	42,647	533,088
Semiconductors — 1.7%
Applied Materials, Inc.	12,850	1,108,955
Maxim Integrated Products, Inc.	5,034	446,264
Microchip Technology, Inc.	415	57,316
		1,612,535
Software — 2.0%
Cerner Corp.	17,152	1,346,089
Open Text Corp.	11,320	514,607
		1,860,696
Telecommunications — 1.0%
Rogers Communications, Inc., Class B	20,845	970,441
Textiles — 0.2%
Mohawk Industries, Inc.*	1,388	195,639
Transportation — 1.4%
Heartland Express, Inc.	40,304	729,502
	Number of Shares	Value†

Transportation — (continued)
Norfolk Southern Corp.	2,613	$ 620,875
		1,350,377
TOTAL COMMON STOCKS (Cost $75,973,624)		87,414,911

REAL ESTATE INVESTMENT TRUSTS — 4.0%
Diversified — 0.9%
Weyerhaeuser Co.	25,346	849,852
Healthcare — 2.1%
Healthcare Trust of America, Inc., Class A	19,707	542,731
Healthpeak Properties, Inc.	29,217	883,230
Welltower, Inc.	8,064	521,095
		1,947,056
Hotels & Resorts — 1.0%
MGM Growth Properties LLC, Class A	30,936	968,297
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,201,910)		3,765,205

EXCHANGE TRADED FUNDS — 2.3%
Investment Companies — 2.3%
iShares Russell Mid-Cap Value ETF (Cost $1,927,073)	22,471	2,178,788

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $596,973)	596,973	596,973
TOTAL INVESTMENTS — 99.9% (Cost $81,699,580)		$ 93,955,877
Other Assets & Liabilities — 0.1%		120,936
TOTAL NET ASSETS — 100.0%		$ 94,076,813

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
ASA— Allmennaksjeselskap.
ETF— Exchange-Traded Fund.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Core Value Fund
Country Weightings as of 12/31/2020††
United States	84%
United Kingdom	5
Switzerland	3
Netherlands	2
Canada	2
France	1
Japan	1
Other	2
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Aerospace & Defense	$ 1,932,370	$ 1,033,853	$ 898,517	$—
Airlines	1,592,104	1,592,104	—	—
Auto Manufacturers	2,503,822	2,503,822	—	—
Auto Parts & Equipment	1,347,730	1,347,730	—	—
Banks	9,213,239	9,213,239	—	—
Building Materials	1,294,736	1,294,736	—	—
Computers	1,252,172	1,252,172	—	—
Diversified Financial Services	2,315,949	2,315,949	—	—
Electric	5,885,459	5,885,459	—	—
Electrical Components & Equipment	2,198,280	2,198,280	—	—
Electronics	4,030,647	4,030,647	—	—
Environmental Control	1,490,724	1,490,724	—	—
Food	7,393,860	4,997,088	2,396,772	—
Food Service	1,036,705	—	1,036,705	—
Forest Products & Paper	1,238,140	—	1,238,140	—
Gas	1,560,203	1,560,203	—	—
Healthcare Products	4,680,285	4,680,285	—	—
Healthcare Services	3,050,192	3,050,192	—	—
Household Products & Wares	708,262	708,262	—	—
Insurance	5,598,408	5,598,408	—	—
Internet	1,500,064	1,500,064	—	—
Leisure Time	602,360	602,360	—	—
Machinery — Construction & Mining	1,067,870	1,067,870	—	—
Machinery — Diversified	542,377	542,377	—	—
Media	1,087,996	1,087,996	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Miscellaneous Manufacturing	$ 1,913,265	$ 840,652	$ 1,072,613	$—
Oil & Gas	1,793,929	1,793,929	—	—
Oil & Gas Services	270,237	270,237	—	—
Packaging and Containers	3,121,362	3,121,362	—	—
Pharmaceuticals	4,292,636	4,292,636	—	—
Retail	4,376,752	4,376,752	—	—
Savings & Loans	533,088	533,088	—	—
Semiconductors	1,612,535	1,612,535	—	—
Software	1,860,696	1,860,696	—	—
Telecommunications	970,441	970,441	—	—
Textiles	195,639	195,639	—	—
Transportation	1,350,377	1,350,377	—	—
Total Common Stocks	87,414,911	80,772,164	6,642,747	—
Real Estate Investment Trusts	3,765,205	3,765,205	—	—
Exchange Traded Funds	2,178,788	2,178,788	—	—
Short-Term Investments	596,973	596,973	—	—
Total Investments	$ 93,955,877	$ 87,313,130	$ 6,642,747	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 9,241	$ —	$ 9,241	$—
Total Assets—Other Financial Instruments	$ 9,241	$ —	$ 9,241	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(57,919)	$—	$(57,919)	$—
Total Liabilities—Other Financial Instruments	$ (57,919)	$ —	$ (57,919)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Mid Core Value Fund
Open forward foreign currency contracts held by Mid Core Value Fund at December 31, 2020 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Buy	Japanese Yen	Bank of America	3/31/2021	2,075,389	103.14350	$20,048	$20,121	$73	$—
Sell	Japanese Yen	Bank of America	3/31/2021	(61,783,113)	103.14350	(595,729)	(599,001)	—	(3,272)
Buy	Euro	Credit Suisse	3/31/2021	63,472	0.81687	77,430	77,701	271	—
Sell	Euro	Credit Suisse	3/31/2021	(1,919,516)	0.81687	(2,356,972)	(2,349,834)	7,138	—
Sell	Norwegian Krone	Goldman Sachs	3/31/2021	(5,926,888)	8.57727	(682,171)	(690,999)	—	(8,828)
Buy	Pound Sterling	JPMorgan	3/31/2021	58,016	0.73085	77,623	79,382	1,759	—
Sell	Pound Sterling	JPMorgan	3/31/2021	(2,078,365)	0.73085	(2,798,731)	(2,843,765)	—	(45,034)
Sell	Canadian Dollar	Morgan Stanley	3/31/2021	(1,059,906)	1.27260	(832,081)	(832,866)	—	(785)
	Total							$9,241	$(57,919)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 100.3%
Aerospace & Defense — 3.3%
Aerojet Rocketdyne Holdings, Inc.*	22,312	$ 1,179,189
HEICO Corp., Class A	5,965	698,263
Teledyne Technologies, Inc.*	3,252	1,274,719
		3,152,171
Apparel — 1.3%
Deckers Outdoor Corp.*	4,319	1,238,603
Auto Parts & Equipment — 0.5%
Fox Factory Holding Corp.*	4,999	528,444
Beverages — 0.8%
The Boston Beer Co., Inc., Class A*	757	752,678
Biotechnology — 12.0%
Allogene Therapeutics, Inc.*	10,684	269,664
Alnylam Pharmaceuticals, Inc.*	5,479	712,106
Arena Pharmaceuticals, Inc.*	6,858	526,900
Argenx S.E., ADR*	2,167	637,293
Atea Pharmaceuticals, Inc.*	7,365	307,710
Beam Therapeutics, Inc.*	22,113	1,805,305
Berkeley Lights, Inc.*	4,444	397,338
Certara, Inc.*	7,503	253,001
Exelixis, Inc.*	36,556	733,679
Guardant Health, Inc.*	14,964	1,928,560
Halozyme Therapeutics, Inc.*	28,384	1,212,281
Relay Therapeutics, Inc.*	6,902	286,847
Seer, Inc.*	3,740	209,964
Turning Point Therapeutics, Inc.*	3,799	462,908
Twist Bioscience Corp.*	1,925	271,983
Ultragenyx Pharmaceutical, Inc.*	6,568	909,208
Y-mAbs Therapeutics, Inc.*	11,262	557,582
		11,482,329
Building Materials — 1.5%
Lennox International, Inc.	1,998	547,392
The AZEK Co., Inc*	22,161	852,091
		1,399,483
Chemicals — 2.5%
Ashland Global Holdings, Inc.	9,624	762,221
RPM International, Inc.	17,569	1,594,914
		2,357,135
Commercial Services — 4.0%
Avalara, Inc.*	10,224	1,685,835
Booz Allen Hamilton Holding Corp.	13,179	1,148,945
Shift4 Payments, Inc., Class A*	13,782	1,039,163
		3,873,943
Computers — 3.9%
Lumentum Holdings, Inc.*	6,399	606,625
Rapid7, Inc.*	14,979	1,350,507
Varonis Systems, Inc.*	4,280	700,251
Zscaler, Inc.*	5,553	1,108,989
		3,766,372
	Number of Shares	Value†

Distribution & Wholesale — 2.2%
Pool Corp.	2,940	$ 1,095,150
SiteOne Landscape Supply, Inc.*	6,153	976,050
		2,071,200
Diversified Financial Services — 0.4%
Tradeweb Markets, Inc., Class A	6,072	379,196
Electrical Components & Equipment — 3.0%
Generac Holdings, Inc.*	7,734	1,758,789
Novanta, Inc.*	9,579	1,132,429
		2,891,218
Electronics — 4.1%
Allegion PLC	8,998	1,047,187
Badger Meter, Inc.	10,612	998,165
PerkinElmer, Inc.	13,018	1,868,083
		3,913,435
Energy-Alternate Sources — 1.1%
Enphase Energy, Inc.*	6,069	1,064,927
Engineering & Construction — 0.9%
Jacobs Engineering Group, Inc.	7,799	849,779
Entertainment — 0.5%
Churchill Downs, Inc.	2,553	497,299
Food — 0.4%
Beyond Meat, Inc.*	2,901	362,625
Hand & Machine Tools — 1.6%
Colfax Corp.*	40,935	1,565,354
Healthcare Products — 9.2%
10X Genomics, Inc., Class A*	5,779	818,306
Bio-Techne Corp.	4,395	1,395,632
Castle Biosciences, Inc.*	8,301	557,412
iRhythm Technologies, Inc.*	2,423	574,760
Neogen Corp.*	6,254	495,942
Nevro Corp.*	5,232	905,659
Repligen Corp.*	4,614	884,181
Tandem Diabetes Care, Inc.*	8,933	854,710
Teleflex, Inc.	2,672	1,099,715
West Pharmaceutical Services, Inc.	4,305	1,219,650
		8,805,967
Healthcare Services — 1.8%
American Well Corp., Class A*	14,728	373,060
Molina Healthcare, Inc.*	6,282	1,336,056
		1,709,116
Household Products & Wares — 1.5%
Avery Dennison Corp.	4,290	665,422
The Scotts Miracle-Gro Co.	4,012	798,950
		1,464,372
Insurance — 0.7%
Kinsale Capital Group, Inc.	3,422	684,845

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 4.2%
Anaplan, Inc.*	6,816	$ 489,729
Etsy, Inc.*	7,733	1,375,778
Zendesk, Inc.*	14,949	2,139,501
		4,005,008
Leisure Time — 1.5%
Brunswick Corp.	10,946	834,523
YETI Holdings, Inc.*	9,534	652,793
		1,487,316
Lodging — 0.9%
Choice Hotels International, Inc.	8,068	861,098
Machinery — Diversified — 2.6%
Chart Industries, Inc.*	4,110	484,117
IDEX Corp.	5,845	1,164,324
Xylem, Inc.	8,024	816,763
		2,465,204
Metal Fabricate/Hardware — 1.2%
RBC Bearings, Inc.*	6,625	1,186,140
Pharmaceuticals — 4.2%
Agios Pharmaceuticals, Inc.*	16,692	723,264
Elanco Animal Health, Inc.*	26,665	817,816
Neurocrine Biosciences, Inc.*	12,379	1,186,527
Sarepta Therapeutics, Inc.*	7,803	1,330,334
		4,057,941
Retail — 6.8%
Five Below, Inc.*	7,318	1,280,504
Floor & Decor Holdings, Inc., Class A*	13,142	1,220,235
Freshpet, Inc.*	7,270	1,032,267
Ollie's Bargain Outlet Holdings, Inc.*	4,910	401,491
RH*	2,264	1,013,185
Texas Roadhouse, Inc.	11,165	872,656
Vroom, Inc.*	7,185	294,369
Wingstop, Inc.	3,140	416,207
		6,530,914
Semiconductors — 7.9%
Allegro MicroSystems, Inc.*	19,235	512,805
Brooks Automation, Inc.	6,240	423,384
Entegris, Inc.	17,268	1,659,455
Lattice Semiconductor Corp.*	12,120	555,339
MKS Instruments, Inc.	8,820	1,326,969
Monolithic Power Systems, Inc.	4,449	1,629,357
Teradyne, Inc.	12,426	1,489,753
		7,597,062
Software — 13.1%
Bandwidth, Inc., Class A*	4,316	663,240
Bill.com Holdings, Inc.*	5,848	798,252
Blackline, Inc.*	9,447	1,260,041
Cloudflare, Inc., Class A*	12,946	983,767
Dynatrace, Inc.*	33,215	1,437,213
Elastic N.V.*	10,677	1,560,230
HubSpot, Inc.*	4,973	1,971,496
	Number of Shares	Value†

Software — (continued)
JFrog Ltd.*	10,757	$ 675,862
MongoDB, Inc.*	3,943	1,415,695
nCino, Inc.*	5,244	379,718
Sumo Logic, Inc.*	18,861	539,047
Vertex, Inc., Class A*	25,821	899,862
		12,584,423
Transportation — 0.7%
XPO Logistics, Inc.*	5,867	699,346
TOTAL COMMON STOCKS (Cost $67,983,571)		96,284,943

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $1,063,569)	1,063,569	1,063,569
TOTAL INVESTMENTS — 101.4% (Cost $69,047,140)		$ 97,348,512
Other Assets & Liabilities — (1.4)%		(1,338,702)
TOTAL NET ASSETS — 100.0%		$ 96,009,810

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2020††
United States	97%
Ireland	1
Israel	1
Netherlands	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$96,284,943	$96,284,943	$—	$—
Short-Term Investments	1,063,569	1,063,569	—	—
Total Investments	$ 97,348,512	$ 97,348,512	$ —	$ —

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Growth Fund
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 92.6%
Aerospace & Defense — 1.0%
AAR Corp.	15,960	$ 578,071
Airlines — 2.0%
Alaska Air Group, Inc.	10,413	541,476
SkyWest, Inc.	15,650	630,852
		1,172,328
Apparel — 5.1%
Kontoor Brands, Inc.	14,870	603,127
Ralph Lauren Corp.	7,510	779,088
Skechers U.S.A., Inc., Class A*	11,640	418,342
Steven Madden Ltd.	17,720	625,870
Tapestry, Inc.	16,900	525,252
		2,951,679
Auto Parts & Equipment — 3.4%
Cooper Tire & Rubber Co.	11,741	475,510
Dana, Inc.	38,712	755,658
Lear Corp.	4,623	735,196
		1,966,364
Banks — 11.6%
Associated Banc-Corp.	23,223	395,952
BankUnited, Inc.	22,875	795,593
Comerica, Inc.	12,845	717,522
First Citizens BancShares, Inc., Class A	1,591	913,664
Synovus Financial Corp.	24,520	793,712
Texas Capital Bancshares, Inc.*	12,357	735,242
Umpqua Holdings Corp.	33,494	507,099
Webster Financial Corp.	17,492	737,288
Wintrust Financial Corp.	8,260	504,603
Zions Bancorp NA	13,101	569,107
		6,669,782
Beverages — 0.6%
Primo Water Corp.	23,918	375,034
Building Materials — 0.8%
Masonite International Corp.*	4,954	487,176
Chemicals — 3.0%
GCP Applied Technologies, Inc.*	13,718	324,431
Innospec, Inc.	3,387	307,302
Orion Engineered Carbons S.A.	35,206	603,431
Westlake Chemical Corp.	6,469	527,870
		1,763,034
Commercial Services — 2.4%
Robert Half International, Inc.	11,849	740,326
United Rentals, Inc.*	2,730	633,114
		1,373,440
Computers — 2.6%
Genpact Ltd.	10,542	436,017
NCR Corp.*	19,441	730,398
NetScout Systems, Inc.*	12,339	338,336
		1,504,751
	Number of Shares	Value†

Diversified Financial Services — 3.4%
Moelis & Co., Class A	16,379	$ 765,882
OneMain Holdings, Inc.	10,624	511,652
Stifel Financial Corp.	13,710	691,806
		1,969,340
Electric — 1.3%
IDACORP, Inc.	6,219	597,211
PNM Resources, Inc.	2,719	131,953
		729,164
Electrical Components & Equipment — 1.5%
Belden, Inc.	13,994	586,349
EnerSys	3,516	292,039
		878,388
Electronics — 1.9%
Arrow Electronics, Inc.*	5,620	546,826
Vishay Intertechnology, Inc.	25,703	532,309
		1,079,135
Engineering & Construction — 1.4%
AECOM*	16,900	841,282
Food — 3.0%
Nomad Foods Ltd.*	19,661	499,782
The Hain Celestial Group, Inc.*	19,128	767,989
US Foods Holding Corp.*	13,502	449,752
		1,717,523
Gas — 0.8%
Southwest Gas Holdings, Inc.	7,832	475,794
Hand & Machine Tools — 3.1%
Kennametal, Inc.	21,234	769,520
Regal Beloit Corp.	8,434	1,035,780
		1,805,300
Healthcare Services — 1.6%
MEDNAX, Inc.*	25,910	635,831
Molina Healthcare, Inc.*	1,347	286,480
		922,311
Home Builders — 2.9%
KB Home	15,890	532,633
PulteGroup, Inc.	16,930	730,021
Taylor Morrison Home Corp.*	16,364	419,737
		1,682,391
Home Furnishings — 1.1%
Herman Miller, Inc.	18,350	620,230
Insurance — 7.0%
American Financial Group, Inc.	6,488	568,479
Essent Group Ltd.	8,968	387,418
Everest Re Group Ltd.	3,217	753,067
Reinsurance Group of America, Inc.	5,125	593,987
Selective Insurance Group, Inc.	6,960	466,181
The Hanover Insurance Group, Inc.	5,234	611,959

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Voya Financial, Inc.	11,000	$ 646,910
		4,028,001
Internet — 0.8%
Criteo S.A., ADR*	21,798	447,077
Iron & Steel — 2.2%
Carpenter Technology Corp.	15,267	444,575
Reliance Steel & Aluminum Co.	6,911	827,592
		1,272,167
Leisure Time — 1.1%
Brunswick Corp.	8,027	611,978
Lodging — 1.0%
Hilton Grand Vacations, Inc.*	18,730	587,186
Machinery — Construction & Mining — 1.6%
Oshkosh Corp.	10,600	912,342
Machinery — Diversified — 1.2%
Crane Co.	3,112	241,678
The Middleby Corp.*	2,160	278,467
Welbilt, Inc.*	11,249	148,487
		668,632
Media — 0.3%
Houghton Mifflin Harcourt Co.*	50,599	168,495
Miscellaneous Manufacturing — 2.4%
Hillenbrand, Inc.	15,220	605,756
Trinseo S.A.	14,877	761,851
		1,367,607
Oil & Gas — 2.1%
Cimarex Energy Co.	11,524	432,265
HollyFrontier Corp.	29,261	756,397
		1,188,662
Oil & Gas Services — 1.5%
Dril-Quip, Inc.*	15,119	447,825
MRC Global, Inc.*	59,803	396,494
		844,319
Packaging and Containers — 2.4%
Graphic Packaging Holding Co.	41,050	695,387
Sealed Air Corp.	14,602	668,626
		1,364,013
Retail — 3.7%
Foot Locker, Inc.	18,131	733,218
Papa John's International, Inc.	4,650	394,552
The Gap, Inc.	25,940	523,729
Williams-Sonoma, Inc.	4,564	464,798
		2,116,297
Savings & Loans — 1.3%
Sterling Bancorp	41,842	752,319
	Number of Shares	Value†

Semiconductors — 1.6%
Kulicke & Soffa Industries, Inc.	16,901	$ 537,621
MaxLinear, Inc.*	10,968	418,868
		956,489
Software — 2.7%
Change Healthcare, Inc.*	47,380	883,637
CommVault Systems, Inc.*	12,293	680,663
		1,564,300
Telecommunications — 0.8%
Amdocs Ltd.	6,611	468,918
Transportation — 3.1%
Knight-Swift Transportation Holdings, Inc.	20,242	846,520
XPO Logistics, Inc.*	7,933	945,614
		1,792,134
Trucking and Leasing — 1.3%
GATX Corp.	8,800	731,984
TOTAL COMMON STOCKS (Cost $45,723,596)		53,405,437

REAL ESTATE INVESTMENT TRUSTS — 8.4%
Apartments — 2.2%
American Campus Communities, Inc.	13,712	586,462
Camden Property Trust	7,030	702,438
		1,288,900
Healthcare — 1.0%
Physicians Realty Trust	33,855	602,619
Hotels & Resorts — 2.0%
MGM Growth Properties LLC, Class A	21,979	687,943
RLJ Lodging Trust	33,562	474,902
		1,162,845
Industrial — 1.1%
STAG lndustrial, Inc.	19,535	611,836
Office Property — 0.9%
Cousins Properties, Inc.	15,130	506,855
Storage & Warehousing — 1.2%
CubeSmart	19,704	662,252
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,399,531)		4,835,307

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
SMID Cap Value Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $950,743)	950,743	$ 950,743
TOTAL INVESTMENTS — 102.6% (Cost $51,073,870)		$ 59,191,487
Other Assets & Liabilities — (2.6)%		(1,519,752)
TOTAL NET ASSETS — 100.0%		$ 57,671,735

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
LLC— Limited Liability Company.
NA— National Association.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2020††
United States	95%
Bermuda	1
Luxembourg	1
Singapore	1
United Kingdom	1
France	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$53,405,437	$53,405,437	$—	$—
Real Estate Investment Trusts	4,835,307	4,835,307	—	—
Short-Term Investments	950,743	950,743	—	—
Total Investments	$ 59,191,487	$ 59,191,487	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 100.9%
Advertising — 1.2%
The Trade Desk, Inc., Class A*	2,181	$ 1,746,981
Aerospace & Defense — 0.0%
HEICO Corp., Class A	442	51,740
Apparel — 0.4%
Carter's, Inc.	6,203	583,516
Auto Parts & Equipment — 0.8%
Visteon Corp.*	9,542	1,197,712
Banks — 0.6%
Walker & Dunlop, Inc.	9,892	910,262
Biotechnology — 7.5%
ACADIA Pharmaceuticals, Inc.*	10,589	566,088
Amicus Therapeutics, Inc.*	37,694	870,354
Ascendis Pharma A/S, ADR*	4,277	713,318
Emergent BioSolutions, Inc.*	7,913	709,005
Fate Therapeutics, Inc.*	13,420	1,220,281
FibroGen, Inc.*	12,694	470,820
Global Blood Therapeutics, Inc.*	14,265	617,817
Insmed, Inc.*	23,470	781,316
Ligand Pharmaceuticals, Inc.*	11,947	1,188,129
NeoGenomics, Inc.*	34,978	1,883,216
Relay Therapeutics, Inc.*	10,429	433,429
Rocket Pharmaceuticals, Inc.*	9,122	500,251
Sage Therapeutics, Inc.*	7,726	668,376
		10,622,400
Building Materials — 0.5%
Summit Materials, Inc., Class A*	33,883	680,371
Chemicals — 2.7%
H.B. Fuller Co.	11,839	614,207
Rogers Corp.*	5,199	807,353
Sensient Technologies Corp.	32,479	2,395,976
		3,817,536
Commercial Services — 7.7%
Alarm.com Holdings, Inc.*	13,062	1,351,264
Avalara, Inc.*	10,000	1,648,900
Cimpress PLC*	4,661	408,956
Euronet Worldwide, Inc.*	10,608	1,537,312
HealthEquity, Inc.*	10,476	730,282
Shift4 Payments, Inc., Class A*	4,692	353,777
Stride, Inc.*	33,558	712,436
Terminix Global Holdings, Inc.*	43,920	2,240,359
TriNet Group, Inc.*	13,350	1,076,010
WEX, Inc.*	4,755	967,785
		11,027,081
Computers — 2.8%
Cubic Corp.	12,641	784,247
MAXIMUS, Inc.	8,732	639,095
NCR Corp.*	28,054	1,053,989
WNS Holdings Ltd., ADR*	21,796	1,570,402
		4,047,733
	Number of Shares	Value†

Diversified Financial Services — 2.7%
Cboe Global Markets, Inc.	10,076	$ 938,277
LendingTree, Inc.*	3,283	898,853
LPL Financial Holdings, Inc.	19,745	2,057,824
		3,894,954
Electric — 0.5%
NRG Energy, Inc.	20,197	758,397
Electrical Components & Equipment — 1.5%
EnerSys	14,201	1,179,535
Novanta, Inc.*	7,762	917,624
		2,097,159
Electronics — 3.2%
Brady Corp., Class A	30,642	1,618,511
Itron, Inc.*	10,317	989,400
National Instruments Corp.	16,026	704,182
OSI Systems, Inc.*	12,572	1,171,962
		4,484,055
Engineering & Construction — 0.7%
frontdoor, Inc.*	20,377	1,023,129
Entertainment — 0.4%
Manchester United PLC, Class A	30,270	506,720
Environmental Control — 0.5%
Montrose Environmental Group, Inc.*	21,068	652,265
Food — 2.8%
BellRing Brands, Inc., Class A*	25,317	615,456
Hostess Brands, Inc.*	65,992	966,123
Laird Superfood, Inc.*	33,521	1,586,214
Premium Brands Holdings Corp.	9,888	782,479
		3,950,272
Healthcare Products — 9.1%
Bio-Techne Corp.	4,204	1,334,980
Bruker Corp.	27,158	1,470,063
Cantel Medical Corp.	11,514	907,994
Eargo, Inc.*	8,925	400,019
Glaukos Corp.*	14,265	1,073,584
Globus Medical, Inc., Class A*	27,069	1,765,440
ICU Medical, Inc.*	5,479	1,175,191
Integra LifeSciences Holdings Corp.*	36,521	2,370,943
Pulmonx Corp.*	11,222	774,542
Quidel Corp.*	2,218	398,464
STERIS PLC	7,215	1,367,531
		13,038,751
Healthcare Services — 3.7%
Catalent, Inc.*	40,177	4,181,221
Chemed Corp.	2,017	1,074,274
		5,255,495
Holding Companies — 4.2%
QuantumScape Corp.*	71,157	6,009,209

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — 0.5%
Thor Industries, Inc.	7,830	$ 728,112
Home Furnishings — 1.1%
The Lovesac Co.*	36,475	1,571,708
Household Products & Wares — 0.8%
Helen of Troy Ltd.*	4,186	930,087
Ontex Group N.V.*	17,174	230,886
		1,160,973
Insurance — 0.8%
RLI Corp.	10,914	1,136,693
Internet — 2.0%
ChannelAdvisor Corp.*	47,532	759,561
Zendesk, Inc.*	14,599	2,089,409
		2,848,970
Machinery — Diversified — 4.4%
CSW Industrials, Inc.	16,049	1,796,044
Gates Industrial Corp. PLC*	38,642	493,072
Hydrofarm Holdings Group, Inc.*	9,940	522,645
Kornit Digital Ltd.*	19,999	1,782,511
Nordson Corp.	5,752	1,155,864
Westinghouse Air Brake Technologies Corp.	6,472	473,750
		6,223,886
Metal Fabricate/Hardware — 1.2%
Rexnord Corp.	42,522	1,679,194
Miscellaneous Manufacturing — 2.6%
Carlisle Cos., Inc.	9,638	1,505,263
ITT, Inc.	16,820	1,295,476
Standex International Corp.	11,346	879,542
		3,680,281
Packaging and Containers — 2.3%
Crown Holdings, Inc.*	32,153	3,221,731
Pharmaceuticals — 4.0%
Eagle Pharmaceuticals, Inc.*	12,133	565,034
GW Pharmaceuticals PLC, ADR*	5,757	664,415
Heska Corp.*	4,870	709,315
Neurocrine Biosciences, Inc.*	11,679	1,119,432
Prestige Consumer Healthcare, Inc.*	22,499	784,540
Rhythm Pharmaceuticals, Inc.*	18,833	559,905
Sarepta Therapeutics, Inc.*	4,391	748,622
uniQure N.V.*	6,318	228,269
Vaxcyte, Inc.*	13,029	346,181
		5,725,713
Retail — 2.1%
Casey's General Stores, Inc.	4,556	813,793
National Vision Holdings, Inc.*	22,083	1,000,139
Vroom, Inc.*	7,724	316,452
Williams-Sonoma, Inc.	7,718	786,001
		2,916,385
	Number of Shares	Value†

Semiconductors — 3.1%
Cree, Inc.*	9,098	$ 963,478
Entegris, Inc.	19,450	1,869,145
ON Semiconductor Corp.*	49,845	1,631,427
		4,464,050
Software — 15.4%
ACI Worldwide, Inc.*	22,798	876,127
Blackbaud, Inc.	21,520	1,238,691
Broadridge Financial Solutions, Inc.	14,738	2,257,862
Clarivate PLC*	61,641	1,831,354
Dynatrace, Inc.*	18,968	820,745
Envestnet, Inc.*	13,851	1,139,799
Guidewire Software, Inc.*	7,065	909,477
Intelligent Systems Corp.*	19,684	789,525
J2 Global, Inc.*	11,359	1,109,661
LivePerson, Inc.*	25,717	1,600,369
Oak Street Health, Inc.*	6,647	406,531
RealPage, Inc.*	20,253	1,766,872
Sailpoint Technologies Holdings, Inc.*	33,421	1,779,334
SS&C Technologies Holdings, Inc.	35,763	2,601,758
The Descartes Systems Group, Inc.*	33,632	1,967,085
Vertex, Inc., Class A*	7,480	260,678
Yext, Inc.*	38,028	597,800
		21,953,668
Telecommunications — 4.6%
Nice Ltd., ADR*	15,190	4,306,973
PagerDuty, Inc.*	19,824	826,661
Vonage Holdings Corp.*	115,238	1,483,689
		6,617,323
Transportation — 2.5%
CryoPort, Inc.*	30,785	1,350,846
Saia, Inc.*	12,543	2,267,774
		3,618,620
TOTAL COMMON STOCKS (Cost $78,359,539)		143,903,045

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Diversified — 0.7%
Lamar Advertising Co., Class A (Cost $663,692)	12,095	1,006,546

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $785,316)	785,316	785,316
TOTAL INVESTMENTS — 102.2% (Cost $79,808,547)		$ 145,694,907
Other Assets & Liabilities — (2.2)%		(3,099,932)
TOTAL NET ASSETS — 100.0%		$ 142,594,975

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
Country Weightings as of 12/31/2020††
United States	90%
Israel	4
United Kingdom	2
Canada	2
India	1
Denmark	1
Total	100%
††	% of total investments as of December 31, 2020.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 1,746,981	$ 1,746,981	$ —	$—
Aerospace & Defense	51,740	51,740	—	—
Apparel	583,516	583,516	—	—
Auto Parts & Equipment	1,197,712	1,197,712	—	—
Banks	910,262	910,262	—	—
Biotechnology	10,622,400	10,622,400	—	—
Building Materials	680,371	680,371	—	—
Chemicals	3,817,536	3,817,536	—	—
Commercial Services	11,027,081	11,027,081	—	—
Computers	4,047,733	4,047,733	—	—
Diversified Financial Services	3,894,954	3,894,954	—	—
Electric	758,397	758,397	—	—
Electrical Components & Equipment	2,097,159	2,097,159	—	—
Electronics	4,484,055	4,484,055	—	—
Engineering & Construction	1,023,129	1,023,129	—	—
Entertainment	506,720	506,720	—	—
Environmental Control	652,265	652,265	—	—
Food	3,950,272	3,950,272	—	—
Healthcare Products	13,038,751	13,038,751	—	—
Healthcare Services	5,255,495	5,255,495	—	—
Holding Companies	6,009,209	—	6,009,209	—
Home Builders	728,112	728,112	—	—
Home Furnishings	1,571,708	1,571,708	—	—
Household Products & Wares	1,160,973	930,087	230,886	—
Insurance	1,136,693	1,136,693	—	—
Internet	2,848,970	2,848,970	—	—
Machinery — Diversified	6,223,886	6,223,886	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Metal Fabricate/Hardware	$ 1,679,194	$ 1,679,194	$ —	$—
Miscellaneous Manufacturing	3,680,281	3,680,281	—	—
Packaging and Containers	3,221,731	3,221,731	—	—
Pharmaceuticals	5,725,713	5,725,713	—	—
Retail	2,916,385	2,916,385	—	—
Semiconductors	4,464,050	4,464,050	—	—
Software	21,953,668	21,953,668	—	—
Telecommunications	6,617,323	6,617,323	—	—
Transportation	3,618,620	3,618,620	—	—
Total Common Stocks	143,903,045	137,662,950	6,240,095	—
Real Estate Investment Trusts	1,006,546	1,006,546	—	—
Short-Term Investments	785,316	785,316	—	—
Total Investments	$ 145,694,907	$ 139,454,812	$ 6,240,095	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 90.0%
Aerospace & Defense — 1.4%
AAR Corp.	26,595	$ 963,271
Ducommun, Inc.*	9,372	503,276
Kaman Corp.	17,908	1,023,084
		2,489,631
Agriculture — 1.4%
Darling Ingredients, Inc.*	44,655	2,575,700
Airlines — 0.6%
Allegiant Travel Co.	2,768	523,816
SkyWest, Inc.	14,763	595,097
		1,118,913
Apparel — 2.1%
Capri Holdings Ltd.*	24,652	1,035,384
Crocs, Inc.*	12,747	798,727
Deckers Outdoor Corp.*	309	88,615
Tapestry, Inc.	30,650	952,602
Wolverine World Wide, Inc.	25,989	812,156
		3,687,484
Auto Manufacturers — 0.2%
Navistar International Corp.*	5,533	243,231
Workhorse Group, Inc.*	9,779	193,428
		436,659
Auto Parts & Equipment — 1.5%
Adient PLC*	46,804	1,627,375
Cooper Tire & Rubber Co.	13,907	563,233
Visteon Corp.*	3,957	496,683
		2,687,291
Banks — 15.5%
Alerus Financial Corp.	6,140	168,052
Amalgamated Bank, Class A	12,122	166,556
Ameris Bancorp	36,704	1,397,321
Atlantic Union Bankshares Corp.	34,427	1,134,025
BancorpSouth Bank	43,150	1,184,036
Bank of Hawaii Corp.	3,908	299,431
Banner Corp.	24,106	1,123,099
Bryn Mawr Bank Corp.	2,656	81,260
Columbia Banking System, Inc.	36,533	1,311,535
Community Bank System, Inc.	19,280	1,201,337
ConnectOne Bancorp, Inc.	30,313	599,894
CVB Financial Corp.	56,661	1,104,889
FB Financial Corp.	25,762	894,714
First Financial Bankshares, Inc.	28,944	1,047,049
First Merchants Corp.	32,847	1,228,806
First Midwest Bancorp, Inc.	23,480	373,802
German American Bancorp, Inc.	14,837	490,956
Glacier Bancorp, Inc.	33,848	1,557,346
Great Western Bancorp, Inc.	21,480	448,932
Heritage Financial Corp.	22,005	514,697
Home BancShares, Inc.	42,047	819,076
Independent Bank Corp.	17,382	1,269,581
Lakeland Financial Corp.	20,600	1,103,748
PacWest Bancorp	17,163	435,940
	Number of Shares	Value†

Banks — (continued)
Pinnacle Financial Partners, Inc.	13,832	$ 890,781
Renasant Corp.	38,847	1,308,367
Sandy Spring Bancorp, Inc.	6,077	195,619
South State Corp.	22,166	1,602,602
The First of Long Island Corp.	6,702	119,631
Towne Bank	20,996	492,986
TriCo Bancshares	19,313	681,363
United Community Banks, Inc.	49,563	1,409,572
Walker & Dunlop, Inc.	13,303	1,224,142
		27,881,145
Beverages — 0.0%
Primo Water Corp.	4,377	68,631
Biotechnology — 0.4%
Arena Pharmaceuticals, Inc.*	7,590	583,140
Emergent BioSolutions, Inc.*	2,360	211,456
		794,596
Building Materials — 1.0%
Gibraltar Industries, Inc.*	10,456	752,205
Griffon Corp.	16,206	330,278
Summit Materials, Inc., Class A*	27,646	555,132
The AZEK Co., Inc*	3,607	138,689
		1,776,304
Chemicals — 1.5%
H.B. Fuller Co.	12,811	664,635
Kraton Corp.*	12,919	359,019
Quaker Chemical Corp.	1,212	307,109
Rogers Corp.*	6,904	1,072,122
Stepan Co.	707	84,359
Tronox Holdings PLC, Class A	13,284	194,212
		2,681,456
Coal — 0.1%
Warrior Met Coal, Inc.	7,778	165,827
Commercial Services — 3.4%
ABM Industries, Inc.	20,020	757,557
AMN Healthcare Services, Inc.*	8,841	603,398
ASGN, Inc.*	16,230	1,355,692
FTI Consulting, Inc.*	2,579	288,126
Green Dot Corp., Class A*	11,139	621,556
Herc Holdings, Inc.*	15,325	1,017,733
ICF International, Inc.	6,033	448,433
Laureate Education, Inc., Class A*	23,064	335,812
Rent-A-Center, Inc.	16,478	630,943
		6,059,250
Computers — 0.5%
Cubic Corp.	3,603	223,530
NetScout Systems, Inc.*	24,653	675,985
		899,515
Distribution & Wholesale — 1.9%
Avient Corp.	53,564	2,157,558

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Resideo Technologies, Inc.*	58,704	$ 1,248,047
		3,405,605
Diversified Financial Services — 2.6%
Hamilton Lane, Inc., Class A	9,311	726,724
Houlihan Lokey, Inc.	9,434	634,248
Oportun Financial Corp.*	9,221	178,611
PJT Partners, Inc., Class A	8,490	638,872
PROG Holdings, Inc.	11,619	625,916
Stifel Financial Corp.	34,931	1,762,618
Virtu Financial, Inc., Class A	7,890	198,591
		4,765,580
Electric — 2.6%
ALLETE, Inc.	16,568	1,026,222
Clearway Energy, Inc., Class A	9,796	289,472
IDACORP, Inc.	6,609	634,662
MGE Energy, Inc.	11,793	825,864
PNM Resources, Inc.	12,842	623,222
Portland General Electric Co.	28,502	1,219,031
		4,618,473
Electronics — 1.4%
Brady Corp., Class A	11,012	581,654
FARO Technologies, Inc.*	9,553	674,728
Knowles Corp.*	25,772	474,978
TTM Technologies, Inc.*	53,480	737,757
		2,469,117
Energy-Alternate Sources — 0.3%
Renewable Energy Group, Inc.*	6,919	490,004
Engineering & Construction — 3.7%
AECOM*	9,290	462,456
EMCOR Group, Inc.	10,403	951,458
KBR, Inc.	69,623	2,153,440
MasTec, Inc.*	24,163	1,647,433
TopBuild Corp.*	3,684	678,151
WillScot Mobile Mini Holdings Corp.*	36,193	838,592
		6,731,530
Entertainment — 2.7%
Caesars Entertainment, Inc.*	14,135	1,049,806
IMAX Corp.*	26,292	473,782
Live Nation Entertainment, Inc.*	1,387	101,917
Marriott Vacations Worldwide Corp.	10,142	1,391,685
Penn National Gaming, Inc.*	9,632	831,916
SeaWorld Entertainment, Inc.*	29,582	934,495
		4,783,601
Environmental Control — 0.3%
Casella Waste Systems, Inc., Class A*	9,571	592,923
Food — 2.3%
Hostess Brands, Inc.*	38,977	570,623
Performance Food Group Co.*	35,651	1,697,344
Sanderson Farms, Inc.	1,848	244,306
The Simply Good Foods Co.*	25,046	785,442
	Number of Shares	Value†

Food — (continued)
Utz Brands, Inc.	38,081	$ 840,067
		4,137,782
Forest Products & Paper — 0.1%
Domtar Corp.	4,338	137,298
Gas — 1.1%
Chesapeake Utilities Corp.	5,047	546,136
ONE Gas, Inc.	18,279	1,403,279
		1,949,415
Hand & Machine Tools — 1.2%
Colfax Corp.*	29,119	1,113,511
Kennametal, Inc.	30,980	1,122,715
		2,236,226
Healthcare Products — 1.9%
Avanos Medical, Inc.*	23,088	1,059,277
CONMED Corp.	8,510	953,120
Globus Medical, Inc., Class A*	1,383	90,199
LivaNova PLC*	7,461	493,993
Luminex Corp.	15,115	349,459
Merit Medical Systems, Inc.*	9,059	502,865
		3,448,913
Healthcare Services — 1.8%
Acadia Healthcare Co., Inc.*	18,108	910,108
Magellan Health, Inc.*	8,226	681,442
Syneos Health, Inc.*	10,002	681,436
Tenet Healthcare Corp.*	24,095	962,114
		3,235,100
Home Builders — 1.2%
KB Home	5,177	173,533
Meritage Homes Corp.*	12,621	1,045,271
Taylor Morrison Home Corp.*	35,940	921,861
		2,140,665
Home Furnishings — 0.1%
Sleep Number Corp.*	3,145	257,450
Household Products & Wares — 0.1%
Helen of Troy Ltd.*	1,136	252,408
Insurance — 5.1%
AMERISAFE, Inc.	7,792	447,495
BRP Group, Inc., Class A*	25,107	752,457
CNO Financial Group, Inc.	13,415	298,215
Enstar Group Ltd.*	4,516	925,283
Kemper Corp.	5,998	460,826
Kinsale Capital Group, Inc.	3,218	644,018
MGIC Investment Corp.	89,714	1,125,911
NMI Holdings, Inc., Class A*	33,246	753,022
Palomar Holdings, Inc.*	7,017	623,390
Primerica, Inc.	8,192	1,097,155
RLI Corp.	8,718	907,980
Selective Insurance Group, Inc.	18,061	1,209,726
		9,245,478

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 1.5%
Allegheny Technologies, Inc.*	29,524	$ 495,118
Cleveland-Cliffs, Inc.	116,763	1,700,069
Commercial Metals Co.	22,150	454,961
		2,650,148
Leisure Time — 0.4%
Callaway Golf Co.	18,258	438,374
Malibu Boats, Inc., Class A*	5,418	338,300
		776,674
Lodging — 1.3%
Boyd Gaming Corp.*	38,200	1,639,544
Wyndham Destinations, Inc.	16,032	719,196
		2,358,740
Machinery — Construction & Mining — 0.5%
Astec Industries, Inc.	15,489	896,503
Machinery — Diversified — 2.8%
Cactus, Inc., Class A	25,402	662,230
Chart Industries, Inc.*	12,072	1,421,961
CIRCOR International, Inc.*	12,219	469,698
Columbus McKinnon Corp.	18,135	697,109
SPX FLOW, Inc.*	19,603	1,136,190
Watts Water Technologies, Inc., Class A	5,635	685,780
		5,072,968
Media — 0.9%
Nexstar Media Group, Inc., Class A	9,034	986,423
TEGNA, Inc.	41,831	583,542
		1,569,965
Metal Fabricate/Hardware — 1.5%
Rexnord Corp.	46,410	1,832,731
The Timken Co.	11,007	851,501
		2,684,232
Mining — 2.2%
Alcoa Corp.*	25,673	591,763
Arconic Corp.*	53,922	1,606,876
Coeur Mining, Inc.*	67,150	695,002
Constellium S.E.*	62,798	878,544
Sandstorm Gold Ltd.*	29,882	214,254
		3,986,439
Miscellaneous Manufacturing — 0.6%
Federal Signal Corp.	30,294	1,004,852
Oil & Gas — 1.6%
Brigham Minerals, Inc., Class A	34,298	376,935
EQT Corp.	55,644	707,235
Viper Energy Partners LP	70,581	820,151
WPX Energy, Inc.*	118,785	968,098
		2,872,419
Oil & Gas Services — 0.9%
ChampionX Corp.*	101,137	1,547,396
	Number of Shares	Value†

Packaging and Containers — 0.5%
TriMas Corp.*	28,528	$ 903,482
Pharmaceuticals — 0.8%
Owens & Minor, Inc.	16,435	444,567
PRA Health Sciences, Inc.*	4,523	567,365
Prestige Consumer Healthcare, Inc.*	12,010	418,789
		1,430,721
Pipelines — 0.2%
Rattler Midstream LP	30,207	286,362
Real Estate — 0.3%
Kennedy-Wilson Holdings, Inc.	31,680	566,755
Retail — 4.9%
Abercrombie & Fitch Co., Class A	7,787	158,543
American Eagle Outfitters, Inc.	55,195	1,107,764
At Home Group, Inc.*	5,460	84,412
Beacon Roofing Supply, Inc.*	23,510	944,867
Big Lots, Inc.	2,024	86,890
BMC Stock Holdings, Inc.*	22,288	1,196,420
Brinker International, Inc.	20,485	1,158,836
Burlington Stores, Inc.*	394	103,051
FirstCash, Inc.	6,141	430,116
Five Below, Inc.*	1,167	204,202
Jack in the Box, Inc.	6,418	595,590
Lithia Motors, Inc., Class A	3,657	1,070,294
RH*	1,245	557,162
Sonic Automotive, Inc., Class A	11,879	458,173
Zumiez, Inc.*	16,356	601,574
		8,757,894
Savings & Loans — 1.9%
Brookline Bancorp, Inc.	47,728	574,645
OceanFirst Financial Corp.	38,447	716,268
Pacific Premier Bancorp, Inc.	29,882	936,203
Provident Financial Services, Inc.	10,696	192,100
Washington Federal, Inc.	35,984	926,228
		3,345,444
Semiconductors — 2.4%
Allegro MicroSystems, Inc.*	14,325	381,904
Cohu, Inc.	30,081	1,148,493
CTS Corp.	21,920	752,514
Onto Innovation, Inc.*	19,653	934,500
Semtech Corp.*	6,464	465,990
Silicon Laboratories, Inc.*	4,918	626,258
		4,309,659
Software — 1.8%
Allscripts Healthcare Solutions, Inc.*	42,696	616,530
Bottomline Technologies, Inc.*	12,104	638,365
Cloudera, Inc.*	51,625	718,104
ManTech International Corp., Class A	7,418	659,757
Verint Systems, Inc.*	9,186	617,115
		3,249,871

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.1%
InterDigital, Inc.	8,581	$ 520,695
Viavi Solutions, Inc.*	53,019	793,960
Vonage Holdings Corp.*	55,589	715,708
		2,030,363
Transportation — 1.5%
Air Transport Services Group, Inc.*	18,803	589,286
ArcBest Corp.	14,952	638,002
Golar LNG Ltd.*	51,026	491,891
Saia, Inc.*	5,849	1,057,499
		2,776,678
Water — 0.4%
SJW Group	9,281	643,730
TOTAL COMMON STOCKS (Cost $127,224,132)		161,941,265

REAL ESTATE INVESTMENT TRUSTS — 10.5%
Apartments — 0.1%
Preferred Apartment Communities, Inc., Class A	25,260	186,924
Building & Real Estate — 1.1%
PennyMac Mortgage Investment Trust	49,812	876,193
Two Harbors Investment Corp.	171,762	1,094,124
		1,970,317
Diversified — 0.4%
PS Business Parks, Inc.	5,297	703,812
Diversified Financial Services — 0.4%
KKR Real Estate Finance Trust, Inc.	45,618	817,475
Healthcare — 2.0%
Healthcare Realty Trust, Inc.	41,059	1,215,346
National Health Investors, Inc.	19,206	1,328,479
Physicians Realty Trust	56,687	1,009,029
		3,552,854
Hotels & Resorts — 1.9%
Park Hotels & Resorts, Inc.	45,740	784,441
Pebblebrook Hotel Trust	84,319	1,585,197
RLJ Lodging Trust	80,596	1,140,434
		3,510,072
Industrial — 1.6%
CyrusOne, Inc.	11,135	814,525
EastGroup Properties, Inc.	5,624	776,449
STAG lndustrial, Inc.	39,002	1,221,543
		2,812,517
Office Property — 0.8%
Highwoods Properties, Inc.	18,786	744,489
Hudson Pacific Properties, Inc.	25,597	614,840
		1,359,329
Real Estate — 0.3%
Safehold, Inc.	8,077	585,502
	Number of Shares	Value†

Storage & Warehousing — 1.3%
Life Storage, Inc.	10,767	$ 1,285,472
Terreno Realty Corp.	18,097	1,058,856
		2,344,328
Strip Centers — 0.6%
Acadia Realty Trust	81,502	1,156,513
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $19,770,979)		18,999,643

EXCHANGE TRADED FUNDS — 1.3%
Investment Companies — 1.3%
iShares Russell 2000 Value ETF (Cost $2,072,437)	17,704	2,332,502

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $2,660,266)	2,660,266	2,660,266
TOTAL INVESTMENTS — 103.3% (Cost $151,727,814)		$ 185,933,676
Other Assets & Liabilities — (3.3)%		(6,021,521)
TOTAL NET ASSETS — 100.0%		$ 179,912,155

†	See Security Valuation Note.
*	Non-income producing security.
ETF— Exchange-Traded Fund.
LP— Limited Partnership.
PLC— Public Limited Company.
S.E.— Societas Europaea.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Value Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$161,941,265	$161,941,265	$—	$—
Real Estate Investment Trusts	18,999,643	18,999,643	—	—
Exchange Traded Funds	2,332,502	2,332,502	—	—
Short-Term Investments	2,660,266	2,660,266	—	—
Total Investments	$ 185,933,676	$ 185,933,676	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 95.2%
Advertising — 0.1%
Boston Omaha Corp., Class A*	400	$ 11,060
Fluent, Inc.*	1,700	9,027
National CineMedia, Inc.	1,874	6,971
Quotient Technology, Inc.*	2,700	25,434
		52,492
Aerospace & Defense — 0.7%
AAR Corp.	1,069	38,719
Aerojet Rocketdyne Holdings, Inc.*	2,240	118,384
AeroVironment, Inc.*	618	53,704
Astronics Corp.*	795	10,518
Barnes Group, Inc.	1,465	74,261
Ducommun, Inc.*	300	16,110
Kaman Corp.	848	48,446
Kratos Defense & Security Solutions, Inc.*	3,722	102,094
Moog, Inc., Class A	891	70,656
National Presto Industries, Inc.	146	12,911
Park Aerospace Corp.	533	7,148
Triumph Group, Inc.	1,600	20,096
		573,047
Agriculture — 0.6%
Alico, Inc.	151	4,684
Cadiz, Inc.*	800	8,520
Darling Ingredients, Inc.*	5,067	292,265
Fresh Del Monte Produce, Inc.	1,016	24,455
Limoneira Co.	600	9,990
Tejon Ranch Co.*	825	11,921
The Andersons, Inc.	932	22,843
Turning Point Brands, Inc.	300	13,368
Universal Corp.	755	36,701
Vector Group Ltd.	4,157	48,429
Vital Farms, Inc.*	300	7,593
		480,769
Airlines — 0.3%
Allegiant Travel Co.	402	76,075
Hawaiian Holdings, Inc.	1,526	27,010
Mesa Air Group, Inc.*	900	6,021
SkyWest, Inc.	1,581	63,730
Spirit Airlines, Inc.*	3,100	75,795
		248,631
Apparel — 1.0%
Crocs, Inc.*	2,100	131,586
Deckers Outdoor Corp.*	882	252,940
Kontoor Brands, Inc.	1,600	64,896
Lakeland Industries, Inc.*	300	8,175
Oxford Industries, Inc.	508	33,279
Rocky Brands, Inc.	200	5,614
Steven Madden Ltd.	2,573	90,878
Superior Group of Cos, Inc.	400	9,296
Unifi, Inc.*	460	8,160
Urban Outfitters, Inc.*	2,100	53,760
Weyco Group, Inc.	200	3,168
	Number of Shares	Value†

Apparel — (continued)
Wolverine World Wide, Inc.	2,482	$ 77,563
		739,315
Auto Manufacturers — 0.2%
Blue Bird Corp.*	392	7,158
Navistar International Corp.*	1,600	70,336
REV Group, Inc.	1,000	8,810
Wabash National Corp.	1,800	31,014
Workhorse Group, Inc.*	2,900	57,362
		174,680
Auto Parts & Equipment — 1.4%
Adient PLC*	2,700	93,879
American Axle & Manufacturing Holdings, Inc.*	3,716	30,991
Cooper Tire & Rubber Co.	1,549	62,734
Cooper-Standard Holdings, Inc.*	600	20,802
Dana, Inc.	4,496	87,762
Dorman Products, Inc.*	857	74,405
Douglas Dynamics, Inc.	700	29,939
Fox Factory Holding Corp.*	1,300	137,423
Gentherm, Inc.*	1,068	69,655
Meritor, Inc.*	2,245	62,658
Methode Electronics, Inc.	1,060	40,577
Miller Industries, Inc.	343	13,041
Modine Manufacturing Co.*	1,577	19,807
Motorcar Parts of America, Inc.*	700	13,734
Standard Motor Products, Inc.	700	28,322
Telenav, Inc.*	1,000	4,700
Tenneco, Inc., Class A*	1,600	16,960
The Goodyear Tire & Rubber Co.	7,100	77,461
The Shyft Group, Inc.	1,000	28,380
Visteon Corp.*	800	100,416
XPEL, Inc.*	500	25,780
		1,039,426
Banks — 8.0%
1st Constitution Bancorp	400	6,348
1st Source Corp.	488	19,666
ACNB Corp.	200	5,000
Alerus Financial Corp.	400	10,948
Allegiance Bancshares, Inc.	600	20,478
Altabancorp	600	16,752
Amalgamated Bank, Class A	300	4,122
American National Bankshares, Inc.	400	10,484
Ameris Bancorp	2,012	76,597
Ames National Corp.	299	7,182
Arrow Financial Corp.	436	13,041
Atlantic Capital Bancshares, Inc.*	800	12,736
Atlantic Union Bankshares Corp.	2,407	79,287
Auburn National BanCorp, Inc.	100	4,169
BancFirst Corp.	620	36,394
Banco Latinoamericano de Comercio Exterior S.A.	1,110	17,571
BancorpSouth Bank	3,049	83,665
Bank First Corp.	200	12,964

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bank of Commerce Holdings	800	$ 7,920
Bank of Marin Bancorp	480	16,483
BankUnited, Inc.	2,900	100,862
Bankwell Financial Group, Inc.	300	5,865
Banner Corp.	1,100	51,249
Bar Harbor Bankshares	597	13,486
BayCom Corp.*	400	6,068
BCB Bancorp, Inc.	400	4,428
Bridge Bancorp, Inc.	507	12,259
Bridgewater Bancshares Inc.*	700	8,743
Bryn Mawr Bank Corp.	632	19,336
Business First Bancshares, Inc.	700	14,252
Byline Bancorp, Inc.	700	10,815
C&F Financial Corp.	100	3,711
Cadence BanCorp	4,006	65,779
California BanCorp*	300	4,668
Cambridge Bancorp	200	13,950
Camden National Corp.	539	19,285
Capital Bancorp, Inc.*	400	5,572
Capital City Bank Group, Inc.	469	11,528
Capstar Financial Holdings, Inc.	600	8,850
Carter Bankshares, Inc.	800	8,576
Cathay General Bancorp	2,350	75,647
CB Financial Services, Inc.	200	4,002
CBTX, Inc.	500	12,755
Central Pacific Financial Corp.	900	17,109
Central Valley Community Bancorp	400	5,956
Century Bancorp, Inc., Class A	69	5,338
Chemung Financial Corp.	100	3,395
ChoiceOne Financial Services, Inc.	300	9,243
CIT Group, Inc.	3,100	111,290
Citizens & Northern Corp.	356	7,063
Citizens Holding Co.	200	4,190
City Holding Co.	450	31,298
Civista Bancshares, Inc.	400	7,012
CNB Financial Corp.	474	10,091
Coastal Financial Corp.*	300	6,300
Codorus Valley Bancorp, Inc.	276	4,681
Colony Bankcorp, Inc.	300	4,395
Columbia Banking System, Inc.	2,168	77,831
Community Bank System, Inc.	1,637	102,002
Community Trust Bancorp, Inc.	483	17,895
ConnectOne Bancorp, Inc.	1,160	22,956
County Bancorp, Inc.	200	4,416
CrossFirst Bankshares, Inc.*	1,500	16,125
Customers Bancorp, Inc.*	980	17,816
CVB Financial Corp.	3,992	77,844
Eagle Bancorp, Inc.	1,073	44,315
Eastern Bankshares, Inc.*	5,200	84,812
Enterprise Bancorp, Inc.	313	7,997
Enterprise Financial Services Corp.	782	27,331
Equity Bancshares, Inc., Class A*	500	10,795
Esquire Financial Holdings, Inc.*	300	5,757
Evans Bancorp, Inc.	200	5,508
Farmers & Merchants Bancorp, Inc.	400	9,200
	Number of Shares	Value†

Banks — (continued)
Farmers National Banc Corp.	700	$ 9,289
FB Financial Corp.	886	30,771
Fidelity D&D Bancorp, Inc.	100	6,436
Financial Institutions, Inc.	440	9,900
First Bancorp	924	31,259
First BanCorp Puerto Rico	6,600	60,852
First Bank/Hamilton NJ	400	3,752
First Busey Corp.	1,713	36,915
First Business Financial Services, Inc.	200	3,682
First Choice Bancorp	300	5,547
First Commonwealth Financial Corp.	2,821	30,862
First Community Bankshares, Inc.	626	13,509
First Community Corp.	300	5,097
First Financial Bancorp	2,982	52,275
First Financial Bankshares, Inc.	4,004	144,845
First Financial Corp.	380	14,763
First Foundation, Inc.	1,200	24,000
First Guaranty Bancshares, Inc.	220	3,909
First Internet Bancorp	300	8,622
First Interstate BancSystem, Inc., Class A	1,287	52,471
First Merchants Corp.	1,630	60,978
First Mid Bancshares, Inc.	500	16,830
First Midwest Bancorp, Inc.	3,714	59,127
First Northwest Bancorp	200	3,120
First United Corp.	300	4,650
Flagstar Bancorp, Inc.	1,400	57,064
FNCB Bancorp, Inc.	800	5,120
Franklin Financial Services Corp.	200	5,406
Fulton Financial Corp.	4,803	61,094
FVCBankcorp, Inc.*	500	7,350
German American Bancorp, Inc.	838	27,729
Glacier Bancorp, Inc.	3,021	138,996
Great Southern Bancorp, Inc.	371	18,142
Great Western Bancorp, Inc.	1,600	33,440
Guaranty Bancshares, Inc.	300	8,985
Hancock Whitney Corp.	2,678	91,106
Hanmi Financial Corp.	913	10,353
HarborOne Bancorp, Inc.	1,877	20,384
Hawthorn Bancshares, Inc.	208	4,555
HBT Financial, Inc.	400	6,060
Heartland Financial USA, Inc.	1,117	45,093
Heritage Commerce Corp.	1,900	16,853
Heritage Financial Corp.	1,230	28,770
Hilltop Holdings, Inc.	2,342	64,428
Home BancShares, Inc.	4,735	92,238
HomeStreet, Inc.	600	20,250
Hope Bancorp, Inc.	3,467	37,825
Horizon Bancorp, Inc.	1,350	21,411
Howard Bancorp, Inc.*	500	5,905
Independent Bank Corp.	1,055	77,057
Independent Bank Corp.	800	14,776
Independent Bank Group, Inc.	1,150	71,898
International Bancshares Corp.	1,625	60,840
Investar Holding Corp.	300	4,962

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Kearny Financial Corp.	2,745	$ 28,987
Lakeland Bancorp, Inc.	1,711	21,730
Lakeland Financial Corp.	791	42,382
Landmark Bancorp, Inc.	210	4,799
LCNB Corp.	400	5,876
Level One Bancorp, Inc.	200	4,046
Live Oak Bancshares, Inc.	900	42,714
Luther Burbank Corp.	800	7,840
Macatawa Bank Corp.	800	6,696
Mackinac Financial Corp.	400	5,104
MainStreet Bancshares, Inc.*	300	5,073
Mercantile Bank Corp.	500	13,585
Merchants Bancorp	200	5,526
Meridian Corp.	300	6,240
Meta Financial Group, Inc.	1,100	40,216
Metrocity Bankshares, Inc.	600	8,652
Metropolitan Bank Holding Corp.*	200	7,254
Mid Penn Bancorp, Inc.	200	4,380
Middlefield Banc Corp.	300	6,750
Midland States Bancorp, Inc.	700	12,509
MidWestOne Financial Group, Inc.	400	9,800
MVB Financial Corp.	200	4,536
National Bank Holdings Corp., Class A	1,000	32,760
National Bankshares, Inc.	219	6,857
NBT Bancorp, Inc.	1,369	43,945
Nicolet Bankshares, Inc.*	300	19,905
Northeast Bank	300	6,756
Northrim BanCorp, Inc.	200	6,790
Norwood Financial Corp.	200	5,234
Oak Valley Bancorp	113	1,878
OFG Bancorp	1,610	29,849
Ohio Valley Banc Corp.	200	4,720
Old National Bancorp	5,061	83,810
Old Second Bancorp, Inc.	800	8,080
OP Bancorp	700	5,390
Origin Bancorp, Inc.	800	22,216
Orrstown Financial Services, Inc.	400	6,620
Park National Corp.	424	44,524
Parke Bancorp, Inc.	440	6,864
PCB Bancorp	300	3,033
PCSB Financial Corp.	500	7,970
Peapack-Gladstone Financial Corp.	636	14,475
Penns Woods Bancorp, Inc.	252	6,555
Peoples Bancorp of North Carolina, Inc.	200	4,604
Peoples Bancorp, Inc.	572	15,496
Peoples Financial Services Corp.	200	7,352
Pioneer Bancorp, Inc.*	500	5,285
Plumas Bancorp	200	4,700
Preferred Bank	400	20,188
Premier Financial Bancorp, Inc.	550	7,310
Premier Financial Corp.	1,231	28,313
Provident Bancorp, Inc.	404	4,848
QCR Holdings, Inc.	500	19,795
RBB Bancorp	600	9,228
Red River Bancshares, Inc.	200	9,910
	Number of Shares	Value†

Banks — (continued)
Reliant Bancorp, Inc.	400	$ 7,448
Renasant Corp.	1,635	55,067
Republic Bancorp, Inc., Class A	287	10,352
Republic First Bancorp, Inc.*	1,700	4,845
Richmond Mutual BanCorp, Inc.	600	8,196
S&T Bancorp, Inc.	1,281	31,820
Salisbury Bancorp, Inc.	100	3,727
Sandy Spring Bancorp, Inc.	1,450	46,676
SB Financial Group, Inc.	300	5,484
Seacoast Banking Corp of Florida*	1,540	45,353
Select Bancorp, Inc.*	300	2,841
ServisFirst Bancshares, Inc.	1,600	64,464
Shore Bancshares, Inc.	300	4,380
Sierra Bancorp	412	9,855
Silvergate Capital Corp., Class A*	500	37,155
Simmons First National Corp., Class A	3,296	71,161
SmartFinancial, Inc.	400	7,256
South Plains Financial, Inc.	400	7,580
South State Corp.	2,211	159,855
Southern First Bancshares, Inc.*	200	7,070
Southern National Bancorp of Virginia, Inc.	600	7,266
Southside Bancshares, Inc.	1,071	33,233
Spirit of Texas Bancshares, Inc.	400	6,720
Standard AVB Financial Corp.	200	6,518
Sterling Bancorp, Inc.	700	3,178
Stock Yards Bancorp, Inc.	667	27,000
Summit Financial Group, Inc.	400	8,832
Texas Capital Bancshares, Inc.*	1,600	95,200
The Bancorp, Inc.*	1,512	20,639
The Bank of NT Butterfield & Son Ltd.	1,500	46,740
The Bank of Princeton	200	4,682
The Community Financial Corp.	100	2,648
The First Bancorp, Inc.	434	11,024
The First Bancshares, Inc.	700	21,616
The First of Long Island Corp.	689	12,299
Tompkins Financial Corp.	458	32,335
Towne Bank	2,177	51,116
TriCo Bancshares	898	31,681
TriState Capital Holdings, Inc.*	800	13,920
Triumph Bancorp, Inc.*	700	33,985
TrustCo Bank Corp.	3,252	21,691
Trustmark Corp.	2,030	55,439
UMB Financial Corp.	1,381	95,275
United Bankshares, Inc.	3,860	125,064
United Community Banks, Inc.	2,378	67,630
United Security Bancshares	300	2,115
Unity Bancorp, Inc.	200	3,510
Univest Corp.	987	20,312
Valley National Bancorp	12,383	120,734
Veritex Holdings, Inc.	1,453	37,284
Walker & Dunlop, Inc.	900	82,818
Washington Trust Bancorp, Inc.	570	25,536
WesBanco, Inc.	2,130	63,815
West BanCorp, Inc.	478	9,225

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Westamerica BanCorp	873	$ 48,268
Western New England Bancorp, Inc.	1,000	6,890
		6,101,783
Beverages — 0.3%
Celsius Holdings, Inc.*	1,100	55,341
Coca-Cola Consolidated, Inc.	152	40,473
Farmer Bros Co.*	204	952
MGP Ingredients, Inc.	400	18,824
National Beverage Corp.	342	29,036
NewAge, Inc.*	2,800	7,364
Primo Water Corp.	4,700	73,696
		225,686
Biotechnology — 10.2%
Abeona Therapeutics, Inc.*	2,500	3,925
ADMA Biologics, Inc.*	1,300	2,535
Adverum Biotechnologies, Inc.*	2,600	28,184
Affimed N.V.*	2,600	15,132
Agenus, Inc.*	5,000	15,900
Akero Therapeutics, Inc.*	400	10,320
Akouos, Inc.*	400	7,932
Albireo Pharma, Inc.*	500	18,755
Aligos Therapeutics, Inc.*	300	8,295
Allakos, Inc.*	800	112,000
Allogene Therapeutics, Inc.*	1,800	45,432
ALX Oncology Holdings, Inc.*	300	25,860
Amicus Therapeutics, Inc.*	8,000	184,720
AnaptysBio, Inc.*	600	12,900
Anavex Life Sciences Corp.*	1,900	10,260
ANI Pharmaceuticals, Inc.*	300	8,712
Annexon, Inc.*	400	10,012
Apellis Pharmaceuticals, Inc.*	1,900	108,680
Applied Genetic Technologies Corp.*	1,000	4,090
Applied Molecular Transport, Inc.*	400	12,308
Applied Therapeutics, Inc.*	500	11,005
Aprea Therapeutics, Inc.*	200	984
Aptinyx, Inc.*	1,100	3,806
Aravive, Inc.*	500	2,820
Arcturus Therapeutics Holdings, Inc.*	700	30,366
Arcus Biosciences, Inc.*	1,300	33,748
Arcutis Biotherapeutics, Inc.*	600	16,878
Ardelyx, Inc.*	2,200	14,234
Arena Pharmaceuticals, Inc.*	1,850	142,135
Arrowhead Pharmaceuticals, Inc.*	3,100	237,863
Assembly Biosciences, Inc.*	1,100	6,655
Atara Biotherapeutics, Inc.*	2,328	45,699
Atea Pharmaceuticals, Inc.*	500	20,890
Athersys, Inc.*	5,000	8,750
Athira Pharma, Inc.*	400	13,700
Atreca, Inc., Class A*	1,000	16,150
AVEO Pharmaceuticals, Inc.*	900	5,193
Avid Bioservices, Inc.*	1,500	17,310
Avidity Biosciences, Inc.*	500	12,760
Avrobio, Inc.*	1,100	15,334
Axsome Therapeutics, Inc.*	900	73,323
	Number of Shares	Value†

Biotechnology — (continued)
Beam Therapeutics, Inc.*	1,200	$ 97,968
BioCryst Pharmaceuticals, Inc.*	5,300	39,485
Biohaven Pharmaceutical Holding Co., Ltd.*	1,500	128,565
Black Diamond Therapeutics, Inc.*	582	18,653
Blueprint Medicines Corp.*	1,700	190,655
BrainStorm Cell Therapeutics, Inc.*	1,000	4,525
Bridgebio Pharma, Inc.*	2,300	163,553
C4 Therapeutics, Inc.*	300	9,939
Cabaletta Bio, Inc.*	600	7,488
Calithera Biosciences, Inc.*	2,200	10,802
Cara Therapeutics, Inc.*	1,500	22,695
CASI Pharmaceuticals, Inc.*	1,600	4,720
Catabasis Pharmaceuticals, Inc.*	800	1,712
CEL-SCI Corp.*	1,100	12,826
Cerecor, Inc.*	1,000	2,640
ChemoCentryx, Inc.*	1,495	92,570
Chinook Therapeutics, Inc.*	560	8,882
ChromaDex Corp.*	800	3,840
Constellation Pharmaceuticals, Inc.*	900	25,920
ContraFect Corp.*	600	3,030
Cortexyme, Inc.*	500	13,890
Crinetics Pharmaceuticals, Inc.*	1,000	14,110
Cue Biopharma, Inc.*	1,000	12,510
Cymabay Therapeutics, Inc.*	2,100	12,054
CytomX Therapeutics, Inc.*	1,500	9,825
Deciphera Pharmaceuticals, Inc.*	1,100	62,777
Denali Therapeutics, Inc.*	2,000	167,520
DermTech, Inc.*	200	6,488
Dicerna Pharmaceuticals, Inc.*	2,200	48,466
Dynavax Technologies Corp.*	3,220	14,329
Dyne Therapeutics, Inc.*	400	8,400
Editas Medicine, Inc.*	2,000	140,220
Eiger BioPharmaceuticals, Inc.*	900	11,061
Emergent BioSolutions, Inc.*	1,358	121,677
Enzo Biochem, Inc.*	1,800	4,536
Epizyme, Inc.*	2,700	29,322
Esperion Therapeutics, Inc.*	900	23,400
Evelo Biosciences, Inc.*	700	8,463
Evolus, Inc.*	600	2,016
Exicure, Inc.*	2,400	4,248
Fate Therapeutics, Inc.*	2,200	200,046
FibroGen, Inc.*	2,600	96,434
Five Prime Therapeutics, Inc.*	800	13,608
Forma Therapeutics Holdings, Inc.*	500	17,450
Frequency Therapeutics, Inc.*	800	28,208
Generation Bio Co.*	400	11,340
Genprex, Inc.*	1,400	5,810
Geron Corp.*	9,240	14,692
GlycoMimetics, Inc.*	1,300	4,888
Gossamer Bio, Inc.*	1,800	17,406
Halozyme Therapeutics, Inc.*	4,089	174,641
Harvard Bioscience, Inc.*	1,700	7,293
Homology Medicines, Inc.*	1,200	13,548
iBio, Inc.*	1,400	1,470

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
IGM Biosciences, Inc.*	200	$ 17,658
ImmunoGen, Inc.*	5,163	33,301
Immunovant, Inc.*	1,100	50,809
Inhibrx, Inc.*	300	9,891
Innoviva, Inc.*	2,000	24,780
Inovio Pharmaceuticals, Inc.*	5,200	46,020
Inozyme Pharma, Inc.*	300	6,192
Insmed, Inc.*	3,200	106,528
Intercept Pharmaceuticals, Inc.*	872	21,538
Intra-Cellular Therapies, Inc.*	2,100	66,780
iTeos Therapeutics, Inc.*	300	10,146
IVERIC bio, Inc.*	2,584	17,855
Kaleido Biosciences, Inc.*	600	5,460
Karuna Therapeutics, Inc.*	500	50,795
Karyopharm Therapeutics, Inc.*	2,400	37,152
Keros Therapeutics, Inc.*	400	28,216
Kezar Life Sciences, Inc.*	500	2,610
Kindred Biosciences, Inc.*	1,400	6,034
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	17,670
Kodiak Sciences, Inc.*	1,000	146,910
Kronos Bio, Inc.*	500	14,935
Krystal Biotech, Inc.*	400	24,000
Kymera Therapeutics, Inc.*	300	18,600
Lexicon Pharmaceuticals, Inc.*	1,760	6,019
Ligand Pharmaceuticals, Inc.*	434	43,161
Liquidia Corp.*	600	1,770
LogicBio Therapeutics, Inc.*	400	3,052
MacroGenics, Inc.*	1,800	41,148
Magenta Therapeutics, Inc.*	600	4,704
Marker Therapeutics, Inc.*	1,100	1,595
MEI Pharma, Inc.*	3,800	10,032
MeiraGTx Holdings PLC*	500	7,570
Mersana Therapeutics, Inc.*	1,600	42,576
Mirati Therapeutics, Inc.*	1,327	291,462
Molecular Templates, Inc.*	800	7,512
Mustang Bio, Inc.*	1,500	5,678
Myriad Genetics, Inc.*	2,300	45,483
NantKwest, Inc.*	1,100	14,663
NeoGenomics, Inc.*	3,200	172,288
NextCure, Inc.*	500	5,450
NGM Biopharmaceuticals, Inc.*	800	24,236
Nkarta, Inc.*	500	30,735
Novavax, Inc.*	1,911	213,096
Nurix Therapeutics, Inc.*	300	9,864
Omeros Corp.*	1,800	25,713
Oncocyte Corp.*	1,800	4,302
Organogenesis Holdings, Inc.*	1,100	8,283
Orgenesis, Inc.*	800	3,600
Ovid therapeutics, Inc.*	1,600	3,696
Oyster Point Pharma, Inc.*	200	3,764
Pacific Biosciences of California, Inc.*	5,500	142,670
Pandion Therapeutics, Inc.*	400	5,940
Phathom Pharmaceuticals, Inc.*	400	13,288
Pieris Pharmaceuticals, Inc.*	1,300	3,250
Pliant Therapeutics, Inc.*	300	6,816
	Number of Shares	Value†

Biotechnology — (continued)
Poseida Therapeutics, Inc.*	600	$ 6,582
Praxis Precision Medicines, Inc.*	300	16,506
Precigen, Inc.*	2,100	21,420
Precision BioSciences, Inc.*	1,200	10,008
Prelude Therapeutics, Inc.*	300	21,465
Prevail Therapeutics, Inc.*	300	6,921
Prothena Corp. PLC*	900	10,809
Provention Bio, Inc.*	1,500	25,410
PTC Therapeutics, Inc.*	1,900	115,957
Puma Biotechnology, Inc.*	900	9,234
Radius Health, Inc.*	1,400	25,004
RAPT Therapeutics, Inc.*	400	7,900
REGENXBIO, Inc.*	1,100	49,896
Relay Therapeutics, Inc.*	1,000	41,560
Replimune Group, Inc.*	700	26,705
REVOLUTION Medicines, Inc.*	1,200	47,508
Rigel Pharmaceuticals, Inc.*	6,090	21,315
Rocket Pharmaceuticals, Inc.*	1,000	54,840
Rubius Therapeutics, Inc.*	1,300	9,867
Sangamo Therapeutics, Inc.*	3,703	57,785
Satsuma Pharmaceuticals, Inc.*	300	1,383
Savara, Inc.*	1,000	1,150
Scholar Rock Holding Corp.*	700	33,971
Selecta Biosciences, Inc.*	2,700	8,181
Shattuck Labs, Inc.*	400	20,964
Solid Biosciences, Inc.*	400	3,032
Sorrento Therapeutics, Inc.*	7,000	47,775
Springworks Therapeutics, Inc.*	700	50,764
Stoke Therapeutics, Inc.*	400	24,772
Strongbridge Biopharma PLC*	1,700	4,131
Sutro Biopharma, Inc.*	834	18,106
Syndax Pharmaceuticals, Inc.*	800	17,792
Tarsus Pharmaceuticals, Inc.*	200	8,266
TCR2 Therapeutics, Inc.*	800	24,744
Tela Bio, Inc.*	200	3,008
TG Therapeutics, Inc.*	3,500	182,070
Theravance Biopharma, Inc.*	1,400	24,878
Translate Bio, Inc.*	2,192	40,399
TransMedics Group, Inc.*	700	13,930
Travere Therapeutics, Inc.*	1,500	40,883
Turning Point Therapeutics, Inc.*	1,166	142,077
Twist Bioscience Corp.*	1,004	141,855
Tyme Technologies, Inc.*	2,000	2,440
Ultragenyx Pharmaceutical, Inc.*	1,900	263,017
UNITY Biotechnology, Inc.*	900	4,716
Vaxart, Inc.*	1,300	7,423
VBI Vaccines, Inc.*	6,200	17,050
Veracyte, Inc.*	1,800	88,092
Verastem, Inc.*	6,200	13,206
Vericel Corp.*	1,400	43,232
Veru, Inc.*	1,500	12,975
Viela Bio, Inc.*	700	25,179
Viking Therapeutics, Inc.*	2,400	13,512
Vir Biotechnology, Inc.*	1,600	42,848
VolitionRX Ltd.*	1,100	4,279

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
VYNE Therapeutics, Inc.*	4,200	$ 6,636
WaVe Life Sciences Ltd.*	700	5,509
X4 Pharmaceuticals, Inc.*	300	1,929
XBiotech, Inc.*	467	7,309
Xencor, Inc.*	1,800	78,534
XOMA Corp.*	200	8,826
Y-mAbs Therapeutics, Inc.*	1,000	49,510
Zentalis Pharmaceuticals, Inc.*	900	46,746
ZIOPHARM Oncology, Inc.*	7,527	18,968
		7,718,224
Building Materials — 1.6%
AAON, Inc.	1,285	85,620
American Woodmark Corp.*	469	44,016
Apogee Enterprises, Inc.	843	26,706
Boise Cascade Co.	1,200	57,360
Builders FirstSource, Inc.*	3,573	145,814
Caesarstone Ltd.	600	7,734
Cornerstone Building Brands, Inc.*	1,664	15,442
Forterra, Inc.*	800	13,756
Gibraltar Industries, Inc.*	1,001	72,012
Griffon Corp.	1,256	25,597
JELD-WEN Holding, Inc.*	2,000	50,720
Louisiana-Pacific Corp.	3,494	129,872
LSI Industries, Inc.	1,000	8,560
Masonite International Corp.*	700	68,838
Patrick Industries, Inc.	675	46,136
PGT Innovations, Inc.*	1,900	38,646
Research Frontiers, Inc.*	1,100	3,091
Simpson Manufacturing Co., Inc.	1,360	127,092
SPX Corp.*	1,400	76,356
Summit Materials, Inc., Class A*	3,505	70,380
UFP Industries, Inc.	1,849	102,712
US Concrete, Inc.*	500	19,985
		1,236,445
Chemicals — 1.5%
AdvanSix, Inc.*	1,000	19,990
AgroFresh Solutions, Inc.*	1,400	3,178
American Vanguard Corp.	878	13,627
Amyris, Inc.*	2,700	16,673
Balchem Corp.	1,005	115,796
Codexis, Inc.*	1,700	37,111
Ferro Corp.*	2,638	38,594
GCP Applied Technologies, Inc.*	1,500	35,475
H.B. Fuller Co.	1,580	81,970
Hawkins, Inc.	349	18,256
Ingevity Corp.*	1,300	98,449
Innospec, Inc.	800	72,584
Intrepid Potash, Inc.*	370	8,936
Koppers Holdings, Inc.*	620	19,319
Kraton Corp.*	1,041	28,929
Kronos Worldwide, Inc.	900	13,419
Minerals Technologies, Inc.	1,028	63,859
Oil-Dri Corp of America	197	6,714
Orion Engineered Carbons S.A.	1,700	29,138
	Number of Shares	Value†

Chemicals — (continued)
PQ Group Holdings, Inc.	1,100	$ 15,686
Quaker Chemical Corp.	413	104,650
Rayonier Advanced Materials, Inc.*	1,900	12,388
Rogers Corp.*	577	89,602
Sensient Technologies Corp.	1,358	100,180
Stepan Co.	665	79,348
Tronox Holdings PLC, Class A	2,900	42,398
		1,166,269
Coal — 0.1%
Arch Resources, Inc.	500	21,885
CONSOL Energy, Inc.*	900	6,489
NACCO Industries, Inc., Class A	122	3,209
Peabody Energy Corp.*	2,300	5,543
SunCoke Energy, Inc.	2,541	11,053
Warrior Met Coal, Inc.	1,500	31,980
		80,159
Commercial Services — 4.2%
ABM Industries, Inc.	2,039	77,156
Acacia Research Corp.*	1,880	7,407
Adtalem Global Education, Inc.*	1,600	54,320
Alarm.com Holdings, Inc.*	1,500	155,175
Alta Equipment Group, Inc.*	700	6,916
American Public Education, Inc.*	555	16,916
AMN Healthcare Services, Inc.*	1,409	96,164
Arlo Technologies, Inc.*	2,433	18,953
ASGN, Inc.*	1,552	129,639
Aspen Group, Inc.*	800	8,904
Avis Budget Group, Inc.*	1,700	63,410
Barrett Business Services, Inc.	242	16,507
BG Staffing, Inc.	400	5,396
BrightView Holdings, Inc.*	1,315	19,883
CAI International, Inc.	460	14,370
Cardtronics PLC, Class A*	1,163	41,054
Carriage Services, Inc.	600	18,792
Cass Information Systems, Inc.	498	19,377
CBIZ, Inc.*	1,640	43,640
Cimpress PLC*	569	49,924
Collectors Universe, Inc.	300	22,620
CorVel Corp.*	262	27,772
CRA International, Inc.	274	13,955
Cross Country Healthcare, Inc.*	1,084	9,615
Deluxe Corp.	1,407	41,084
Emerald Holding, Inc.	700	3,794
Ennis, Inc.	858	15,315
EVERTEC, Inc.	1,839	72,310
Evo Payments, Inc., Class A*	1,400	37,814
Forrester Research, Inc.*	375	15,713
Franchise Group, Inc.	700	21,315
Franklin Covey Co.*	297	6,614
Genasys, Inc.*	1,300	8,476
GP Strategies Corp.*	400	4,744
Green Dot Corp., Class A*	1,578	88,052
GreenSky, Inc., Class A*	2,300	10,649
HealthEquity, Inc.*	2,300	160,333

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Heidrick & Struggles International, Inc.	669	$ 19,655
Herc Holdings, Inc.*	800	53,128
HMS Holdings Corp.*	2,715	99,776
Huron Consulting Group, Inc.*	728	42,916
ICF International, Inc.	548	40,733
Information Services Group, Inc.*	1,600	5,248
Insperity, Inc.	1,126	91,679
Kelly Services, Inc., Class A	1,014	20,858
Kforce, Inc.	686	28,874
Korn Ferry	1,690	73,515
Laureate Education, Inc., Class A*	3,300	48,048
LiveRamp Holdings, Inc.*	1,967	143,965
Medifast, Inc.	347	68,130
MoneyGram International, Inc.*	2,000	10,930
Monro, Inc.	1,037	55,272
National Research Corp.	487	20,819
Perdoceo Education Corp.*	2,300	29,049
PFSweb, Inc.*	600	4,038
Progyny, Inc.*	900	38,151
Quad/Graphics, Inc.	1,300	4,966
R1 RCM, Inc.*	3,300	79,266
Rent-A-Center, Inc.	1,553	59,464
Repay Holdings Corp.*	1,900	51,775
Resources Connection, Inc.	922	11,590
ServiceSource International, Inc.*	3,600	6,336
ShotSpotter, Inc.*	300	11,310
SP Plus Corp.*	693	19,979
Strategic Education, Inc.	732	69,782
Stride, Inc.*	1,252	26,580
Team, Inc.*	983	10,715
Textainer Group Holdings Ltd.*	1,712	32,836
The Aaron's Co., Inc.*	1,100	20,856
The Brink's Co.	1,510	108,720
The Hackett Group, Inc.	716	10,303
TriNet Group, Inc.*	1,300	104,780
Triton International Ltd.	1,893	91,829
TrueBlue, Inc.*	1,076	20,111
Universal Technical Institute, Inc.*	1,100	7,106
Vectrus, Inc.*	400	19,888
Viad Corp.	671	24,270
Vivint Smart Home, Inc.*	2,400	49,800
Willdan Group, Inc.*	300	12,510
WW International, Inc.*	1,500	36,600
		3,210,234
Computers — 2.2%
3D Systems Corp.*	3,500	36,680
Conduent, Inc.*	4,800	23,040
Corsair Gaming, Inc.*	500	18,110
Cubic Corp.	969	60,117
Diebold Nixdorf, Inc.*	2,400	25,584
ExlService Holdings, Inc.*	1,000	85,130
iCAD, Inc.*	800	10,560
Insight Enterprises, Inc.*	1,043	79,362
Mastech Digital, Inc.*	200	3,180
	Number of Shares	Value†

Computers — (continued)
MAXIMUS, Inc.	1,912	$ 139,939
Mitek Systems, Inc.*	1,400	24,892
MTS Systems Corp.	560	32,570
NetScout Systems, Inc.*	2,265	62,106
OneSpan, Inc.*	1,128	23,327
PAE, Inc.*	2,100	19,278
PAR Technology Corp.*	500	31,395
Parsons Corp.*	600	21,846
Perspecta, Inc.	4,300	103,544
Ping Identity Holding Corp.*	1,100	31,504
PlayAGS, Inc.*	800	5,760
Qualys, Inc.*	1,000	121,870
Quantum Corp.*	1,300	7,956
Rapid7, Inc.*	1,600	144,256
Rimini Street, Inc.*	900	3,987
SecureWorks Corp., Class A*	100	1,422
StarTek, Inc.*	700	5,264
Super Micro Computer, Inc.*	1,300	41,158
Sykes Enterprises, Inc.*	1,236	46,560
Tenable Holdings, Inc.*	2,200	114,972
The ExOne Co.*	500	4,745
TTEC Holdings, Inc.	607	44,269
Unisys Corp.*	1,924	37,864
Varonis Systems, Inc.*	958	156,738
Virtusa Corp.*	889	45,455
Vocera Communications, Inc.*	1,000	41,530
		1,655,970
Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.	1,700	58,786
elf Beauty, Inc.*	1,400	35,266
Inter Parfums, Inc.	524	31,697
Revlon, Inc., Class A*	270	3,207
		128,956
Distribution & Wholesale — 1.1%
A-Mark Precious Metals, Inc.	200	5,130
Avient Corp.	2,855	114,999
Core-Mark Holding Co., Inc.	1,464	42,998
EVI Industries, Inc.*	200	5,984
Fossil Group, Inc.*	1,700	14,739
G-III Apparel Group Ltd.*	1,508	35,800
H&E Equipment Services, Inc.	1,059	31,569
KAR Auction Services, Inc.	4,000	74,440
Resideo Technologies, Inc.*	4,400	93,544
ScanSource, Inc.*	881	23,241
SiteOne Landscape Supply, Inc.*	1,356	215,102
Systemax, Inc.	362	12,992
Titan Machinery, Inc.*	523	10,225
Veritiv Corp.*	500	10,395
VSE Corp.	308	11,855
WESCO International, Inc.*	1,547	121,439
		824,452
Diversified Financial Services — 2.5%
Altisource Portfolio Solutions S.A.*	300	3,864

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Amerant Bancorp, Inc.*	700	$ 10,640
Artisan Partners Asset Management, Inc., Class A	1,700	85,578
Assetmark Financial Holdings, Inc.*	500	12,100
Associated Capital Group, Inc., Class A	100	3,512
B Riley Financial, Inc.	600	26,532
BGC Partners, Inc., Class A	9,200	36,800
Blucora, Inc.*	1,596	25,392
Boston Private Financial Holdings, Inc.	2,758	23,305
Brightsphere Investment Group, Inc.	1,900	36,632
Calamos Asset Management, Inc., Class A(1)	469	0
Cohen & Steers, Inc.	717	53,273
Columbia Financial, Inc.*	1,500	23,340
Cowen, Inc., Class A	747	19,415
Curo Group Holdings Corp.	400	5,732
Diamond Hill Investment Group, Inc.	107	15,972
Encore Capital Group, Inc.*	997	38,833
Enova International, Inc.*	1,113	27,569
EZCORP, Inc., Class A*	1,766	8,459
Federal Agricultural Mortgage Corp., Class C	300	22,275
Federated Hermes, Inc., Class B	3,000	86,670
First Western Financial, Inc.*	300	5,871
Focus Financial Partners, Inc., Class A*	1,000	43,500
GAMCO Investors, Inc., Class A	215	3,814
Greenhill & Co., Inc.	500	6,070
Hamilton Lane, Inc., Class A	1,000	78,050
Houlihan Lokey, Inc.	1,593	107,097
I3 Verticals, Inc., Class A*	500	16,600
International Money Express, Inc.*	900	13,968
LendingClub Corp.*	2,360	24,922
Marlin Business Services Corp.	200	2,448
MMA Capital Holdings, Inc.*	200	4,920
Moelis & Co., Class A	1,700	79,492
Mr. Cooper Group, Inc.*	2,392	74,224
Navient Corp.	5,800	56,956
Nelnet, Inc., Class A	499	35,549
Oportun Financial Corp.*	700	13,559
Oppenheimer Holdings, Inc., Class A	238	7,480
Paysign, Inc.*	1,100	5,104
PennyMac Financial Services, Inc.	1,300	85,306
Piper Sandler Cos.	487	49,138
PJT Partners, Inc., Class A	700	52,675
PRA Group, Inc.*	1,448	57,428
PROG Holdings, Inc.	2,100	113,127
Pzena Investment Management, Inc., Class A	830	6,059
Regional Management Corp.	300	8,958
Safeguard Scientifics, Inc.*	850	5,423
Sculptor Capital Management, Inc.	600	9,120
Silvercrest Asset Management Group, Inc., Class A	400	5,556
Stifel Financial Corp.	3,059	154,357
StoneX Group, Inc.*	493	28,545
	Number of Shares	Value†

Diversified Financial Services — (continued)
Virtus Investment Partners, Inc.	223	$ 48,391
Waddell & Reed Financial, Inc., Class A	2,000	50,940
Westwood Holdings Group, Inc.	311	4,509
WisdomTree Investments, Inc.	4,800	25,680
World Acceptance Corp.*	163	16,662
		1,867,391
Electric — 1.8%
ALLETE, Inc.	1,651	102,263
Ameresco, Inc., Class A*	800	41,792
Atlantic Power Corp.*	4,127	8,667
Avista Corp.	2,039	81,846
Black Hills Corp.	1,948	119,705
Brookfield Renewable Corp., Class A	3,227	188,037
Clearway Energy, Inc., Class A	1,100	32,505
Clearway Energy, Inc., Class C	2,500	79,825
Evoqua Water Technologies Corp.*	2,800	75,544
Genie Energy Ltd., Class B	600	4,326
MGE Energy, Inc.	1,142	79,974
NorthWestern Corp.	1,580	92,130
Ormat Technologies, Inc.	1,200	108,336
Otter Tail Corp.	1,292	55,052
PNM Resources, Inc.	2,510	121,810
Portland General Electric Co.	2,756	117,874
Spark Energy, Inc., Class A	400	3,828
Unitil Corp.	463	20,497
		1,334,011
Electrical Components & Equipment — 0.5%
American Superconductor Corp.*	600	14,052
Belden, Inc.	1,455	60,965
Encore Wire Corp.	671	40,642
EnerSys	1,323	109,888
Graham Corp.	266	4,038
Insteel Industries, Inc.	691	15,389
nLight, Inc.*	1,200	39,180
Novanta, Inc.*	1,000	118,220
Orion Energy Systems, Inc.*	700	6,909
Powell Industries, Inc.	229	6,753
		416,036
Electronics — 2.1%
Advanced Energy Industries, Inc.*	1,193	115,685
Akoustis Technologies, Inc.*	1,100	13,453
Allied Motion Technologies, Inc.	200	10,220
API Group Corp.*	4,400	79,860
Applied Optoelectronics, Inc.*	700	5,957
Atkore International Group, Inc.*	1,500	61,665
Badger Meter, Inc.	918	86,347
Bel Fuse, Inc., Class B	269	4,043
Benchmark Electronics, Inc.	1,213	32,763
Brady Corp., Class A	1,457	76,959
Comtech Telecommunications Corp.	852	17,628
CyberOptics Corp.*	300	6,807
Digimarc Corp.*	400	18,896
FARO Technologies, Inc.*	520	36,728

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Fitbit, Inc., Class A*	8,000	$ 54,400
Fluidigm Corp.*	2,500	15,000
GoPro, Inc., Class A*	3,800	31,464
II-VI, Inc.*	3,218	244,439
IntriCon Corp.*	200	3,620
Itron, Inc.*	1,200	115,080
Kimball Electronics, Inc.*	933	14,919
Knowles Corp.*	2,652	48,876
LENSAR, Inc.*	236	1,711
Luna Innovations, Inc.*	1,200	11,856
Mesa Laboratories, Inc.	142	40,703
Napco Security Technologies, Inc.*	300	7,866
NVE Corp.	109	6,124
OSI Systems, Inc.*	557	51,923
Plexus Corp.*	903	70,624
Sanmina Corp.*	2,026	64,609
SMART Global Holdings, Inc.*	400	15,052
Stoneridge, Inc.*	873	26,391
Transcat, Inc.*	200	6,936
TTM Technologies, Inc.*	3,129	43,164
Turtle Beach Corp.*	500	10,775
Vicor Corp.*	622	57,361
Vishay Intertechnology, Inc.	4,100	84,911
Vishay Precision Group, Inc.*	300	9,444
Wrap Technologies, Inc.*	500	2,415
		1,606,674
Energy-Alternate Sources — 1.5%
Clean Energy Fuels Corp.*	4,200	33,012
FuelCell Energy, Inc.*	9,000	100,530
FutureFuel Corp.	800	10,160
Green Plains, Inc.*	1,167	15,369
Maxeon Solar Technologies Ltd.*	287	8,142
Plug Power, Inc.*	11,600	393,356
Renewable Energy Group, Inc.*	1,200	84,984
REX American Resources Corp.*	192	14,106
Sunnova Energy International, Inc.*	1,600	72,208
SunPower Corp.*	2,300	58,972
Sunrun, Inc.*	4,680	324,699
TPI Composites, Inc.*	1,000	52,780
		1,168,318
Engineering & Construction — 1.8%
Aegion Corp.*	955	18,135
Arcosa, Inc.	1,500	82,395
Comfort Systems USA, Inc.	1,127	59,348
Concrete Pumping Holdings, Inc.*	1,400	5,362
Construction Partners, Inc., Class A*	900	26,199
Dycom Industries, Inc.*	953	71,971
EMCOR Group, Inc.	1,663	152,098
Exponent, Inc.	1,580	142,247
Fluor Corp.	4,300	68,671
Granite Construction, Inc.	1,533	40,946
Great Lakes Dredge & Dock Corp.*	1,951	25,695
IES Holdings, Inc.*	200	9,208
Iteris, Inc.*	1,200	6,780
	Number of Shares	Value†

Engineering & Construction — (continued)
KBR, Inc.	4,400	$ 136,092
MasTec, Inc.*	1,764	120,270
Mistras Group, Inc.*	600	4,656
MYR Group, Inc.*	483	29,028
NV5 Global, Inc.*	300	23,634
Primoris Services Corp.	1,490	41,139
Sterling Construction Co.*	1,000	18,610
TopBuild Corp.*	1,039	191,259
Tutor Perini Corp.*	1,397	18,091
WillScot Mobile Mini Holdings Corp.*	4,952	114,738
		1,406,572
Entertainment — 2.3%
Accel Entertainment, Inc.*	1,500	15,150
AMC Entertainment Holdings, Inc., Class A	1,655	3,508
Bally's Corp.	550	27,626
Caesars Entertainment, Inc.*	5,600	415,912
Churchill Downs, Inc.	1,197	233,164
Cinemark Holdings, Inc.	3,300	57,453
Eros STX Global Corp.*	6,400	11,648
Everi Holdings, Inc.*	2,400	33,144
GAN Ltd.*	800	16,224
Golden Entertainment, Inc.*	600	11,934
IMAX Corp.*	1,400	25,228
International Game Technology PLC	3,000	50,820
Liberty Media Corp.-Liberty Braves, Class A*	300	7,461
Liberty Media Corp.-Liberty Braves, Class C*	1,200	29,856
Marriott Vacations Worldwide Corp.	1,269	174,132
Monarch Casino & Resort, Inc.*	385	23,570
Penn National Gaming, Inc.*	4,832	417,340
RCI Hospitality Holdings, Inc.	200	7,888
Red Rock Resorts, Inc., Class A	2,100	52,584
Scientific Games Corp.*	1,700	70,533
SeaWorld Entertainment, Inc.*	1,600	50,544
		1,735,719
Environmental Control — 0.6%
Advanced Emissions Solutions, Inc.	600	3,300
Casella Waste Systems, Inc., Class A*	1,500	92,925
CECO Environmental Corp.*	1,309	9,111
Covanta Holding Corp.	3,600	47,268
Energy Recovery, Inc.*	1,100	15,004
Harsco Corp.*	2,500	44,950
Heritage-Crystal Clean, Inc.*	400	8,428
Montrose Environmental Group, Inc.*	300	9,288
Pure Cycle Corp.*	800	8,984
Sharps Compliance Corp.*	600	5,670
Tetra Tech, Inc.	1,664	192,658
US Ecology, Inc.	1,040	37,783
		475,369
Food — 1.3%
B&G Foods, Inc.	2,072	57,457

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
BellRing Brands, Inc., Class A*	1,300	$ 31,603
Calavo Growers, Inc.	551	38,256
Cal-Maine Foods, Inc.*	1,046	39,267
Healthcare Services Group, Inc.	2,280	64,068
HF Foods Group, Inc.*	1,300	9,776
Hostess Brands, Inc.*	4,000	58,560
Ingles Markets, Inc., Class A	504	21,501
J & J Snack Foods Corp.	485	75,354
John B Sanfilippo & Son, Inc.	300	23,658
Lancaster Colony Corp.	589	108,217
Landec Corp.*	718	7,790
Nathan's Famous, Inc.	100	5,522
Natural Grocers by Vitamin Cottage, Inc.	400	5,496
Performance Food Group Co.*	4,100	195,201
Sanderson Farms, Inc.	624	82,493
Seneca Foods Corp., Class A*	211	8,419
SpartanNash Co.	1,130	19,673
The Chefs' Warehouse, Inc.*	1,050	26,975
The Simply Good Foods Co.*	2,600	81,536
Tootsie Roll Industries, Inc.	534	15,860
United Natural Foods, Inc.*	1,900	30,343
Village Super Market, Inc., Class A	268	5,912
Weis Markets, Inc.	366	17,498
		1,030,435
Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	578	21,820
Domtar Corp.	1,700	53,805
Glatfelter Corp.	1,359	22,260
Neenah, Inc.	574	31,754
Schweitzer-Mauduit International, Inc.	976	39,245
Verso Corp., Class A	900	10,818
		179,702
Gas — 0.9%
Brookfield Infrastructure Corp., Class A	1,000	72,300
Chesapeake Utilities Corp.	535	57,892
New Jersey Resources Corp.	2,964	105,370
Northwest Natural Holding Co.	950	43,691
ONE Gas, Inc.	1,600	122,832
RGC Resources, Inc.	200	4,756
South Jersey Industries, Inc.	3,080	66,374
Southwest Gas Holdings, Inc.	1,744	105,948
Spire, Inc.	1,556	99,646
		678,809
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,470	101,739
Hurco Cos., Inc.	200	6,000
Kennametal, Inc.	2,600	94,224
Luxfer Holdings PLC	1,000	16,420
		218,383
Healthcare Products — 4.6%
Accelerate Diagnostics, Inc.*	951	7,209
Accuray, Inc.*	2,738	11,417
	Number of Shares	Value†

Healthcare Products — (continued)
Acutus Medical, Inc.*	300	$ 8,643
Alpha Pro Tech Ltd.*	500	5,575
Alphatec Holdings, Inc.*	1,300	18,876
AngioDynamics, Inc.*	1,158	17,752
Apyx Medical Corp.*	1,400	10,080
Aspira Women's Health, Inc.*	2,100	14,091
AtriCure, Inc.*	1,400	77,938
Atrion Corp.	44	28,259
Avanos Medical, Inc.*	1,500	68,820
Axogen, Inc.*	1,200	21,480
Axonics Modulation Technologies, Inc.*	1,000	49,920
BioLife Solutions, Inc.*	500	19,945
BioSig Technologies, Inc.*	700	2,730
BioTelemetry, Inc.*	1,000	72,080
Cantel Medical Corp.	1,200	94,632
Cardiovascular Systems, Inc.*	1,200	52,512
CareDx, Inc.*	1,500	108,675
Castle Biosciences, Inc.*	400	26,860
Cerus Corp.*	5,300	36,676
Chembio Diagnostics, Inc.*	1,100	5,225
Co-Diagnostics, Inc.*	900	8,370
CONMED Corp.	842	94,304
CryoLife, Inc.*	1,199	28,308
Cutera, Inc.*	500	12,055
CytoSorbents Corp.*	1,100	8,767
Eargo, Inc.*	300	13,446
Electromed, Inc.*	300	2,943
FONAR Corp.*	300	5,208
GenMark Diagnostics, Inc.*	2,100	30,660
Glaukos Corp.*	1,325	99,719
Hanger, Inc.*	1,100	24,189
Inari Medical, Inc.*	200	17,458
InfuSystem Holdings, Inc.*	600	11,268
Inogen, Inc.*	600	26,808
Inspire Medical Systems, Inc.*	805	151,412
Integer Holdings Corp.*	1,010	82,002
Intersect ENT, Inc.*	900	20,610
Invacare Corp.	1,190	10,651
iRadimed Corp.*	200	4,560
iRhythm Technologies, Inc.*	905	214,675
Lantheus Holdings, Inc.*	2,306	31,108
LeMaitre Vascular, Inc.	500	20,250
LivaNova PLC*	1,500	99,315
Luminex Corp.	1,353	31,281
Meridian Bioscience, Inc.*	1,360	25,418
Merit Medical Systems, Inc.*	1,675	92,979
Misonix, Inc.*	300	3,750
NanoString Technologies, Inc.*	1,400	93,632
Natera, Inc.*	2,300	228,896
Natus Medical, Inc.*	1,075	21,543
Neogen Corp.*	1,669	132,352
Nevro Corp.*	1,054	182,447
NuVasive, Inc.*	1,606	90,466
Nymox Pharmaceutical Corp.*	1,700	4,216
Omnicell, Inc.*	1,335	160,227

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
OraSure Technologies, Inc.*	2,201	$ 23,298
Orthofix Medical, Inc.*	571	24,542
OrthoPediatrics Corp.*	400	16,500
Patterson Cos., Inc.	2,600	77,038
Pulmonx Corp.*	400	27,608
Pulse Biosciences, Inc.*	482	11,501
Quanterix Corp.*	700	32,550
Quotient Ltd.*	2,200	11,462
Repro-Med Systems, Inc.*	1,000	6,020
Retractable Technologies, Inc.*	600	6,444
SeaSpine Holdings Corp.*	1,000	17,450
Shockwave Medical, Inc.*	900	93,348
Sientra, Inc.*	1,000	3,890
Silk Road Medical, Inc.*	900	56,682
Soleno Therapeutics, Inc.*	2,600	5,018
STAAR Surgical Co.*	1,400	110,908
Stereotaxis, Inc.*	1,700	8,653
Surgalign Holdings, Inc.*	2,035	4,457
Surmodics, Inc.*	473	20,585
Tactile Systems Technology, Inc.*	600	26,964
Utah Medical Products, Inc.	100	8,430
Varex Imaging Corp.*	1,300	21,684
ViewRay, Inc.*	4,100	15,662
Zynex, Inc.*	600	8,076
		3,483,458
Healthcare Services — 2.0%
Accolade, Inc.*	300	13,050
Addus HomeCare Corp.*	400	46,836
American Renal Associates Holdings, Inc.*	400	4,580
Brookdale Senior Living, Inc.*	6,200	27,466
Cellular Biomedicine Group, Inc.*	300	5,514
Community Health Systems, Inc.*	2,500	18,575
Dyadic International, Inc.*	800	4,304
Five Star Senior Living, Inc.*	900	6,210
Fulgent Genetics, Inc.*	300	15,630
Invitae Corp.*	3,600	150,516
LHC Group, Inc.*	954	203,507
Magellan Health, Inc.*	741	61,384
MEDNAX, Inc.*	2,300	56,442
Medpace Holdings, Inc.*	800	111,360
National HealthCare Corp.	406	26,962
Ontrak, Inc.*	200	12,358
OPKO Health, Inc.*	13,001	51,354
Personalis, Inc.*	700	25,627
RadNet, Inc.*	1,300	25,441
Select Medical Holdings Corp.*	3,400	94,044
SI-BONE, Inc.*	800	23,920
Surgery Partners, Inc.*	700	20,307
Tenet Healthcare Corp.*	3,300	131,769
The Ensign Group, Inc.	1,580	115,214
The Joint Corp.*	500	13,130
The Pennant Group, Inc.*	840	48,770
The Providence Service Corp.*	400	55,452
	Number of Shares	Value†

Healthcare Services — (continued)
Tivity Health, Inc.*	1,489	$ 29,170
Triple-S Management Corp., Class B*	831	17,742
U.S. Physical Therapy, Inc.	407	48,942
Vapotherm, Inc.*	600	16,116
Viemed Healthcare, Inc.*	1,300	10,088
		1,491,780
Holding Companies — 0.0%
Professional Holding Corp., Class A*	367	5,663
Home Builders — 1.3%
Beazer Homes USA, Inc.*	924	13,999
Cavco Industries, Inc.*	279	48,950
Century Communities, Inc.*	900	39,402
Forestar Group, Inc.*	460	9,283
Green Brick Partners, Inc.*	600	13,776
Installed Building Products, Inc.*	700	71,351
KB Home	2,700	90,504
LCI Industries	791	102,577
LGI Homes, Inc.*	700	74,095
M/I Homes, Inc.*	936	41,455
MDC Holdings, Inc.	1,637	79,558
Meritage Homes Corp.*	1,190	98,556
Skyline Corp.*	1,600	49,504
Taylor Morrison Home Corp.*	3,900	100,035
TRI Pointe Group, Inc.*	3,800	65,550
Winnebago Industries, Inc.	1,022	61,259
		959,854
Home Furnishings — 0.5%
Casper Sleep, Inc.*	1,100	6,765
Daktronics, Inc.	1,209	5,658
Ethan Allen Interiors, Inc.	628	12,692
Hamilton Beach Brands Holding Co., Class A	144	2,521
Herman Miller, Inc.	1,932	65,302
Hooker Furniture Corp.	300	9,675
iRobot Corp.*	835	67,042
Purple Innovation, Inc.*	400	13,176
Sleep Number Corp.*	872	71,382
Sonos, Inc.*	2,400	56,136
The Lovesac Co.*	300	12,927
Universal Electronics, Inc.*	400	20,984
VOXX International Corp.*	500	6,380
		350,640
Household Products & Wares — 0.5%
ACCO Brands Corp.	2,893	24,446
Central Garden & Pet Co.*	300	11,583
Central Garden & Pet Co., Class A*	1,302	47,302
Helen of Troy Ltd.*	794	176,419
Quanex Building Products Corp.	1,025	22,724
WD-40 Co.	425	112,914
		395,388
Housewares — 0.1%
Lifetime Brands, Inc.	400	6,080

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Housewares — (continued)
Tupperware Brands Corp.*	1,600	$ 51,824
		57,904
Insurance — 2.6%
Ambac Financial Group, Inc.*	1,500	23,070
American Equity Investment Life Holding Co.	2,776	76,784
AMERISAFE, Inc.	608	34,917
Argo Group International Holdings Ltd.	1,032	45,098
BRP Group, Inc., Class A*	1,300	38,961
Citizens, Inc.*	1,466	8,400
CNO Financial Group, Inc.	4,393	97,656
Crawford & Co., Class A	700	5,173
Donegal Group, Inc., Class A	283	3,982
eHealth, Inc.*	820	57,900
Employers Holdings, Inc.	982	31,611
Enstar Group Ltd.*	366	74,990
Essent Group Ltd.	3,500	151,200
FBL Financial Group, Inc., Class A	327	17,171
FedNat Holding Co.	500	2,960
Genworth Financial, Inc., Class A*	15,500	58,590
Goosehead Insurance, Inc., Class A	400	49,904
Greenlight Capital Re Ltd., Class A*	1,128	8,246
HCI Group, Inc.	200	10,460
Heritage Insurance Holdings, Inc.	800	8,104
Horace Mann Educators Corp.	1,280	53,811
Independence Holding Co.	100	4,100
Investors Title Co.	39	5,967
James River Group Holdings Ltd.	1,000	49,150
Kinsale Capital Group, Inc.	663	132,686
MBIA, Inc.*	1,200	7,896
National General Holdings Corp.	2,100	71,778
National Western Life Group, Inc., Class A	74	15,277
NI Holdings, Inc.*	200	3,284
NMI Holdings, Inc., Class A*	2,500	56,625
Palomar Holdings, Inc.*	600	53,304
ProAssurance Corp.	1,600	28,464
ProSight Global, Inc.*	400	5,132
Protective Insurance Corp., Class B	325	4,456
Radian Group, Inc.	6,003	121,561
RLI Corp.	1,236	128,729
Safety Insurance Group, Inc.	482	37,548
Selective Insurance Group, Inc.	1,875	125,587
Selectquote, Inc.*	1,000	20,750
State Auto Financial Corp.	576	10,218
Stewart Information Services Corp.	808	39,075
Third Point Reinsurance Ltd.*	2,400	22,848
Tiptree, Inc.	1,100	5,522
Trean Insurance Group, Inc.*	500	6,550
Trupanion, Inc.*	900	107,739
United Fire Group, Inc.	680	17,068
United Insurance Holdings Corp.	800	4,576
Universal Insurance Holdings, Inc.	1,051	15,881
	Number of Shares	Value†

Insurance — (continued)
Watford Holdings Ltd.*	500	$ 17,300
		1,978,059
Internet — 2.2%
1-800-Flowers.com, Inc., Class A*	737	19,162
Boingo Wireless, Inc.*	1,400	17,808
Cargurus, Inc.*	2,700	85,671
CarParts.com, Inc.*	800	9,912
Cars.com, Inc.*	2,300	25,990
ChannelAdvisor Corp.*	900	14,382
Cogent Communications Holdings, Inc.	1,319	78,969
comScore, Inc.*	1,900	4,731
DHI Group, Inc.*	2,100	4,662
Endurance International Group Holdings, Inc.*	2,000	18,900
ePlus, Inc.*	430	37,819
Eventbrite, Inc., Class A*	2,000	36,200
EverQuote, Inc., Class A*	500	18,675
Groupon, Inc.*	750	28,496
HealthStream, Inc.*	900	19,656
Lands' End, Inc.*	300	6,471
Limelight Networks, Inc.*	4,172	16,646
Liquidity Services, Inc.*	1,035	16,467
LiveXLive Media, Inc.*	1,500	4,920
Magnite, Inc.*	3,206	98,456
MediaAlpha, Inc., Class A*	300	11,721
Mimecast Ltd.*	1,800	102,312
NIC, Inc.	2,129	54,992
Overstock.com, Inc.*	1,300	62,361
Perficient, Inc.*	1,045	49,794
Q2 Holdings, Inc.*	1,600	202,448
QuinStreet, Inc.*	1,615	34,626
Shutterstock, Inc.	700	50,190
Stamps.com, Inc.*	529	103,785
Stitch Fix, Inc., Class A*	1,800	105,696
TechTarget, Inc.*	800	47,288
The RealReal, Inc.*	1,900	37,126
TrueCar, Inc.*	3,500	14,700
Tucows, Inc., Class A*	300	22,167
Upwork, Inc.*	2,900	100,108
VirnetX Holding Corp.	2,283	11,506
Yelp, Inc.*	2,300	75,141
Zix Corp.*	1,848	15,948
		1,665,902
Investment Companies — 0.2%
Cannae Holdings, Inc.*	2,700	119,529
Grid Dynamics Holdings, Inc.*	900	11,340
PDL Community Bancorp*	400	4,204
Rafael Holdings, Inc., Class B*	400	9,328
StepStone Group, Inc., Class A*	600	23,880
		168,281
Iron & Steel — 0.7%
Allegheny Technologies, Inc.*	4,100	68,757
Carpenter Technology Corp.	1,500	43,680

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — (continued)
Cleveland-Cliffs, Inc.	12,380	$ 180,253
Commercial Metals Co.	3,600	73,944
Schnitzer Steel Industries, Inc., Class A	900	28,719
United States Steel Corp.	6,800	114,036
		509,389
Leisure Time — 0.6%
Acushnet Holdings Corp.	1,100	44,594
Callaway Golf Co.	2,846	68,332
Camping World Holdings, Inc., Class A	1,000	26,050
Clarus Corp.	702	10,811
Escalade, Inc.	200	4,234
Johnson Outdoors, Inc., Class A	168	18,922
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	10,416
Lindblad Expeditions Holdings, Inc.*	700	11,984
Malibu Boats, Inc., Class A*	600	37,464
Marine Products Corp.	88	1,280
MasterCraft Boat Holdings, Inc.*	500	12,420
Nautilus, Inc.*	900	16,326
OneSpaWorld Holdings Ltd.	1,600	16,224
OneWater Marine, Inc., Class A*	200	5,818
Vista Outdoor, Inc.*	1,700	40,392
YETI Holdings, Inc.*	2,500	171,175
		496,442
Lodging — 0.3%
Bluegreen Vacations Corp.	400	3,176
Bluegreen Vacations Holding Corp.	500	6,765
Boyd Gaming Corp.*	2,566	110,133
Century Casinos, Inc.*	1,100	7,029
Hilton Grand Vacations, Inc.*	2,600	81,510
Target Hospitality Corp.*	1,300	2,054
The Marcus Corp.	733	9,881
		220,548
Machinery — Construction & Mining — 0.3%
Argan, Inc.	436	19,398
Astec Industries, Inc.	698	40,400
Bloom Energy Corp., Class A*	2,700	77,382
Hyster-Yale Materials Handling, Inc.	344	20,485
Terex Corp.	2,100	73,269
The Manitowoc Co., Inc.*	1,025	13,643
		244,577
Machinery — Diversified — 1.4%
Alamo Group, Inc.	317	43,730
Altra Industrial Motion Corp.	2,003	111,026
Applied Industrial Technologies, Inc.	1,182	92,184
Cactus, Inc., Class A	1,600	41,712
Chart Industries, Inc.*	1,077	126,860
CIRCOR International, Inc.*	635	24,409
Columbus McKinnon Corp.	785	30,176
CSW Industrials, Inc.	400	44,764
DXP Enterprises, Inc.*	522	11,604
Eastman Kodak Co.*	800	6,512
Gencor Industries, Inc.*	500	6,150
	Number of Shares	Value†

Machinery — Diversified — (continued)
Ichor Holdings Ltd.*	700	$ 21,102
Intevac, Inc.*	1,000	7,210
Kadant, Inc.	347	48,920
Lindsay Corp.	355	45,603
Mueller Water Products, Inc., Class A	4,692	58,087
NN, Inc.*	1,600	10,512
Ranpak Holdings Corp.*	1,100	14,784
SPX FLOW, Inc.*	1,300	75,348
Tennant Co.	536	37,611
The Gorman-Rupp Co.	551	17,880
Watts Water Technologies, Inc., Class A	851	103,567
Welbilt, Inc.*	4,200	55,440
		1,035,191
Media — 0.6%
AMC Networks, Inc., Class A*	800	28,616
Entercom Communications Corp., Class A	4,100	10,127
Entravision Communications Corp., Class A	2,800	7,700
Gannett Co., Inc.*	4,253	14,290
Gray Television, Inc.*	2,900	51,881
Hemisphere Media Group, Inc.*	400	4,144
Houghton Mifflin Harcourt Co.*	3,100	10,323
iHeartMedia, Inc., Class A*	2,100	27,258
Liberty Latin America Ltd., Class A*	1,400	15,582
Liberty Latin America Ltd., Class C*	4,752	52,700
Meredith Corp.	1,200	23,040
MSG Networks, Inc., Class A*	800	11,792
Saga Communications, Inc., Class A	133	3,195
Scholastic Corp.	956	23,900
Sinclair Broadcast Group, Inc., Class A	1,400	44,590
TEGNA, Inc.	6,700	93,465
The E.W. Scripps Co., Class A	1,929	29,494
Tribune Publishing Co.	700	9,590
WideOpenWest, Inc.*	1,400	14,938
		476,625
Metal Fabricate/Hardware — 1.1%
Advanced Drainage Systems, Inc.	1,700	142,086
AZZ, Inc.	876	41,557
Helios Technologies, Inc.	959	51,105
L.B. Foster Co., Class A*	400	6,020
Lawson Products, Inc.*	100	5,091
Mueller Industries, Inc.	1,688	59,266
Northwest Pipe Co.*	300	8,490
Olympic Steel, Inc.	231	3,079
Omega Flex, Inc.	59	8,614
Park-Ohio Holdings Corp.	200	6,180
Proto Labs, Inc.*	835	128,089
RBC Bearings, Inc.*	770	137,861
Rexnord Corp.	3,800	150,062
Ryerson Holding Corp.*	400	5,456
The Eastern Co.	100	2,410
TimkenSteel Corp.*	1,400	6,538
Tredegar Corp.	761	12,709

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — (continued)
Worthington Industries, Inc.	1,184	$ 60,786
		835,399
Mining — 1.0%
Alcoa Corp.*	5,800	133,690
Arconic Corp.*	3,100	92,380
Caledonia Mining Corp. PLC	300	4,764
Century Aluminum Co.*	1,754	19,347
Coeur Mining, Inc.*	7,328	75,845
Compass Minerals International, Inc.	1,000	61,720
Energy Fuels, Inc.*	3,500	14,910
Ferroglobe Representation & Warranty Insurance Trust Units(1)	2,414	0
Fortitude Gold Corp.*	685	719
Gatos Silver, Inc.*	700	9,121
Gold Resource Corp.	2,400	6,984
Hecla Mining Co.	15,991	103,622
Kaiser Aluminum Corp.	516	51,032
Livent Corp.*	4,500	84,780
Novagold Resources, Inc.*	7,300	70,591
United States Lime & Minerals, Inc.	29	3,306
Uranium Energy Corp.*	5,300	9,328
		742,139
Miscellaneous Manufacturing — 1.1%
American Outdoor Brands, Inc.*	469	7,987
Chase Corp.	251	25,354
Enerpac Tool Group Corp.	1,706	38,573
EnPro Industries, Inc.	617	46,596
ESCO Technologies, Inc.	734	75,763
Fabrinet*	1,100	85,349
Federal Signal Corp.	1,943	64,449
Haynes International, Inc.	364	8,678
Hillenbrand, Inc.	2,244	89,311
John Bean Technologies Corp.	976	111,137
Lydall, Inc.*	600	18,018
Materion Corp.	657	41,864
Myers Industries, Inc.	1,125	23,378
NL Industries, Inc.	90	430
Raven Industries, Inc.	1,146	37,921
Smith & Wesson Brands, Inc.	1,879	33,352
Standex International Corp.	400	31,008
Sturm Ruger & Co., Inc.	519	33,771
Trinseo S.A.	1,200	61,452
		834,391
Office & Business Equipment — 0.0%
Pitney Bowes, Inc.	5,500	33,880
Office Furnishings — 0.2%
HNI Corp.	1,243	42,834
Interface, Inc.	1,995	20,947
Kimball International, Inc., Class B	1,244	14,866
Knoll, Inc.	1,553	22,798
Steelcase, Inc., Class A	2,831	38,360
		139,805
	Number of Shares	Value†

Oil & Gas — 1.2%
Antero Resources Corp.*	7,200	$ 39,240
Berry Corp.	2,100	7,728
Bonanza Creek Energy, Inc.*	700	13,531
Brigham Minerals, Inc., Class A	1,100	12,089
CNX Resources Corp.*	6,800	73,440
Cobalt International Energy, Inc.(1)	1	0
Comstock Resources, Inc.*	800	3,496
Contango Oil & Gas Co.*	3,400	7,786
CVR Energy, Inc.	1,000	14,900
Delek US Holdings, Inc.	1,779	28,589
Earthstone Energy, Inc., Class A*	700	3,731
Evolution Petroleum Corp.	1,200	3,420
Falcon Minerals Corp.	1,500	4,725
Goodrich Petroleum Corp.*	500	5,045
Kosmos Energy Ltd.	11,600	27,260
Magnolia Oil & Gas Corp., Class A*	3,600	25,416
Matador Resources Co.*	3,500	42,210
Murphy USA, Inc.	859	112,417
Nabors Industries Ltd.	218	12,694
Ovintiv, Inc.	8,200	117,752
Par Pacific Holdings, Inc.*	1,218	17,028
Patterson-UTI Energy, Inc.	5,600	29,456
PBF Energy, Inc., Class A	3,400	24,140
PDC Energy, Inc.*	3,055	62,719
Penn Virginia Corp.*	400	4,060
Range Resources Corp.*	6,800	45,560
SM Energy Co.	3,700	22,644
Southwestern Energy Co.*	19,552	58,265
Talos Energy, Inc.*	600	4,944
Tellurian, Inc.*	3,400	4,352
Transocean Ltd.*	17,600	40,656
Trecora Resources*	1,000	6,990
W&T Offshore, Inc.*	3,543	7,688
Whiting Petroleum Corp.*	52	1,300
		885,271
Oil & Gas Services — 0.6%
Archrock, Inc.	4,200	36,372
ChampionX Corp.*	5,700	87,210
DMC Global, Inc.	500	21,625
Dril-Quip, Inc.*	1,200	35,544
Exterran Corp.*	1,000	4,420
Frank's International N.V.*	4,000	10,960
Helix Energy Solutions Group, Inc.*	4,501	18,904
Liberty Oilfield Services, Inc., Class A	2,000	20,620
Matrix Service Co.*	987	10,877
MRC Global, Inc.*	2,400	15,912
National Energy Services Reunited Corp.*	500	4,965
Newpark Resources, Inc.*	2,712	5,207
NexTier Oilfield Solutions, Inc.*	4,991	17,169
NOW, Inc.*	3,600	25,848
Oceaneering International, Inc.*	3,300	26,235
Oil States International, Inc.*	2,000	10,040
ProPetro Holding Corp.*	2,800	20,692

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
RPC, Inc.*	2,200	$ 6,930
Select Energy Services, Inc., Class A*	2,100	8,610
Solaris Oilfield Infrastructure, Inc., Class A	1,100	8,954
Thermon Group Holdings, Inc.*	1,100	17,193
US Silica Holdings, Inc.	2,600	18,252
		432,539
Packaging and Containers — 0.3%
Greif, Inc., Class A	800	37,504
Greif, Inc., Class B	200	9,676
Matthews International Corp., Class A	1,005	29,547
O-I Glass, Inc.	4,800	57,120
Pactiv Evergreen, Inc.*	1,200	21,768
TriMas Corp.*	1,295	41,013
UFP Technologies, Inc.*	200	9,320
		205,948
Pharmaceuticals — 3.0%
89bio, Inc.*	100	2,437
AcelRx Pharmaceuticals, Inc.*	3,300	4,092
AdaptHealth Corp.*	800	30,048
Aeglea BioTherapeutics, Inc.*	1,500	11,805
Aerie Pharmaceuticals, Inc.*	1,100	14,861
Agile Therapeutics, Inc.*	2,700	7,749
Akebia Therapeutics, Inc.*	4,510	12,628
Alector, Inc.*	1,600	24,208
Allovir, Inc.*	500	19,220
Amneal Pharmaceuticals, Inc.*	2,937	13,422
Amphastar Pharmaceuticals, Inc.*	1,100	22,121
Anika Therapeutics, Inc.*	400	18,104
Antares Pharma, Inc.*	5,600	22,344
Aquestive Therapeutics, Inc.*	900	4,815
Arvinas, Inc.*	1,100	93,423
Athenex, Inc.*	1,900	21,014
Beyond Air, Inc.*	600	3,162
Beyondspring, Inc.*	400	4,880
BioDelivery Sciences International, Inc.*	3,100	13,020
Bioxcel Therapeutics, Inc.*	400	18,480
Calyxt, Inc.*	300	1,266
Cassava Sciences, Inc.*	900	6,138
Catalyst Biosciences, Inc.*	800	5,048
Catalyst Pharmaceuticals, Inc.*	2,800	9,352
Checkpoint Therapeutics, Inc.*	2,500	6,625
Chiasma, Inc.*	1,100	4,785
Chimerix, Inc.*	1,700	8,211
Cidara Therapeutics, Inc.*	1,400	2,800
Clovis Oncology, Inc.*	2,600	12,480
Coherus Biosciences, Inc.*	2,000	34,760
Collegium Pharmaceutical, Inc.*	1,000	20,030
Concert Pharmaceuticals, Inc.*	900	11,376
Corbus Pharmaceuticals Holdings, Inc.*	2,500	3,125
Corcept Therapeutics, Inc.*	3,000	78,480
CorMedix, Inc.*	1,000	7,430
Covetrus, Inc.*	3,600	103,464
Cyclerion Therapeutics, Inc.*	976	2,987
	Number of Shares	Value†

Pharmaceuticals — (continued)
Cytokinetics, Inc.*	2,200	$ 45,716
Durect Corp.*	7,200	14,904
Eagle Pharmaceuticals, Inc.*	300	13,971
Eidos Therapeutics, Inc.*	300	39,474
Eloxx Pharmaceuticals, Inc.*	800	3,184
Enanta Pharmaceuticals, Inc.*	600	25,260
Endo International PLC*	6,700	48,106
Eton Pharmaceuticals, Inc.*	700	5,691
Evofem Biosciences, Inc.*	1,161	2,798
Fennec Pharmaceuticals, Inc.*	900	6,705
Flexion Therapeutics, Inc.*	1,200	13,848
Fortress Biotech, Inc.*	2,400	7,608
Fulcrum Therapeutics, Inc.*	400	4,684
G1 Therapeutics, Inc.*	1,200	21,588
Galectin Therapeutics, Inc.*	1,400	3,136
Gritstone Oncology, Inc.*	1,000	3,940
Harmony Biosciences Holdings, Inc.*	200	7,230
Harpoon Therapeutics, Inc.*	200	3,322
Harrow Health, Inc.*	1,000	6,860
Heron Therapeutics, Inc.*	2,700	57,146
Heska Corp.*	216	31,460
Hookipa Pharma, Inc.*	500	5,545
Ideaya Biosciences, Inc.*	500	7,000
IMARA, Inc.*	200	4,410
Intellia Therapeutics, Inc.*	1,500	81,600
Ironwood Pharmaceuticals, Inc.*	4,861	55,367
Jounce Therapeutics, Inc.*	400	2,800
Kadmon Holdings, Inc.*	5,800	24,070
Kala Pharmaceuticals, Inc.*	1,400	9,492
KalVista Pharmaceuticals, Inc.*	500	9,495
Kura Oncology, Inc.*	1,900	62,054
La Jolla Pharmaceutical Co.*	700	2,716
Lannett Co., Inc.*	997	6,500
Lifevantage Corp.*	600	5,592
Madrigal Pharmaceuticals, Inc.*	267	29,682
MannKind Corp.*	7,801	24,417
Marinus Pharmaceuticals, Inc.*	875	10,675
MediciNova, Inc.*	1,400	7,364
Minerva Neurosciences, Inc.*	800	1,872
Mirum Pharmaceuticals, Inc.*	100	1,746
Morphic Holding, Inc.*	500	16,775
Nature's Sunshine Products, Inc.*	200	2,990
Neoleukin Therapeutics, Inc.*	1,100	15,510
NeuBase Therapeutics, Inc.*	700	4,893
Ocular Therapeutix, Inc.*	2,100	43,470
Odonate Therapeutics, Inc.*	400	7,680
Optinose, Inc.*	1,200	4,968
Option Care Health, Inc.*	1,502	23,491
ORIC Pharmaceuticals, Inc.*	700	23,695
Owens & Minor, Inc.	2,276	61,566
Pacira BioSciences, Inc.*	1,300	77,792
Paratek Pharmaceuticals, Inc.*	1,800	11,268
Passage Bio, Inc.*	800	20,456
PetIQ, Inc.*	700	26,915
PhaseBio Pharmaceuticals, Inc.*	600	2,016

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Phibro Animal Health Corp., Class A	700	$ 13,594
PMV Pharmaceuticals, Inc.*	400	24,604
Prestige Consumer Healthcare, Inc.*	1,472	51,329
Protagonist Therapeutics, Inc.*	1,000	20,160
Recro Pharma, Inc.*	500	1,425
Relmada Therapeutics, Inc.*	500	16,035
Revance Therapeutics, Inc.*	2,000	56,680
Rhythm Pharmaceuticals, Inc.*	1,100	32,703
Rockwell Medical, Inc.*	1,800	1,818
Seres Therapeutics, Inc.*	1,700	41,650
SIGA Technologies, Inc.*	2,000	14,540
Spectrum Pharmaceuticals, Inc.*	5,014	17,098
Spero Therapeutics, Inc.*	460	8,919
Supernus Pharmaceuticals, Inc.*	1,500	37,740
Syros Pharmaceuticals, Inc.*	1,400	15,190
TherapeuticsMD, Inc.*	7,200	8,712
Tricida, Inc.*	1,000	7,050
UroGen Pharma Ltd.*	700	12,614
USANA Health Sciences, Inc.*	348	26,831
Vanda Pharmaceuticals, Inc.*	1,841	24,191
Vaxcyte, Inc.*	600	15,942
Verrica Pharmaceuticals, Inc.*	600	6,906
Voyager Therapeutics, Inc.*	900	6,435
Xeris Pharmaceuticals, Inc.*	800	3,936
Zogenix, Inc.*	1,875	37,481
		2,246,286
Real Estate — 0.9%
Cushman & Wakefield PLC*	3,400	50,422
eXp World Holdings, Inc.*	800	50,496
Fathom Holdings, Inc.*	100	3,604
FRP Holdings, Inc.*	269	12,253
Indus Realty Trust, Inc.*	100	6,250
Kennedy-Wilson Holdings, Inc.	3,681	65,853
Legacy Housing Corp.*	300	4,533
Marcus & Millichap, Inc.*	800	29,784
Maui Land & Pineapple Co., Inc.*	400	4,612
McGrath RentCorp	753	50,526
Newmark Group, Inc., Class A	4,700	34,263
RE/MAX Holdings, Inc., Class A	600	21,798
Realogy Holdings Corp.*	3,500	45,920
Redfin Corp.*	3,100	212,753
Stratus Properties, Inc.*	100	2,550
The RMR Group, Inc., Class A	467	18,036
The St. Joe Co.	1,000	42,450
		656,103
Retail — 5.1%
Abercrombie & Fitch Co., Class A	1,900	38,684
Academy Sports & Outdoors, Inc.*	600	12,438
American Eagle Outfitters, Inc.	4,700	94,329
America's Car-Mart, Inc.*	180	19,771
Asbury Automotive Group, Inc.*	596	86,861
Aspen Aerogels, Inc.*	600	10,014
At Home Group, Inc.*	1,700	26,282
Beacon Roofing Supply, Inc.*	1,781	71,578
	Number of Shares	Value†

Retail — (continued)
Bed Bath & Beyond, Inc.	3,900	$ 69,264
Big Lots, Inc.	1,300	55,809
Biglari Holdings, Inc., Class B*	40	4,448
BJ's Restaurants, Inc.*	620	23,864
BJ's Wholesale Club Holdings, Inc.*	4,300	160,304
Bloomin' Brands, Inc.	2,900	56,318
BMC Stock Holdings, Inc.*	2,100	112,728
Boot Barn Holdings, Inc.*	900	39,024
Brinker International, Inc.	1,400	79,198
Caleres, Inc.	1,354	21,190
Carrols Restaurant Group, Inc.*	1,113	6,990
Chico's FAS, Inc.	4,000	6,360
Chuy's Holdings, Inc.*	600	15,894
Citi Trends, Inc.	303	15,053
Conn's, Inc.*	704	8,230
Cracker Barrel Old Country Store, Inc.	737	97,225
Dave & Buster's Entertainment, Inc.	1,400	42,028
Del Taco Restaurants, Inc.*	1,100	9,966
Denny's Corp.*	1,952	28,655
Designer Brands, Inc., Class A	1,900	14,535
Dillard's, Inc., Class A	200	12,610
Dine Brands Global, Inc.	471	27,318
Duluth Holdings, Inc., Class B*	200	2,112
El Pollo Loco Holdings, Inc.*	600	10,860
Express, Inc.*	1,654	1,505
Fiesta Restaurant Group, Inc.*	413	4,708
FirstCash, Inc.	1,239	86,780
Foundation Building Materials, Inc.*	800	15,368
Freshpet, Inc.*	1,213	172,234
Gaia, Inc.*	400	3,952
GameStop Corp., Class A*	1,800	33,912
Genesco, Inc.*	495	14,895
GMS, Inc.*	1,400	42,672
Group 1 Automotive, Inc.	535	70,160
GrowGeneration Corp.*	1,100	44,242
Guess?, Inc.	1,100	24,882
Haverty Furniture Cos., Inc.	550	15,219
Hibbett Sports, Inc.*	555	25,630
Jack in the Box, Inc.	714	66,259
La-Z-Boy, Inc.	1,362	54,262
Lithia Motors, Inc., Class A	802	234,721
Lumber Liquidators Holdings, Inc.*	833	25,606
Macy's, Inc.	9,700	109,125
MarineMax, Inc.*	700	24,521
Movado Group, Inc.*	460	7,645
National Vision Holdings, Inc.*	2,500	113,225
Noodles & Co.*	1,200	9,480
OptimizeRx Corp.*	500	15,580
Papa John's International, Inc.	1,010	85,699
PC Connection, Inc.*	365	17,261
PetMed Express, Inc.	613	19,653
PriceSmart, Inc.	731	66,587
Red Robin Gourmet Burgers, Inc.*	420	8,077
Regis Corp.*	732	6,727
RH*	489	218,837

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Rite Aid Corp.*	1,910	$ 30,235
Rush Enterprises, Inc., Class A	1,302	53,929
Rush Enterprises, Inc., Class B	150	5,684
Ruth's Hospitality Group, Inc.	895	15,868
Sally Beauty Holdings, Inc.*	3,300	43,032
Shake Shack, Inc., Class A*	1,100	93,258
Shoe Carnival, Inc.	258	10,109
Signet Jewelers Ltd.	1,700	46,359
Sonic Automotive, Inc., Class A	734	28,310
Sportsman's Warehouse Holdings, Inc.*	1,300	22,815
Texas Roadhouse, Inc.	2,070	161,791
The Buckle, Inc.	849	24,791
The Cato Corp., Class A	704	6,751
The Cheesecake Factory, Inc.	1,316	48,771
The Children's Place, Inc.*	494	24,749
The Container Store Group, Inc.*	600	5,724
The Michaels Cos, Inc.*	2,200	28,622
The ODP Corp.	1,570	46,001
Tilly's, Inc., Class A	800	6,528
Vera Bradley, Inc.*	800	6,368
Waitr Holdings, Inc.*	2,000	5,560
Wingstop, Inc.	925	122,609
Winmark Corp.	106	19,695
World Fuel Services Corp.	1,900	59,204
Zumiez, Inc.*	703	25,856
		3,861,983
Savings & Loans — 1.0%
Axos Financial, Inc.*	1,800	67,554
Banc of California, Inc.	1,300	19,123
BankFinancial Corp.	609	5,347
Berkshire Hills Bancorp, Inc.	1,542	26,399
Brookline Bancorp, Inc.	2,522	30,365
Capitol Federal Financial, Inc.	3,900	48,750
Community Bankers Trust Corp.	600	4,050
Dime Community Bancshares, Inc.	930	14,666
Eagle Bancorp Montana, Inc.	300	6,366
ESSA Bancorp, Inc.	200	3,000
First Capital, Inc.	100	6,056
First Savings Financial Group, Inc.	100	6,500
Flushing Financial Corp.	838	13,944
FS Bancorp, Inc.	100	5,480
Greene County Bancorp, Inc.	200	5,098
Home Bancorp, Inc.	300	8,397
HomeTrust Bancshares, Inc.	500	9,655
Investors Bancorp, Inc.	7,155	75,557
Meridian Bancorp, Inc.	1,474	21,978
Northfield Bancorp, Inc.	1,293	15,943
Northwest Bancshares, Inc.	3,455	44,017
OceanFirst Financial Corp.	1,910	35,583
Pacific Premier Bancorp, Inc.	2,446	76,633
Provident Financial Holdings, Inc.	300	4,713
Provident Financial Services, Inc.	2,074	37,249
Prudential Bancorp, Inc.	400	5,540
Riverview Bancorp, Inc.	500	2,630
	Number of Shares	Value†

Savings & Loans — (continued)
Southern Missouri Bancorp, Inc.	300	$ 9,132
Territorial Bancorp, Inc.	243	5,839
The Hingham Institution for Savings	43	9,288
Timberland Bancorp, Inc.	300	7,278
Washington Federal, Inc.	2,300	59,202
Waterstone Financial, Inc.	800	15,056
WSFS Financial Corp.	1,506	67,589
		773,977
Semiconductors — 2.7%
Alpha & Omega Semiconductor Ltd.*	600	14,184
Ambarella, Inc.*	1,000	91,820
Amkor Technology, Inc.	3,011	45,406
Atomera, Inc.*	600	9,654
Axcelis Technologies, Inc.*	1,025	29,848
AXT, Inc.*	1,500	14,355
Brooks Automation, Inc.	2,277	154,494
CEVA, Inc.*	671	30,530
CMC Materials, Inc.	854	129,210
Cohu, Inc.	1,324	50,550
CTS Corp.	1,063	36,493
Diodes, Inc.*	1,299	91,579
DSP Group, Inc.*	800	13,272
FormFactor, Inc.*	2,429	104,496
GSI Technology, Inc.*	700	5,180
Impinj, Inc.*	500	20,935
Intellicheck, Inc.*	700	7,984
Lattice Semiconductor Corp.*	4,224	193,544
MACOM Technology Solutions Holdings, Inc.*	1,522	83,771
MaxLinear, Inc.*	2,043	78,022
Onto Innovation, Inc.*	1,547	73,560
Photronics, Inc.*	2,092	23,347
Pixelworks, Inc.*	1,600	4,512
Power Integrations, Inc.	1,844	150,950
Rambus, Inc.*	3,523	61,512
Semtech Corp.*	2,009	144,829
Silicon Laboratories, Inc.*	1,359	173,055
SiTime Corp.*	300	33,579
Synaptics, Inc.*	1,016	97,942
Ultra Clean Holdings, Inc.*	1,300	40,495
Veeco Instruments, Inc.*	1,654	28,713
		2,037,821
Software — 5.9%
1Life Healthcare, Inc.*	2,400	104,760
8X8, Inc.*	3,200	110,304
ACI Worldwide, Inc.*	3,627	139,386
Agilysys, Inc.*	576	22,107
Allscripts Healthcare Solutions, Inc.*	5,000	72,200
Altair Engineering, Inc., Class A*	1,400	81,452
American Software, Inc., Class A	893	15,333
Apollo Medical Holdings, Inc.*	700	12,789
Appfolio, Inc., Class A*	505	90,920
Appian Corp.*	1,100	178,299
Asure Software, Inc.*	600	4,260

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Avaya Holdings Corp.*	2,500	$ 47,875
Avid Technology, Inc.*	1,100	17,457
Bandwidth, Inc., Class A*	596	91,587
Benefitfocus, Inc.*	900	13,032
Blackbaud, Inc.	1,550	89,218
Blackline, Inc.*	1,600	213,408
Bottomline Technologies, Inc.*	1,445	76,209
Box, Inc., Class A*	4,300	77,615
Brightcove, Inc.*	1,200	22,080
Cardlytics, Inc.*	800	114,216
Cerence, Inc.*	1,100	110,528
Cloudera, Inc.*	6,293	87,536
CommVault Systems, Inc.*	1,248	69,102
Computer Programs and Systems, Inc.	447	11,997
Cornerstone OnDemand, Inc.*	1,900	83,676
CSG Systems International, Inc.	1,081	48,721
Daily Journal Corp.*	41	16,564
Digi International, Inc.*	857	16,197
Digital Turbine Inc*	2,600	147,056
Domo, Inc., Class B*	800	51,016
Donnelley Financial Solutions, Inc.*	1,000	16,970
Ebix, Inc.	736	27,946
eGain Corp.*	500	5,905
Envestnet, Inc.*	1,613	132,734
Evolent Health, Inc., Class A*	2,400	38,472
Glu Mobile, Inc.*	4,400	39,644
GTY Technology Holdings, Inc.*	1,200	6,216
Health Catalyst, Inc.*	1,100	47,883
Immersion Corp.*	342	3,861
Inovalon Holdings, Inc., Class A*	2,200	39,974
Intelligent Systems Corp.*	200	8,022
J2 Global, Inc.*	1,374	134,226
LivePerson, Inc.*	1,925	119,793
ManTech International Corp., Class A	839	74,621
MicroStrategy, Inc., Class A*	222	86,258
Model N, Inc.*	1,100	39,248
NantHealth, Inc.*	1,200	3,876
NextGen Healthcare, Inc.*	1,804	32,905
Outset Medical, Inc.*	300	17,052
PDF Solutions, Inc.*	1,000	21,600
Phreesia, Inc.*	1,000	54,260
Progress Software Corp.	1,326	59,922
PROS Holdings, Inc.*	1,217	61,787
QAD, Inc., Class A	392	24,766
Red Violet, Inc.*	300	7,833
Sailpoint Technologies Holdings, Inc.*	2,800	149,072
Sapiens International Corp. N.V.	900	27,549
Schrodinger, Inc.*	900	71,262
Simulations Plus, Inc.	400	28,768
Smith Micro Software, Inc.*	1,400	7,588
Sprout Social, Inc., Class A*	800	36,328
SPS Commerce, Inc.*	1,093	118,689
Sumo Logic, Inc.*	400	11,432
SVMK, Inc.*	3,800	97,090
Synchronoss Technologies, Inc.*	1,500	7,050
	Number of Shares	Value†

Software — (continued)
Tabula Rasa HealthCare, Inc.*	700	$ 29,988
Upland Software, Inc.*	800	36,712
Verint Systems, Inc.*	1,995	134,024
Veritone, Inc.*	800	22,760
Verra Mobility Corp.*	4,000	53,680
Workiva, Inc.*	1,200	109,944
Xperi Holding Corp.	3,253	67,988
Yext, Inc.*	3,200	50,304
Zuora, Inc., Class A*	3,000	41,790
		4,444,692
Telecommunications — 1.6%
A10 Networks, Inc.*	1,900	18,734
Acacia Communications, Inc.*	1,200	87,552
ADTRAN, Inc.	1,705	25,183
Alaska Communications Systems Group, Inc.	2,200	8,118
Anterix, Inc.*	400	15,040
ATN International, Inc.	398	16,620
CalAmp Corp.*	1,000	9,920
Calix, Inc.*	1,693	50,384
Cambium Networks Corp.*	200	5,016
Casa Systems, Inc.*	1,200	7,404
Cincinnati Bell, Inc.*	1,682	25,701
Clearfield, Inc.*	400	9,888
Consolidated Communications Holdings, Inc.*	2,571	12,572
DZS, Inc.*	200	3,094
Extreme Networks, Inc.*	4,147	28,573
Gogo, Inc.*	1,700	16,371
GTT Communications, Inc.*	1,000	3,570
Harmonic, Inc.*	2,870	21,209
HC2 Holdings, Inc.*	1,083	3,531
IDT Corp., Class B*	700	8,652
Infinera Corp.*	4,794	50,241
Inseego Corp.*	2,400	37,128
InterDigital, Inc.	994	60,316
Iridium Communications, Inc.*	3,700	145,502
KVH Industries, Inc.*	354	4,018
Loral Space & Communications, Inc.	446	9,362
Maxar Technologies, Inc.	1,900	73,321
NeoPhotonics Corp.*	1,800	16,362
NETGEAR, Inc.*	829	33,682
Ooma, Inc.*	700	10,080
ORBCOMM, Inc.*	2,700	20,034
PCTEL, Inc.*	800	5,256
Plantronics, Inc.	1,067	28,841
Powerfleet, Inc.*	1,200	8,916
Preformed Line Products Co.	145	9,924
Rackspace Technology, Inc.*	1,000	19,060
Resonant, Inc.*	2,100	5,565
Ribbon Communications, Inc.*	1,843	12,090
Shenandoah Telecommunications Co.	1,518	65,653
Spok Holdings, Inc.	612	6,812
Viavi Solutions, Inc.*	7,000	104,825

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Vonage Holdings Corp.*	7,200	$ 92,700
		1,196,820
Textiles — 0.2%
Albany International Corp., Class A	932	68,427
UniFirst Corp.	468	99,071
		167,498
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	600	6,228
Transportation — 1.3%
Air Transport Services Group, Inc.*	1,885	59,076
ArcBest Corp.	795	33,923
Ardmore Shipping Corp.	800	2,616
Atlas Air Worldwide Holdings, Inc.*	848	46,250
Bristow Group, Inc.*	266	7,001
Costamare, Inc.	1,400	11,592
Covenant Logistics Group, Inc., Class A*	400	5,924
CryoPort, Inc.*	1,100	48,268
Daseke, Inc.*	1,800	10,458
DHT Holdings, Inc.	3,700	19,351
Diamond S Shipping, Inc.*	900	5,994
Dorian LPG Ltd.*	1,032	12,580
Eagle Bulk Shipping, Inc.*	214	4,066
Echo Global Logistics, Inc.*	800	21,456
Forward Air Corp.	896	68,849
Frontline Ltd.	4,100	25,502
Genco Shipping & Trading Ltd.	700	5,152
Golar LNG Ltd.*	2,800	26,992
Heartland Express, Inc.	1,567	28,363
Hub Group, Inc., Class A*	1,043	59,451
International Seaways, Inc.	933	15,236
Marten Transport Ltd.	2,026	34,908
Matson, Inc.	1,300	74,061
Nordic American Tankers Ltd.	4,767	14,063
Overseas Shipholding Group, Inc., Class A*	1,600	3,424
PAM Transportation Services, Inc.*	50	2,450
Radiant Logistics, Inc.*	1,000	5,800
Safe Bulkers, Inc.*	2,600	3,380
Saia, Inc.*	761	137,589
Scorpio Bulkers, Inc.	150	2,539
Scorpio Tankers, Inc.	1,840	20,589
SEACOR Holdings, Inc.*	600	24,870
SFL Corp., Ltd.	3,284	20,623
Tidewater, Inc.*	1,400	12,096
Universal Logistics Holdings, Inc.	300	6,177
US Xpress Enterprises, Inc., Class A*	400	2,736
Werner Enterprises, Inc.	1,852	72,635
		956,040
Trucking and Leasing — 0.2%
GATX Corp.	1,100	91,498
General Finance Corp.*	400	3,404
The Greenbrier Cos., Inc.	1,047	38,090
	Number of Shares	Value†

Trucking and Leasing — (continued)
Willis Lease Finance Corp.*	100	$ 3,046
		136,038
Water — 0.4%
American States Water Co.	1,143	90,880
Artesian Resources Corp., Class A	313	11,606
California Water Service Group	1,566	84,611
Consolidated Water Co., Ltd.	500	6,025
Global Water Resources, Inc.	500	7,205
Middlesex Water Co.	531	38,482
PICO Holdings, Inc.*	792	7,405
SJW Group	793	55,002
The York Water Co.	397	18,500
		319,716
TOTAL COMMON STOCKS (Cost $51,873,586)		72,226,232

REAL ESTATE INVESTMENT TRUSTS — 6.8%
Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	7,602
BRT Apartments Corp.	200	3,040
Centerspace	361	25,501
Front Yard Residential Corp.	1,600	25,920
Independence Realty Trust, Inc.	2,892	38,840
NexPoint Residential Trust, Inc.	700	29,617
Preferred Apartment Communities, Inc., Class A	1,400	10,360
		140,880
Building & Real Estate — 0.6%
Agree Realty Corp.	1,696	112,920
Anworth Mortgage Asset Corp.	3,731	10,111
Apollo Commercial Real Estate Finance, Inc.	4,256	47,540
Ares Commercial Real Estate Corp.	1,000	11,910
Capstead Mortgage Corp.	2,775	16,123
Ellington Residential Mortgage REIT	400	5,216
Getty Realty Corp.	1,169	32,194
Invesco Mortgage Capital, Inc.	5,825	19,688
MFA Financial, Inc.	13,800	53,682
New York Mortgage Trust, Inc.	12,700	46,863
PennyMac Mortgage Investment Trust	2,992	52,629
Ready Capital Corp.	1,153	14,355
Two Harbors Investment Corp.	8,400	53,508
		476,739
Diversified — 1.3%
Alexander & Baldwin, Inc.	2,256	38,758
American Finance Trust, Inc.	3,400	25,262
Armada Hoffler Properties, Inc.	1,700	19,074
Blackstone Mortgage Trust, Inc., Class A	4,300	118,379
Broadstone Net Lease, Inc., Class A	1,100	21,538
CatchMark Timber Trust, Inc., Class A	1,400	13,104
Clipper Realty, Inc.	600	4,230

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
Colony Capital, Inc.	14,800	$ 71,188
Colony Credit Real Estate, Inc.	2,500	18,750
CoreCivic, Inc.	3,400	22,270
CorEnergy Infrastructure Trust, Inc.	400	2,740
CorePoint Lodging, Inc.	1,550	10,664
Four Corners Property Trust, Inc.	2,200	65,494
Gladstone Commercial Corp.	1,052	18,936
Gladstone Land Corp.	700	10,248
Global Net Lease, Inc.	2,733	46,844
iStar, Inc.	2,118	31,452
Lexington Realty Trust	8,515	90,429
One Liberty Properties, Inc.	510	10,236
PotlatchDeltic Corp.	2,037	101,891
PS Business Parks, Inc.	622	82,645
The GEO Group, Inc.	3,752	33,243
UMH Properties, Inc.	1,068	15,817
Uniti Group, Inc.	5,900	69,207
Washington Real Estate Investment Trust	2,506	54,205
		996,604
Diversified Financial Services — 0.7%
Arbor Realty Trust, Inc.	3,200	45,376
Arlington Asset Investment Corp., Class A*	900	3,402
ARMOUR Residential REIT, Inc.	2,275	24,547
Broadmark Realty Capital, Inc.	3,900	39,780
Cherry Hill Mortgage Investment Corp.	509	4,652
Chimera Investment Corp.	5,900	60,475
Dynex Capital, Inc.	769	13,688
Ellington Financial, Inc.	1,500	22,260
Granite Point Mortgage Trust, Inc.	1,700	16,983
Great Ajax Corp.	622	6,506
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,300	145,889
KKR Real Estate Finance Trust, Inc.	900	16,128
Ladder Capital Corp.	3,376	33,018
Orchid Island Capital, Inc.	1,700	8,874
Redwood Trust, Inc.	3,577	31,406
TPG RE Finance Trust, Inc.	1,700	18,054
Western Asset Mortgage Capital Corp.	1,597	5,206
		496,244
Healthcare — 0.9%
CareTrust REIT, Inc.	2,895	64,211
Community Healthcare Trust, Inc.	700	32,977
Diversified Healthcare Trust	7,800	32,136
Global Medical REIT, Inc.	1,300	16,978
Healthcare Realty Trust, Inc.	4,172	123,491
LTC Properties, Inc.	1,117	43,463
National Health Investors, Inc.	1,357	93,864
New Senior Investment Group, Inc.	2,700	13,986
Physicians Realty Trust	6,500	115,700
Sabra Health Care REIT, Inc.	6,393	111,046
Universal Health Realty Income Trust	420	26,993
		674,845
	Number of Shares	Value†

Hotels & Resorts — 0.7%
Chatham Lodging Trust	1,500	$ 16,200
DiamondRock Hospitality Co.	6,423	52,990
Hersha Hospitality Trust	1,117	8,813
Pebblebrook Hotel Trust	3,993	75,068
RLJ Lodging Trust	5,080	71,882
Ryman Hospitality Properties, Inc.	1,612	109,229
Service Properties Trust	5,000	57,450
Summit Hotel Properties, Inc.	3,400	30,634
Sunstone Hotel Investors, Inc.	6,647	75,311
Xenia Hotels & Resorts, Inc.	3,400	51,680
		549,257
Industrial — 0.7%
EastGroup Properties, Inc.	1,211	167,190
Monmouth Real Estate Investment Corp.	3,049	52,809
QTS Realty Trust, Inc., Class A	1,943	120,233
STAG lndustrial, Inc.	4,700	147,204
		487,436
Office Property — 0.4%
Alpine Income Property Trust, Inc.	300	4,497
American Assets Trust, Inc.	1,600	46,208
CIM Commercial Trust Corp.	500	7,120
City Office REIT, Inc.	1,400	13,678
Columbia Property Trust, Inc.	3,500	50,190
Easterly Government Properties, Inc.	2,600	58,890
Franklin Street Properties Corp.	3,145	13,743
Mack-Cali Realty Corp.	2,500	31,150
Office Properties Income Trust	1,569	35,648
Piedmont Office Realty Trust, Inc., Class A	3,900	63,297
		324,421
Real Estate — 0.2%
Essential Properties Realty Trust, Inc.	3,300	69,960
Farmland Partners, Inc.	900	7,830
NETSTREIT Corp.	500	9,745
Safehold, Inc.	500	36,245
		123,780
Regional Malls — 0.1%
Tanger Factory Outlet Centers, Inc.	3,100	30,876
The Macerich Co.	4,900	52,283
		83,159
Storage & Warehousing — 0.5%
Industrial Logistics Properties Trust	2,158	50,260
Innovative Industrial Properties, Inc.	665	121,782
National Storage Affiliates Trust	1,900	68,457
Plymouth Industrial REIT, Inc.	600	9,000
Terreno Realty Corp.	2,075	121,408
		370,907
Strip Centers — 0.5%
Acadia Realty Trust	2,520	35,759
Alexander's, Inc.	69	19,137

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
CTO Realty Growth, Inc.	153	$ 6,450
Kite Realty Group Trust	2,751	41,155
Retail Opportunity Investments Corp.	3,800	50,882
Retail Properties of America, Inc., Class A	6,900	59,064
Retail Value, Inc.	519	7,717
RPT Realty	2,641	22,845
Saul Centers, Inc.	351	11,120
Seritage Growth Properties, Class A*	1,100	16,148
SITE Centers Corp.	4,900	49,588
Urban Edge Properties	3,700	47,878
Urstadt Biddle Properties, Inc., Class A	916	12,943
Whitestone REIT	1,400	11,158
		391,844
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,247,274)		5,116,116

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Newstar Financial, Inc. CVR*	1,300	111
Progenic Pharmaceuticals CVR*	2,601	111
Tobira Therapeutic, Inc. CVR*	400	5,668
TOTAL RIGHTS (Cost $263)		6,403

WARRANTS — 0.0%
Whiting Petroleum Corp., Class A Expiration Date 12/31/25*	204	357
Whiting Petroleum Corp., Class B Expiration Date 12/31/25*	102	194
Pulse Biosciences, Inc. Expiration Date 05/14/25*	12	202
TOTAL WARRANTS (Cost $3,666)		753

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $936,395)	936,395	936,395
TOTAL INVESTMENTS — 103.2% (Cost $58,061,184)		$ 78,285,899
Other Assets & Liabilities — (3.2)%		(2,433,829)
TOTAL NET ASSETS — 100.0%		$ 75,852,070

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 52,492
Aerospace & Defense	0.8%	573,047
Agriculture	0.7%	480,769
Airlines	0.3%	248,631
Apparel	1.0%	739,315
Auto Manufacturers	0.2%	174,680
Auto Parts & Equipment	1.4%	1,039,426
Banks	8.5%	6,101,783
Beverages	0.3%	225,686
Biotechnology	10.7%	7,718,224
Building Materials	1.7%	1,236,445
Chemicals	1.6%	1,166,269
Coal	0.1%	80,159
Commercial Services	4.4%	3,210,234
Computers	2.3%	1,655,970
Cosmetics & Personal Care	0.2%	128,956
Distribution & Wholesale	1.1%	824,452
Diversified Financial Services	2.6%	1,867,391
Electric	1.9%	1,334,011
Electrical Components & Equipment	0.6%	416,036
Electronics	2.2%	1,606,674
Energy-Alternate Sources	1.6%	1,168,318
Engineering & Construction	2.0%	1,406,572
Entertainment	2.4%	1,735,719
Environmental Control	0.7%	475,369
Food	1.4%	1,030,435
Forest Products & Paper	0.3%	179,702
Gas	0.9%	678,809
Hand & Machine Tools	0.3%	218,383
Healthcare Products	4.8%	3,483,458
Healthcare Services	2.1%	1,491,780
Holding Companies	0.0%	5,663
Home Builders	1.3%	959,854
Home Furnishings	0.5%	350,640
Household Products & Wares	0.6%	395,388
Housewares	0.1%	57,904
Insurance	2.7%	1,978,059
Internet	2.3%	1,665,902
Investment Companies	0.2%	168,281
Iron & Steel	0.7%	509,389
Leisure Time	0.7%	496,442
Lodging	0.3%	220,548
Machinery — Construction & Mining	0.3%	244,577
Machinery — Diversified	1.4%	1,035,191

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Media	0.7%	$ 476,625
Metal Fabricate/Hardware	1.2%	835,399
Mining	1.0%	742,139
Miscellaneous Manufacturing	1.2%	834,391
Office & Business Equipment	0.0%	33,880
Office Furnishings	0.2%	139,805
Oil & Gas	1.2%	885,271
Oil & Gas Services	0.6%	432,539
Packaging and Containers	0.3%	205,948
Pharmaceuticals	3.1%	2,246,286
Real Estate	0.9%	656,103
Retail	5.4%	3,861,983
Savings & Loans	1.1%	773,977
Semiconductors	2.8%	2,037,821
Software	6.2%	4,444,692
Telecommunications	1.7%	1,196,820
Textiles	0.2%	167,498
Toys, Games & Hobbies	0.0%	6,228
Transportation	1.3%	956,040
Trucking and Leasing	0.2%	136,038
Water	0.4%	319,716
	100.0%	$72,226,232
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 52,492	$ 52,492	$ —	$—
Aerospace & Defense	573,047	573,047	—	—
Agriculture	480,769	480,769	—	—
Airlines	248,631	248,631	—	—
Apparel	739,315	739,315	—	—
Auto Manufacturers	174,680	174,680	—	—
Auto Parts & Equipment	1,039,426	1,039,426	—	—
Banks	6,101,783	6,101,783	—	—
Beverages	225,686	225,686	—	—
Biotechnology	7,718,224	7,718,224	—	—
Building Materials	1,236,445	1,236,445	—	—
Chemicals	1,166,269	1,166,269	—	—
Coal	80,159	80,159	—	—
Commercial Services	3,210,234	3,210,234	—	—
Computers	1,655,970	1,655,970	—	—
Cosmetics & Personal Care	128,956	128,956	—	—
Distribution & Wholesale	824,452	824,452	—	—
Diversified Financial Services	1,867,391	1,867,391	—	—
Electric	1,334,011	1,334,011	—	—
Electrical Components & Equipment	416,036	416,036	—	—
Electronics	1,606,674	1,606,674	—	—
Energy-Alternate Sources	1,168,318	1,168,318	—	—
Engineering & Construction	1,406,572	1,406,572	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Entertainment	$ 1,735,719	$ 1,735,719	$ —	$—
Environmental Control	475,369	475,369	—	—
Food	1,030,435	1,030,435	—	—
Forest Products & Paper	179,702	179,702	—	—
Gas	678,809	678,809	—	—
Hand & Machine Tools	218,383	218,383	—	—
Healthcare Products	3,483,458	3,483,458	—	—
Healthcare Services	1,491,780	1,491,780	—	—
Holding Companies	5,663	5,663	—	—
Home Builders	959,854	959,854	—	—
Home Furnishings	350,640	350,640	—	—
Household Products & Wares	395,388	395,388	—	—
Housewares	57,904	57,904	—	—
Insurance	1,978,059	1,978,059	—	—
Internet	1,665,902	1,665,902	—	—
Investment Companies	168,281	168,281	—	—
Iron & Steel	509,389	509,389	—	—
Leisure Time	496,442	496,442	—	—
Lodging	220,548	220,548	—	—
Machinery — Construction & Mining	244,577	244,577	—	—
Machinery — Diversified	1,035,191	1,035,191	—	—
Media	476,625	476,625	—	—
Metal Fabricate/Hardware	835,399	835,399	—	—
Mining	742,139	741,420	719	—
Miscellaneous Manufacturing	834,391	834,391	—	—
Office & Business Equipment	33,880	33,880	—	—
Office Furnishings	139,805	139,805	—	—
Oil & Gas	885,271	885,271	—	—
Oil & Gas Services	432,539	432,539	—	—
Packaging and Containers	205,948	205,948	—	—
Pharmaceuticals	2,246,286	2,246,286	—	—
Real Estate	656,103	656,103	—	—
Retail	3,861,983	3,861,983	—	—
Savings & Loans	773,977	773,977	—	—
Semiconductors	2,037,821	2,037,821	—	—
Software	4,444,692	4,444,692	—	—
Telecommunications	1,196,820	1,196,820	—	—
Textiles	167,498	167,498	—	—
Toys, Games & Hobbies	6,228	6,228	—	—
Transportation	956,040	956,040	—	—
Trucking and Leasing	136,038	136,038	—	—
Water	319,716	319,716	—	—
Total Common Stocks	72,226,232	72,225,513	719	—
Real Estate Investment Trusts	5,116,116	5,116,116	—	—
Rights	6,403	—	6,403	—
Warrants	753	551	202	—
Short-Term Investments	936,395	936,395	—	—
Total Investments	$ 78,285,899	$ 78,278,575	$ 7,324	$ —

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Small Cap Index Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$ 44,217	$ 44,217	$ —	$—
Total Assets—Other Financial Instruments	$ 44,217	$ 44,217	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	Russell 2000 Mini Index	03/19/2021	14	50	$1,975	$1,382,360	$44,217	$—
							$44,217	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.8%
Australia — 7.6%
Afterpay Ltd.*	1,413	$ 128,450
AGL Energy Ltd.	4,167	38,463
AMP Ltd.	21,837	26,242
Ampol Ltd.	1,758	38,550
APA Group	8,473	63,043
Aristocrat Leisure Ltd.	3,814	91,578
ASX Ltd.	1,293	71,758
Aurizon Holdings Ltd.	13,765	41,356
AusNet Services	13,214	17,909
Australia & New Zealand Banking Group Ltd.	19,385	340,171
BHP Group Ltd.	19,986	653,034
BHP Group PLC	14,280	377,054
BlueScope Steel Ltd.	3,653	49,333
Brambles Ltd.	10,323	84,672
CIMIC Group Ltd.*	469	8,822
Coca-Cola Amatil Ltd.	3,824	38,103
Cochlear Ltd.	418	60,993
Coles Group Ltd.	9,011	125,896
Commonwealth Bank of Australia	12,020	764,016
Computershare Ltd.	3,381	38,047
Crown Resorts Ltd.	2,801	20,846
CSL Ltd.	3,084	673,831
Dexus	7,928	57,501
Evolution Mining Ltd.	11,549	44,445
Fortescue Metals Group Ltd.	11,494	207,609
Goodman Group	11,429	167,063
Insurance Australia Group Ltd.	15,259	55,376
Lendlease Corp. Ltd.	4,333	43,810
Macquarie Group Ltd.	2,312	246,781
Magellan Financial Group Ltd.	795	32,928
Medibank Pvt. Ltd.	17,418	40,343
Mirvac Group	28,418	57,716
National Australia Bank Ltd.	22,098	385,253
Newcrest Mining Ltd.	5,595	111,664
Northern Star Resources Ltd.	5,279	51,597
Oil Search Ltd.	12,151	34,824
Orica Ltd.	2,861	33,462
Origin Energy Ltd.	12,782	46,927
Qantas Airways Ltd.*	5,515	20,680
QBE Insurance Group Ltd.	9,279	60,484
Ramsay Health Care Ltd.	1,275	61,265
REA Group Ltd.	317	36,312
Rio Tinto Ltd.	2,494	219,326
Rio Tinto PLC	7,587	571,097
Santos Ltd.	11,389	55,154
Scentre Group	34,304	73,685
SEEK Ltd.	2,271	49,791
Sonic Healthcare Ltd.	2,969	73,562
South32 Ltd.	21,214	40,543
South32 Ltd.	13,128	24,822
Stockland	17,063	55,089
Suncorp Group Ltd.	8,248	62,070
Sydney Airport*	8,238	40,777
Tabcorp Holdings Ltd.	15,195	45,748
	Number of Shares	Value†

Australia — (continued)
Telstra Corp. Ltd.	27,472	$ 63,092
The GPT Group	13,907	48,373
The GPT Group-In Specie	16,419	0
TPG Telecom Ltd.*	2,240	12,441
Transurban Group	18,787	197,974
Treasury Wine Estates Ltd.	4,544	32,871
Vicinity Centres	25,092	31,026
Washington H. Soul Pattinson & Co., Ltd.	819	19,051
Wesfarmers Ltd.	7,692	298,966
Westpac Banking Corp.	24,416	363,342
WiseTech Global Ltd.	1,081	25,690
Woodside Petroleum Ltd.	6,468	113,485
Woolworths Group Ltd.	8,688	263,337
		8,329,519
Austria — 0.2%
Erste Group Bank AG*	1,953	59,494
OMV AG	924	36,907
Raiffeisen Bank International AG*	1,156	23,492
Verbund AG	518	44,008
voestalpine AG	888	31,693
		195,594
Belgium — 0.9%
Ageas N.V.	1,215	64,525
Anheuser-Busch InBev N.V.	5,211	363,555
Elia Group SA	220	26,259
Etablissements Franz Colruyt NV	375	22,151
Galapagos N.V.*	294	29,099
Groupe Bruxelles Lambert S.A.	784	79,023
KBC Group N.V.*	1,734	121,347
Proximus SADP	1,133	22,381
Sofina S.A.	110	37,210
Solvay S.A.	514	60,618
UCB S.A.	878	90,695
Umicore S.A.	1,368	65,753
		982,616
Bermuda — 0.0%
Jardine Strategic Holdings Ltd.	1,400	34,800
Denmark — 2.5%
A.P. Moller - Maersk A/S, Class A	20	41,316
A.P. Moller - Maersk A/S, Class B	41	91,235
Ambu A/S, Class B	1,165	50,048
Carlsberg AS, Class B	720	115,425
Chr Hansen Holding A/S*	695	71,809
Coloplast A/S, Class B	798	122,037
Danske Bank A/S*	4,748	78,472
Demant A/S*	713	28,182
DSV PANALPINA A/S	1,392	233,942
Genmab A/S*	443	179,634
GN Store Nord A/S	913	72,779
H. Lundbeck A/S	500	17,117
Novo Nordisk A/S, Class B	11,697	815,973
Novozymes A/S, Class B	1,455	82,877

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Orsted A/S	1,299	$ 265,782
Pandora A/S	618	69,165
ROCKWOOL International A/S, Class B	55	20,584
Tryg A/S	965	30,350
Vestas Wind Systems A/S	1,343	317,256
		2,703,983
Finland — 1.2%
Elisa OYJ	1,000	54,819
Fortum OYJ	3,199	77,288
Kesko OYJ	1,878	48,202
Kone OYJ, Class B	2,327	189,604
Neste OYJ	2,880	209,099
Nokia OYJ*	38,600	149,086
Nordea Bank Abp*	21,882	179,332
Nordea Bank Abp*	345	2,818
Orion OYJ, Class B	750	34,451
Sampo OYJ, Class A	3,258	139,291
Stora Enso OYJ, Class R	3,880	74,293
UPM-Kymmene OYJ	3,732	139,173
Wartsila OYJ Abp	3,006	30,085
		1,327,541
France — 10.2%
Accor S.A.*	1,184	42,956
Aeroports de Paris*	215	27,816
Air Liquide S.A.	3,212	526,597
Alstom S.A.*	1,647	93,812
Amundi S.A.*	376	30,645
Arkema S.A.	503	57,554
Atos S.E.*	644	58,807
AXA S.A.	13,058	313,161
BioMerieux	262	36,875
BNP Paribas S.A.*	7,610	401,748
Bollore S.A.	5,730	23,723
Bouygues S.A.	1,607	66,093
Bureau Veritas S.A.*	2,023	54,003
Capgemini S.E.	1,075	167,219
Carrefour S.A.	4,369	74,817
Cie de Saint-Gobain*	3,550	163,273
Cie Generale des Etablissements Michelin SCA	1,153	148,457
CNP Assurances*	1,195	19,415
Covivio	344	31,566
Credit Agricole S.A.*	7,617	96,294
Danone S.A.	4,192	275,859
Dassault Aviation S.A.*	18	19,601
Dassault Systemes S.E.	899	182,335
Edenred	1,624	92,229
Eiffage S.A.*	567	54,807
Electricite de France S.A.*	4,450	70,418
Engie S.A.*	12,498	191,594
EssilorLuxottica S.A.	1,930	300,760
Eurazeo S.E.*	255	17,327
Faurecia S.E.*	580	29,717
Gecina S.A.	294	45,717
	Number of Shares	Value†

France — (continued)
Getlink S.E.*	3,111	$ 53,824
Hermes International	217	233,335
Iliad S.A.	84	17,242
Ipsen S.A.	293	24,228
Kering S.A.	512	371,576
Klepierre S.A.	1,415	31,914
La Francaise des Jeux SAEM	613	28,097
Legrand S.A.	1,819	162,722
L'Oreal S.A.	1,707	651,310
LVMH Moet Hennessy Louis Vuitton S.E.	1,888	1,181,891
Natixis S.A.*	7,282	24,952
Orange S.A.	13,664	162,670
Orpea S.A.*	369	48,388
Pernod Ricard S.A.	1,412	271,170
Peugeot S.A.*	4,146	113,541
Publicis Groupe S.A.	1,414	70,278
Remy Cointreau S.A.	160	29,865
Renault S.A.*	1,361	59,574
Safran S.A.*	2,174	308,129
Sanofi	7,692	745,532
Sartorius Stedim Biotech	179	63,809
Schneider Electric S.E.	3,650	527,525
SCOR S.E.*	1,198	38,859
SEB S.A.	134	24,366
Societe Generale S.A.*	5,457	113,443
Sodexo S.A.	643	54,381
Suez S.A.	2,325	46,080
Teleperformance	391	129,805
Thales S.A.	767	70,175
TOTAL S.E.	17,100	738,074
Ubisoft Entertainment S.A.*	622	59,941
Unibail-Rodamco-Westfield	772	60,127
Unibail-Rodamco-Westfield	4,540	17,731
Valeo S.A.	1,663	65,596
Veolia Environnement S.A.	3,618	89,210
Vinci S.A.	3,574	356,004
Vivendi S.A.	5,638	181,851
Wendel S.E.	185	22,078
Worldline S.A.*	1,591	154,563
		11,119,051
Germany — 8.5%
adidas AG*	1,289	468,945
Allianz S.E.	2,831	695,500
BASF S.E.	6,222	491,804
Bayer AG	6,645	391,465
Bayerische Motoren Werke AG	2,262	199,636
Bechtle AG	188	41,283
Beiersdorf AG	673	77,368
Brenntag AG	1,011	78,617
Carl Zeiss Meditec AG	302	40,051
Commerzbank AG*	6,847	44,249
Continental AG	734	109,245
Covestro AG	1,214	74,799

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Daimler AG	5,791	$ 410,462
Delivery Hero S.E.*	864	135,120
Deutsche Bank AG*	13,366	147,012
Deutsche Boerse AG	1,309	222,886
Deutsche Lufthansa AG*	1,773	23,460
Deutsche Post AG	6,822	337,933
Deutsche Telekom AG	22,551	411,614
Deutsche Wohnen S.E.	2,313	123,410
E.ON S.E.	15,396	170,484
Evonik Industries AG	1,328	43,405
Fresenius Medical Care AG & Co., KGaA	1,449	120,828
Fresenius S.E. & Co., KGaA	2,852	131,882
GEA Group AG	1,137	40,667
Hannover Rueck S.E.	392	62,468
HeidelbergCement AG	971	72,296
HelloFresh S.E.*	1,016	78,590
Henkel AG & Co., KGaA	685	66,007
HOCHTIEF AG	160	15,570
Infineon Technologies AG	8,978	342,857
KION Group AG	503	43,621
Knorr-Bremse AG	499	68,165
LANXESS AG	589	44,794
LEG Immobilien AG	507	78,658
Merck KGaA	862	147,845
MTU Aero Engines AG	373	97,230
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	961	285,538
Nemetschek S.E.	412	30,619
Puma S.E.*	591	66,503
Rational AG	35	32,528
RWE AG	4,302	182,006
SAP S.E.	7,095	918,936
Scout24 AG	768	62,756
Siemens AG	5,193	748,033
Siemens Energy AG*	2,663	97,598
Siemens Healthineers AG	1,879	96,696
Symrise AG	868	115,395
TeamViewer AG*	927	49,796
Telefonica Deutschland Holding AG	5,808	15,997
Uniper S.E.	1,294	44,837
United Internet AG	668	28,120
Volkswagen AG	205	42,743
Vonovia S.E.	3,573	260,951
Zalando S.E.*	1,012	112,566
		9,341,844
Hong Kong — 3.0%
AIA Group Ltd.	82,200	1,001,699
ASM Pacific Technology Ltd.	2,000	26,413
BOC Hong Kong Holdings Ltd.	26,000	78,812
Budweiser Brewing Co., APAC, Ltd.	11,100	36,667
CK Asset Holdings Ltd.	17,670	90,416
CK Hutchison Holdings Ltd.	18,128	126,567
CK Infrastructure Holdings Ltd.	5,000	26,852
	Number of Shares	Value†

Hong Kong — (continued)
CLP Holdings Ltd.	11,000	$ 101,713
ESR Cayman Ltd.*	11,600	41,640
Galaxy Entertainment Group Ltd.	15,000	116,768
Hang Lung Properties Ltd.	14,000	36,894
Hang Seng Bank Ltd.	5,100	88,016
Henderson Land Development Co., Ltd.	10,891	42,308
HK Electric Investments & HK Electric Investments Ltd.	20,777	20,449
HKT Trust & HKT Ltd.	25,240	32,734
Hong Kong & China Gas Co., Ltd.	72,488	108,450
Hong Kong Exchanges & Clearing Ltd.	8,184	448,907
Hongkong Land Holdings Ltd.	7,400	30,563
Link REIT	14,273	129,624
Melco Resorts & Entertainment Ltd., ADR	1,367	25,358
MTR Corp., Ltd.	10,671	59,679
New World Development Co., Ltd.	10,458	48,655
PCCW Ltd.	29,957	18,040
Power Assets Holdings Ltd.	9,500	51,449
Sino Land Co., Ltd.	24,095	31,355
SJM Holdings Ltd.	11,000	12,333
Sun Hung Kai Properties Ltd.	9,161	117,160
Swire Pacific Ltd., Class A	3,500	19,279
Swire Properties Ltd.	7,136	20,747
Techtronic Industries Co., Ltd.	9,500	135,788
The Bank of East Asia Ltd.	8,875	18,986
WH Group Ltd.	69,823	58,550
Wharf Real Estate Investment Co., Ltd.	12,000	62,365
Xinyi Glass Holdings Ltd.	12,000	33,564
		3,298,800
Ireland — 1.0%
CRH PLC	5,274	224,285
DCC PLC	709	50,170
Experian PLC	6,257	237,695
Flutter Entertainment PLC*	1,078	219,195
James Hardie Industries PLC*	2,913	86,333
Kerry Group PLC, Class A	1,079	156,718
Kingspan Group PLC*	1,079	75,559
Smurfit Kappa Group PLC	1,508	70,489
		1,120,444
Isle Of Man — 0.1%
Entain PLC*	4,148	64,339
Israel — 0.6%
Azrieli Group Ltd.	283	17,987
Bank Hapoalim BM*	8,292	56,951
Bank Leumi Le-Israel BM	10,394	61,353
Check Point Software Technologies Ltd.*	712	94,632
CyberArk Software Ltd.*	200	32,318
Elbit Systems Ltd.	186	24,519
ICL Group Ltd.	4,391	22,415
Israel Discount Bank Ltd., Class A	8,729	33,703

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Mizrahi Tefahot Bank Ltd.	962	$ 22,316
Nice Ltd.*	415	117,411
Teva Pharmaceutical Industries Ltd.*	7,232	69,869
Teva Pharmaceutical Industries Ltd., ADR*	500	4,825
Wix.com Ltd.*	400	99,984
		658,283
Italy — 2.1%
Amplifon SpA*	856	35,581
Assicurazioni Generali SpA	7,657	134,062
Atlantia SpA*	3,439	62,101
Davide Campari-Milano N.V.	4,055	46,480
DiaSorin SpA	180	37,582
Enel SpA	55,727	567,007
Eni SpA	17,657	184,334
Ferrari N.V.	869	201,557
FinecoBank Banca Fineco SpA*	4,262	70,289
Infrastrutture Wireless Italiane SpA	1,712	20,754
Intesa Sanpaolo SpA*	111,404	263,328
Mediobanca Banca di Credito Finanziario SpA*	4,539	42,017
Moncler SpA*	1,369	84,167
Nexi SpA*	2,687	53,469
Poste Italiane SpA	3,626	37,089
Prysmian SpA	1,675	59,618
Recordati Industria Chimica e Farmaceutica SpA	726	40,372
Snam SpA	14,360	81,099
Telecom Italia SpA	60,149	27,918
Telecom Italia SpA, RSP	40,890	21,306
Terna Rete Elettrica Nazionale SpA	9,766	75,044
UniCredit SpA*	14,564	136,456
		2,281,630
Japan — 24.9%
ABC-Mart, Inc.	200	11,120
Acom Co., Ltd.	3,200	13,663
Advantest Corp.	1,300	97,372
Aeon Co., Ltd.	4,600	150,909
Aeon Mall Co., Ltd.	710	11,726
AGC, Inc.	1,400	48,957
Air Water, Inc.	1,000	17,793
Aisin Seiki Co., Ltd.	1,200	35,987
Ajinomoto Co., Inc.	3,000	67,979
Alfresa Holdings Corp.	1,300	23,828
Amada Co., Ltd.	2,400	26,410
ANA Holdings, Inc.*	800	17,677
Asahi Group Holdings Ltd.	3,100	127,665
Asahi Intecc Co., Ltd.	1,400	51,135
Asahi Kasei Corp.	8,800	90,201
Astellas Pharma, Inc.	12,800	198,192
Azbil Corp.	800	43,762
Bandai Namco Holdings, Inc.	1,300	112,581
Bridgestone Corp.	3,600	118,065
Brother Industries Ltd.	1,500	30,965
	Number of Shares	Value†

Japan — (continued)
Calbee, Inc.	600	$ 18,087
Canon, Inc.	6,700	129,796
Capcom Co., Ltd.	600	38,912
Casio Computer Co., Ltd.	1,500	27,451
Central Japan Railway Co.	1,000	141,403
Chubu Electric Power Co., Inc.	4,700	56,720
Chugai Pharmaceutical Co., Ltd.	4,500	240,098
Coca-Cola Bottlers Japan Holdings, Inc.	1,000	15,620
Concordia Financial Group Ltd.	7,200	25,399
Cosmos Pharmaceutical Corp.	100	16,148
CyberAgent, Inc.	600	41,391
Dai Nippon Printing Co., Ltd.	1,700	30,579
Daifuku Co., Ltd.	700	86,622
Dai-ichi Life Holdings, Inc.	7,100	106,964
Daiichi Sankyo Co., Ltd.	11,700	400,961
Daikin Industries Ltd.	1,700	378,194
Daito Trust Construction Co., Ltd.	400	37,382
Daiwa House Industry Co., Ltd.	3,800	112,984
Daiwa House REIT Investment Corp.	13	32,160
Daiwa Securities Group, Inc.	9,300	42,360
Denso Corp.	2,900	172,610
Dentsu Group, Inc.	1,500	44,643
Disco Corp.	200	67,407
East Japan Railway Co.	2,100	140,102
Eisai Co., Ltd.	1,700	121,572
ENEOS Holdings, Inc.	20,490	73,594
FANUC Corp.	1,300	320,904
Fast Retailing Co., Ltd.	400	358,672
Fuji Electric Co., Ltd.	900	32,486
FUJIFILM Holdings Corp.	2,400	126,605
Fujitsu Ltd.	1,300	187,896
Fukuoka Financial Group, Inc.	1,200	21,390
GLP J-Reit	26	41,028
GMO Payment Gateway, Inc.	300	40,315
Hakuhodo DY Holdings, Inc.	1,500	20,611
Hamamatsu Photonics K.K.	1,000	57,214
Hankyu Hanshin Holdings, Inc.	1,600	53,219
Harmonic Drive Systems, Inc.	300	26,846
Hikari Tsushin, Inc.	100	23,463
Hino Motors Ltd.	2,000	17,074
Hirose Electric Co., Ltd.	220	33,390
Hisamitsu Pharmaceutical Co., Inc.	400	23,776
Hitachi Construction Machinery Co., Ltd.	700	19,903
Hitachi Ltd.	6,700	264,444
Hitachi Metals Ltd.	1,400	21,286
Honda Motor Co., Ltd.	11,000	310,379
Hoshizaki Corp.	300	27,547
Hoya Corp.	2,500	346,237
Hulic Co., Ltd.	2,000	22,000
Ibiden Co., Ltd.	700	32,723
Idemitsu Kosan Co., Ltd.	1,356	29,855
Iida Group Holdings Co., Ltd.	1,000	20,218
Inpex Corp.	7,400	39,903

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Isuzu Motors Ltd.	4,000	$ 38,079
Ito En Ltd.	400	25,329
ITOCHU Corp.	9,200	264,593
Itochu Techno-Solutions Corp.	700	24,996
Japan Airlines Co., Ltd.*	800	15,427
Japan Airport Terminal Co., Ltd.	300	18,206
Japan Exchange Group, Inc.	3,600	91,987
Japan Post Bank Co., Ltd.	3,000	24,659
Japan Post Holdings Co., Ltd.	10,500	81,786
Japan Post Insurance Co., Ltd.	1,700	34,857
Japan Real Estate Investment Corp.	9	52,005
Japan Retail Fund Investment Corp.	20	36,399
Japan Tobacco, Inc.	8,200	167,175
JFE Holdings, Inc.*	3,000	28,804
JSR Corp.	1,500	41,824
Kajima Corp.	2,800	37,562
Kakaku.com, Inc.	900	24,636
Kansai Paint Co., Ltd.	1,100	33,908
Kao Corp.	3,300	254,946
KDDI Corp.	11,100	329,118
Keihan Holdings Co., Ltd.	700	33,560
Keikyu Corp.	1,600	27,449
Keio Corp.	700	54,310
Keisei Electric Railway Co., Ltd.	1,000	33,850
Keyence Corp.	1,264	711,022
Kikkoman Corp.	1,000	69,597
Kintetsu Group Holdings Co., Ltd.	1,100	48,208
Kirin Holdings Co., Ltd.	5,600	132,233
Kobayashi Pharmaceutical Co., Ltd.	300	36,668
Kobe Bussan Co., Ltd.	800	24,580
Koei Tecmo Holdings Co., Ltd.	300	18,315
Koito Manufacturing Co., Ltd.	700	47,639
Komatsu Ltd.	5,800	160,070
Konami Holdings Corp.	700	39,386
Kose Corp.	200	34,176
Kubota Corp.	6,900	150,749
Kuraray Co., Ltd.	1,900	20,230
Kurita Water Industries Ltd.	600	22,935
Kyocera Corp.	2,200	135,033
Kyowa Kirin Co., Ltd.	1,700	46,424
Kyushu Electric Power Co., Inc.	2,900	25,018
Kyushu Railway Co.	900	19,416
Lasertec Corp.	500	58,687
Lawson, Inc.	400	18,614
Lion Corp.	1,500	36,337
Lixil Corp.	1,700	36,867
M3, Inc.	3,000	283,402
Makita Corp.	1,600	80,251
Marubeni Corp.	11,700	77,950
Marui Group Co., Ltd.	1,500	26,415
Mazda Motor Corp.	3,400	22,759
McDonald's Holdings Co., Japan Ltd.	400	19,385
Medipal Holdings Corp.	1,300	24,447
MEIJI Holdings Co., Ltd.	800	56,304
Mercari, Inc.*	600	26,597
	Number of Shares	Value†

Japan — (continued)
MINEBEA MITSUMI, Inc.	2,600	$ 51,726
MISUMI Group, Inc.	1,900	62,372
Mitsubishi Chemical Holdings Corp.	8,200	49,678
Mitsubishi Corp.	9,000	221,867
Mitsubishi Electric Corp.	12,400	187,409
Mitsubishi Estate Co., Ltd.	8,000	128,583
Mitsubishi Gas Chemical Co., Inc.	1,100	25,295
Mitsubishi Heavy Industries Ltd.	2,100	64,315
Mitsubishi UFJ Financial Group, Inc.	82,600	365,721
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,500	12,005
Mitsui & Co., Ltd.	11,000	201,677
Mitsui Chemicals, Inc.	1,400	41,125
Mitsui Fudosan Co., Ltd.	6,400	134,013
Miura Co., Ltd.	600	33,497
Mizuho Financial Group, Inc.	16,608	210,792
MonotaRO Co., Ltd.	800	40,631
MS&AD Insurance Group Holdings, Inc.	2,890	87,928
Murata Manufacturing Co., Ltd.	3,900	353,065
Nabtesco Corp.	700	30,725
Nagoya Railroad Co., Ltd.	1,400	36,940
NEC Corp.	1,800	96,677
Nexon Co., Ltd.	3,200	98,736
NGK Insulators Ltd.	2,000	30,903
NGK Spark Plug Co., Ltd.	1,100	18,785
NH Foods Ltd.	600	26,427
Nidec Corp.	3,000	379,524
Nihon M&A Center, Inc.	1,000	66,873
Nintendo Co., Ltd.	800	513,553
Nippon Building Fund, Inc.	10	57,997
Nippon Express Co., Ltd.	400	26,907
Nippon Paint Holdings Co., Ltd.	1,000	109,882
Nippon Prologis REIT, Inc.	15	46,861
Nippon Sanso Holdings Corp.	1,000	18,602
Nippon Shinyaku Co., Ltd.	300	19,692
Nippon Steel Corp.*	5,317	68,574
Nippon Telegraph & Telephone Corp.	8,900	228,365
Nippon Yusen K.K.	900	20,998
Nissan Chemical Corp.	800	50,164
Nissan Motor Co., Ltd.*	15,600	84,558
Nisshin Seifun Group, Inc.	1,315	20,948
Nissin Foods Holdings Co., Ltd.	400	34,286
Nitori Holdings Co., Ltd.	500	104,551
Nitto Denko Corp.	1,000	89,580
Nomura Holdings, Inc.	20,800	109,971
Nomura Real Estate Holdings, Inc.	600	13,304
Nomura Real Estate Master Fund, Inc.	28	40,069
Nomura Research Institute Ltd.	2,130	76,198
NSK Ltd.	2,100	18,275
NTT Data Corp.	4,500	61,597
Obayashi Corp.	4,200	36,265
Obic Co., Ltd.	500	100,489
Odakyu Electric Railway Co., Ltd.	2,100	65,957
Oji Holdings Corp.	6,000	34,159

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Olympus Corp.	7,900	$ 172,962
Omron Corp.	1,300	116,053
Ono Pharmaceutical Co., Ltd.	2,500	75,337
Oracle Corp. Japan	300	39,106
Oriental Land Co., Ltd.	1,300	214,801
ORIX Corp.	8,900	136,919
Orix JREIT, Inc.	20	33,087
Osaka Gas Co., Ltd.	2,400	49,194
Otsuka Corp.	600	31,648
Otsuka Holdings Co., Ltd.	2,700	115,685
Pan Pacific International Holdings Corp.	2,700	62,380
Panasonic Corp.	15,000	174,859
PeptiDream, Inc.*	700	35,607
Persol Holdings Co., Ltd.	1,400	25,293
Pigeon Corp.	700	28,891
Pola Orbis Holdings, Inc.	800	16,245
Rakuten, Inc.*	6,300	60,624
Recruit Holdings Co., Ltd.	8,800	369,626
Renesas Electronics Corp.*	5,400	56,522
Resona Holdings, Inc.	14,800	51,811
Ricoh Co., Ltd.	5,000	32,879
Rinnai Corp.	200	23,248
Rohm Co., Ltd.	600	58,165
Ryohin Keikaku Co., Ltd.	1,700	34,790
Santen Pharmaceutical Co., Ltd.	2,600	42,227
SBI Holdings, Inc.	1,710	40,680
SCSK Corp.	400	22,874
Secom Co., Ltd.	1,400	129,152
Sega Sammy Holdings, Inc.	1,200	18,943
Seibu Holdings, Inc.	1,600	15,695
Seiko Epson Corp.	1,700	25,262
Sekisui Chemical Co., Ltd.	2,600	49,299
Sekisui House Ltd.	4,200	85,562
Seven & i Holdings Co., Ltd.	5,200	184,135
SG Holdings Co., Ltd.	2,200	59,986
Sharp Corp.	1,200	18,233
Shimadzu Corp.	1,600	62,192
Shimamura Co., Ltd.	100	10,508
Shimano, Inc.	500	117,039
Shimizu Corp.	4,000	29,117
Shin-Etsu Chemical Co., Ltd.	2,400	421,238
Shinsei Bank Ltd.	800	9,883
Shionogi & Co., Ltd.	1,800	98,409
Shiseido Co., Ltd.	2,700	186,906
SMC Corp.	400	244,295
SoftBank Corp.	19,300	242,254
SoftBank Group Corp.	10,600	822,932
Sohgo Security Services Co., Ltd.	500	25,938
Sompo Holdings, Inc.	2,325	94,262
Sony Corp.	8,600	866,606
Square Enix Holdings Co., Ltd.	600	36,378
Stanley Electric Co., Ltd.	1,000	32,259
Subaru Corp.	4,000	80,036
SUMCO Corp.	1,800	39,525
	Number of Shares	Value†

Japan — (continued)
Sumitomo Chemical Co., Ltd.	10,600	$ 42,726
Sumitomo Corp.	8,000	106,024
Sumitomo Dainippon Pharma Co., Ltd.	1,100	16,257
Sumitomo Electric Industries Ltd.	4,900	64,929
Sumitomo Metal Mining Co., Ltd.	1,500	66,722
Sumitomo Mitsui Financial Group, Inc.	9,000	278,983
Sumitomo Mitsui Trust Holdings, Inc.	2,343	72,293
Sumitomo Realty & Development Co., Ltd.	2,000	61,746
Sundrug Co., Ltd.	400	15,987
Suntory Beverage & Food Ltd.	1,000	35,419
Suzuken Co., Ltd.	540	19,534
Suzuki Motor Corp.	2,500	115,889
Sysmex Corp.	1,100	132,359
T&D Holdings, Inc.	3,700	43,767
Taiheiyo Cement Corp.	800	20,039
Taisei Corp.	1,400	48,298
Taisho Pharmaceutical Holdings Co., Ltd.	200	13,486
Takeda Pharmaceutical Co., Ltd.	10,695	387,045
TDK Corp.	900	135,795
Teijin Ltd.	1,200	22,582
Terumo Corp.	4,500	188,308
The Bank of Kyoto Ltd.	400	20,855
The Chiba Bank Ltd.	3,700	20,418
The Chugoku Electric Power Co., Inc.	2,100	24,645
The Kansai Electric Power Co., Inc.	4,900	46,345
The Shizuoka Bank Ltd.	3,200	23,489
THK Co., Ltd.	700	22,639
TIS, Inc.	1,600	32,799
Tobu Railway Co., Ltd.	1,400	41,743
Toho Co., Ltd.	700	29,525
Toho Gas Co., Ltd.	400	26,500
Tohoku Electric Power Co., Inc.	2,800	23,109
Tokio Marine Holdings, Inc.	4,200	216,391
Tokyo Century Corp.	300	23,808
Tokyo Electric Power Co. Holdings, Inc.*	10,800	28,527
Tokyo Electron Ltd.	1,000	373,563
Tokyo Gas Co., Ltd.	2,700	62,492
Tokyu Corp.	3,600	44,730
Tokyu Fudosan Holdings Corp.	4,000	21,366
Toppan Printing Co., Ltd.	2,000	28,243
Toray Industries, Inc.	10,000	59,314
Toshiba Corp.	2,700	75,623
Tosoh Corp.	1,800	28,124
TOTO Ltd.	1,000	60,189
Toyo Suisan Kaisha Ltd.	600	29,200
Toyoda Gosei Co., Ltd.	400	11,606
Toyota Industries Corp.	1,000	79,451
Toyota Motor Corp.	14,468	1,116,497
Toyota Tsusho Corp.	1,400	56,653
Trend Micro, Inc.*	900	51,816
Tsuruha Holdings, Inc.	200	28,441
Unicharm Corp.	2,700	128,050

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
United Urban Investment Corp.	21	$ 25,998
USS Co., Ltd.	1,500	30,331
Welcia Holdings Co., Ltd.	600	22,633
West Japan Railway Co.	1,000	52,360
Yakult Honsha Co., Ltd.	800	40,346
Yamada Holdings Co., Ltd.	4,000	21,252
Yamaha Corp.	900	53,032
Yamaha Motor Co., Ltd.	2,100	42,863
Yamato Holdings Co., Ltd.	2,000	51,065
Yamazaki Baking Co., Ltd.	1,000	16,701
Yaskawa Electric Corp.	1,600	79,769
Yokogawa Electric Corp.	1,600	31,912
Z Holdings Corp.	17,700	107,107
ZOZO, Inc.	600	14,781
		27,250,846
Jordan — 0.0%
Hikma Pharmaceuticals PLC	1,083	37,223
Luxembourg — 0.3%
ArcelorMittal S.A.*	4,640	106,116
Aroundtown S.A.	6,382	47,584
Eurofins Scientific S.E.*	870	73,381
SES S.A.	2,712	25,453
Tenaris S.A.	3,478	28,185
		280,719
Macao — 0.1%
Sands China Ltd.	16,000	69,878
Wynn Macau Ltd.*	12,400	20,863
		90,741
Mexico — 0.0%
Fresnillo PLC	1,267	19,570
Netherlands — 5.2%
ABN AMRO Bank N.V.*	2,635	25,820
Adyen N.V.*	125	290,443
Aegon N.V.	11,519	45,948
Airbus S.E.*	3,981	436,892
Akzo Nobel N.V.	1,349	144,794
Altice Europe N.V.*	4,140	26,814
Argenx S.E.*	312	91,940
ASML Holding N.V.	2,896	1,402,177
EXOR N.V.	766	62,220
Heineken Holding N.V.	814	76,380
Heineken N.V.	1,738	193,456
ING Groep N.V.*	26,780	248,996
JDE Peet's N.V.*	515	23,361
Just Eat Takeaway.com N.V.*	837	94,374
Koninklijke Ahold Delhaize N.V.	7,562	213,334
Koninklijke DSM N.V.	1,176	202,238
Koninklijke KPN N.V.	23,729	72,119
Koninklijke Philips N.V.*	6,181	332,955
Koninklijke Vopak N.V.	469	24,603
NN Group N.V.	2,015	87,109
Prosus N.V.*	3,348	361,513
	Number of Shares	Value†

Netherlands — (continued)
QIAGEN N.V.*	1,512	$ 78,411
Randstad N.V.*	823	53,275
Royal Dutch Shell PLC, Class A	27,712	485,969
Royal Dutch Shell PLC, Class B	25,021	424,074
Wolters Kluwer N.V.	1,909	160,882
		5,660,097
New Zealand — 0.4%
Auckland International Airport Ltd.*	7,064	38,630
Fisher & Paykel Healthcare Corp. Ltd.	4,021	95,494
Mercury NZ Ltd.	5,143	24,204
Meridian Energy Ltd.	8,838	47,333
Ryman Healthcare Ltd.	2,831	31,059
Spark New Zealand Ltd.	11,848	40,132
The a2 Milk Co., Ltd.*	5,132	44,635
Xero Ltd.*	835	94,772
		416,259
Norway — 0.6%
Adevinta ASA*	1,674	28,140
DNB ASA*	6,388	125,177
Equinor ASA	6,739	113,730
Gjensidige Forsikring ASA	1,242	27,721
Mowi ASA	2,898	64,704
Norsk Hydro ASA	8,484	39,485
Orkla ASA	4,885	49,595
Schibsted ASA, Class A*	520	22,162
Schibsted ASA, Class B*	588	21,827
Telenor ASA	4,966	84,297
Yara International ASA	1,154	47,874
		624,712
Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	0
EDP - Energias de Portugal S.A.	18,726	117,534
Galp Energia SGPS S.A.	3,702	39,228
Jeronimo Martins SGPS S.A.	1,733	29,131
		185,893
Singapore — 1.1%
Ascendas Real Estate Investment Trust	20,490	46,255
CapitaLand Integrated Commercial Trust	31,532	51,568
CapitaLand Ltd.	16,607	41,206
City Developments Ltd.	3,000	18,085
DBS Group Holdings Ltd.	12,003	227,466
Genting Singapore Ltd.	36,200	23,314
Jardine Matheson Holdings Ltd.	1,500	83,907
Keppel Corp. Ltd.	10,300	41,946
Mapletree Commercial Trust	15,200	24,502
Mapletree Logistics Trust	19,361	29,467
Oversea-Chinese Banking Corp. Ltd.	22,590	172,147
Singapore Airlines Ltd.*	10,000	32,447
Singapore Exchange Ltd.	5,000	35,120
Singapore Technologies Engineering Ltd.	9,500	27,494

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Singapore Telecommunications Ltd.	56,800	$ 99,181
Suntec Real Estate Investment Trust	10,700	12,068
United Overseas Bank Ltd.	7,837	133,577
UOL Group Ltd.	3,107	18,117
Venture Corp. Ltd.	1,700	24,997
Wilmar International Ltd.	13,800	48,587
		1,191,451
Spain — 2.4%
ACS Actividades de Construccion y Servicios S.A.	1,856	61,662
Aena SME S.A.*	469	81,535
Amadeus IT Group S.A.	3,056	225,586
Banco Bilbao Vizcaya Argentaria S.A.	45,237	224,222
Banco Santander S.A.*	117,257	365,647
CaixaBank S.A.	24,910	64,026
Cellnex Telecom S.A.	2,209	132,657
Enagas S.A.	1,740	38,280
Endesa S.A.	2,216	60,782
Ferrovial S.A.	3,272	90,472
Grifols S.A.	2,070	60,437
Iberdrola S.A.	41,230	592,487
Industria de Diseno Textil S.A.	7,339	232,939
Naturgy Energy Group S.A.	2,049	47,648
Red Electrica Corp. S.A.	3,004	61,675
Repsol S.A.	10,326	104,025
Siemens Gamesa Renewable Energy S.A.	1,562	63,427
Telefonica S.A.	33,785	134,384
Telefonica S.A.	1,877	7,466
		2,649,357
Sweden — 3.2%
Alfa Laval AB*	2,253	62,220
Assa Abloy AB, Class B	6,706	165,719
Atlas Copco AB, Class A	4,517	232,158
Atlas Copco AB, Class B	2,753	123,575
Boliden AB	1,973	69,997
Electrolux AB, Class B	1,401	32,597
Epiroc AB, Class A	4,569	83,040
Epiroc AB, Class B	2,471	41,715
EQT AB	1,699	43,127
Essity AB, Class B	4,150	133,710
Evolution Gaming Group AB	1,100	110,588
Fastighets AB Balder, Class B*	696	36,341
Hennes & Mauritz AB, Class B*	5,431	114,008
Hexagon AB, Class B	1,938	177,680
Husqvarna AB, Class B	2,834	36,779
ICA Gruppen AB	622	31,113
Industrivarden AB, Class A*	735	24,488
Industrivarden AB, Class C*	986	31,870
Investment AB Latour, Class B	1,056	25,579
Investor AB, Class B	3,060	222,717
Kinnevik AB, Class B*	1,611	80,931
L E Lundbergforetagen AB, Class B*	471	25,269
Lundin Energy AB	1,292	35,017
	Number of Shares	Value†

Sweden — (continued)
Nibe Industrier AB, Class B	2,224	$ 72,933
Sandvik AB*	7,731	190,674
Securitas AB, Class B	2,230	35,978
Skandinaviska Enskilda Banken AB, Class A*	11,025	113,530
Skanska AB, Class B	2,417	61,595
SKF AB, Class B	2,667	69,393
Svenska Cellulosa AB SCA, Class B*	4,322	75,566
Svenska Handelsbanken AB, Class A*	10,939	110,265
Swedbank AB, Class A*	5,991	105,084
Swedish Match AB	1,097	85,369
Tele2 AB, Class B	3,276	43,335
Telefonaktiebolaget LM Ericsson, Class B	20,104	239,146
Telia Co., AB	17,132	70,753
Volvo AB, Class B*	9,790	231,760
		3,445,619
Switzerland — 9.8%
ABB Ltd.	12,448	349,157
Adecco Group AG	1,018	67,802
Alcon, Inc.*	3,294	218,709
Baloise Holding AG	301	53,479
Banque Cantonale Vaudoise	175	19,048
Barry Callebaut AG	19	45,279
Chocoladefabriken Lindt & Spruengli AG	1	100,441
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	68,231
Cie Financiere Richemont S.A.	3,514	317,462
Clariant AG	1,199	25,438
Coca-Cola HBC AG*	1,426	46,178
Credit Suisse Group AG*	16,645	214,902
EMS-Chemie Holding AG	52	50,022
Geberit AG	252	157,745
Givaudan S.A.	62	262,311
Glencore PLC*	68,293	216,885
Julius Baer Group Ltd.	1,484	85,495
Kuehne + Nagel International AG	354	80,329
LafargeHolcim Ltd.*	3,500	192,107
Logitech International S.A.	1,098	106,610
Lonza Group AG	501	322,728
Nestle S.A.	19,560	2,312,213
Novartis AG	15,061	1,418,113
Partners Group Holding AG	126	148,055
Roche Holding AG	4,768	1,660,688
Schindler Holding AG	125	33,787
Schindler Holding AG, Participation Certificates	269	72,748
SGS S.A.	41	123,589
Sika AG	952	259,509
Sonova Holding AG*	360	93,634
STMicroelectronics N.V.	4,332	160,266
Straumann Holding AG	69	80,828
Swiss Life Holding AG*	200	93,294

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Swiss Prime Site AG	484	$ 47,447
Swiss Re AG	1,938	182,585
Swisscom AG	174	93,705
Temenos AG	430	59,912
The Swatch Group AG	185	50,291
The Swatch Group AG	298	15,726
UBS Group AG	24,773	348,800
Vifor Pharma AG	293	46,052
Zurich Insurance Group AG	1,018	429,007
		10,730,607
United Kingdom — 11.7%
3i Group PLC	6,462	102,209
Admiral Group PLC	1,312	51,879
Anglo American PLC	8,442	278,774
Antofagasta PLC	2,581	50,637
Ashtead Group PLC	3,039	143,140
Associated British Foods PLC*	2,516	77,681
AstraZeneca PLC	8,917	889,143
Auto Trader Group PLC	6,702	54,552
Aveva Group PLC	707	30,867
Aviva PLC	26,405	117,450
BAE Systems PLC	21,801	145,386
Barclays PLC*	118,890	238,504
Barratt Developments PLC*	7,128	65,165
Berkeley Group Holdings PLC	878	56,796
BP PLC	136,896	472,393
British American Tobacco PLC	14,443	536,368
British American Tobacco PLC, ADR	1,064	39,889
BT Group PLC*	59,975	108,102
Bunzl PLC	2,198	73,387
Burberry Group PLC*	2,621	64,005
CNH Industrial N.V.*	7,103	89,288
Coca-Cola European Partners PLC	1,476	71,376
Compass Group PLC	12,236	228,218
Croda International PLC	875	78,689
Diageo PLC	15,858	627,481
Direct Line Insurance Group PLC	9,937	43,462
Evraz PLC	3,788	24,209
Ferguson PLC	1,531	186,017
Fiat Chrysler Automobiles N.V.*	7,408	133,833
GlaxoSmithKline PLC	34,037	622,808
Halma PLC	2,528	84,663
Hargreaves Lansdown PLC	2,149	44,747
HSBC Holdings PLC*	138,276	714,229
Imperial Brands PLC	6,435	134,971
Informa PLC*	10,714	80,112
InterContinental Hotels Group PLC*	1,153	74,732
Intertek Group PLC	1,128	87,127
J. Sainsbury PLC	12,992	39,934
JD Sports Fashion PLC*	2,685	31,544
Johnson Matthey PLC	1,361	45,091
Kingfisher PLC*	14,253	52,667
Land Securities Group PLC	4,914	45,386
Legal & General Group PLC	40,533	147,719
	Number of Shares	Value†

United Kingdom — (continued)
Lloyds Banking Group PLC*	483,753	$ 241,179
London Stock Exchange Group PLC	2,164	267,117
M&G PLC	18,831	50,828
Melrose Industries PLC*	31,627	77,056
Mondi PLC	3,375	79,082
National Grid PLC	23,660	279,600
Natwest Group PLC*	31,465	71,929
Next PLC*	943	90,930
NMC Health PLC*	538	69
Ocado Group PLC*	3,089	96,593
Pearson PLC	4,876	44,753
Persimmon PLC	2,126	80,241
Phoenix Group Holdings PLC	3,778	36,205
Prudential PLC	17,613	323,867
Reckitt Benckiser Group PLC	4,813	429,580
RELX PLC	7,157	175,113
RELX PLC	5,881	143,712
Rentokil Initial PLC*	13,036	90,889
Rolls-Royce Holdings PLC*	55,791	84,436
RSA Insurance Group PLC	6,683	61,944
Schroders PLC	773	35,246
Segro PLC	8,276	107,387
Severn Trent PLC	1,547	48,294
Smith & Nephew PLC	5,814	120,771
Smiths Group PLC	2,596	53,397
Spirax-Sarco Engineering PLC	486	75,021
SSE PLC	7,030	143,997
St. James's Place PLC	3,676	56,883
Standard Chartered PLC*	18,343	116,477
Standard Life Aberdeen PLC	14,470	55,464
Taylor Wimpey PLC*	22,936	51,880
Tesco PLC	67,310	212,415
The British Land Co., PLC	5,472	36,649
The Sage Group PLC	7,202	57,185
Unilever PLC	8,119	486,926
Unilever PLC	9,754	590,615
United Utilities Group PLC	4,874	59,614
Vodafone Group PLC	180,489	296,451
Whitbread PLC*	1,420	60,146
Wm Morrison Supermarkets PLC	15,833	38,311
WPP PLC	8,208	88,942
		12,801,824
TOTAL COMMON STOCKS (Cost $76,241,496)		106,843,362

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont S.A., expiration date 11/22/23* (Cost $0)	7,198	1,870

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	341	22,971

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
	Number of Shares	Value†
PREFERRED STOCKS — (continued)
Germany — (continued)
FUCHS PETROLUB S.E.	492	$ 27,760
Henkel AG & Co., KGaA	1,186	133,727
Porsche Automobil Holding S.E.	999	69,008
Sartorius AG	238	100,241
Volkswagen AG	1,277	238,651
TOTAL PREFERRED STOCKS (Cost $413,774)		592,358

RIGHTS — 0.0%
Spain — 0.0%
Repsol S.A.* (Cost $3,624)	10,326	3,541

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $868,646)	868,646	868,646
TOTAL INVESTMENTS — 99.1% (Cost $77,527,540)		$ 108,309,777
Other Assets & Liabilities — 0.9%		985,842
TOTAL NET ASSETS — 100.0%		$ 109,295,619

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$ 224,474
Aerospace & Defense	1.1%	1,186,368
Agriculture	0.9%	963,772
Airlines	0.1%	109,691
Apparel	2.2%	2,386,255
Auto Manufacturers	3.0%	3,178,377
Auto Parts & Equipment	0.9%	965,249
Banks	8.7%	9,271,161
Beverages	2.2%	2,308,634
Biotechnology	0.9%	962,522
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Building Materials	1.8%	$ 1,951,261
Chemicals	3.5%	3,690,754
Commercial Services	2.9%	3,089,379
Computers	1.2%	1,239,448
Cosmetics & Personal Care	2.5%	2,625,480
Distribution & Wholesale	1.1%	1,188,168
Diversified Financial Services	2.2%	2,323,999
Electric	3.3%	3,523,613
Electrical Components & Equipment	0.8%	808,281
Electronics	2.2%	2,377,596
Energy-Alternate Sources	0.4%	380,683
Engineering & Construction	1.3%	1,366,744
Entertainment	0.8%	846,128
Environmental Control	0.0%	22,935
Food	5.0%	5,294,081
Food Service	0.3%	282,599
Forest Products & Paper	0.4%	472,762
Gas	0.4%	413,663
Hand & Machine Tools	0.4%	448,877
Healthcare Products	2.3%	2,438,503
Healthcare Services	0.9%	935,644
Holding Companies	0.2%	229,753
Home Builders	0.5%	522,145
Home Furnishings	1.1%	1,176,736
Household Products & Wares	0.5%	495,587
Insurance	5.1%	5,421,593
Internet	1.4%	1,488,203
Investment Companies	0.6%	681,913
Iron & Steel	0.5%	537,624
Leisure Time	0.2%	212,934
Lodging	0.4%	461,965
Machinery — Construction & Mining	1.0%	1,109,168
Machinery — Diversified	2.5%	2,715,461
Media	0.5%	535,310
Metal Fabricate/Hardware	0.2%	178,225
Mining	2.6%	2,835,652
Miscellaneous Manufacturing	1.1%	1,176,536
Office & Business Equipment	0.3%	314,542
Oil & Gas	3.1%	3,278,385
Pharmaceuticals	8.5%	9,068,037
Pipelines	0.1%	87,646
Real Estate	1.5%	1,660,236
Real Estate Investment Trusts	1.4%	1,526,018
Retail	2.2%	2,402,567
Semiconductors	2.5%	2,672,761
Shipbuilding	0.0%	30,085
Software	1.7%	1,813,685
Telecommunications	3.8%	4,096,979
Textiles	0.0%	22,582
Toys, Games & Hobbies	0.6%	626,134
Transportation	1.8%	1,944,601
Water	0.2%	243,198
	100.0%	$106,843,362

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Developed International Index Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 8,329,519	$ —	$ 8,329,519	$—
Austria	195,594	—	195,594	—
Belgium	982,616	—	982,616	—
Bermuda	34,800	—	34,800	—
Denmark	2,703,983	—	2,703,983	—
Finland	1,327,541	—	1,327,541	—
France	11,119,051	—	11,119,051	—
Germany	9,341,844	97,598	9,244,246	—
Hong Kong	3,298,800	25,358	3,273,442	—
Ireland	1,120,444	—	1,120,444	—
Isle of Man	64,339	—	64,339	—
Israel	658,283	231,759	426,524	—
Italy	2,281,630	—	2,281,630	—
Japan	27,250,846	—	27,250,846	—
Jordan	37,223	—	37,223	—
Luxembourg	280,719	—	280,719	—
Macao	90,741	—	90,741	—
Mexico	19,570	—	19,570	—
Netherlands	5,660,097	78,411	5,581,686	—
New Zealand	416,259	—	416,259	—
Norway	624,712	—	624,712	—
Portugal	185,893	—	185,893	—
Singapore	1,191,451	—	1,191,451	—
Spain	2,649,357	—	2,649,357	—
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Sweden	$ 3,445,619	$ —	$ 3,445,619	$—
Switzerland	10,730,607	—	10,730,607	—
United Kingdom	12,801,824	630,504	12,171,320	—
Total Common Stocks	$ 106,843,362	$ 1,063,630	$ 105,779,732	$ —
Preferred Stocks	592,358	—	592,358	—
Rights	3,541	3,541	—	—
Warrants	1,870	1,870	—	—
Short-Term Investments	868,646	868,646	—	—
Total Investments	$ 108,309,777	$ 1,937,687	$ 106,372,090	$ —
Other Financial Instruments(1)
Futures Contracts	$ 47,990	$ 47,990	$ —	$—
Total Assets—Other Financial Instruments	$ 47,990	$ 47,990	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2020 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini MSCI EAFE Index	03/19/2021	21	50	$2,131	$2,237,340	$47,990	$—
							$47,990	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 97.8%
Canada — 9.7%
Alimentation Couche-Tard, Inc., Class B	300,543	$ 10,242,403
Canadian National Railway Co.	103,387	11,366,154
Constellation Software, Inc.	8,573	11,132,440
Topicus.com, Inc.*	15,944	60,278
		32,801,275
China — 4.3%
Alibaba Group Holding Ltd.*	173,600	5,049,074
Alibaba Group Holding Ltd., ADR*	21,632	5,034,415
Tencent Holdings Ltd.	62,906	4,526,326
		14,609,815
France — 10.0%
Air Liquide S.A.	39,047	6,401,634
LVMH Moet Hennessy Louis Vuitton S.E.	16,417	10,277,065
Safran S.A.*	55,519	7,868,923
Sartorius Stedim Biotech	11,211	3,996,430
Teleperformance	14,922	4,953,824
		33,497,876
Germany — 4.5%
adidas AG*	16,598	6,038,435
CTS Eventim AG & Co., KGaA*	134,120	8,964,755
		15,003,190
Hong Kong — 1.4%
Techtronic Industries Co., Ltd.	325,460	4,651,938
India — 6.9%
Asian Paints Ltd.	213,154	8,073,915
Housing Development Finance Corp. Ltd.	200,689	7,031,330
Tata Consultancy Services Ltd.	207,336	8,141,076
		23,246,321
Ireland — 7.7%
Experian PLC	118,121	4,487,257
Flutter Entertainment PLC*	56,104	11,407,919
Medtronic PLC	85,358	9,998,836
		25,894,012
Italy — 2.7%
Ferrari N.V.	39,443	9,148,470
Japan — 9.9%
Asahi Group Holdings Ltd.	250,523	10,317,094
Hoya Corp.	59,840	8,287,530
Keyence Corp.	14,300	8,043,993
Obic Co., Ltd.	33,116	6,655,582
		33,304,199
Luxembourg — 3.2%
Eurofins Scientific S.E.*	128,015	10,797,551
Netherlands — 5.3%
Adyen N.V.*	2,088	4,851,555
IMCD N.V.	25,970	3,305,462
	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	113,195	$ 9,539,564
		17,696,581
Spain — 0.9%
Cellnex Telecom S.A.	52,217	3,135,786
Switzerland — 7.1%
Alcon, Inc.*	150,681	10,004,637
Nestle S.A.	118,183	13,970,568
		23,975,205
United Kingdom — 18.8%
Ashtead Group PLC	183,153	8,626,687
Diageo PLC	288,065	11,398,376
Halma PLC	270,208	9,049,339
IHS Markit Ltd.	92,221	8,284,212
London Stock Exchange Group PLC	93,520	11,543,785
Rentokil Initial PLC*	1,074,024	7,488,281
Unilever PLC	111,638	6,759,802
		63,150,482
United States — 5.4%
Mastercard, Inc., Class A	28,377	10,128,886
Mondelez International, Inc., Class A	137,272	8,026,294
		18,155,180
TOTAL COMMON STOCKS (Cost $250,145,475)		329,067,881

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $4,000,950)	4,000,950	4,000,950
TOTAL INVESTMENTS — 99.0% (Cost $254,146,425)		$ 333,068,831
Other Assets & Liabilities — 1.0%		3,204,910
TOTAL NET ASSETS — 100.0%		$ 336,273,741

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
KGaA— Kommanditgesellschaft auf Aktien.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
International Equity Fund
Country Weightings as of 12/31/2020††
United Kingdom	19%
France	10
Japan	10
Canada	10
Ireland	8
Switzerland	7
India	7
Other	29
Total	100%
††	% of total investments as of December 31, 2020.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	2.4%	$ 7,868,923
Apparel	5.0%	16,315,500
Auto Manufacturers	2.8%	9,148,470
Beverages	6.6%	21,715,470
Chemicals	5.4%	17,781,011
Commercial Services	10.2%	33,737,992
Computers	6.0%	19,750,482
Cosmetics & Personal Care	2.1%	6,759,802
Diversified Financial Services	8.7%	28,704,001
Electronics	5.3%	17,336,869
Engineering & Construction	0.9%	3,135,786
Entertainment	6.2%	20,372,674
Food	6.7%	21,996,862
Hand & Machine Tools	1.4%	4,651,938
Healthcare Products	7.3%	23,999,903
Healthcare Services	3.3%	10,797,551
Internet	4.4%	14,609,815
Machinery — Diversified	2.4%	8,043,993
Media	2.9%	9,539,564
Retail	3.1%	10,242,403
Software	3.4%	11,192,718
Transportation	3.5%	11,366,154
	100.0%	$329,067,881
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$ 32,801,275	$32,740,997	$ 60,278	$—
China	14,609,815	5,034,415	9,575,400	—
France	33,497,876	—	33,497,876	—
Germany	15,003,190	—	15,003,190	—
Hong Kong	4,651,938	—	4,651,938	—
India	23,246,321	—	23,246,321	—
Ireland	25,894,012	9,998,836	15,895,176	—
Italy	9,148,470	—	9,148,470	—
Japan	33,304,199	—	33,304,199	—
Luxembourg	10,797,551	—	10,797,551	—
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Netherlands	$ 17,696,581	$ —	$ 17,696,581	$—
Spain	3,135,786	—	3,135,786	—
Switzerland	23,975,205	—	23,975,205	—
United Kingdom	63,150,482	15,044,014	48,106,468	—
United States	18,155,180	18,155,180	—	—
Total Common Stocks	$ 329,067,881	$ 80,973,442	$ 248,094,439	$ —
Short-Term Investments	4,000,950	4,000,950	—	—
Total Investments	$ 333,068,831	$ 84,974,392	$ 248,094,439	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 99.6%
Belgium — 1.6%
Anheuser-Busch InBev N.V.	33,518	$ 2,338,442
Brazil — 4.9%
Ambev S.A., ADR	215,644	659,871
B3 S.A. - Brasil Bolsa Balcao	113,595	1,355,477
Lojas Renner S.A.	310,803	2,605,283
Notre Dame Intermedica Participacoes S.A.	90,490	1,364,789
XP, Inc., Class A*	28,123	1,115,639
		7,101,059
China — 29.0%
Alibaba Group Holding Ltd.*	145,600	4,234,708
Alibaba Group Holding Ltd., ADR*	8,463	1,969,594
Autohome, Inc., ADR	23,635	2,354,519
Baozun, Inc., ADR*	24,965	857,548
ENN Energy Holdings Ltd.	177,961	2,612,415
Hundsun Technologies, Inc., Class A	99,357	1,595,438
NetEase, Inc.	83,696	1,598,751
NetEase, Inc., ADR	16,635	1,593,134
Shenzhou International Group Holdings Ltd.	76,456	1,498,404
Sunny Optical Technology Group Co., Ltd.	87,762	1,917,467
Tencent Holdings Ltd.	119,710	8,613,589
Tencent Music Entertainment Group, ADR*	172,464	3,318,207
Toly Bread Co., Ltd., Class A	151,182	1,366,132
Wuliangye Yibin Co., Ltd., Class A	79,199	3,537,055
Yum China Holdings, Inc.	70,506	4,025,187
Yum China Holdings, Inc.	19,152	1,098,021
		42,190,169
Hong Kong — 6.3%
Budweiser Brewing Co., APAC, Ltd.	946,594	3,126,916
Hong Kong Exchanges & Clearing Ltd.	31,862	1,747,686
MTR Corp., Ltd.	363,463	2,032,717
Techtronic Industries Co., Ltd.	97,461	1,393,052
Vitasoy International Holdings Ltd.	223,975	872,421
		9,172,792
India — 14.1%
Asian Paints Ltd.	23,629	895,027
Eicher Motors Ltd.	39,793	1,380,428
HCL Technologies Ltd.	375,766	4,877,032
HDFC Bank Ltd.*	84,792	1,670,104
HDFC Bank Ltd., ADR*	2,339	169,016
Housing Development Finance Corp. Ltd.	86,091	3,016,280
Kotak Mahindra Bank Ltd.*	143,738	3,928,455
Tata Consultancy Services Ltd.	117,212	4,602,345
		20,538,687
Indonesia — 4.8%
Bank Central Asia Tbk PT	1,150,782	2,773,995
Bank Rakyat Indonesia Persero Tbk PT	5,052,932	1,502,254
	Number of Shares	Value†

Indonesia — (continued)
Telekom Indonesia Persero Tbk PT	11,454,974	$ 2,700,682
		6,976,931
Malaysia — 1.5%
Public Bank Bhd	425,485	2,181,717
Mexico — 3.3%
Fomento Economico Mexicano S.A.B. de C.V., ADR	33,003	2,500,637
Wal-Mart de Mexico S.A.B. de C.V.	798,266	2,242,422
		4,743,059
Netherlands — 3.9%
Heineken N.V.	50,967	5,673,117
Singapore — 2.0%
BOC Aviation Ltd.	64,699	560,003
United Overseas Bank Ltd.	139,884	2,384,241
		2,944,244
South Africa — 2.6%
Naspers Ltd.	18,577	3,804,100
South Korea — 11.3%
LG Household & Health Care Ltd.	1,443	2,153,713
NAVER Corp.	11,184	3,014,863
NCSoft Corp.*	1,121	962,436
Samsung Electronics Co., Ltd.	45,249	3,378,993
SK Hynix, Inc.	63,246	6,908,266
		16,418,271
Taiwan — 10.1%
Largan Precision Co., Ltd.	12,470	1,421,107
Taiwan Semiconductor Manufacturing Co., Ltd.	594,377	11,244,111
Win Semiconductors Corp.	163,627	2,019,711
		14,684,929
Thailand — 2.7%
Airports of Thailand PCL	619,961	1,286,496
CP ALL PCL	1,331,467	2,587,668
		3,874,164
United Kingdom — 1.5%
Unilever PLC	35,338	2,139,754
TOTAL COMMON STOCKS (Cost $105,858,063)		144,781,435

WARRANTS — 0.5%
Vietnam — 0.5%
Vietnam Dairy Products JSC, expiration date 02/17/21* (Cost $547,013)	151,740	714,695

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Emerging Markets Equity Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $1,787,888)	1,787,888	$ 1,787,888
TOTAL INVESTMENTS — 101.3% (Cost $108,192,964)		$ 147,284,018
Other Assets & Liabilities — (1.3)%		(1,948,589)
TOTAL NET ASSETS — 100.0%		$ 145,335,429

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PCL— Public Company Limited.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	1.0%	$ 1,498,404
Auto Manufacturers	0.9%	1,380,428
Banks	10.1%	14,609,782
Beverages	12.9%	18,708,459
Chemicals	0.6%	895,027
Computers	3.2%	4,602,345
Cosmetics & Personal Care	3.0%	4,293,467
Diversified Financial Services	5.4%	7,795,085
Engineering & Construction	0.9%	1,286,496
Food	0.9%	1,366,132
Gas	1.8%	2,612,415
Hand & Machine Tools	1.0%	1,393,052
Healthcare Services	0.9%	1,364,789
Internet	20.1%	29,129,564
Miscellaneous Manufacturing	2.3%	3,338,574
Retail	8.7%	12,558,581
Semiconductors	16.3%	23,551,081
Software	6.7%	9,664,355
Telecommunications	1.9%	2,700,682
Transportation	1.4%	2,032,717
	100.0%	$144,781,435
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Belgium	$ 2,338,442	$ —	$ 2,338,442	$—
Brazil	7,101,059	7,101,059	—	—
China	42,190,169	14,118,189	28,071,980	—
Hong Kong	9,172,792	—	9,172,792	—
India	20,538,687	169,016	20,369,671	—
Indonesia	6,976,931	—	6,976,931	—
Malaysia	2,181,717	—	2,181,717	—
Mexico	4,743,059	4,743,059	—	—
Netherlands	5,673,117	—	5,673,117	—
Singapore	2,944,244	—	2,944,244	—
South Africa	3,804,100	—	3,804,100	—
South Korea	16,418,271	—	16,418,271	—
Taiwan	14,684,929	—	14,684,929	—
Thailand	3,874,164	—	3,874,164	—
United Kingdom	2,139,754	2,139,754	—	—
Total Common Stocks	$ 144,781,435	$ 28,271,077	$ 116,510,358	$ —
Warrants	714,695	—	714,695	—
Short-Term Investments	1,787,888	1,787,888	—	—
Total Investments	$ 147,284,018	$ 30,058,965	$ 117,225,053	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 4.0%
Entertainment — 1.5%
Caesars Entertainment, Inc.*	24,037	$ 1,785,228
Lodging — 0.9%
Boyd Gaming Corp.*	26,373	1,131,929
Real Estate — 1.6%
Jones Lang LaSalle, Inc.*	12,944	1,920,501
TOTAL COMMON STOCKS (Cost $3,322,139)		4,837,658

REAL ESTATE INVESTMENT TRUSTS — 94.0%
Apartments — 9.5%
Essex Property Trust, Inc.	16,367	3,885,853
Invitation Homes, Inc.	89,167	2,648,260
UDR, Inc.	127,557	4,902,016
		11,436,129
Building & Real Estate — 3.8%
Agree Realty Corp.	15,555	1,035,652
Spirit Realty Capital, Inc.	87,752	3,524,998
		4,560,650
Diversified — 26.5%
American Tower Corp.	41,352	9,281,870
Apartment Income REIT Corp.*	23,862	916,539
Crown Castle International Corp.	30,604	4,871,851
Digital Realty Trust, Inc.	8,239	1,149,423
Duke Realty Corp.	144,681	5,782,900
SBA Communications Corp.	16,212	4,573,891
Weyerhaeuser Co.	139,074	4,663,151
WP Carey, Inc.	12,721	897,848
		32,137,473
Healthcare — 12.6%
Healthcare Trust of America, Inc., Class A	64,514	1,776,716
Healthpeak Properties, Inc.	183,976	5,561,594
Medical Properties Trust, Inc.	90,417	1,970,186
Omega Healthcare Investors, Inc.	37,430	1,359,458
Ventas, Inc.	75,225	3,689,034
Welltower, Inc.	13,989	903,969
		15,260,957
Hotels & Resorts — 5.2%
Host Hotels & Resorts, Inc.	81,942	1,198,811
Park Hotels & Resorts, Inc.	46,589	799,001
VICI Properties, Inc.	169,937	4,333,394
		6,331,206
Industrial — 10.1%
Americold Realty Trust	68,266	2,548,370
CyrusOne, Inc.	54,041	3,953,099
First Industrial Realty Trust, Inc.	14,222	599,173
Prologis, Inc.	42,269	4,212,529
QTS Realty Trust, Inc., Class A	14,929	923,806
		12,236,977
	Number of Shares	Value†

Manufactured Homes — 2.2%
Sun Communities, Inc.	17,509	$ 2,660,493
Office Property — 4.1%
Hudson Pacific Properties, Inc.	62,127	1,492,290
VEREIT, Inc.	92,402	3,491,872
		4,984,162
Regional Malls — 5.3%
Simon Property Group, Inc.	75,464	6,435,570
Storage & Warehousing — 9.5%
Extra Space Storage, Inc.	40,169	4,653,980
Public Storage	29,566	6,827,677
		11,481,657
Strip Centers — 0.8%
SITE Centers Corp.	90,842	919,321
Telecommunications — 4.4%
Equinix, Inc.	7,535	5,381,346
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $102,060,826)		113,825,941

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $326,848)	326,848	326,848
TOTAL INVESTMENTS — 98.3% (Cost $105,709,813)		$ 118,990,447
Other Assets & Liabilities — 1.7%		2,072,764
TOTAL NET ASSETS — 100.0%		$ 121,063,211

†	See Security Valuation Note.
*	Non-income producing security.
REIT— Real Estate Investment Trust.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Real Estate Securities Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 4,837,658	$ 4,837,658	$—	$—
Real Estate Investment Trusts	113,825,941	113,825,941	—	—
Short-Term Investments	326,848	326,848	—	—
Total Investments	$ 118,990,447	$ 118,990,447	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.7%
Penn Series Flexibly Managed Fund*	27,126	$ 2,091,920
Penn Series Index 500 Fund*	281,914	9,108,655
Penn Series Large Cap Growth Fund*	68,904	2,105,718
Penn Series Large Cap Value Fund*	166,737	5,525,659
Penn Series Large Core Value Fund*	240,432	5,573,204
Penn Series Large Growth Stock Fund*	9,853	703,324
Penn Series Mid Cap Growth Fund*	35,878	1,406,780
Penn Series Mid Cap Value Fund*	59,949	1,390,827
Penn Series Mid Core Value Fund*	176,072	4,819,103
Penn Series Real Estate Securities Fund*	79,041	2,084,307
Penn Series Small Cap Growth Fund*	33,917	2,125,222
Penn Series Small Cap Value Fund*	17,197	691,986
Penn Series SMID Cap Growth Fund*	26,833	1,405,496
Penn Series SMID Cap Value Fund*	47,921	1,379,173
TOTAL AFFILIATED EQUITY FUNDS (Cost $29,857,099)		40,411,374

AFFILIATED FIXED INCOME FUNDS — 8.8%
Penn Series High Yield Bond Fund*	129,698	2,077,767
Penn Series Limited Maturity Bond Fund*	310,255	4,135,698
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,686,929)		6,213,465

AFFILIATED INTERNATIONAL EQUITY FUNDS — 33.0%
Penn Series Developed International Index Fund*	526,464	8,391,838
Penn Series Emerging Markets Equity Fund*	419,695	6,266,040
Penn Series International Equity Fund*	216,773	8,458,497
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $17,287,687)		23,116,375

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $402,669)	402,669	402,669
TOTAL INVESTMENTS — 100.1% (Cost $53,234,384)		$ 70,143,883
Other Assets & Liabilities — (0.1)%		(70,318)
TOTAL NET ASSETS — 100.0%		$ 70,073,565

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$40,411,374	$40,411,374	$—	$—
Affiliated Fixed Income Funds	6,213,465	6,213,465	—	—
Affiliated International Equity Funds	23,116,375	23,116,375	—	—
Short-Term Investments	402,669	402,669	—	—
Total Investments	$ 70,143,883	$ 70,143,883	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.7%
Penn Series Flexibly Managed Fund*	176,054	$ 13,577,317
Penn Series Index 500 Fund*	844,450	27,284,185
Penn Series Large Cap Growth Fund*	223,582	6,832,663
Penn Series Large Cap Value Fund*	541,124	17,932,855
Penn Series Large Core Value Fund*	780,272	18,086,695
Penn Series Large Growth Stock Fund*	31,968	2,281,886
Penn Series Mid Cap Growth Fund*	116,395	4,563,845
Penn Series Mid Cap Value Fund*	97,279	2,256,861
Penn Series Mid Core Value Fund*	489,796	13,405,724
Penn Series Real Estate Securities Fund*	256,529	6,764,666
Penn Series Small Cap Growth Fund*	73,356	4,596,502
Penn Series Small Cap Index Fund*	74,800	2,251,494
Penn Series Small Cap Value Fund*	55,810	2,245,777
Penn Series SMID Cap Growth Fund*	43,524	2,279,769
Penn Series SMID Cap Value Fund*	155,535	4,476,291
TOTAL AFFILIATED EQUITY FUNDS (Cost $90,278,456)		128,836,530

AFFILIATED FIXED INCOME FUNDS — 17.8%
Penn Series High Yield Bond Fund*	420,891	6,742,671
Penn Series Limited Maturity Bond Fund*	1,678,064	22,368,592
Penn Series Quality Bond Fund*	645,524	11,206,295
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,114,956)		40,317,558

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.0%
Penn Series Developed International Index Fund*	1,281,212	20,422,519
Penn Series Emerging Markets Equity Fund*	907,934	13,555,460
Penn Series International Equity Fund*	586,101	22,869,659
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $40,591,468)		56,847,638

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $971,404)	971,404	971,404
TOTAL INVESTMENTS — 100.0% (Cost $167,956,284)		$ 226,973,130
Other Assets & Liabilities — 0.0%		111,114
TOTAL NET ASSETS — 100.0%		$ 227,084,244

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$128,836,530	$128,836,530	$—	$—
Affiliated Fixed Income Funds	40,317,558	40,317,558	—	—
Affiliated International Equity Funds	56,847,638	56,847,638	—	—
Short-Term Investments	971,404	971,404	—	—
Total Investments	$ 226,973,130	$ 226,973,130	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.8%
Penn Series Flexibly Managed Fund*	221,755	$ 17,101,758
Penn Series Index 500 Fund*	886,387	28,639,156
Penn Series Large Cap Growth Fund*	187,750	5,737,635
Penn Series Large Cap Value Fund*	425,990	14,117,300
Penn Series Large Core Value Fund*	614,251	14,238,346
Penn Series Large Growth Stock Fund*	40,269	2,874,374
Penn Series Mid Cap Growth Fund*	146,617	5,748,860
Penn Series Mid Core Value Fund*	719,753	19,699,649
Penn Series Real Estate Securities Fund*	215,410	5,680,351
Penn Series Small Cap Growth Fund*	46,202	2,895,045
Penn Series Small Cap Index Fund*	94,219	2,835,996
Penn Series Small Cap Value Fund*	70,296	2,828,706
Penn Series SMID Cap Growth Fund*	54,826	2,871,760
Penn Series SMID Cap Value Fund*	97,952	2,819,070
TOTAL AFFILIATED EQUITY FUNDS (Cost $87,428,655)		128,088,006

AFFILIATED FIXED INCOME FUNDS — 37.5%
Penn Series High Yield Bond Fund*	706,871	11,324,074
Penn Series Limited Maturity Bond Fund*	2,959,159	39,445,589
Penn Series Quality Bond Fund*	3,252,405	56,461,745
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $92,508,778)		107,231,408

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.0%
Penn Series Developed International Index Fund*	896,575	14,291,402
Penn Series Emerging Markets Equity Fund*	953,020	14,228,589
Penn Series International Equity Fund*	516,791	20,165,213
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $33,095,167)		48,685,204

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $1,142,699)	1,142,699	1,142,699
TOTAL INVESTMENTS — 99.7% (Cost $214,175,299)		$ 285,147,317
Other Assets & Liabilities — 0.3%		762,393
TOTAL NET ASSETS — 100.0%		$ 285,909,710

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$128,088,006	$128,088,006	$—	$—
Affiliated Fixed Income Funds	107,231,408	107,231,408	—	—
Affiliated International Equity Funds	48,685,204	48,685,204	—	—
Short-Term Investments	1,142,699	1,142,699	—	—
Total Investments	$ 285,147,317	$ 285,147,317	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	97,640	$ 7,530,019
Penn Series Index 500 Fund*	175,628	5,674,530
Penn Series Large Cap Growth Fund*	62,001	1,894,754
Penn Series Large Cap Value Fund*	140,673	4,661,923
Penn Series Large Core Value Fund*	202,843	4,701,901
Penn Series Mid Core Value Fund*	101,864	2,788,016
Penn Series Real Estate Securities Fund*	71,137	1,875,876
Penn Series Small Cap Value Fund*	23,214	934,128
Penn Series SMID Cap Value Fund*	32,347	930,946
TOTAL AFFILIATED EQUITY FUNDS (Cost $22,777,034)		30,992,093

AFFILIATED FIXED INCOME FUNDS — 56.2%
Penn Series High Yield Bond Fund*	291,790	4,674,469
Penn Series Limited Maturity Bond Fund*	1,605,422	21,400,280
Penn Series Quality Bond Fund*	1,557,380	27,036,123
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $46,395,690)		53,110,872

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	177,641	2,831,601
Penn Series Emerging Markets Equity Fund*	125,886	1,879,472
Penn Series International Equity Fund*	121,900	4,756,528
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,939,785)		9,467,601

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $765,294)	765,294	765,294
TOTAL INVESTMENTS — 99.8% (Cost $76,877,803)		$ 94,335,860
Other Assets & Liabilities — 0.2%		149,249
TOTAL NET ASSETS — 100.0%		$ 94,485,109

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$30,992,093	$30,992,093	$—	$—
Affiliated Fixed Income Funds	53,110,872	53,110,872	—	—
Affiliated International Equity Funds	9,467,601	9,467,601	—	—
Short-Term Investments	765,294	765,294	—	—
Total Investments	$ 94,335,860	$ 94,335,860	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2020
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.7%
Penn Series Flexibly Managed Fund*	63,172	$ 4,871,864
Penn Series Index 500 Fund*	75,753	2,447,580
Penn Series Large Cap Value Fund*	36,406	1,206,496
Penn Series Large Core Value Fund*	78,744	1,825,278
Penn Series Mid Core Value Fund*	43,937	1,202,552
Penn Series Real Estate Securities Fund*	23,012	606,835
TOTAL AFFILIATED EQUITY FUNDS (Cost $9,448,881)		12,160,605

AFFILIATED FIXED INCOME FUNDS — 75.0%
Penn Series High Yield Bond Fund*	188,780	3,024,248
Penn Series Limited Maturity Bond Fund*	1,490,246	19,864,980
Penn Series Quality Bond Fund*	1,355,013	23,523,026
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,688,195)		46,412,254

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	76,621	1,221,337
Penn Series International Equity Fund*	15,773	615,465
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,461,084)		1,836,802

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.000%) (Cost $689,014)	689,014	689,014
TOTAL INVESTMENTS — 98.8% (Cost $53,287,174)		$ 61,098,675
Other Assets & Liabilities — 1.2%		755,613
TOTAL NET ASSETS — 100.0%		$ 61,854,288

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2020 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 12,160,605	$ 12,160,605	$—	$—
Affiliated Fixed Income Funds	46,412,254	46,412,254	—	—
Affiliated International Equity Funds	1,836,802	1,836,802	—	—
Short-Term Investments	689,014	689,014	—	—
Total Investments	$ 61,098,675	$ 61,098,675	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 160,352,431	$ 254,531,803	$ 474,770,004	$ 162,625,660
Cash	—	—	—	284,713
Initial margin held by broker for open futures	—	336,503	833,914	232,264
Foreign currency at value	—	—	—	115,750
Interest and dividends receivable	113,986	1,250,088	2,542,175	2,107,828
Receivable for investment securities sold	—	—	—	701,750
Receivable for capital stock sold	—	1,881,542	6,702,451	2,536,215
Futures variation margin receivable	—	24,516	106,950	—
Other assets	115,476	6,975	13,013	4,199
Total Assets	160,581,893	258,031,427	484,968,507	168,608,379
LIABILITIES:
Payable for investment securities purchased	—	2,828,782	—	1,043,000
Payable for capital stock redeemed	—	110,047	115,585	21,734
Futures variation margin payable	—	—	—	16,126
Payable to investment adviser (See Note 3)	44,073	98,513	177,541	62,208
Payable to the administrator (See Note 3)	11,608	19,346	35,502	11,682
Other liabilities	59,046	96,866	165,713	62,174
Total Liabilities	114,727	3,153,554	494,341	1,216,924
NET ASSETS	$160,467,166	$254,877,873	$484,474,166	$167,391,455
Investments at cost	$ 160,352,431	$ 255,093,528	$ 453,894,202	$ 153,378,867
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 160,464,042	$ 255,439,600	$ 463,608,858	$ 164,721,287
Total distributable earnings (loss)	3,124	(561,727)	20,865,308	2,670,168
NET ASSETS	$160,467,166	$254,877,873	$484,474,166	$167,391,455

Shares outstanding, $0.10 par value, 500 million shares authorized	160,451,522
Shares outstanding, $0.10 par value, 250 million shares authorized			27,903,037	10,446,240
Shares outstanding, $0.0001 par value, 250 million shares authorized		19,126,971
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 13.33	$ 17.36	$ 16.02

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 83,551,140	$ —	$ —
Investments of unaffiliated issuers at value	4,956,797,270	337,817	404,917,743	68,336,328
Cash	78,759	—	—	500
Interest and dividends receivable	8,047,288	—	35,207	22,189
Tax reclaims receivable	142,814	—	6,571	30,028
Receivable for investment securities sold	2,938,085	9,071	192,869	—
Receivable for capital stock sold	2,941,312	481,769	1,107,075	226,425
Other assets	123,673	2,262	10,423	1,783
Total Assets	4,971,069,201	84,382,059	406,269,888	68,617,253
LIABILITIES:
Cash overdraft	—	—	14	—
Written options at value	57,303,523	—	—	—
Payable for investment securities purchased	22,695,332	—	13,754	—
Payable for capital stock redeemed	38,340	300	3,362	9,139
Payable to investment adviser (See Note 3)	2,811,277	—	239,690	31,329
Payable to the administrator (See Note 3)	354,003	6,177	29,391	4,934
Other liabilities	1,511,349	27,852	196,963	35,826
Total Liabilities	84,713,824	34,329	483,174	81,228
NET ASSETS	$4,886,355,377	$84,347,730	$405,786,714	$68,536,025
Investments of affiliated issuers at cost	$ —	$ 50,351,249	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,108,693,309	$ 337,817	$ 217,601,127	$ 42,798,445
Written options, premiums received	$ (30,759,176)	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,077,831,017	$ 51,362,091	$ 219,430,256	$ 43,055,716
Total distributable earnings (loss)	808,524,360	32,985,639	186,356,458	25,480,309
NET ASSETS	$4,886,355,377	$84,347,730	$405,786,714	$68,536,025

Shares outstanding, $0.10 par value, 250 million shares authorized	63,361,573		5,685,255
Shares outstanding, $0.0001 par value, 250 million shares authorized		3,093,041		2,242,964
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 77.12	$ 27.27	$ 71.38	$ 30.56

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 222,982,373	$ 178,813,942	$ 179,523,159	$ 594,381,027
Cash	—	37,214	—	—
Initial margin held by broker for open futures	—	—	—	385,000
Foreign currency at value	2,121	—	—	—
Interest and dividends receivable	13,059	151,937	272,045	438,041
Tax reclaims receivable	17,485	—	18,912	—
Receivable for investment securities sold	1,316,211	—	—	—
Receivable for capital stock sold	—	—	—	1,032,894
Futures variation margin receivable	—	—	—	43,050
Other assets	5,239	4,441	4,563	14,987
Total Assets	224,336,488	179,007,534	179,818,679	596,294,999
LIABILITIES:
Payable for investment securities purchased	1,664,072	—	—	—
Payable for capital stock redeemed	435,469	1,014,868	678,193	51,539
Payable to investment adviser (See Note 3)	112,719	101,219	101,799	63,382
Payable to the administrator (See Note 3)	15,718	12,839	13,140	42,696
Other liabilities	80,497	67,621	66,700	204,472
Total Liabilities	2,308,475	1,196,547	859,832	362,089
NET ASSETS	$222,028,013	$177,810,987	$178,958,847	$595,932,910
Investments at cost	$ 146,932,264	$ 149,135,778	$ 153,020,703	$ 294,108,668
Foreign currency at cost	$ 1,619	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 147,337,853	$ 154,597,232	$ 155,422,483	$ 303,627,475
Total distributable earnings (loss)	74,690,160	23,213,755	23,536,364	292,305,435
NET ASSETS	$222,028,013	$177,810,987	$178,958,847	$595,932,910

Shares outstanding, $0.10 par value, 250 million shares authorized		5,366,000
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,435,819		7,720,657	18,446,090
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 50.05	$ 33.14	$ 23.18	$ 32.31

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 199,009,282	$ 95,323,183	$ 93,955,877	$ 97,348,512
Cash	—	—	500	—
Interest and dividends receivable	19,922	152,935	163,352	5,376
Tax reclaims receivable	—	—	22,405	—
Receivable for investment securities sold	—	149,998	280,514	512,637
Net unrealized appreciation of forward foreign currency contracts	—	—	9,241	—
Other assets	4,696	2,319	2,391	2,189
Total Assets	199,033,900	95,628,435	94,434,280	97,868,714
LIABILITIES:
Written options at value	31,903	—	—	—
Foreign currency overdraft	—	—	17	—
Payable for investment securities purchased	51,846	—	68,309	456,164
Payable for capital stock redeemed	1,756,466	778,338	109,479	1,293,300
Payable to investment adviser (See Note 3)	116,264	44,049	55,562	60,764
Payable to the administrator (See Note 3)	13,970	6,844	6,938	6,719
Net unrealized depreciation of forward foreign currency contracts	—	—	57,919	—
Other liabilities	71,156	37,321	59,243	41,957
Total Liabilities	2,041,605	866,552	357,467	1,858,904
NET ASSETS	$196,992,295	$94,761,883	$94,076,813	$96,009,810
Investments at cost	$ 104,522,038	$ 75,974,038	$ 81,699,580	$ 69,047,140
Written options, premiums received	$ (132,247)	$ —	$ —	$ —
Foreign currency at cost	$ —	$ —	$ 3	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 102,738,958	$ 95,913,816	$ 83,331,863	$ 67,843,076
Total distributable earnings (loss)	94,253,337	(1,151,933)	10,744,950	28,166,734
NET ASSETS	$196,992,295	$94,761,883	$94,076,813	$96,009,810

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,024,179	4,085,265	3,436,694	1,832,894
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 39.21	$ 23.20	$ 27.37	$ 52.38

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 59,191,487	$ 145,694,907	$ 185,933,676	$ 78,285,899
Initial margin held by broker for open futures	—	—	—	84,000
Foreign currency at value	—	2,085	—	—
Interest and dividends receivable	64,250	20,508	268,703	67,931
Tax reclaims receivable	—	8,658	685	—
Receivable for investment securities sold	162,639	15,240	510,607	344,806
Other assets	1,479	3,254	4,240	1,745
Total Assets	59,419,855	145,744,652	186,717,911	78,784,381
LIABILITIES:
Payable for investment securities purchased	89,205	—	199,203	—
Payable for capital stock redeemed	1,580,662	2,994,441	6,392,115	2,846,703
Futures variation margin payable	—	—	—	1,190
Payable to investment adviser (See Note 3)	42,332	88,351	114,075	23,357
Payable to the administrator (See Note 3)	4,169	9,978	12,790	5,389
Other liabilities	31,752	56,907	87,573	55,672
Total Liabilities	1,748,120	3,149,677	6,805,756	2,932,311
NET ASSETS	$57,671,735	$142,594,975	$179,912,155	$75,852,070
Investments at cost	$ 51,073,870	$ 79,808,547	$ 151,727,814	$ 58,061,184
Foreign currency at cost	$ —	$ 2,075	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 59,241,755	$ 76,791,681	$ 150,514,414	$ 56,083,926
Total distributable earnings (loss)	(1,570,020)	65,803,294	29,397,741	19,768,144
NET ASSETS	$57,671,735	$142,594,975	$179,912,155	$75,852,070

Shares outstanding, $0.10 par value, 500 million shares authorized	2,004,144		4,470,569
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,275,520		2,520,281
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 28.78	$ 62.66	$ 40.24	$ 30.10

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 108,309,777	$ 333,068,831	$ 147,284,018	$118,990,447
Initial margin held by broker for open futures	182,160	—	—	—
Foreign currency at value	541,391	—	—	—
Interest and dividends receivable	88,695	234,363	159,368	481,267
Tax reclaims receivable	485,946	1,143,278	73,028	—
Receivable for investment securities sold	110,315	—	—	448,048
Receivable for capital stock sold	—	2,952,733	—	1,585,674
Other assets	2,784	8,746	3,718	3,156
Total Assets	109,721,068	337,407,951	147,520,132	121,508,592
LIABILITIES:
Foreign currency overdraft	—	1	73	—
Payable for investment securities purchased	—	—	76,925	305,986
Payable for capital stock redeemed	288,482	32,754	706,784	11,439
Futures variation margin payable	19,714	—	—	—
Payable to investment adviser (See Note 3)	27,605	212,769	106,692	69,698
Payable to the administrator (See Note 3)	7,819	24,144	10,534	8,762
Deferred Indian capital gains tax	—	715,201	1,146,317	—
Other liabilities	81,829	149,341	137,378	49,496
Total Liabilities	425,449	1,134,210	2,184,703	445,381
NET ASSETS	$109,295,619	$336,273,741	$145,335,429	$ 121,063,211
Investments at cost	$ 77,527,540	$ 254,146,425	$ 108,192,964	$ 105,709,813
Foreign currency at cost	$ 536,325	$ (1)	$ (65)	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 80,202,766	$ 258,549,328	$ 108,323,127	$ 112,080,117
Total distributable earnings (loss)	29,092,853	77,724,413	37,012,302	8,983,094
NET ASSETS	$109,295,619	$336,273,741	$145,335,429	$ 121,063,211

Shares outstanding, $0.10 par value, 250 million shares authorized		8,618,847
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,857,165		9,736,629	4,590,433
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 15.94	$ 39.02	$ 14.93	$ 26.37

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 69,741,214	$ 226,001,726	$ 284,004,618	$ 93,570,566
Investments of unaffiliated issuers at value	402,669	971,404	1,142,699	765,294
Interest and dividends receivable	—	—	1	—
Receivable for investment securities sold	4,190	276,599	22,024	13,722
Receivable for capital stock sold	—	—	869,638	180,599
Other assets	1,793	5,807	7,590	2,476
Total Assets	70,149,866	227,255,536	286,046,570	94,532,657
LIABILITIES:
Payable for capital stock redeemed	40,510	63,175	1	7
Payable to investment adviser (See Note 3)	7,092	22,628	28,088	9,554
Payable to the administrator (See Note 3)	5,103	16,394	20,949	6,971
Other liabilities	23,596	69,095	87,822	31,016
Total Liabilities	76,301	171,292	136,860	47,548
NET ASSETS	$70,073,565	$227,084,244	$285,909,710	$94,485,109
Investments of affiliated issuers at cost	$ 52,831,715	$ 166,984,880	$ 213,032,600	$ 76,112,509
Investments of unaffiliated issuers at cost	$ 402,669	$ 971,404	$ 1,142,699	$ 765,294
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 53,241,716	$ 168,278,069	$ 215,108,399	$ 77,087,149
Total distributable earnings (loss)	16,831,849	58,806,175	70,801,311	17,397,960
NET ASSETS	$70,073,565	$227,084,244	$285,909,710	$94,485,109

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,996,369	9,408,769	13,320,699	4,974,862
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 23.39	$ 24.14	$ 21.46	$ 18.99

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2020

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 60,409,661
Investments of unaffiliated issuers at value	689,014
Receivable for investment securities sold	229,990
Receivable for capital stock sold	556,035
Other assets	1,598
Total Assets	61,886,298
LIABILITIES:
Payable for capital stock redeemed	1
Payable to investment adviser (See Note 3)	6,204
Payable to the administrator (See Note 3)	4,516
Other liabilities	21,289
Total Liabilities	32,010
NET ASSETS	$61,854,288
Investments of affiliated issuers at cost	$ 52,598,160
Investments of unaffiliated issuers at cost	$ 689,014
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 54,068,147
Total distributable earnings (loss)	7,786,141
NET ASSETS	$61,854,288

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,725,738
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 16.60
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 46,257	$ 57,600	$ 103,441	$ 300,102
Interest	611,532	6,204,197	12,447,825	7,907,817
Foreign taxes withheld	—	(2,651)	—	—
Total Investment Income	657,789	6,259,146	12,551,266	8,207,919
EXPENSES:
Investment advisory fees (See Note 3)	445,813	1,116,517	2,006,803	692,277
Shareholder servicing fees (See Note 3)	121,585	220,197	406,458	135,445
Administration fees (See Note 3)	40,528	73,399	135,486	45,148
Accounting fees (See Note 3)	87,547	142,331	215,486	95,248
Directors’ fees and expenses	8,086	14,868	27,462	9,211
Custodian fees and expenses	9,684	17,014	31,526	10,540
Pricing fees	8,064	25,561	25,053	21,554
Professional fees	13,496	24,619	45,053	14,972
Printing fees	8,018	14,196	25,500	8,555
Other expenses	37,569	60,803	87,857	51,955
Total Expenses	780,390	1,709,505	3,006,684	1,084,905
Less: Waivers and reimbursement from administrator (See Note 3)	(108,890)	—	—	—
Less: Waivers and reimbursement from advisor (See Note 3)	(294,197)	—	—	—
Net Expenses	377,303	1,709,505	3,006,684	1,084,905
Net Investment Income (Loss)	280,486	4,549,641	9,544,582	7,123,014
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	1,023,689	6,070,442	795,032
Futures contracts	—	3,047,932	8,082,117	—
Net realized gain (loss)	—	4,071,621	14,152,559	795,032
Net change in unrealized appreciation (depreciation) of:
Investments	—	(287,169)	10,912,415	2,322,739
Futures contracts	—	394,622	1,495,166	(13,246)
Foreign currencies	—	—	—	2,017
Net change in unrealized appreciation (depreciation)	—	107,453	12,407,581	2,311,510
Net Realized and Unrealized Gain (Loss)	—	4,179,074	26,560,140	3,106,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$280,486	$ 8,728,715	$ 36,104,722	$10,229,556

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 42,954,471	$ 150	$ 1,610,412	$ 666,839
Interest	42,768,261	—	—	61
Foreign taxes withheld	(194,476)	—	(15,206)	(10,023)
Total Investment Income	85,528,256	150	1,595,206	656,877
EXPENSES:
Investment advisory fees (See Note 3)	30,311,983	—	2,487,107	339,437
Shareholder servicing fees (See Note 3)	3,948,962	71,188	315,943	55,544
Administration fees (See Note 3)	1,316,321	23,729	105,314	18,515
Accounting fees (See Note 3)	1,017,547	12,000	184,764	43,201
Directors’ fees and expenses	266,841	4,851	21,224	3,771
Custodian fees and expenses	317,095	5,459	25,759	4,948
Pricing fees	17,048	2,770	8,323	5,189
Professional fees	446,230	7,351	62,630	6,793
Printing fees	244,395	4,696	19,874	3,764
Other expenses	692,250	26,529	117,254	61,243
Total Expenses	38,578,672	158,573	3,348,192	542,405
Net Investment Income (Loss)	46,949,584	(158,423)	(1,752,986)	114,472
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated investments	—	11,783,833	—	—
Unaffiliated investments	560,926,419	—	34,810,503	8,620,406
Written options	(1,515,684)	—	—	—
Foreign currencies	28,910	—	177	(1,517)
Forward foreign currency contracts	(1,142)	—	9	—
Net realized gain (loss)	559,438,503	11,783,833	34,810,689	8,618,889
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	—	(530,549)	—	—
Unaffiliated Investments	138,902,378	—	81,002,598	4,191,160
Written options	(3,498,148)	—	—	—
Foreign currencies	(4,832)	—	571	2,280
Net change in unrealized appreciation (depreciation)	135,399,398	(530,549)	81,003,169	4,193,440
Net Realized and Unrealized Gain (Loss)	694,837,901	11,253,284	115,813,858	12,812,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 741,787,485	$11,094,861	$114,060,872	$12,926,801

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 433,469	$ 3,594,023	$ 4,108,510	$ 9,107,315
Foreign taxes withheld	(621)	(71,381)	(27,354)	—
Total Investment Income	432,848	3,522,642	4,081,156	9,107,315
EXPENSES:
Investment advisory fees (See Note 3)	1,013,599	1,109,824	1,120,361	654,383
Shareholder servicing fees (See Note 3)	152,040	149,536	150,998	457,037
Administration fees (See Note 3)	50,680	49,845	50,332	152,346
Accounting fees (See Note 3)	104,467	103,075	103,888	232,346
Directors’ fees and expenses	9,981	10,252	10,355	30,879
Custodian fees and expenses	11,517	11,547	11,504	34,503
Pricing fees	3,645	6,962	4,045	12,005
Professional fees	17,518	16,755	17,088	52,744
Printing fees	9,805	9,394	9,481	28,565
Other expenses	66,017	58,683	54,200	155,788
Total Expenses	1,439,269	1,525,873	1,532,252	1,810,596
Net Investment Income (Loss)	(1,006,421)	1,996,769	2,548,904	7,296,719
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	44,657,176	(5,261,376)	(411,727)	65,532,660
Futures contracts	—	—	—	1,474,099
Foreign currencies	1,558	—	—	—
Net realized gain (loss)	44,658,734	(5,261,376)	(411,727)	67,006,759
Net change in unrealized appreciation (depreciation) of:
Investments	53,222,934	6,098,668	2,010,840	22,195,648
Futures contracts	—	—	—	18,434
Foreign currencies	1,517	—	—	—
Net change in unrealized appreciation (depreciation)	53,224,451	6,098,668	2,010,840	22,214,082
Net Realized and Unrealized Gain (Loss)	97,883,185	837,292	1,599,113	89,220,841
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,876,764	$ 2,834,061	$ 4,148,017	$ 96,517,560

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 917,690	$ 1,744,234	$ 2,215,079	$ 303,899
Foreign taxes withheld	—	(6,754)	(25,238)	—
Total Investment Income	917,690	1,737,480	2,189,841	303,899
EXPENSES:
Investment advisory fees (See Note 3)	1,126,694	489,597	603,915	576,228
Shareholder servicing fees (See Note 3)	144,861	80,116	78,772	69,147
Administration fees (See Note 3)	48,287	26,705	26,257	23,049
Accounting fees (See Note 3)	100,478	61,869	61,267	53,781
Directors’ fees and expenses	9,644	5,552	5,394	4,556
Custodian fees and expenses	11,028	6,003	8,311	5,187
Pricing fees	5,230	5,005	6,568	4,758
Professional fees	16,543	9,268	9,775	8,268
Printing fees	9,450	4,981	5,253	4,659
Other expenses	61,203	42,433	105,094	56,241
Total Expenses	1,533,418	731,529	910,606	805,874
Net Investment Income (Loss)	(615,728)	1,005,951	1,279,235	(501,975)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,575,208	(17,957,467)	349,931	18,619,401
Written options	449,476	—	—	—
Purchased options	(731,333)	—	—	—
Foreign currencies	(3,109)	—	(1,625)	—
Forward foreign currency contracts	—	—	(314,752)	—
Net realized gain (loss)	23,290,242	(17,957,467)	33,554	18,619,401
Net change in unrealized appreciation (depreciation) of:
Investments	46,197,017	3,457,789	648,787	16,408,442
Written options	100,344	—	—	—
Purchased options	(322,485)	—	—	—
Foreign currencies	(123)	—	876	—
Forward foreign currency contracts	—	—	23,910	—
Net change in unrealized appreciation (depreciation)	45,974,753	3,457,789	673,573	16,408,442
Net Realized and Unrealized Gain (Loss)	69,264,995	(14,499,678)	707,127	35,027,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 68,649,267	$ (13,493,727)	$1,986,362	$34,525,868

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 1,152,313	$ 470,985	$ 2,593,211	$ 740,972
Foreign taxes withheld	(5,494)	(1,774)	(12,614)	(1,966)
Total Investment Income	1,146,819	469,211	2,580,597	739,006
EXPENSES:
Investment advisory fees (See Note 3)	496,498	848,159	1,168,280	189,751
Shareholder servicing fees (See Note 3)	53,196	104,228	145,386	56,925
Administration fees (See Note 3)	17,732	34,743	48,462	18,975
Accounting fees (See Note 3)	41,375	77,605	100,770	44,275
Directors’ fees and expenses	3,700	6,956	9,979	3,832
Custodian fees and expenses	4,198	8,410	11,018	4,263
Pricing fees	4,697	7,110	8,295	34,115
Professional fees	6,377	12,614	17,004	10,686
Printing fees	3,477	6,795	9,068	3,816
Recaptured advisory fee (See Note 3)	—	—	1,941	5,369
Other expenses	60,419	62,877	123,562	101,504
Total Expenses	691,669	1,169,497	1,643,765	473,511
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	(1,941)	(5,459)
Net Expenses	691,669	1,169,497	1,641,824	468,052
Net Investment Income (Loss)	455,150	(700,286)	938,773	270,954
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,927,747)	7,982,418	(3,944,641)	7,714,545
Futures contracts	—	—	—	217,384
Foreign currencies	—	(623)	—	—
Net realized gain (loss)	(7,927,747)	7,981,795	(3,944,641)	7,931,929
Net change in unrealized appreciation (depreciation) of:
Investments	3,067,672	29,384,224	5,454,924	5,316,487
Futures contracts	—	—	—	25,269
Foreign currencies	—	680	—	—
Net change in unrealized appreciation (depreciation)	3,067,672	29,384,904	5,454,924	5,341,756
Net Realized and Unrealized Gain (Loss)	(4,860,075)	37,366,699	1,510,283	13,273,685
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,404,925)	$ 36,666,413	$2,449,056	$13,544,639

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 2,489,872	$ 3,094,959	$ 1,674,528	$ 2,950,929
Foreign taxes withheld	(218,623)	(291,279)	(196,705)	—
Total Investment Income	2,271,249	2,803,680	1,477,823	2,950,929
EXPENSES:
Investment advisory fees (See Note 3)	298,644	2,402,324	1,160,541	808,124
Shareholder servicing fees (See Note 3)	89,593	274,393	117,866	103,902
Administration fees (See Note 3)	29,865	91,464	39,289	34,634
Accounting fees (See Note 3)	79,072	202,929	98,575	77,626
Directors’ fees and expenses	6,104	18,722	8,050	7,135
Custodian fees and expenses	23,755	71,781	55,795	7,929
Pricing fees	95,532	9,496	16,503	4,375
Professional fees	48,936	39,975	48,503	11,472
Printing fees	5,825	17,039	7,446	6,641
Other expenses	213,105	111,600	173,323	55,077
Total Expenses	890,431	3,239,723	1,725,891	1,116,915
Net Investment Income (Loss)	1,380,818	(436,043)	(248,068)	1,834,014
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,306,694	29,529,623	1,762,429	(4,286,440)
Futures contracts	1,179,996	—	—	—
Foreign currencies	64,340	(863,616)	(350,902)	—
Forward foreign currency contracts	—	—	(232,394)	—
Net realized gain (loss)	2,551,030	28,666,007	1,179,133	(4,286,440)
Net change in unrealized appreciation (depreciation) of:
Investments	4,200,905	15,186,281	12,850,297	(2,339,070)
Futures contracts	27,248	—	—	—
Foreign currencies	41,834	98,090	5,379	—
Forward foreign currency contracts	—	—	94,768	—
Net change in unrealized appreciation (depreciation)	4,269,987	15,284,371	12,950,444	(2,339,070)
Net Realized and Unrealized Gain (Loss)	6,821,017	43,950,378	14,129,577	(6,625,510)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,201,835	$ 43,514,335	$ 13,881,509	$ (4,791,496)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2020

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 949	$ 5,432	$ 73	$ 2,227
Total Investment Income	949	5,432	73	2,227
EXPENSES:
Investment advisory fees (See Note 3)	77,650	248,653	320,237	107,695
Shareholder servicing fees (See Note 3)	58,237	187,373	245,648	80,771
Administration fees (See Note 3)	19,412	62,458	81,883	26,924
Accounting fees (See Note 3)	12,000	20,819	27,294	12,000
Directors’ fees and expenses	3,973	12,787	16,785	5,506
Custodian fees and expenses	4,460	14,280	18,880	6,186
Pricing fees	2,770	2,770	2,770	2,770
Professional fees	6,013	19,266	25,203	8,337
Printing fees	3,895	11,735	15,355	5,269
Other expenses	23,074	43,623	59,755	27,592
Total Expenses	211,484	623,764	813,810	283,050
Net Investment Income (Loss)	(210,535)	(618,332)	(813,737)	(280,823)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	4,861,836	17,087,542	25,510,932	6,352,159
Net change in unrealized appreciation (depreciation) of affiliated investments	1,151,393	2,135,312	(149,120)	708,025
Net Realized and Unrealized Gain (Loss)	6,013,229	19,222,854	25,361,812	7,060,184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,802,694	$18,604,522	$24,548,075	$ 6,779,361
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 3,981
Total Investment Income	3,981
EXPENSES:
Investment advisory fees (See Note 3)	69,557
Shareholder servicing fees (See Note 3)	52,168
Administration fees (See Note 3)	17,389
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	3,543
Custodian fees and expenses	3,998
Pricing fees	2,770
Professional fees	5,358
Printing fees	3,527
Other expenses	23,345
Total Expenses	193,655
Net Investment Income (Loss)	(189,674)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	3,154,886
Net change in unrealized appreciation (depreciation) of affiliated investments	1,027,216
Net Realized and Unrealized Gain (Loss)	4,182,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,992,428
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 280,486	$ 1,632,266	$ 4,549,641	$ 6,909,846
Net realized gain (loss)	—	—	4,071,621	2,024,029
Net change in unrealized appreciation (depreciation)	—	—	107,453	2,365,005
Net Increase (Decrease) in Net Assets Resulting from Operations	280,486	1,632,266	8,728,715	11,298,880
Distributions from:
Distributable earnings	(277,283)	(1,635,471)	—	—
Total Distributions	(277,283)	(1,635,471)	—	—
Capital Share Transactions (1):
Shares issued	151,898,109	102,754,754	59,690,500	41,227,575
Shares issued in lieu of cash distributions	280,485	1,631,645	—	—
Shares redeemed	(104,653,034)	(102,377,868)	(58,538,852)	(40,744,979)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	47,525,560	2,008,531	1,151,648	482,596
Total Increase (Decrease)	47,528,763	2,005,326	9,880,363	11,781,476
Net Assets:
Beginning of period	112,938,403	110,933,077	244,997,510	233,216,034
End of period	$ 160,467,166	$ 112,938,403	$ 254,877,873	$ 244,997,510
(1) Shares Issued and Redeemed:
Shares issued	151,898,109	102,754,754	4,573,900	3,260,056
Shares issued in lieu of cash distributions	280,485	1,631,645	—	—
Shares redeemed	(104,653,034)	(102,377,868)	(4,505,075)	(3,230,544)
	47,525,560	2,008,531	68,825	29,512
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 9,544,582	$ 12,319,847	$ 7,123,014	$ 7,655,189
Net realized gain (loss)	14,152,559	11,235,942	795,032	1,817,953
Net change in unrealized appreciation (depreciation)	12,407,581	13,426,190	2,311,510	13,358,085
Net Increase (Decrease) in Net Assets Resulting from Operations	36,104,722	36,981,979	10,229,556	22,831,227
Capital Share Transactions (1):
Shares issued	110,626,763	54,795,448	22,749,256	8,900,568
Shares redeemed	(95,991,535)	(67,070,455)	(25,483,846)	(22,159,253)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,635,228	(12,275,007)	(2,734,590)	(13,258,685)
Total Increase (Decrease)	50,739,950	24,706,972	7,494,966	9,572,542
Net Assets:
Beginning of period	433,734,216	409,027,244	159,896,489	150,323,947
End of period	$484,474,166	$ 433,734,216	$ 167,391,455	$159,896,489
(1) Shares Issued and Redeemed:
Shares issued	6,581,932	3,507,568	1,467,884	630,675
Shares redeemed	(5,773,085)	(4,317,186)	(1,754,814)	(1,565,598)
	808,847	(809,618)	(286,930)	(934,923)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 46,949,584	$ 58,430,843	$ (158,423)	$ (160,806)
Net realized gain (loss)	559,438,503	356,636,729	11,783,833	8,879,420
Net change in unrealized appreciation (depreciation)	135,399,398	481,408,552	(530,549)	6,917,752
Net Increase (Decrease) in Net Assets Resulting from Operations	741,787,485	896,476,124	11,094,861	15,636,366
Capital Share Transactions (1):
Shares issued	79,440,355	100,104,430	4,125,924	3,067,693
Shares redeemed	(353,137,852)	(276,565,400)	(11,943,412)	(12,465,529)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(273,697,497)	(176,460,970)	(7,817,488)	(9,397,836)
Total Increase (Decrease)	468,089,988	720,015,154	3,277,373	6,238,530
Net Assets:
Beginning of period	4,418,265,389	3,698,250,235	81,070,357	74,831,827
End of period	$ 4,886,355,377	$ 4,418,265,389	$ 84,347,730	$ 81,070,357
(1) Shares Issued and Redeemed:
Shares issued	1,197,362	1,693,860	169,657	143,872
Shares redeemed	(5,345,786)	(4,550,970)	(488,438)	(563,517)
	(4,148,424)	(2,857,110)	(318,781)	(419,645)
	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,752,986)	$ (564,698)	$ 114,472	$ 209,589
Net realized gain (loss)	34,810,689	26,571,903	8,618,889	8,061,278
Net change in unrealized appreciation (depreciation)	81,003,169	57,386,573	4,193,440	11,534,935
Net Increase (Decrease) in Net Assets Resulting from Operations	114,060,872	83,393,778	12,926,801	19,805,802
Capital Share Transactions (1):
Shares issued	16,475,289	10,413,032	4,993,757	4,304,052
Shares redeemed	(56,169,734)	(45,061,044)	(12,603,815)	(14,334,452)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,694,445)	(34,648,012)	(7,610,058)	(10,030,400)
Total Increase (Decrease)	74,366,427	48,745,766	5,316,743	9,775,402
Net Assets:
Beginning of period	331,420,287	282,674,521	63,219,282	53,443,880
End of period	$ 405,786,714	$ 331,420,287	$ 68,536,025	$ 63,219,282
(1) Shares Issued and Redeemed:
Shares issued	293,328	221,847	203,974	196,608
Shares redeemed	(968,934)	(937,282)	(488,080)	(655,316)
	(675,606)	(715,435)	(284,106)	(458,708)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,006,421)	$ (350,182)	$ 1,996,769	$ 2,002,810
Net realized gain (loss)	44,658,734	20,107,341	(5,261,376)	2,784,034
Net change in unrealized appreciation (depreciation)	53,224,451	12,135,004	6,098,668	35,272,917
Net Increase (Decrease) in Net Assets Resulting from Operations	96,876,764	31,892,163	2,834,061	40,059,761
Capital Share Transactions (1):
Shares issued	18,312,376	7,569,487	12,636,650	10,411,716
Shares redeemed	(29,091,470)	(21,895,817)	(33,767,654)	(33,804,138)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,779,094)	(14,326,330)	(21,131,004)	(23,392,422)
Total Increase (Decrease)	86,097,670	17,565,833	(18,296,943)	16,667,339
Net Assets:
Beginning of period	135,930,343	118,364,510	196,107,930	179,440,591
End of period	$ 222,028,013	$ 135,930,343	$ 177,810,987	$ 196,107,930
(1) Shares Issued and Redeemed:
Shares issued	466,319	284,633	483,571	346,323
Shares redeemed	(796,839)	(800,767)	(1,172,172)	(1,135,383)
	(330,520)	(516,134)	(688,601)	(789,060)
	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 2,548,904	$ 2,840,613	$ 7,296,719	$ 7,559,510
Net realized gain (loss)	(411,727)	12,857,757	67,006,759	32,812,999
Net change in unrealized appreciation (depreciation)	2,010,840	33,680,835	22,214,082	83,914,688
Net Increase (Decrease) in Net Assets Resulting from Operations	4,148,017	49,379,205	96,517,560	124,287,197
Capital Share Transactions (1):
Shares issued	15,417,090	4,504,943	69,328,444	28,584,665
Shares redeemed	(33,565,078)	(36,997,314)	(64,452,708)	(75,196,590)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,147,988)	(32,492,371)	4,875,736	(46,611,925)
Total Increase (Decrease)	(13,999,971)	16,886,834	101,393,296	77,675,272
Net Assets:
Beginning of period	192,958,818	176,071,984	494,539,614	416,864,342
End of period	$ 178,958,847	$ 192,958,818	$ 595,932,910	$ 494,539,614
(1) Shares Issued and Redeemed:
Shares issued	818,126	220,931	2,685,017	1,159,948
Shares redeemed	(1,641,339)	(1,793,095)	(2,351,038)	(3,057,861)
	(823,213)	(1,572,164)	333,979	(1,897,913)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (615,728)	$ (425,441)	$ 1,005,951	$ 1,655,595
Net realized gain (loss)	23,290,242	12,729,767	(17,957,467)	(293,903)
Net change in unrealized appreciation (depreciation)	45,974,753	29,535,951	3,457,789	21,231,600
Net Increase (Decrease) in Net Assets Resulting from Operations	68,649,267	41,840,277	(13,493,727)	22,593,292
Capital Share Transactions (1):
Shares issued	12,631,402	13,244,827	8,736,702	5,399,945
Shares redeemed	(33,054,226)	(18,821,226)	(17,279,601)	(52,966,132)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,422,824)	(5,576,399)	(8,542,899)	(47,566,187)
Total Increase (Decrease)	48,226,443	36,263,878	(22,036,626)	(24,972,895)
Net Assets:
Beginning of period	148,765,852	112,501,974	116,798,509	141,771,404
End of period	$ 196,992,295	$148,765,852	$ 94,761,883	$ 116,798,509
(1) Shares Issued and Redeemed:
Shares issued	439,826	551,414	495,206	211,827
Shares redeemed	(1,086,670)	(798,522)	(826,237)	(2,069,575)
	(646,844)	(247,108)	(331,031)	(1,857,748)
	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,279,235	$ 1,232,294	$ (501,975)	$ (413,974)
Net realized gain (loss)	33,554	98,897	18,619,401	8,545,162
Net change in unrealized appreciation (depreciation)	673,573	20,204,150	16,408,442	13,607,296
Net Increase (Decrease) in Net Assets Resulting from Operations	1,986,362	21,535,341	34,525,868	21,738,484
Capital Share Transactions (1):
Shares issued	10,033,128	14,785,376	11,570,298	7,160,153
Shares redeemed	(17,741,512)	(15,814,012)	(21,047,089)	(17,819,568)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,708,384)	(1,028,636)	(9,476,791)	(10,659,415)
Total Increase (Decrease)	(5,722,022)	20,506,705	25,049,077	11,079,069
Net Assets:
Beginning of period	99,798,835	79,292,130	70,960,733	59,881,664
End of period	$ 94,076,813	$ 99,798,835	$ 96,009,810	$ 70,960,733
(1) Shares Issued and Redeemed:
Shares issued	468,174	563,979	294,698	229,154
Shares redeemed	(736,216)	(650,236)	(525,103)	(568,231)
	(268,042)	(86,257)	(230,405)	(339,077)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 455,150	$ 563,622	$ (700,286)	$ (433,741)
Net realized gain (loss)	(7,927,747)	2,710,595	7,981,795	5,700,133
Net change in unrealized appreciation (depreciation)	3,067,672	12,146,243	29,384,904	20,647,074
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,404,925)	15,420,460	36,666,413	25,913,466
Capital Share Transactions (1):
Shares issued	4,828,741	4,642,070	8,523,305	14,321,866
Shares redeemed	(28,076,299)	(15,656,929)	(20,838,333)	(15,234,785)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,247,558)	(11,014,859)	(12,315,028)	(912,919)
Total Increase (Decrease)	(27,652,483)	4,405,601	24,351,385	25,000,547
Net Assets:
Beginning of period	85,324,218	80,918,617	118,243,590	93,243,043
End of period	$ 57,671,735	$ 85,324,218	$142,594,975	$ 118,243,590
(1) Shares Issued and Redeemed:
Shares issued	240,997	173,738	205,798	316,631
Shares redeemed	(1,244,791)	(584,936)	(422,367)	(344,444)
	(1,003,794)	(411,198)	(216,569)	(27,813)
	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 938,773	$ 1,413,710	$ 270,954	$ 389,489
Net realized gain (loss)	(3,944,641)	15,904,051	7,931,929	9,640,730
Net change in unrealized appreciation (depreciation)	5,454,924	27,741,010	5,341,756	5,945,896
Net Increase (Decrease) in Net Assets Resulting from Operations	2,449,056	45,058,771	13,544,639	15,976,115
Capital Share Transactions (1):
Shares issued	12,924,725	4,964,640	5,753,101	4,183,263
Shares redeemed	(40,510,317)	(56,259,919)	(13,439,062)	(20,889,549)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,585,592)	(51,295,279)	(7,685,961)	(16,706,286)
Total Increase (Decrease)	(25,136,536)	(6,236,508)	5,858,678	(730,171)
Net Assets:
Beginning of period	205,048,691	211,285,199	69,993,392	70,723,563
End of period	$ 179,912,155	$205,048,691	$ 75,852,070	$ 69,993,392
(1) Shares Issued and Redeemed:
Shares issued	472,091	137,639	291,977	179,188
Shares redeemed	(1,216,186)	(1,534,540)	(546,994)	(894,201)
	(744,095)	(1,396,901)	(255,017)	(715,013)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,380,818	$ 2,587,431	$ (436,043)	$ 2,129,778
Net realized gain (loss)	2,551,030	3,004,119	28,666,007	20,901,774
Net change in unrealized appreciation (depreciation)	4,269,987	14,645,148	15,284,371	55,439,024
Net Increase (Decrease) in Net Assets Resulting from Operations	8,201,835	20,236,698	43,514,335	78,470,576
Capital Share Transactions (1):
Shares issued	8,402,011	11,803,147	12,617,143	3,613,045
Shares redeemed	(18,375,149)	(19,444,354)	(45,822,700)	(53,011,076)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,973,138)	(7,641,207)	(33,205,557)	(49,398,031)
Total Increase (Decrease)	(1,771,303)	12,595,491	10,308,778	29,072,545
Net Assets:
Beginning of period	111,066,922	98,471,431	325,964,963	296,892,418
End of period	$109,295,619	$ 111,066,922	$ 336,273,741	$ 325,964,963
(1) Shares Issued and Redeemed:
Shares issued	698,267	863,914	378,342	118,759
Shares redeemed	(1,351,452)	(1,411,048)	(1,361,532)	(1,717,939)
	(653,185)	(547,134)	(983,190)	(1,599,180)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (248,068)	$ 1,646,313	$ 1,834,014	$ 2,123,061
Net realized gain (loss)	1,179,133	4,446,556	(4,286,440)	18,498,543
Net change in unrealized appreciation (depreciation)	12,950,444	19,019,903	(2,339,070)	15,039,199
Net Increase (Decrease) in Net Assets Resulting from Operations	13,881,509	25,112,772	(4,791,496)	35,660,803
Capital Share Transactions (1):
Shares issued	7,422,502	6,646,284	9,621,300	6,153,201
Shares redeemed	(23,380,691)	(31,319,595)	(16,834,148)	(23,112,165)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,958,189)	(24,673,311)	(7,212,848)	(16,958,964)
Total Increase (Decrease)	(2,076,680)	439,461	(12,004,344)	18,701,839
Net Assets:
Beginning of period	147,412,109	146,972,648	133,067,555	114,365,716
End of period	$ 145,335,429	$ 147,412,109	$ 121,063,211	$ 133,067,555
(1) Shares Issued and Redeemed:
Shares issued	678,651	527,622	397,565	236,427
Shares redeemed	(1,841,803)	(2,535,983)	(689,608)	(914,025)
	(1,163,152)	(2,008,361)	(292,043)	(677,598)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (210,535)	$ (228,926)	$ (618,332)	$ (671,418)
Net realized gain (loss)	4,861,836	5,681,845	17,087,542	23,326,208
Net change in unrealized appreciation (depreciation)	1,151,393	8,960,560	2,135,312	22,590,636
Net Increase (Decrease) in Net Assets Resulting from Operations	5,802,694	14,413,479	18,604,522	45,245,426
Capital Share Transactions (1):
Shares issued	1,765,540	2,949,256	5,009,104	5,725,655
Shares redeemed	(9,511,189)	(9,950,420)	(28,837,461)	(36,581,327)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,745,649)	(7,001,164)	(23,828,357)	(30,855,672)
Total Increase (Decrease)	(1,942,955)	7,412,315	(5,223,835)	14,389,754
Net Assets:
Beginning of period	72,016,520	64,604,205	232,308,079	217,918,325
End of period	$ 70,073,565	$ 72,016,520	$ 227,084,244	$ 232,308,079
(1) Shares Issued and Redeemed:
Shares issued	95,273	147,387	256,776	280,954
Shares redeemed	(462,948)	(503,292)	(1,380,078)	(1,778,108)
	(367,675)	(355,905)	(1,123,302)	(1,497,154)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (813,737)	$ (890,615)	$ (280,823)	$ (284,090)
Net realized gain (loss)	25,510,932	27,316,251	6,352,159	5,886,607
Net change in unrealized appreciation (depreciation)	(149,120)	24,602,076	708,025	7,164,741
Net Increase (Decrease) in Net Assets Resulting from Operations	24,548,075	51,027,712	6,779,361	12,767,258
Capital Share Transactions (1):
Shares issued	4,351,087	3,278,991	8,395,170	5,539,791
Shares redeemed	(41,104,628)	(47,809,610)	(14,636,141)	(13,287,527)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(36,753,541)	(44,530,619)	(6,240,971)	(7,747,736)
Total Increase (Decrease)	(12,205,466)	6,497,093	538,390	5,019,522
Net Assets:
Beginning of period	298,115,176	291,618,083	93,946,719	88,927,197
End of period	$ 285,909,710	$ 298,115,176	$ 94,485,109	$ 93,946,719
(1) Shares Issued and Redeemed:
Shares issued	223,251	179,320	482,248	337,395
Shares redeemed	(2,153,883)	(2,618,616)	(851,613)	(800,808)
	(1,930,632)	(2,439,296)	(369,365)	(463,413)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (189,674)	$ (181,956)
Net realized gain (loss)	3,154,886	2,818,377
Net change in unrealized appreciation (depreciation)	1,027,216	3,438,658
Net Increase (Decrease) in Net Assets Resulting from Operations	3,992,428	6,075,079
Capital Share Transactions (1):
Shares issued	11,966,235	8,565,195
Shares redeemed	(13,936,211)	(11,900,353)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,969,976)	(3,335,158)
Total Increase (Decrease)	2,022,452	2,739,921
Net Assets:
Beginning of period	59,831,836	57,091,915
End of period	$ 61,854,288	$ 59,831,836
(1) Shares Issued and Redeemed:
Shares issued	756,114	576,456
Shares redeemed	(886,960)	(799,657)
	(130,846)	(223,201)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	— (a)	0.02	0.01	— (a)	— (a)
Total from investment operations	—	0.02	0.01	—	—
Less distributions:
Net investment income	— (a)	(0.02)	(0.01)	— (a)	— (a)
Total distributions	—	(0.02)	(0.01)	—	—
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	0.24%	1.61%	0.55%	0.01%	0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 160,467	$ 112,938	$ 110,933	$ 91,567	$ 123,865
Ratio of net expenses to average net assets[3]	0.28%	0.59%	1.26%	0.85%	0.45%
Ratio of total expenses to average net assets[4]	0.58%	0.59%	0.59%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets	0.21%	1.60%	0.55%	0.01%	0.01%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 12.86	$ 12.26	$ 12.09	$ 11.89	$ 11.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.37	0.32	0.24	0.18
Net realized and unrealized gain (loss) on investment transactions	0.23	0.23	(0.15)	(0.04)	0.12
Total from investment operations	0.47	0.60	0.17	0.20	0.30
Net asset value, end of period	$ 13.33	$ 12.86	$ 12.26	$ 12.09	$ 11.89
Total return[2]	3.65%	4.89%	1.41%	1.68%	2.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 254,878	$ 244,998	$ 233,216	$ 229,184	$ 210,476
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.86%	2.92%	2.61%	1.98%	1.55%
Portfolio turnover rate	99%	54%	79%	97%	105%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 16.01	$ 14.66	$ 14.68	$ 14.03	$ 13.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.45	0.41	0.36	0.36
Net realized and unrealized gain (loss) on investment transactions	1.00	0.90	(0.43)	0.29	0.22
Total from investment operations	1.35	1.35	(0.02)	0.65	0.58
Net asset value, end of period	$ 17.36	$ 16.01	$ 14.66	$ 14.68	$ 14.03
Total return[2]	8.43%	9.21%	(0.14%)	4.63%	4.31%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 484,474	$ 433,734	$ 409,027	$ 485,598	$ 504,849
Ratio of total expenses to average net assets	0.67%	0.67%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.11%	2.92%	2.81%	2.48%	2.58%
Portfolio turnover rate	75%	47%	59%	72%	77%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.90	$ 12.88	$ 13.18	$ 12.29	$ 10.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.71	0.68	0.66	0.69	0.69
Net realized and unrealized gain (loss) on investment transactions	0.41	1.34	(0.96)	0.20	0.99
Total from investment operations	1.12	2.02	(0.30)	0.89	1.68
Net asset value, end of period	$ 16.02	$ 14.90	$ 12.88	$ 13.18	$ 12.29
Total return[2]	7.52%	15.68%	(2.35%)	7.42%	15.83%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 167,391	$ 159,896	$ 150,324	$ 171,467	$ 168,650
Ratio of total expenses to average net assets	0.72%	0.71%	0.77%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	4.73%	4.83%	5.02%	5.39%	6.03%
Portfolio turnover rate	128%	133%	115%	78%	81%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 65.45	$ 52.56	$ 52.31	$ 45.44	$ 42.05
Income (loss) from investment operations:
Net investment income (loss)[1]	0.72	0.84	1.22	0.53	0.54
Net realized and unrealized gain (loss) on investment transactions	10.95	12.05	(0.97)	6.34	2.85
Total from investment operations	11.67	12.89	0.25	6.87	3.39
Net asset value, end of period	$ 77.12	$ 65.45	$ 52.56	$ 52.31	$ 45.44
Total return[2]	17.83%	24.53%	0.48%	15.12%	8.06%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 4,886,355	$ 4,418,265	$ 3,698,250	$ 3,898,297	$ 3,494,596
Ratio of total expenses to average net assets	0.88%	0.88%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	1.07%	1.40%	2.28%	1.07%	1.24%
Portfolio turnover rate	88%	45%	69%	61%	66%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 23.76	$ 19.53	$ 20.12	$ 17.60	$ 16.24
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	3.56	4.27	(0.55)	2.56	1.39
Total from investment operations	3.51	4.23	(0.59)	2.52	1.36
Net asset value, end of period	$ 27.27	$ 23.76	$ 19.53	$ 20.12	$ 17.60
Total return[2]	14.77%	21.66%	(2.93%)	14.32%	8.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 84,348	$ 81,070	$ 74,832	$ 84,403	$ 77,801
Ratio of total expenses to average net assets[3]	0.20%	0.20%	0.20%	0.19%	0.19%
Ratio of net investment income (loss) to average net assets	(0.20%)	(0.20%)	(0.19%)	(0.19%)	(0.19%)
Portfolio turnover rate	15%	6%	8%	9%	7%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 52.10	$ 39.95	$ 40.48	$ 30.40	$ 30.07
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.29)	(0.08)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	19.57	12.23	(0.51)	10.11	0.37
Total from investment operations	19.28	12.15	(0.53)	10.08	0.33
Net asset value, end of period	$ 71.38	$ 52.10	$ 39.95	$ 40.48	$ 30.40
Total return[2]	37.01%	30.41%	(1.31%)	33.16%	1.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 405,787	$ 331,420	$ 282,675	$ 307,131	$ 259,278
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.50%)	(0.18%)	(0.05%)	(0.08%)	(0.15%)
Portfolio turnover rate	35%	26%	42%	52%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 25.02	$ 17.90	$ 17.78	$ 13.87	$ 13.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.08	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	5.49	7.04	0.04	3.84	0.71
Total from investment operations	5.54	7.12	0.12	3.91	0.78
Net asset value, end of period	$ 30.56	$ 25.02	$ 17.90	$ 17.78	$ 13.87
Total return[2]	22.14%	39.78%	0.68%	28.19%	5.96%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 68,536	$ 63,219	$ 53,444	$ 58,389	$ 42,791
Ratio of total expenses to average net assets	0.88%	0.88%	0.87%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.19%	0.35%	0.40%	0.43%	0.55%
Portfolio turnover rate	34%	24%	25%	28%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 28.52	$ 22.41	$ 21.67	$ 16.32	$ 16.30
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.22)	(0.07)	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investment transactions	21.75	6.18	0.76	5.38	0.01
Total from investment operations	21.53	6.11	0.74	5.35	0.02
Net asset value, end of period	$ 50.05	$ 28.52	$ 22.41	$ 21.67	$ 16.32
Total return[2]	75.49%	27.27%	3.42%	32.78%	0.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 222,028	$ 135,930	$ 118,365	$ 124,493	$ 101,020
Ratio of total expenses to average net assets	0.85%	0.86%	0.86%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	(0.60%)	(0.26%)	(0.09%)	(0.18%)	0.06%
Portfolio turnover rate	74%	74%	72%	64%	141%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 32.39	$ 26.22	$ 28.41	$ 24.79	$ 22.21
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.31	0.35	0.41	0.36
Net realized and unrealized gain (loss) on investment transactions	0.40	5.86	(2.54)	3.21	2.22
Total from investment operations	0.75	6.17	(2.19)	3.62	2.58
Net asset value, end of period	$ 33.14	$ 32.39	$ 26.22	$ 28.41	$ 24.79
Total return[2]	2.32%	23.53%	(7.71%)	14.60%	11.62%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 177,811	$ 196,108	$ 179,441	$ 201,219	$ 202,553
Ratio of total expenses to average net assets	0.92%	0.91%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.20%	1.05%	1.22%	1.57%	1.60%
Portfolio turnover rate	56%	62%	108%	17%	22%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.58	$ 17.41	$ 18.64	$ 16.18	$ 14.77
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.30	0.26	0.25	0.22
Net realized and unrealized gain (loss) on investment transactions	0.29	4.87	(1.49)	2.21	1.19
Total from investment operations	0.60	5.17	(1.23)	2.46	1.41
Net asset value, end of period	$ 23.18	$ 22.58	$ 17.41	$ 18.64	$ 16.18
Total return[2]	2.66%	29.70%	(6.60%)	15.21%	9.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 178,959	$ 192,959	$ 176,072	$ 216,214	$ 191,386
Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.52%	1.48%	1.39%	1.44%	1.47%
Portfolio turnover rate	80%	65%	76%	106%	87%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INDEX 500 FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 27.30	$ 20.83	$ 21.87	$ 18.00	$ 16.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.40	0.35	0.33	0.29
Net realized and unrealized gain (loss) on investment transactions	4.62	6.07	(1.39)	3.54	1.57
Total from investment operations	5.01	6.47	(1.04)	3.87	1.86
Net asset value, end of period	$ 32.31	$ 27.30	$ 20.83	$ 21.87	$ 18.00
Total return[2]	18.35%	31.06%	(4.76%)	21.50%	11.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 595,933	$ 494,540	$ 416,864	$ 485,750	$ 432,873
Ratio of total expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.44%	1.63%	1.56%	1.64%	1.75%
Portfolio turnover rate	19%	3%	3%	2%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.23	$ 19.01	$ 18.96	$ 14.92	$ 14.02
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.11)	(0.07)	(0.06)	(0.03)	—(a)
Net realized and unrealized gain (loss) on investment transactions	13.09	7.29	0.11	4.07	0.90
Total from investment operations	12.98	7.22	0.05	4.04	0.90
Net asset value, end of period	$ 39.21	$ 26.23	$ 19.01	$ 18.96	$ 14.92
Total return[2]	49.48%	37.98%	0.26%	27.08%	6.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 196,992	$ 148,766	$ 112,502	$ 121,288	$ 103,325
Ratio of total expenses to average net assets	0.95%	0.96%	0.96%	0.96%	0.97%
Ratio of net investment income (loss) to average net assets	(0.38%)	(0.32%)	(0.28%)	(0.20%)	—
Portfolio turnover rate	26%	22%	42%	25%	28%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	Less than one penny per share.

MID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.45	$ 22.60	$ 26.65	$ 22.69	$ 19.36
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.29	0.23	0.20	0.20
Net realized and unrealized gain (loss) on investment transactions	(3.48)	3.56	(4.28)	3.76	3.13
Total from investment operations	(3.25)	3.85	(4.05)	3.96	3.33
Net asset value, end of period	$ 23.20	$ 26.45	$ 22.60	$ 26.65	$ 22.69
Total return[2]	(12.29%)	17.04%	(15.20%)	17.45%	17.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 94,762	$ 116,799	$ 141,771	$ 180,696	$ 170,374
Ratio of total expenses to average net assets	0.82%	0.80%	0.79%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	1.13%	1.14%	0.85%	0.83%	0.97%
Portfolio turnover rate	122% (b)	14%	33%	31%	33%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(b)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.94	$ 20.92	$ 24.06	$ 21.57	$ 17.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.35	0.28	0.33	0.19
Net realized and unrealized gain (loss) on investment transactions	0.08	5.67	(3.42)	2.16	3.81
Total from investment operations	0.43	6.02	(3.14)	2.49	4.00
Net asset value, end of period	$ 27.37	$ 26.94	$ 20.92	$ 24.06	$ 21.57
Total return[2]	1.60%	28.78%	(13.05%)	11.55%	22.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 94,077	$ 99,799	$ 79,292	$ 99,011	$ 96,177
Ratio of total expenses to average net assets	1.04%	1.05%	1.06%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	1.46%	1.44%	1.16%	1.48%	1.01%
Portfolio turnover rate	75%	50%	60%	45%	64%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 34.39	$ 24.93	$ 26.38	$ 20.68	$ 19.46
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.25)	(0.18)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	18.24	9.64	(1.35)	5.81	1.32
Total from investment operations	17.99	9.46	(1.45)	5.70	1.22
Net asset value, end of period	$ 52.38	$ 34.39	$ 24.93	$ 26.38	$ 20.68
Total return[2]	52.31%	37.95%	(5.50%)	27.56%	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 96,010	$ 70,961	$ 59,882	$ 64,783	$ 52,713
Ratio of net expenses to average net assets[3]	1.05%	1.04%	1.03%	1.05%	1.05%
Ratio of total expenses to average net assets[4]	1.05%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets[3]	(0.65%)	(0.59%)	(0.35%)	(0.47%)	(0.52%)
Portfolio turnover rate	97%	70%	83%	68%	160%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 28.37	$ 23.67	$ 27.90	$ 24.69	$ 19.72
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.18	0.10	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	0.23	4.52	(4.33)	3.18	4.95
Total from investment operations	0.41	4.70	(4.23)	3.21	4.97
Net asset value, end of period	$ 28.78	$ 28.37	$ 23.67	$ 27.90	$ 24.69
Total return[2]	1.45%	19.86%	(15.16%)	13.00%	25.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 57,672	$ 85,324	$ 80,919	$ 85,323	$ 82,032
Ratio of total expenses to average net assets	1.17%	1.12%	1.10%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	0.77%	0.66%	0.36%	0.11%	0.10%
Portfolio turnover rate	55%	32%	47%	37%	62%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 47.45	$ 37.00	$ 38.80	$ 31.08	$ 28.59
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.28)	(0.18)	(0.15)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	15.49	10.63	(1.65)	7.88	2.59
Total from investment operations	15.21	10.45	(1.80)	7.72	2.49
Net asset value, end of period	$ 62.66	$ 47.45	$ 37.00	$ 38.80	$ 31.08
Total return[2]	32.06%	28.24%	(4.64%)	24.84%	8.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 142,595	$ 118,244	$ 93,243	$ 102,380	$ 85,958
Ratio of total expenses to average net assets	1.01%	1.02%	1.00%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.60%)	(0.40%)	(0.36%)	(0.46%)	(0.35%)
Portfolio turnover rate	28%	21%	22%	25%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 39.32	$ 31.96	$ 37.11	$ 33.06	$ 26.50
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.24	0.17	0.18	0.23
Net realized and unrealized gain (loss) on investment transactions	0.73	7.12	(5.32)	3.87	6.33
Total from investment operations	0.92	7.36	(5.15)	4.05	6.56
Net asset value, end of period	$ 40.24	$ 39.32	$ 31.96	$ 37.11	$ 33.06
Total return[2]	2.34%	23.03%	(13.88%)	12.25%	24.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 179,912	$ 205,049	$ 211,285	$ 262,728	$ 244,968
Ratio of total expenses to average net assets	1.02%	0.98%	0.97%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.58%	0.65%	0.46%	0.56%	0.83%
Portfolio turnover rate	84%	54%	55%	59%	57%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 25.22	$ 20.26	$ 22.86	$ 20.09	$ 16.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.13	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investment transactions	4.78	4.83	(2.74)	2.64	3.28
Total from investment operations	4.88	4.96	(2.60)	2.77	3.40
Net asset value, end of period	$ 30.10	$ 25.22	$ 20.26	$ 22.86	$ 20.09
Total return[2]	19.35%	24.48%	(11.37%)	13.79%	20.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 75,852	$ 69,993	$ 70,724	$ 81,638	$ 76,355
Ratio of net expenses to average net assets[3]	0.74%	0.72%	0.65%	0.65%	0.66%
Ratio of total expenses to average net assets[4]	0.75%	0.72%	0.65%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets	0.43%	0.55%	0.59%	0.62%	0.70%
Portfolio turnover rate	27%	16%	14%	13%	18%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.79	$ 12.22	$ 14.22	$ 11.42	$ 11.38
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.33	0.31	0.27	0.26
Net realized and unrealized gain (loss) on investment transactions	0.96	2.24	(2.31)	2.53	(0.22)
Total from investment operations	1.15	2.57	(2.00)	2.80	0.04
Net asset value, end of period	$ 15.94	$ 14.79	$ 12.22	$ 14.22	$ 11.42
Total return[2]	7.78%	21.03%	(14.07%)	24.52%	0.35%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 109,296	$ 111,067	$ 98,471	$ 116,930	$ 97,813
Ratio of total expenses to average net assets	0.89%	0.82%	0.79%	0.82%	0.81%
Ratio of net investment income (loss) to average net assets	1.39%	2.41%	2.24%	2.05%	2.35%
Portfolio turnover rate	5%	6%	3%	4%	7%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 33.95	$ 26.51	$ 30.26	$ 22.98	$ 24.23
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	0.20	0.19	0.15	0.26
Net realized and unrealized gain (loss) on investment transactions	5.12	7.24	(3.94)	7.13	(1.51)
Total from investment operations	5.07	7.44	(3.75)	7.28	(1.25)
Net asset value, end of period	$ 39.02	$ 33.95	$ 26.51	$ 30.26	$ 22.98
Total return[2]	14.93%	28.07%	(12.39%)	31.68%	(5.16%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 336,274	$ 325,965	$ 296,892	$ 375,821	$ 319,322
Ratio of total expenses to average net assets	1.06%	1.08%	1.11%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	(0.14%)	0.66%	(0.66%)	0.56%	1.10%
Portfolio turnover rate	75%	50%	50%	32%	34%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 13.52	$ 11.39	$ 13.80	$ 10.22	$ 9.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.14	0.09	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	1.43	1.99	(2.50)	3.55	0.53
Total from investment operations	1.41	2.13	(2.41)	3.58	0.56
Net asset value, end of period	$ 14.93	$ 13.52	$ 11.39	$ 13.80	$ 10.22
Total return[2]	10.43%	18.70%	(17.46%)	35.03%	5.80%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 145,335	$ 147,412	$ 146,973	$ 184,357	$ 150,270
Ratio of total expenses to average net assets	1.32%	1.34%	1.32%	1.51%	1.65%
Ratio of net investment income (loss) to average net assets	(0.19%)	1.11%	0.73%	0.25%	0.28%
Portfolio turnover rate	121% (a)	35%	45%	41%	46%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 27.25	$ 20.57	$ 21.47	$ 19.99	$ 18.95
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.41	0.43	0.39	0.32
Net realized and unrealized gain (loss) on investment transactions	(1.27)	6.27	(1.33)	1.09	0.72
Total from investment operations	(0.88)	6.68	(0.90)	1.48	1.04
Net asset value, end of period	$ 26.37	$ 27.25	$ 20.57	$ 21.47	$ 19.99
Total return[2]	(3.23%)	32.47%	(4.19%)	7.40%	5.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 121,063	$ 133,068	$ 114,366	$ 137,842	$ 137,257
Ratio of total expenses to average net assets	0.97%	0.96%	0.96%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.59%	1.64%	2.05%	1.86%	1.65%
Portfolio turnover rate	64%	74%	66%	75%	81%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 21.41	$ 17.37	$ 19.20	$ 15.99	$ 14.88
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.06)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.05	4.10	(1.77)	3.26	1.16
Total from investment operations	1.98	4.04	(1.83)	3.21	1.11
Net asset value, end of period	$ 23.39	$ 21.41	$ 17.37	$ 19.20	$ 15.99
Total return[2]	9.25%	23.26%	(9.53%)	20.08%	7.46%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,074	$ 72,017	$ 64,604	$ 75,079	$ 61,867
Ratio of total expenses to average net assets[3]	0.33%	0.33%	0.32%	0.31%	0.32%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.33%)	(0.32%)	(0.31%)	(0.32%)
Portfolio turnover rate	17%	14%	19%	20%	20%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.06	$ 18.12	$ 19.66	$ 16.72	$ 15.55
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.06)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.14	4.00	(1.48)	2.99	1.22
Total from investment operations	2.08	3.94	(1.54)	2.94	1.17
Net asset value, end of period	$ 24.14	$ 22.06	$ 18.12	$ 19.66	$ 16.72
Total return[2]	9.43%	21.75%	(7.83%)	17.58%	7.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 227,084	$ 232,308	$ 217,918	$ 266,699	$ 230,243
Ratio of total expenses to average net assets[3]	0.30%	0.30%	0.30%	0.29%	0.30%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.29%)	(0.29%)	(0.29%)	(0.30%)
Portfolio turnover rate	17%	12%	14%	16%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.55	$ 16.48	$ 17.51	$ 15.36	$ 14.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.97	3.12	(0.98)	2.20	1.04
Total from investment operations	1.91	3.07	(1.03)	2.15	1.00
Net asset value, end of period	$ 21.46	$ 19.55	$ 16.48	$ 17.51	$ 15.36
Total return[2]	9.77%	18.63%	(5.88%)	14.00%	6.96%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 285,910	$ 298,115	$ 291,618	$ 342,656	$ 332,347
Ratio of total expenses to average net assets[3]	0.30%	0.30%	0.29%	0.29%	0.29%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.30%)	(0.29%)	(0.29%)	(0.29%)
Portfolio turnover rate	17%	9%	14%	12%	12%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 17.58	$ 15.31	$ 15.86	$ 14.42	$ 13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.05)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.46	2.32	(0.50)	1.49	0.86
Total from investment operations	1.41	2.27	(0.55)	1.44	0.82
Net asset value, end of period	$ 18.99	$ 17.58	$ 15.31	$ 15.86	$ 14.42
Total return[2]	8.02%	14.83%	(3.47%)	9.99%	6.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 94,485	$ 93,947	$ 88,927	$ 98,414	$ 97,741
Ratio of total expenses to average net assets[3]	0.32%	0.32%	0.31%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.31%)	(0.30%)	(0.30%)	(0.30%)
Portfolio turnover rate	23%	13%	17%	15%	15%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 15.51	$ 13.99	$ 14.18	$ 13.33	$ 12.73
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.14	1.57	(0.15)	0.89	0.64
Total from investment operations	1.09	1.52	(0.19)	0.85	0.60
Net asset value, end of period	$ 16.60	$ 15.51	$ 13.99	$ 14.18	$ 13.33
Total return[2]	7.03%	10.87%	(1.34%)	6.38%	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 61,854	$ 59,832	$ 57,092	$ 58,659	$ 56,092
Ratio of total expenses to average net assets[3]	0.33%	0.34%	0.33%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)
Portfolio turnover rate	30%	18%	23%	23%	26%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
To assess the continuing appropriateness of third-party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.
Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Significant Level 3 items at December 31, 2020 consist of $29,305,895 and $6,169,817 of equities in the Flexibly Managed Fund and Large Growth Stock Fund respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. Premiums on callable debt securities are

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2020 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2020, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At December 31, 2020, the Funds had accrued capital gains taxes of $715,201 and $1,146,317, respectively, which is reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2020, the Funds had realized capital gains tax expense of $78,573 and $37,318, respectively, which is reflected in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.
Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Janus Capital Management LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund*	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund**	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
*	Effective May 1, 2020. Prior to May 1, 2020, the Fund’s Investment Advisory Fee was 0.83% of the first $227,000,000 and 0.75% over $227,000,000.
**	Effective May 1, 2020. Prior to May 1, 2020, the Fund’s Investment Advisory Fee was 0.92% on the average daily net assets of the Fund.
Effective May 1, 2020, Janus Capital Management, LLC replaced Neuberger Berman as Sub-Adviser to the Mid Cap Value Fund and Vontobel Asset Management, Inc. replaced Morgan Stanley as Sub-Adviser to the Emerging Markets Equity Fund.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.
Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Fund	Expense Limitation
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Fund	Expense Limitation
Moderately Conservative Allocation Fund*	0.35%
Fund	Expense Limitation
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.
As of December 31, 2020, the Money Market Fund waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by PMAM and Penn Mutual in the amount of $108,890. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire December 31, 2023.
As of December 31, 2020, the Money Market Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM in the amount of $294,197. If not recaptured, the waived and/or reimbursed advisory fees will expire on December 31, 2023.
During the year ended December 31, 2020, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Small Cap Value Fund	$ 1,941
Small Cap Index Fund	5,369
Total fees of $550,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2020. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.
4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2020 are as follows:

Money Market Fund	$ 8,173,579
Limited Maturity Bond Fund	67,071,701
Quality Bond Fund	54,935,698
Large Growth Stock Fund	20,497,510

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Large Core Value Fund	$ 21,847,084
Index 500 Fund	20,816,656
SMID Cap Growth Fund	4,949,420
SMID Cap Value Fund	4,313,524
Small Cap Index Fund	4,281,641
Developed International Index Fund	4,121,262
International Equity Fund	6,927,252
Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2020 were as follows:

SMID Cap Growth Fund	$ 4,814
Small Cap Value Fund	24,666
Cross trades for the year ended December 31, 2020, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the year ended December 31, 2020, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Gain (Loss)
Flexibly Managed Fund	$ 6,721,879	$10,471,307	$(272,678)
Large Growth Stock Fund	—	164,455	—
Large Cap Growth Fund	292,540	—	—
A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2020 as follows:
Balanced Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.8%
Penn Series Index 500 Fund*	$ 49,001,759	$ 5,025,509	$ 12,359,010	$ 8,915,392	$ (165,559)	$50,418,091	1,560,448	$—
Affiliated Fixed Income Funds — 39.3%
Penn Series Quality Bond Fund*	31,970,061	6,506,945	7,847,408	2,868,441	(364,990)	33,133,049	1,908,586	—
	$80,971,820	$11,532,454	$20,206,418	$11,783,833	$ (530,549)	$ 83,551,140		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.7%
Penn Series Flexibly Managed Fund*	$ 2,144,523	$ 121,063	$ 478,023	$ 176,105	$ 128,252	$ 2,091,920	27,126	$—
Penn Series Index 500 Fund*	3,607,020	4,762,347	931,562	679,157	991,693	9,108,655	281,914	—
Penn Series Large Cap Growth Fund*	2,157,581	88,810	520,170	244,294	135,203	2,105,718	68,904	—
Penn Series Large Cap Value Fund*	6,452,334	443,209	1,421,771	537,436	(485,549)	5,525,659	166,737	—
Penn Series Large Core Value Fund*	6,443,737	462,239	1,402,574	401,960	(332,158)	5,573,204	240,432	—
Penn Series Large Growth Stock Fund*	724,920	19,439	244,201	118,144	85,022	703,324	9,853	—
Penn Series Mid Cap Growth Fund*	1,442,281	29,443	611,612	323,177	223,491	1,406,780	35,878	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Aggressive Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Penn Series Mid Cap Value Fund*	$ 1,447,626	$ 301,058	$ 235,435	$ (16,766)	$ (105,656)	$ 1,390,827	59,949	$—
Penn Series Mid Core Value Fund*	5,026,504	478,642	807,107	221,730	(100,666)	4,819,103	176,072	—
Penn Series Real Estate Securities Fund*	2,201,429	431,018	460,852	149,529	(236,817)	2,084,307	79,041	—
Penn Series Small Cap Growth Fund*	2,151,232	136,274	770,697	346,156	262,257	2,125,222	33,917	—
Penn Series Small Cap Value Fund*	1,443,792	207,195	881,115	42,548	(120,434)	691,986	17,197	—
Penn Series SMID Cap Growth Fund*	1,433,571	29,443	634,353	330,641	246,194	1,405,496	26,833	—
Penn Series SMID Cap Value Fund*	5,035,220	110,812	2,951,462	(167,397)	(648,000)	1,379,173	47,921	—
Affiliated Fixed Income Funds — 8.8%
Penn Series High Yield Bond Fund*	1,425,363	936,624	370,722	64,538	21,964	2,077,767	129,698	—
Penn Series Limited Maturity Bond Fund*	4,959,730	817,792	1,795,400	129,696	23,880	4,135,698	310,255	—
Affiliated International Equity Funds — 33.0%
Penn Series Developed International Index Fund*	8,576,016	640,166	1,477,260	392,759	260,157	8,391,838	526,464	—
Penn Series Emerging Markets Equity Fund*	6,520,803	445,318	1,321,599	269,407	352,111	6,266,040	419,695	—
Penn Series International Equity Fund*	8,618,417	533,965	1,763,056	618,722	450,449	8,458,497	216,773	—
	$71,812,099	$10,994,857	$19,078,971	$4,861,836	$ 1,151,393	$69,741,214		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.7%
Penn Series Flexibly Managed Fund*	$ 13,830,353	$ 431,199	$ 2,661,690	$ 1,498,186	$ 479,269	$ 13,577,317	176,054	$—
Penn Series Index 500 Fund*	11,631,878	13,226,512	2,276,479	1,657,680	3,044,594	27,284,185	844,450	—
Penn Series Large Cap Growth Fund*	6,957,535	188,710	1,551,908	893,583	344,743	6,832,663	223,582	—
Penn Series Large Cap Value Fund*	20,806,664	1,658,350	4,749,744	2,579,032	(2,361,447)	17,932,855	541,124	—
Penn Series Large Core Value Fund*	20,778,742	1,705,799	4,686,679	1,379,785	(1,090,952)	18,086,695	780,272	—
Penn Series Large Growth Stock Fund*	2,337,825	37,292	752,460	365,322	293,907	2,281,886	31,968	—
Penn Series Mid Cap Growth Fund*	4,651,175	74,584	1,931,719	1,017,534	752,271	4,563,845	116,395	—
Penn Series Mid Cap Value Fund*	2,334,274	484,845	374,778	(30,395)	(157,085)	2,256,861	97,279	—
Penn Series Mid Core Value Fund*	13,893,322	1,433,601	2,299,007	733,953	(356,145)	13,405,724	489,796	—
Penn Series Real Estate Securities Fund*	7,099,193	1,178,280	1,244,459	582,049	(850,397)	6,764,666	256,529	—
Penn Series Small Cap Growth Fund*	4,624,797	372,148	1,718,556	833,224	484,889	4,596,502	73,356	—
Penn Series Small Cap Index Fund*	2,324,622	266,826	804,099	271,405	192,740	2,251,494	74,800	—
Penn Series Small Cap Value Fund*	4,656,163	705,583	2,883,033	680,219	(913,155)	2,245,777	55,810	—
Penn Series SMID Cap Growth Fund*	2,311,431	37,292	1,002,516	474,050	459,512	2,279,769	43,524	—
Penn Series SMID Cap Value Fund*	13,917,895	205,286	7,777,184	(629,336)	(1,240,370)	4,476,291	155,535	—
Affiliated Fixed Income Funds — 17.8%
Penn Series High Yield Bond Fund*	4,596,082	2,862,359	996,928	228,275	52,883	6,742,671	420,891	—
Penn Series Limited Maturity Bond Fund*	25,129,800	3,587,611	7,124,203	547,365	228,019	22,368,592	1,678,064	—
Penn Series Quality Bond Fund*	11,383,316	2,380,896	3,387,168	596,903	232,348	11,206,295	645,524	—
Affiliated International Equity Funds — 25.0%
Penn Series Developed International Index Fund*	20,740,421	1,784,719	3,753,042	1,133,226	517,195	20,422,519	1,281,212	—
Penn Series Emerging Markets Equity Fund*	14,019,467	1,078,620	2,905,269	392,814	969,828	13,555,460	907,934	—
Penn Series International Equity Fund*	23,159,513	1,289,813	4,515,000	1,882,668	1,052,665	22,869,659	586,101	—
	$231,184,468	$34,990,325	$59,395,921	$17,087,542	$ 2,135,312	$226,001,726		$—
*	Non-income producing security.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Moderate Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.8%
Penn Series Flexibly Managed Fund*	$ 17,902,516	$ 178,273	$ 3,624,930	$ 2,142,373	$ 503,526	$ 17,101,758	221,755	$—
Penn Series Index 500 Fund*	12,045,036	14,602,285	3,496,484	2,575,045	2,913,274	28,639,156	886,387	—
Penn Series Large Cap Growth Fund*	6,003,946	120,052	1,493,289	600,472	506,454	5,737,635	187,750	—
Penn Series Large Cap Value Fund*	17,955,045	1,909,162	5,785,002	2,239,210	(2,201,115)	14,117,300	425,990	—
Penn Series Large Core Value Fund*	17,931,038	1,958,668	5,777,730	1,637,720	(1,511,350)	14,238,346	614,251	—
Penn Series Large Growth Stock Fund*	3,026,001	29,661	1,066,336	831,472	53,576	2,874,374	40,269	—
Penn Series Mid Cap Growth Fund*	6,020,391	247,220	2,893,577	1,556,414	818,412	5,748,860	146,617	—
Penn Series Mid Core Value Fund*	20,980,932	2,722,649	4,645,992	1,463,742	(821,682)	19,699,649	719,753	—
Penn Series Real Estate Securities Fund*	6,125,947	738,766	946,439	582,895	(820,818)	5,680,351	215,410	—
Penn Series Small Cap Growth Fund*	2,993,136	351,375	1,328,663	896,706	(17,509)	2,895,045	46,202	—
Penn Series Small Cap Index Fund*	3,008,884	456,682	1,250,510	468,805	152,135	2,835,996	94,219	—
Penn Series Small Cap Value Fund*	6,026,729	1,095,137	4,002,506	537,058	(827,712)	2,828,706	70,296	—
Penn Series SMID Cap Growth Fund*	2,991,902	125,975	1,494,261	708,339	539,805	2,871,760	54,826	—
Penn Series SMID Cap Value Fund*	12,010,168	61,098	7,143,779	(811,043)	(1,297,374)	2,819,070	97,952	—
Affiliated Fixed Income Funds — 37.5%
Penn Series High Yield Bond Fund*	8,924,078	3,595,895	1,755,597	594,103	(34,405)	11,324,074	706,871	—
Penn Series Limited Maturity Bond Fund*	44,359,363	5,109,971	11,424,257	960,022	440,490	39,445,589	2,959,159	—
Penn Series Quality Bond Fund*	58,942,961	9,486,724	16,366,161	3,597,246	800,975	56,461,745	3,252,405	—
Affiliated International Equity Funds — 17.0%
Penn Series Developed International Index Fund*	14,915,198	1,834,386	3,731,042	1,366,311	(93,451)	14,291,402	896,575	—
Penn Series Emerging Markets Equity Fund*	15,122,101	1,516,035	3,928,113	1,007,301	511,265	14,228,589	953,020	—
Penn Series International Equity Fund*	20,984,824	1,520,983	5,133,719	2,556,741	236,384	20,165,213	516,791	—
	$298,270,196	$47,660,997	$87,288,387	$25,510,932	$ (149,120)	$284,004,618		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.8%
Penn Series Flexibly Managed Fund*	$ 7,502,879	$ 774,081	$ 1,944,651	$ 1,249,156	$ (51,446)	$ 7,530,019	97,640	$—
Penn Series Index 500 Fund*	2,839,542	2,897,687	1,244,204	473,031	708,474	5,674,530	175,628	—
Penn Series Large Cap Growth Fund*	1,887,180	257,988	626,414	236,652	139,348	1,894,754	62,001	—
Penn Series Large Cap Value Fund*	5,643,688	1,164,377	2,210,556	341,798	(277,384)	4,661,923	140,673	—
Penn Series Large Core Value Fund*	5,636,148	1,228,031	2,253,833	479,112	(387,557)	4,701,901	202,843	—
Penn Series Mid Core Value Fund*	2,826,357	678,240	836,217	251,306	(131,670)	2,788,016	101,864	—
Penn Series Real Estate Securities Fund*	1,925,538	315,196	295,033	170,200	(240,025)	1,875,876	71,137	—
Penn Series Small Cap Value Fund*	947,188	286,147	381,347	40,059	42,081	934,128	23,214	—
Penn Series SMID Cap Value Fund*	1,887,557	97,980	837,624	(128,971)	(87,996)	930,946	32,347	—
Affiliated Fixed Income Funds — 56.2%
Penn Series High Yield Bond Fund*	2,805,035	2,152,412	480,637	181,977	15,682	4,674,469	291,790	—
Penn Series Limited Maturity Bond Fund*	23,238,329	3,638,018	6,244,597	684,845	83,685	21,400,280	1,605,422	—
Penn Series Quality Bond Fund*	26,863,938	4,861,248	6,767,772	1,519,225	559,484	27,036,123	1,557,380	—
Affiliated International Equity Funds — 10.0%
Penn Series Developed International Index Fund*	2,812,867	680,562	946,167	326,141	(41,802)	2,831,601	177,641	—
Penn Series Emerging Markets Equity Fund*	1,901,327	370,487	607,509	80,961	134,206	1,879,472	125,886	—
Penn Series International Equity Fund*	4,711,408	837,933	1,482,425	446,667	242,945	4,756,528	121,900	—
	$ 93,428,981	$20,240,387	$27,158,986	$6,352,159	$ 708,025	$93,570,566		$—
*	Non-income producing security.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Conservative Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.7%
Penn Series Flexibly Managed Fund*	$ 4,758,720	$ 1,151,030	$ 1,857,433	$ 702,310	$ 117,237	$ 4,871,864	63,172	$—
Penn Series Index 500 Fund*	600,339	1,992,501	710,956	60,245	505,451	2,447,580	75,753	—
Penn Series Large Cap Value Fund*	1,789,751	549,102	1,120,733	(5,499)	(6,125)	1,206,496	36,406	—
Penn Series Large Core Value Fund*	2,383,156	782,306	1,379,930	174,521	(134,775)	1,825,278	78,744	—
Penn Series Mid Core Value Fund*	1,195,070	447,446	511,048	124,171	(53,087)	1,202,552	43,937	—
Penn Series Real Estate Securities Fund*	610,637	156,609	144,909	23,057	(38,559)	606,835	23,012	—
Penn Series SMID Cap Value Fund*	598,587	14,452	435,136	(148,299)	(29,604)	—	—	—
Affiliated Fixed Income Funds — 75.0%
Penn Series High Yield Bond Fund*	1,779,107	1,581,945	474,323	133,722	3,797	3,024,248	188,780	—
Penn Series Limited Maturity Bond Fund*	20,634,913	4,771,670	6,250,433	560,800	148,030	19,864,980	1,490,246	—
Penn Series Quality Bond Fund*	22,914,494	5,372,636	6,570,456	1,370,470	435,882	23,523,026	1,355,013	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	1,189,390	448,984	558,424	93,143	48,244	1,221,337	76,621	—
Penn Series International Equity Fund*	597,640	187,636	266,781	66,245	30,725	615,465	15,773	—
	$59,051,804	$17,456,317	$20,280,562	$3,154,886	$1,027,216	$60,409,661		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the year ended December 31, 2020, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 22,457,295	$ 27,051,158	$ 198,316,619	$ 201,248,749
Quality Bond Fund	100,531,258	87,007,520	242,140,512	240,023,374
High Yield Bond Fund	—	—	183,972,845	186,900,495
Flexibly Managed Fund	—	—	3,503,687,631	3,774,664,123
Balanced Fund	—	—	11,532,454	20,206,418
Large Growth Stock Fund	—	—	122,279,153	165,033,918
Large Cap Growth Fund	—	—	20,507,523	27,601,983
Large Core Growth Fund	—	—	122,159,182	142,425,891
Large Cap Value Fund	—	—	86,360,953	87,938,406
Large Core Value Fund	—	—	134,766,763	149,650,101
Index 500 Fund	—	—	112,631,934	97,491,731
Mid Cap Growth Fund	—	—	40,485,200	59,345,758
Mid Cap Value Fund	—	—	106,034,962	113,057,866
Mid Core Value Fund	—	—	64,241,699	68,824,198
SMID Cap Growth Fund	—	—	73,144,561	82,304,650
SMID Cap Value Fund	—	—	32,452,384	54,115,034
Small Cap Growth Fund	—	—	31,948,881	38,656,817
Small Cap Value Fund	—	—	135,338,957	158,106,757
Small Cap Index Fund	—	—	17,148,946	22,029,799
Developed International Index Fund	—	—	4,561,180	11,153,974
International Equity Fund	—	—	220,954,250	249,506,199
Emerging Markets Equity Fund	—	—	155,713,584	173,759,283
Real Estate Securities Fund	—	—	72,883,666	75,218,271
Aggressive Allocation Fund	—	—	10,994,857	19,078,971
Moderately Aggressive Allocation Fund	—	—	34,990,325	59,395,921

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Moderate Allocation Fund	$ —	$ —	$ 47,660,997	$ 87,288,387
Moderately Conservative Allocation Fund	—	—	20,240,387	27,158,986
Conservative Allocation Fund	—	—	17,456,317	20,280,562
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2020, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.
Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2020, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$ (8,601,790)	$ 8,601,790
Quality Bond Fund	(24,866,405)	24,866,405
High Yield Bond Fund	(7,123,023)	7,123,023
Flexibly Managed Fund	(612,200,192)	612,200,192
Balanced Fund	(11,110,923)	11,110,923
Large Growth Stock Fund	(33,376,183)	33,376,183
Large Cap Growth Fund	(8,536,126)	8,536,126
Large Core Growth Fund	(44,953,181)	44,953,181

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Large Cap Value Fund	$ (1,996,799)	$ 1,996,799
Large Core Value Fund	(4,367,897)	4,367,897
Index 500 Fund	(74,746,105)	74,746,105
Mid Cap Growth Fund	(22,594,141)	22,594,141
Mid Cap Value Fund	(1,005,956)	1,005,956
Mid Core Value Fund	(1,549,102)	1,549,102
SMID Cap Growth Fund	(18,139,095)	18,139,095
SMID Cap Value Fund	(455,151)	455,151
Small Cap Growth Fund	(7,305,117)	7,305,117
Small Cap Value Fund	(938,778)	938,778
Small Cap Index Fund	(8,473,315)	8,473,315
Developed International Index Fund	(3,893,422)	3,893,422
International Equity Fund	(25,573,923)	25,573,923
Emerging Markets Equity Fund	(1,149,422)	1,149,422
Real Estate Securities Fund	(1,834,015)	1,834,015
Aggressive Allocation Fund	(4,617,792)	4,617,792
Moderately Aggressive Allocation Fund	(16,362,091)	16,362,091
Moderate Allocation Fund	(24,496,878)	24,496,878
Moderately Conservative Allocation Fund	(6,016,468)	6,016,468
Conservative Allocation Fund	(2,971,323)	2,971,323
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2020 and 2019 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2020	2019	2020	2019	2020	2019
Money Market Fund	$ 280,484	$ 1,635,471	$ —	$ —	$ 280,484	$ 1,635,471
Limited Maturity Bond Fund	7,034,384	7,466,688	1,567,406	—	8,601,790	7,466,688
Quality Bond Fund	18,022,139	16,119,199	6,844,266	930,536	24,866,405	17,049,735
High Yield Bond Fund	7,123,023	7,655,189	—	—	7,123,023	7,655,189
Flexibly Managed Fund	170,953,177	113,162,273	441,249,176	306,749,828	612,202,353	419,912,101
Balanced Fund	1,750,694	1,824,970	17,384,260	11,045,108	19,134,954	12,870,078
Large Growth Stock Fund	4,837,204	—	28,538,979	25,691,548	33,376,183	25,691,548
Large Cap Growth Fund	127,140	249,533	8,408,992	8,003,073	8,536,132	8,252,606
Large Core Growth Fund	19,399,794	2,050,338	25,553,387	16,434,131	44,953,181	18,484,469
Large Cap Value Fund	1,996,799	2,002,810	—	1,513,721	1,996,799	3,516,531

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2020	2019	2020	2019	2020	2019
Large Core Value Fund	$ 2,825,057	$ 5,965,127	$ 1,542,840	$ 10,102,251	$ 4,367,897	$ 16,067,378
Index 500 Fund	7,995,616	8,049,998	66,750,489	32,391,449	74,746,105	40,441,447
Mid Cap Growth Fund	—	1,247,910	23,161,228	10,206,138	23,161,228	11,454,048
Mid Cap Value Fund	1,005,956	1,655,595	—	—	1,005,956	1,655,595
Mid Core Value Fund	986,874	1,347,832	562,228	—	1,549,102	1,347,832
SMID Cap Growth Fund	8,305,898	371,139	9,833,197	7,737,080	18,139,095	8,108,219
SMID Cap Value Fund	455,151	563,622	—	4,142,138	455,151	4,705,760
Small Cap Growth Fund	—	—	7,325,859	5,629,113	7,325,859	5,629,113
Small Cap Value Fund	938,778	1,413,710	—	15,048,386	938,778	16,462,096
Small Cap Index Fund	1,170,684	888,792	7,302,631	9,238,646	8,473,315	10,127,438
Developed International Index Fund	1,986,014	2,879,486	1,907,408	2,697,215	3,893,422	5,576,701
International Equity Fund	2,186,488	1,537,154	23,387,435	19,705,544	25,573,923	21,242,698
Emerging Markets Equity Fund	1,149,422	810,574	—	3,787,263	1,149,422	4,597,837
Real Estate Securities Fund	1,834,015	6,875,946	—	13,573,504	1,834,015	20,449,450
Aggressive Allocation Fund	839,709	948,119	7,600,653	8,540,457	8,440,362	9,488,576
Moderately Aggressive Allocation Fund	3,243,583	3,679,730	25,962,614	32,228,790	29,206,197	35,908,520
Moderate Allocation Fund	5,393,187	5,967,423	35,292,752	36,041,566	40,685,939	42,008,989
Moderately Conservative Allocation Fund	2,151,240	2,331,930	8,796,197	7,908,345	10,947,437	10,240,275
Conservative Allocation Fund	1,699,850	1,693,608	4,372,679	3,485,940	6,072,529	5,179,548
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2020, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$ (80)	$ —
High Yield Bond Fund	(3,687,517)	(2,880,707)
Large Cap Value Fund	(4,096,562)	(863,815)
Mid Cap Value Fund	(648,512)	(19,764,201)
SMID Cap Value Fund	—	(8,005,009)
Small Cap Value Fund	(2,134,627)	—
Real Estate Securities Fund	(3,595,565)	—
During the year ended December 31, 2020, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$ 793,027
Tax cost of securities:
At December 31, 2020, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2020 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 160,352,430	$ 1	$ —	$ 1
Limited Maturity Bond Fund	255,093,529	3,074,595	(3,636,322)	(561,727)
Quality Bond Fund	453,904,696	22,157,628	(1,292,320)	20,865,308
High Yield Bond Fund	153,390,116	9,446,386	(207,994)	9,238,392
Flexibly Managed Fund	4,090,951,608	861,471,919	(52,947,559)	808,524,360
Balanced Fund	50,903,317	33,199,890	(214,251)	32,985,639
Large Growth Stock Fund	218,561,336	188,303,361	(1,946,903)	186,356,458
Large Cap Growth Fund	42,858,196	25,580,179	(99,870)	25,480,309
Large Core Growth Fund	148,292,841	76,283,672	(1,593,512)	74,690,160
Large Cap Value Fund	150,639,810	33,089,974	(4,915,842)	28,174,132
Large Core Value Fund	155,986,795	28,031,766	(4,495,403)	23,536,363
Index 500 Fund	302,075,592	312,351,088	(20,045,653)	292,305,435
Mid Cap Growth Fund	104,724,042	95,208,455	(955,118)	94,253,337
Mid Cap Value Fund	76,062,403	20,018,417	(757,637)	19,260,780
Mid Core Value Fund	83,211,141	13,162,112	(2,417,162)	10,744,950
SMID Cap Growth Fund	69,181,778	28,838,243	(671,509)	28,166,734
SMID Cap Value Fund	52,756,498	10,127,012	(3,692,023)	6,434,989
Small Cap Growth Fund	79,892,189	66,983,605	(1,180,311)	65,803,294
Small Cap Value Fund	154,401,308	41,664,332	(10,131,964)	31,532,368
Small Cap Index Fund	58,517,737	27,707,292	(7,939,148)	19,768,144
Developed International Index Fund	79,260,865	43,357,008	(14,264,155)	29,092,853
International Equity Fund	254,711,541	80,732,841	(3,008,428)	77,724,413
Emerging Markets Equity Fund	109,131,544	41,180,632	(4,168,330)	37,012,302
Real Estate Securities Fund	106,411,788	14,892,850	(2,314,191)	12,578,659
Aggressive Allocation Fund	53,312,034	16,930,530	(98,681)	16,831,849
Moderately Aggressive Allocation Fund	168,166,955	59,016,846	(210,671)	58,806,175
Moderate Allocation Fund	214,346,006	70,972,020	(170,709)	70,801,311

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Moderately Conservative Allocation Fund	$ 76,937,900	$ 17,458,057	$ (60,097)	$ 17,397,960
Conservative Allocation Fund	53,312,534	7,811,501	(25,360)	7,786,141
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2020. Open futures contracts held by the

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at December 31, 2020 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of December 31, 2020 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2020:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2020:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 96,946	$ —	$ —	$ (29,876)
Quality Bond Fund	—	—	299,623	—	—	(220,350)
High Yield Bond Fund	—	—	31,835	—	—	(45,081)
Flexibly Managed Fund	—	—	—	(57,303,523)	—	—
Index 500 Fund	165,487	—	—	—	—	—
Mid Cap Growth Fund	345,492	—	—	(31,903)	—	—
Mid Core Value Fund	—	9,241	—	—	(57,919)	—
Small Cap Index Fund	44,217	—	—	—	—	—
Developed International Index Fund	47,990	—	—	—	—	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2020:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Bank of America	ISDA	$ —	$ (816,586)	$ (816,586)	$—	$ (816,586)
Citigroup	ISDA	—	(14,538,034)	(14,538,034)	—	(14,538,034)
Credit Suisse	ISDA	—	(4,969,449)	(4,969,449)	—	(4,969,449)
Goldman Sachs	ISDA	—	(8,328,892)	(8,328,892)	—	(8,328,892)
JP Morgan	ISDA	—	(24,691,953)	(24,691,953)	—	(24,691,953)
RBC Capital	ISDA	—	(1,127,644)	(1,127,644)	—	(1,127,644)
Susquehanna Financial Group, Lllp	ISDA	—	(2,830,965)	(2,830,965)	—	(2,830,965)
Total		$ —	$ (57,303,523)	$ (57,303,523)	$—	$ (57,303,523)
Mid Cap Growth Fund
Citigroup	ISDA	163,963	(18,192)	145,771	—	145,771
JP Morgan	ISDA	181,529	(13,711)	167,818	—	167,818
Total		$345,492	$ (31,903)	$ 313,589	$—	$ 313,589
Mid Core Value Fund
Bank of America	Fx Letter	73	(3,272)	(3,199)	—	(3,199)
Credit Suisse	Fx Letter	7,409	—	7,409	—	7,409
Goldman Sachs	Fx Letter	—	(8,828)	(8,828)	—	(8,828)
JP Morgan	Fx Letter	1,759	(45,034)	(43,275)	—	(43,275)
Morgan Stanley	Fx Letter	—	(785)	(785)	—	(785)
Total		$ 9,241	$ (57,919)	$ (48,678)	$—	$ (48,678)
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2020:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 3,047,932
Quality Bond Fund	—	—	8,082,117

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Flexibly Managed Fund	$(1,515,684)	$ (1,142)	$ —
Large Growth Stock Fund	—	9	—
Index 500 Fund	1,474,099	—	—
Mid Cap Growth Fund	(281,857)	—	—
Mid Core Value Fund	—	(314,752)	—
Small Cap Index Fund	217,384	—	—
Developed International Index Fund	1,179,996	—	—
Emerging Markets Equity Fund	—	(232,394)	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 394,622
Quality Bond Fund	—	—	1,495,166
High Yield Bond Fund	—	—	(13,246)
Flexibly Managed Fund	(3,498,148)	—	—
Index 500 Fund	18,434	—	—
Mid Cap Growth Fund	(222,141)	—	—
Mid Core Value Fund	—	23,910	—
Small Cap Index Fund	25,269	—	—
Developed International Index Fund	27,248	—	—
Emerging Markets Equity Fund	—	94,768	—
The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2020. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 89,016,600	$ 5,064,363	$ —	$ —
Quality Bond Fund	—	146,219,397	8,905,494	—	—
Flexibly Managed Fund	—	—	—	—	21,815,348
Index 500 Fund	—	7,917,803	—	—	—
Mid Cap Growth Fund	—	—	—	139,837	110,525
Mid Core Value Fund	(6,489,326)	—	—	—	—
Small Cap Index Fund	—	1,128,032	—	—	—
Developed International Index Fund	—	3,322,295	—	—	—
Emerging Markets Equity Fund	(8,728,572)	—	—	—	—
8 — Credit and Market Risk
During the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread globally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system, and considerable uncertainty for the global economy and financial markets. The effects of COVID-19 pandemic may persist for an extended period of time

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

and have resulted in substantial market volatility and a significant economic downturn. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, measures taken to mitigate the effects of the COVID-19 pandemic, could result in disruptions to the services provided to the Fund by its service providers. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2017, the FASB issued an Accounting Standards Update ("ASU"), ASU 2017-08, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU was effective for annual periods beginning after December 15, 2018.
In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. Management has implemented the ASU 2018-13 on these financial statements.
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2020

11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Directors
Penn Series Funds, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, underlying companies, agent banks and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.
Philadelphia, Pennsylvania
February 24, 2021

Penn Series Funds, Inc.
December 31, 2020

Tax Information (unaudited)
Each Fund reports the following amounts distributed during the year ended December 31, 2020 as capital gain dividends:
Fund	Long-Term Capital Gains
Limited Maturity Bond Fund	$ 1,567,406
Quality Bond Fund	6,844,266
Flexibly Managed Fund	441,249,176
Balanced Fund	17,384,260
Large Growth Stock Fund	28,538,979
Large Cap Growth Fund	8,408,992
Large Core Growth Fund	25,553,387
Large Core Value Fund	1,542,840
Index 500 Fund	66,750,489
Mid Cap Growth Fund	23,161,228
Mid Core Value Fund	562,228
SMID Cap Growth Fund	9,833,197
Small Cap Growth Fund	7,325,859
Small Cap Index Fund	7,302,631
Developed International Index Fund	1,907,408
International Equity Fund	23,387,435
Aggressive Allocation Fund	7,600,653
Moderately Aggressive Allocation Fund	25,962,614
Moderate Allocation Fund	35,292,752
Moderately Conservative Allocation Fund	8,796,197
Conservative Allocation Fund	4,372,679
Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2020 as being eligible for the dividends received deduction available to corporate shareholders:
Fund
High Yield Bond Fund	1.57%
Flexibly Managed Fund	22.13%
Balanced Fund	37.90%
Large Growth Stock Fund	27.77%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	2.03%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	98.10%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	100.00%
SMID Cap Growth Fund	3.25%
SMID Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	43.17%
International Equity Fund	10.03%
Emerging Markets Equity Fund	1.24%
Aggressive Allocation Fund	45.68%
Moderately Aggressive Allocation Fund	37.77%
Moderate Allocation Fund	22.35%
Moderately Conservative Allocation Fund	14.45%
Conservative Allocation Fund	7.49%

Penn Series Funds, Inc.
December 31, 2020

Tax Information (unaudited) continued
Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended December 31, 2020 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.
Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.
Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.
Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries (2005-2020).
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 –Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.
* The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.
Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – 2017), PMAM; Senior Accountant, Penn Mutual (2005 – 2015).

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present); Senior Financial Analyst, Penn Mutual (2011 – 2014).
Victoria Robinson (1965)*	Secretary One year; served since 2019. AML Officer One year; served since 2019.	Chief Ethics & Compliance Officer, Penn Mutual & Hornor, Townsend & Kent, LLC (“HTK”). Anti Money Laundering Officer. Penn Mutual & HTK (2019 – present). Chief Operating Officer PMAM (2017 – 2019); Chief Compliance & Risk Officer, Managing Director, PMAM (2008 – 2019) Assistant Vice President, Penn Mutual (2010 – 2015).
Wei Zhao (1974)*	Chief Compliance Officer One year; served since 2020.	Senior Compliance Manager and Internal Audit Manager, Aberdeen Standard Investment (2013 – 2018); Compliance Manager and Associate Compliance Officer, PMAM (2018 – 2019); Chief Compliance Officer, PMAM (2019 – Present).
* The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2020 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8644	12/20

(b)	Not applicable

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $550,000 for 2020 and $514,500 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2020 and $0 for 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)
Date March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)
Date March 8, 2021

By (Signature and Title)* /s/ Steven Viola
Steven Viola, Treasurer (principal financial officer)

Date March 8, 2021

*	Print the name and title of each signing officer under his or her signature.